February 5, 2001

Dear Policy Holder:

         The year 2000 was an uphill struggle for investors in many financial markets. Tightening monetary conditions around the world generally slowed the pace of global economic growth and imparted challenges to companies across various industries. An inflationary U.S. Federal Reserve Board hiked short-term interest rates three times during the first half of 2000, and by autumn those increases had helped produce the slower economic growth that the Fed had been seeking for more than a year.
         The year 2000 was arguably the most disappointing year for U.S. stocks since 1981. All major U.S. equity indexes finished down for the year, effectively ending the bull market that investors had enjoyed through much of the nineties. A number of factors contributed to the troubles, including high energy prices, corporate earnings disappointments and even a disputed U.S. Presidential election that left us wondering about an outcome for more than a month.
         Still, investors may someday remember 2000 as the year in which the mood of speculation surrounding Internet-related stocks finally soured. In the first two months of 2000, growth stocks completed a monumental price boom that was often led by hopeful prospects for technology. By year's end, however, the technology-heavy Nasdaq Composite Index had trended downward, losing more than 50% from a March 10 high and 39.29% for the year, making 2000 its worst calendar year on record. Although mild by comparison, the loss for the Standard & Poor's 500 Index for the year was a likewise-disappointing -9.11%.
         Many stock markets around the world fared just as poorly as U.S. markets in 2000. Many companies in Europe suffered earnings disappointments and U.S. investors often saw their European stock returns eroded by conversion to a strong U.S. dollar. Many emerging markets suffered even worse years. This was especially the case in Asia, where maturing markets in South Korea, Taiwan, Indonesia, Thailand and the Philippines all finished down more than 40% for the year (Source: Dow Jones & Co.). By December 31, 2000, the Morgan Stanley Capital International World Index, which broadly tracks world equity markets, had fallen 12.92%.
         Despite the down year for stocks, we think that the current landscape is being painted too bleakly by some investors. We believe that worries about a U.S. recession are premature. The world's major economies are slowing significantly, and we expect to confront more market volatility in 2001. Yet many economists are currently forecasting positive growth in 2001 for the U.S. economy and most economies abroad. The World Bank is projecting world economic growth of 3.1% and U.S. growth of 2.1% in 2001.
         The year 2000 is perhaps best put in perspective when considering that the U.S. stock market was simply due for a down year. Long-term investors should recall that the Nasdaq Composite Index averaged annual gains of 42% in the five years prior to 2000. In 1999 alone, the index jumped an incredible 86%. With these numbers in mind, it becomes clear that 2000's market woes can easily be attributed to a necessary correction that followed a period in which valuations had become stretched. We think that 2001 will be challenging, but are optimistic that the stock market can gain its legs slowly over the course of the year as short-term interest rates decrease and corporate earnings reports improve.
         Unfortunately, poor performance in the equity markets in 2000 did not necessarily translate into strong performance by bonds. U.S. Treasury securities generally fared well, as investors sought their relative safety when stocks fell. But the U.S. high-yield bond market remains in disarray, suffering from defaults and a general lack of demand. Internationally, currency volatility and the strong U.S. dollar squeezed returns in many regions, as evidenced by the +1.59% return for the Salomon Smith Barney World Government Bond Index for 2000.
         We are optimistic that 2001 can be more rewarding for many types of investors. We see the U.S. stock market's recent lackluster performance as having created investment opportunities across various industries, moving stocks toward values from which we can be more optimistic about future returns. During the upcoming year, we intend to continue searching for opportunities that should be present if the U.S. economy holds strong and the world's more depressed markets begin to rebound.
         The past year taught many people that the time-tested principles of sound investing remain unchanged. As always, we encourage investors to take a long-term approach to their investments. It is always recommended to follow a regular investment plan, diversify assets and keep a long time horizon regardless of short-term outlooks for individual markets.

         The investment options in your variable annuity offer a wide range of choices. Your financial advisor can provide help in reviewing your investment plan.

         We wish you a healthy and prosperous 2001.

                                                                       2000
                                                                   Total Return
         Standard & Poor's 500 Index                                   -9.11%
         Russell 2000 Index                                            -4.20%
         Lehman Brothers Government/Credit Bond Index                 -11.85%
         Morgan Stanley Europe, Australasia, Far East Index           -13.96%

         Performance noted above assumes reinvestment of dividends. It is not intended to represent the performance of any Premium Fund Series. The Standard & Poor's 500 Index measures the performance of mostly large company stocks. The Lehman Brothers Government/Credit Bond Index measures the performance of government and corporate bonds. The Morgan Stanley Europe, Australasia, Far East Index measures the performance of non-U.S. stocks. The Russell 2000 Index measures the performance of small company stocks. The indexes are unmanaged and assume no management fees or expenses. You cannot invest directly in an index. Past performance does not guarantee future results.

Sincerely,


/s/ Charles E. Haldeman, Jr.               /s/ David K. Downes
------------------------------------       -------------------------------------
Charles E. Haldeman, Jr.                   David K. Downes
Chairman                                   President and Chief Executive Officer
Delaware Investments Family of Funds       Delaware Investments Family of Funds

FOR TOTAL RETURN

Balanced Series (Formerly Delaware Balanced Series)

Investment Strategy and Performance in 2000

     During the fiscal year ended December 31, 2000, the Balanced Series returned -3.12% (Standard Class shares with capital change plus reinvestment of all distributions). The Series' stock holdings outperformed its stock benchmark--the Standard & Poor's 500 Index, which returned -9.11% for the same period. In the bond portion, the Series did not fare as well as its benchmark, the Lehman Brothers Aggregate Bond Index, which returned +11.63% for fiscal 2000.

     In April, a new portfolio manager took over the reigns of the Balanced Series and began a realignment of the portfolio to focus more on growth-oriented stocks and less on value stocks. The shift in focus has broadened the universe of companies available to the Series, including companies in the technology and telecommunications sectors.

Portfolio Snapshot

     Our low-exposure to the technology sector early in the year hurt the Series' performance as many Internet-related companies experienced tremendous earnings in the first quarter of 2000. We have since increased our holdings in technology and telecommunications stocks. Despite the recent downturn in these sectors, we continue to believe they offer enormous growth potential over the next five to 10 years.

     The Series' performance was also hurt in the beginning of the year by our holdings in the leisure services industry, especially cruise line companies, as fewer bookings resulted from Y2K fears. Since those concerns have passed, the industry's earnings began to pick up and we believe their revenue outlook is promising. Our holdings in pharmaceutical and biotechnology firms have also performed well for the Series.

     In managing the fixed-income portion of the portfolio, we rotate among the various fixed-income sectors based on where we perceive value. Currently, we are invested in higher quality agency and mortgage-backed securities, with less emphasis on corporate bonds.

     We believe the Federal Reserve Board's recent interest rate reductions in January 2001, coupled with indications that more rate cuts are to come, are cause for optimism. A falling interest rate environment tends to benefit fixed-income securities in general, which have already reacted positively over the past few months to the slowing U.S. economy.

Investment Outlook

     Although we are disappointed by the Balanced Series' recent performance, we are confident that over the long-term, the Series' new investment style and current make-up will prove successful for our shareholders. Because the Series' realignment occurred when the markets were under significant price pressures, we believe we added a number of attractive equity positions at very favorable prices. Though uncertainty remains in the equity markets, we believe our holdings have strong growth and appreciation potential.

     Additionally, the volatility and uncertainty associated with the equity markets often leads investors to seek the safe haven of U.S. Treasury and government agency securities. Our current allocation in bonds has put us in an effective position to take advantage should this trend develop.

--------------------------------------------------------------------------------
Balanced Series Investment Objective

The Series seeks a balance of capital appreciation, income and preservation of capital. It attempts to achieve this objective by investing primarily in common stocks of established companies believed to have potential for long-term capital growth and at least 25% of its assets in various types of fixed-income securities.
--------------------------------------------------------------------------------


                                                                      Balanced-1

Growth of a $10,000 Investment December 31, 1990 through December 31, 2000



                        Lehman Brothers      Balanced
                        Aggregate Bond       Series
 S&P 500 Index          Index                (Standard Class Shares)

Dec-90   $10,000        $10,000              $10,000
Dec-91   $13,047        $11,600              $12,659
Dec-92   $14,041        $12,459              $14,411
Dec-93   $15,456        $13,674              $15,590
Dec-94   $15,660        $13,275              $15,567
Dec-95   $21,546        $15,727              $19,705
Dec-96   $26,491        $16,298              $22,840
Dec-97   $35,330        $17,872              $ 2,870
Dec-98   $45,425        $19,424              $34,245
Dec-99   $54,989        $19,263              $31,566
Dec-00   $49,982        $21,503              $30,572


                   Balanced Series
           Average Annual Total Returns
--------------------------------------------------
                Standard Class      Service Class
                   Shares(1)           Shares(2)
Lifetime            +10.89%             +1.91%
10 Years            +11.82%                 --
Five Years           +9.18%                 --
One Year             -3.12%                 --

      For the periods ended December 31, 2000

(1) Commenced operations on July 28, 1988.
(2) Commenced operations on May 1, 2000.


Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in Balanced Series Standard Class shares, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index for the 10-year period from December 31, 1990 through December 31, 2000. Returns plotted on the chart were as of the last day of each successive year shown. All distributions were reinvested. The S&P 500 Index measures the performance of mostly large-capitalization U.S. companies. The Lehman Brothers Aggregate Bond Index is a measure of domestic and government bonds, and mortgage-backed and asset-backed securities. The indexes are unmanaged composites that have no set investment objective and do not include the "real world" cost of managing a mutual fund. You cannot invest directly in an index. Earnings from a variable annuity investment are compounded tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                                      Balanced-2

Delaware Group Premium Fund-Balanced Series
Statement of Net Assets
December 31, 2000

                                                Number of               Market
                                                  Shares                Value
  COMMON STOCK-51.08%
  Banking & Finance-11.76%
  Bank of New York ..........................     37,100            $ 2,047,456
  Capital One Financial .....................     27,600              1,816,425
  Charles Schwab ............................     69,800              1,980,575
  Chase Manhattan ...........................     26,700              1,213,181
  Citigroup .................................     53,900              2,752,269
  Morgan Stanley Dean Witter ................     17,300              1,371,025
  Stillwell Financial .......................     76,500              3,016,963
                                                                    -----------
                                                                     14,197,894
                                                                    -----------
  Chemicals-2.41%
  duPont (E.I) deNemours ....................     24,700              1,193,319
  Pharmacia .................................     28,141              1,716,601
                                                                    -----------
                                                                      2,909,920
                                                                    -----------
  Computers & Technology-9.50%
 *America Online ............................     26,900                936,120
 *BEA Systems ...............................     39,300              2,645,381
 *Cadence Design Systems ....................    119,600              3,289,000
 *EMC .......................................     14,300                950,950
  International Business Machines ...........      8,400                714,000
 *Microsoft .................................     21,800                948,300
 *Oracle ....................................     68,300              1,984,969
                                                                    -----------
                                                                     11,468,720
                                                                    -----------
  Electronics & Electrical Equipment-3.76%
 *Agilent Technologies ......................     30,000              1,642,500
 *Globespan .................................     27,200                748,000
 *JDS Uniphase ..............................     18,500                771,219
  Texas Instruments .........................     29,100              1,378,613
                                                                    -----------
                                                                      4,540,332
                                                                    -----------
  Energy-1.20%
  Anadarko Petroleum ........................     14,800              1,051,984
 *Southern Energy ...........................     13,900                393,544
                                                                    -----------
                                                                      1,445,528
                                                                    -----------
  Healthcare & Pharmaceuticals-7.70%
  American Home Products ....................     26,000              1,652,300
 *Amgen .....................................     27,700              1,771,069
  Baxter International ......................     11,700              1,033,256
+*Genentech .................................     27,600              2,249,400
  Lilly (Eli) ...............................      6,400                595,600
 *St. Jude Medical ..........................     32,400              1,990,575
                                                                    -----------
                                                                      9,292,200
                                                                    -----------
  Leisure, Lodging & Entertainment-4.77%
  Carnival Cruise Lines .....................    137,000              4,221,313
  Walt Disney ...............................     53,300              1,542,369
                                                                    -----------
                                                                      5,763,682
                                                                    -----------
  Retail-4.13%
 *Best Buy ..................................     23,600                697,675
  Home Depot ................................     17,500                799,531
 *Safeway ...................................     37,200              2,325,000
  Target ....................................     36,000              1,161,000
                                                                    -----------
                                                                      4,983,206
                                                                    -----------
  Telecommunications-5.85%
 *Advanced Fibre Communications .............     54,000                975,375
 *Comcast-Special Class A ...................     34,100              1,423,675
  Nokia .....................................     47,800              2,079,300
  Nortel Networks ...........................     38,300              1,227,994
  SBC Communications ........................     28,300              1,351,325
                                                                    -----------
                                                                      7,057,669
                                                                    -----------
  Total Common Stock
  (cost $56,317,505) ........................                        61,659,151
                                                                    -----------

                                                Number of               Market
                                                  Shares                Value
  PREFERRED STOCK-0.43%
  Centaur Funding 9.08% .....................        500            $   519,844
                                                                    -----------
  Total Preferred Stock
  (cost $505,375) ...........................                           519,844
                                                                    -----------

                                                 Principal
                                                   Amount

  AGENCY MORTGAGE-BACKED
   SECURITIES-12.95%
  Federal Home Loan Mortgage Corporation-Gold
   7.00% 11/1/30 ............................ $1,147,032              1,149,900
   7.00% 1/15/31 ............................  3,355,000              3,361,291
  Federal National Mortgage Association
   6.50% 12/1/14 ............................    999,900              1,001,463
   7.00% 8/1/28 .............................    376,716                376,834
   7.00% 12/1/28 ............................    594,631                594,816
   7.00% 8/1/29 .............................  1,043,667              1,046,929
   7.00% 1/1/30 .............................    981,025                983,784
   7.00% 2/1/30 .............................    146,222                146,588
   7.00% 10/1/30 ............................  2,793,899              2,799,137
   7.50% 6/1/28 .............................    259,216                262,780
   9.50% 6/1/19 .............................     78,133                 80,282
  Government National Mortgage Association
   7.00% 1/15/31 ............................  1,375,000              1,381,445
   7.50% 6/15/30 ............................  2,404,843              2,448,431
                                                                    -----------
  Total Agency Mortgage-Backed Securities
   (cost $15,417,316) .......................                        15,633,680
                                                                    -----------

  AGENCY OBLIGATIONS-3.94%
  Federal National Mortgage Association
   7.125% 2/15/05 ...........................    300,000                315,376
  +7.125% 6/15/10 ...........................  3,400,000              3,688,119
   7.25% 1/15/10 ............................    690,000                750,244
                                                                    -----------
  Total Agency Obligations
   (cost $4,449,798) ........................                         4,753,739
                                                                    -----------

  ASSET-BACKED SECURITIES-3.44%
  MBNA Master Credit Card Trust Series
   00-I A 6.90% 1/15/08 .....................  1,000,000              1,037,570
  Nations Credit Grantor Trust Series
   97-1 A 6.75% 8/15/13 .....................    417,426                421,334
  PECO Energy Transition Trust Series
   99-A A4 5.80% 3/1/07 .....................  1,000,000                989,550
  Peoplefirst.com Auto Receivables Owner
   Trust Series 00-2 A4 6.43% 9/15/07 .......    500,000                503,828
  Philadelphia, Pennsylvania Authority
   For Industrial Development Tax Claim
   Revenue Class A 6.488% 6/15/04 ...........    348,474                331,923
  Residential Asset Securities Series 00-KS4
   AI3 7.355% 1/25/26 .......................    850,000                865,811
                                                                    -----------
  Total Asset-Backed Securities
   (cost $4,094,391)                                                  4,150,016
                                                                    -----------

  COLLATERALIZED MORTGAGE OBLIGATIONS-1.71%
  Federal National Mortgage Association
   Whole Loan Series 98-W3 A2
   6.50% 7/25/28 ............................    570,616                567,078
  Government National Mortgage Association
   Series 98-9 B 6.85% 12/20/25 .............    810,000                818,636


                                                                      Balanced-3

Balanced Series
Statement of Net Assets (Continued)

                                                Principal              Market
                                                  Amount                Value
  COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
  Residential Accredit Loans Series 98-QS9
   A3 6.75% 7/25/28 ......................... $  685,000            $   684,363
                                                                    -----------
  Total Collateralized Mortgage
   Obligations (cost $2,068,174) ............                         2,070,077
                                                                    -----------

  COMMERCIAL MORTGAGE-BACKED OBLIGATIONS-3.28%
  Chase Commercial Mortgage Securities
   Series 96-2C 6.90% 11/19/06 ..............    350,000                356,182
  Comm Series 00-C1 A1 7.206% 9/15/08 .......    789,016                820,992
  DLJ Commerical Mortgage Series 99-CG1
   A1B 6.46% 1/10/09 ........................    930,000                933,979
  First Union National Bank Commercial
   Mortgage Series 99-C4 A1
   7.184% 9/15/08 ...........................    968,427              1,004,978
  Lehman Large Loan Series 97-LLI A2
   6.84% 9/12/06 ............................    550,000                563,317
  Nomura Asset Securities Series 93-1 A1
   6.68% 12/15/01 ...........................    282,889                282,952
                                                                    -----------
  Total Commercial Mortgage-Backed
   Obligations (cost $3,819,944) ............                         3,962,400
                                                                    -----------

  CORPORATE BONDS-10.39%
  Arrow Electronics 8.20% 10/1/03 ...........    500,000                500,521
  Banco Santander-Chile 6.50% 11/1/05 .......    360,000                349,733
  Bellsouth Cap Funding 7.875% 2/15/30 ......     85,000                 87,451
  British Telephone 8.625% 12/15/30 .........    480,000                481,904
  Cinergy Corporation 6.53% 12/16/08 ........    350,000                325,159
 +Computer Sciences 7.50% 8/8/05 ............    450,000                464,576
  Cox Communications 6.15% 8/1/03 ...........    455,000                449,625
  Delta Air Lines 7.57% 11/18/10 ............    645,000                684,958
  Ford Motor Credit 7.50% 3/15/05 ...........    655,000                669,286
  Lowes Companies 7.50% 12/15/05 ............    500,000                510,568
  Morgan Stanley Dean Witter
   7.75% 6/15/05 ............................    750,000                788,837
  Osprey Trust 8.31% 1/15/03 ................  1,125,000              1,149,307
  Stagecoach Holdings 8.625% 11/15/09 .......    610,000                570,335
  Sun Microsystems 7.65% 8/15/09 ............    510,000                532,545
  Telefonica Europe 8.25% 9/15/30 ...........    500,000                506,584
  Time Warner 8.375% 3/15/23 ................    900,000                975,198

  United Air Lines 7.186% 4/1/11 ............ $  745,000             $  760,362
  United HealthCare 7.50% 11/15/05 ..........    665,000                688,671
  USA Waste Services 6.125% 7/15/01 .........    360,000                356,723
  USX 6.85% 3/1/08 ..........................    650,000                628,940
  Worldcom 7.55% 4/1/04 .....................  1,050,000              1,053,687
                                                                    -----------
  Total Corporate Bonds
   (cost $12,430,770) .......................                        12,534,970
                                                                    -----------
  U.S. TREASURY OBLIGATIONS-5.06%
  U.S. Treasury Bond 8.875% 8/15/17 .........    510,000                692,820
  U.S. Treasury Notes
 +5.75% 8/15/10 .............................    925,000                969,733
 +6.125% 8/15/29 ............................    290,000                315,919
 +6.50% 2/15/10 .............................  2,600,000              2,846,389
 #U.S. Treasury Strips (Principal Only)
   6.278% 2/15/27 ...........................  5,500,000              1,286,577
                                                                    -----------
  Total U.S. Treasury Obligations
   (cost $5,578,934) ........................                         6,111,438
                                                                    -----------

  REPURCHASE AGREEMENTS-8.07%
  With BNP Paribas 6.00% 1/2/01
   (dated 12/29/00, collateralized by $996,000
   U.S. Treasury Notes 11.625% due 11/15/02,
   market value $1,123,480 and $429,000
   U.S. Treasury Notes 11.875% due 11/15/03,
   market value $510,559 and $1,475,000
   U.S. Treasury Notes 11.625% due
   11/15/04, market value $1,828,411) .......  3,388,000              3,388,000
  With Chase Manhattan 5.85% 1/2/01
   (dated 12/29/00, collateralized by $3,351,000
   U.S. Treasury Notes 6.00% due 9/30/02,
   market value $3,445,123) .................  3,359,000              3,359,000
  With J.P. Morgan Securities 5.90% 1/2/01
   (dated 12/29/00, collateralized by
   $2,750,000 U.S. Treasury Bills due 3/29/01,
   market value $2,714,109 and $297,000
   U.S. Treasury Notes 10.75% due 5/15/03,
   market value $337,711) ...................  2,989,000              2,989,000
                                                                   ------------
   Total Repurchase Agreements
    (cost $9,736,000) .......................                         9,736,000
                                                                   ------------
TOTAL MARKET VALUE OF SECURITIES-100.35% (cost $114,418,207) ....   121,131,315

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.35%)** .......      (420,892)
                                                                   ------------
NET ASSETS APPLICABLE TO 7,924,069 SHARES OUTSTANDING-100.00% ...  $120,710,423
                                                                   ============
NET ASSET VALUE-BALANCED SERIES STANDARD CLASS
 ($120,705,335 / 7,923,735 shares) ..............................        $15.23
                                                                         ======
NET ASSET VALUE-BALANCED SERIES SERVICE CLASS
 ($5,088 / 334 shares) ..........................................        $15.23
                                                                         ======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2000:
Shares of beneficial interest (unlimited authorization-no par) ..  $122,020,708
Undistributed net investment income .............................     2,261,308
Accumulated net realized loss on investments ....................   (10,284,701)
Net unrealized appreciation of investments ......................     6,713,108
                                                                   ------------
Total net assets ................................................  $120,710,423
                                                                   ============
-----------------
 *Non-income producing security for the year ended December 31, 2000.
**Of this amount, $6,077,521 represents payable for securities purchased as of
  December 31, 2000.
 +Fully or partially on loan. See Note #7 in "Notes to Financial Statements". #Zero coupon bond as of December 31, 2000. The interest rate shown is the effective yield at the time of purchase by the Series.

                             See accompanying notes

                                                                      Balanced-4

Delaware Group Premium Fund-
Balanced Series
Statement of Operations
Year Ended December 31, 2000


INVESTMENT INCOME:
Interest .........................................................  $ 4,022,370
Dividends ........................................................      558,034
Security lending income ..........................................       61,775
                                                                    -----------
                                                                      4,642,179
                                                                    -----------
EXPENSES:
Management fees ..................................................      905,339
Accounting and administration expenses ...........................       56,537
Reports and statements to shareholders ...........................       26,984
Registration fees ................................................       25,390
Taxes (other than taxes on income) ...............................       22,734
Custodian fees ...................................................       19,899
Dividend disbursing and transfer agent fees
 and expenses ....................................................       13,431
Professional fees ................................................        6,384
Trustees' fees ...................................................        5,297
Distribution expense-Service Class ...............................            4
Other ............................................................       23,029
                                                                    -----------
                                                                      1,105,028
Less expenses paid indirectly ....................................       (7,776)
                                                                    -----------
Total expenses ...................................................    1,097,252
                                                                    -----------

NET INVESTMENT INCOME ............................................    3,544,927
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized loss on investments .................................  (10,478,669)
Net change in unrealized appreciation/
 depreciation of investments .....................................    1,293,781
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS ..................................................   (9,184,888)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS .................................................  ($5,639,961)
                                                                    ===========

                             See accompanying notes

Delaware Group Premium Fund-
Balanced Series
Statements of Changes in Net Assets

                                                       Year             Year
                                                      Ended            Ended
                                                     12/31/00         12/31/99


INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income ..........................  $  3,544,927     $  4,240,181
Net realized gain (loss) on investments ........   (10,478,669)       9,856,207
Net change in unrealized appreciation /
 depreciation of investments ...................     1,293,781      (30,081,326)
                                                  ------------     ------------
Net decrease in net assets resulting from
 operations ....................................    (5,639,961)     (15,984,938)
                                                  ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class ................................    (3,977,725)      (3,997,585)
 Service Class .................................           (40)               -
Net realized gain on investments:
 Standard Class ................................    (9,869,975)      (8,076,774)
 Service Class .................................             -                -
                                                  ------------     ------------
                                                   (13,847,740)     (12,074,359)
                                                  ------------     ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class ................................     1,308,683       22,178,765
 Service Class .................................         4,999                -
Net asset value of shares issued upon
 reinvestment of distributions:
 Standard Class ................................    13,847,700       12,074,359
 Service Class .................................            40                -
                                                  ------------     ------------
                                                    15,161,422       34,253,124
                                                  ------------     ------------
Cost of shares repurchased:
 Standard Class ................................   (46,965,600)     (36,047,049)
 Service Class .................................             -                -
                                                  ------------     ------------
                                                   (46,965,600)     (36,047,049)
                                                  ------------     ------------
Decrease in net assets derived from
 capital share transactions ....................   (31,804,178)      (1,793,925)
                                                  ------------     ------------

NET DECREASE IN NET ASSETS .....................   (51,291,879)     (29,853,222)
NET ASSETS:
Beginning of period ............................   172,002,302      201,855,524
                                                  ------------     ------------
End of period ..................................  $120,710,423     $172,002,302
                                                  ============     ============

                             See accompanying notes

                                                                      Balanced-5

Delaware Group Premium Fund-Balanced Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                         Balanced Series Standard Class
                                                                                            Year Ended December 31,
                                                                      2000          1999          1998          1997          1996
                                                                   -----------------------------------------------------------------
Net asset value, beginning of period ...........................    $17.340       $20.040       $19.050       $16.640       $15.500

Income (loss) from investment operations:
Net investment income(1) .......................................      0.399         0.408         0.349         0.435         0.530
Net realized and unrealized gain (loss)
 on investments ................................................     (0.956)       (1.958)        2.831         3.575         1.765
                                                                    -------       -------        ------        ------        ------
Total from investment operations ...............................     (0.557)       (1.550)        3.180         4.010         2.295
                                                                    -------       -------        ------        ------        ------
Less dividends and distributions:
Dividends from net investment income ...........................     (0.451)       (0.380)       (0.420)       (0.530)       (0.500)
Distributions from net realized gain on investments ............     (1.102)       (0.770)       (1.770)       (1.070)       (0.655)
                                                                    -------       -------        ------        ------        ------
Total dividends and distributions ..............................     (1.553)       (1.150)       (2.190)       (1.600)       (1.155)
                                                                    -------       -------        ------        ------        ------
Net asset value, end of period .................................    $15.230       $17.340       $20.040       $19.050       $16.640
                                                                    =======       =======        ======        ======        ======
Total return(2) ................................................     (3.12%)       (7.85%)       18.62%        26.40%        15.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ........................   $120,705      $172,002      $201,856      $127,675       $75,402
Ratio of expenses to average net assets ........................      0.79%         0.74%         0.70%         0.67%         0.68%
Ratio of net investment income to average net assets ...........      2.54%         2.17%         2.20%         2.85%         3.56%
Portfolio turnover .............................................       179%          107%           94%           67%           92%


-----------------
(1)Per share information for the year ended December 31, 2000 was based on the average shares outstanding method.
(2)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

                                                                      Balanced-6

Balanced Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout the period was as follows:

                                                   Balanced Series Service Class
                                                              5/1/00(1)
                                                                 to
                                                              12/31/00
                                                              --------
Net asset value, beginning of period ....................     $15.080

Income from investment operations:
Net investment income(2) ................................       0.246
Net realized and unrealized gain on investments .........       0.024
                                                              -------
Total from investment operations ........................       0.270
                                                              -------

Less dividends:
Dividends from net investment income ....................      (0.120)
                                                              -------
Total dividends .........................................      (0.120)
                                                              -------

Net asset value, end of period ..........................     $15.230
                                                              =======

Total return(3) .........................................       1.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .................          $5
Ratio of expenses to average net assets .................       0.94%
Ratio of net investment income to average net assets ....       2.39%
Portfolio turnover ......................................        179%

-----------------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)Per share information was based on the average shares outstanding method.
(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes
                                                                      Balanced-7

Delaware Group Premium Fund-Balanced Series
Notes to Financial Statements
December 31, 2000

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series (formerly Delaware Balanced Series), Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series (formerly DelCap Series), High Yield Series (formerly Delchester Series), International Equity Series, REIT Series, Select Growth Series (formerly Aggressive Growth Series), Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Balanced Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended. The Series offers two classes of shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares do carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek a balance of capital appreciation, income and preservation of capital. The Series invests primarily in common stocks of established companies believed to have potential for long-term capital growth and has at least 25 percent of its assets in various types of fixed-income securities.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Series currently does not amortize market discounts and premiums on fixed income securities. Upon adoption, the Series will be required to record a cumulative effect adjustment to reflect the amortization of such discounts and premiums. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Series. Additionally, the above adjustment will have no impact on the Series' distributions, which are determined in accordance with federal income tax regulations. At this time, the Series has not completed its analysis of the impact of this accounting change.

The Series declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $3,204 for the year ended December 31, 2000. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These earnings credits were $4,572 for the year ended December 31, Balanced-8Balanced Series Notes to Financial Statements (Continued)2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.


                                                                      Balanced-8

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2001. No reimbursement was due for the year ended December 31, 2000.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to the distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets.

At December 31, 2000, the Series had liabilities payable to affiliates as follows:

                            Dividend disbursing,      Other
              Investment    transfer agent fees,     expenses
              management      accounting fees        payable
           fee payable to   and other expenses       to DMC
                 DMC          payable to DSC      and affiliates
           --------------   --------------------  --------------
               $46,039            $3,123             $11,093

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Series. These officers, trustees and employees are paid no compensation by the Series.

3. Investments

For the year ended December 31, 2000, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

Purchases ................ $200,358,972
Sales .................... $248,028,131

At December 31, 2000, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                             Aggregate       Aggregate
           Cost of          unrealized       unrealized     Net unrealized
         investments       appreciation     depreciation     appreciation
         ------------      ------------     ------------    --------------
         $115,574,136      $11,646,943      ($6,089,764)      $5,557,179

For federal income tax purposes, the Series had accumulated capital losses as of December 31, 2000, which may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows:

          Year of
         Expiration
            2008
         ----------
         $8,963,267

                                                                      Balanced-9

Balanced Series
Notes to Financial Statements (Continued)

4. Capital Shares
Transactions in capital shares were as follows:
                                                        Year             Year
                                                        Ended           Ended
                                                      12/31/00         12/31/99
                                                      --------         --------
Shares sold:
 Standard Class ...................................     82,839        1,185,181
 Service Class ....................................        331                -

Shares issued upon reinvestment of distributions:
 Standard Class ...................................    899,223          677,710
 Service Class ....................................          3                -
                                                    ----------       ----------
                                                       982,396        1,862,891
                                                    ----------       ----------
Shares repurchased:
 Standard Class ................................... (2,975,660)      (2,020,042)
 Service Class ....................................          -                -
                                                    ----------       ----------
                                                    (2,975,660)      (2,020,042)
                                                    ----------       ----------
Net decrease ...................................... (1,993,264)        (157,151)
                                                    ==========       ==========
5. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2000, or at any time during the year.

6. Credit and Market Risk
The Series invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

7. Securities Lending
The Series may lend its securities, along with other funds in the Delaware Investments Family of Funds, pursuant to a security lending agreement (Lending Agreement) with JP Morgan Chase/Mellon Bank. Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of the securities issued in the United States. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities an provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned secursecurities on loan and the related collateral received at December 31, 2000 were as follows:

                Market Value of            Market Value of
              Securities on Loan             Collateral
              ------------------           ---------------
                  $7,689,884                 $7,908,978

8. Tax Information (Unaudited)
For the fiscal year ended December 31, 2000, the Series designates distributions paid during the year as follows:

             (A)               (B)
          Long-Term         Ordinary            (C)
        Capital Gains        Income            Total             (D)
        Distributions     Distributions    Distributions      Qualifying
         (Tax Basis)       (Tax Basis)      (Tax Basis)       Dividends(1)
        -------------     -------------    -------------     -------------
             69%               31%              100%             16%

-----------------
(A) and (B) are based on a percentage of the Series' total distributions.
(D) is based on a percentage of ordinary income of the Series.
(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                                     Balanced-10

Delaware Group Premium Fund-Balanced Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Balanced Series

We have audited the accompanying statement of net assets of Balanced Series (the "Series") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Series at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 5, 2001

                                                                     Balanced-11

FOR CURRENT INCOME

Capital Reserves Series

Investment Strategy and Performance in 2000
         Fixed-income securities experienced a resurgence in 2000, as severe volatility in equity markets and higher interest rates prompted many investors to seek out the more conservative sectors in the market. As a result, the Capital Reserves Series, which invests in short- and intermediate-term securities, posted a return of +8.46% (Standard Class shares with capital change plus reinvestment of all distributions) for the fiscal year ended December 31, 2000. The Series trailed its benchmark, the Lehman Bro thers Intermediate Government/Credit Index, which returned +10.10% for the same period.
         The Series invests primarily in high-quality U.S. government and corporate bonds that have credit quality ratings of AAA to BBB (AAA being the highest), as rated by Standard & Poor's and Moody's Investor Service. At year end, the average rating of bond s in the portfolio was AAA, although a small percentage of bonds (1.54%) was unrated. We attribute the Series' underperformance, in part, to its holdings in these unrated, high-risk corporate bonds, which performed poorly throughout the year.

 Portfolio Snapshot
         U.S. Treasuries rallied in the first half of 2000, prompting us to increase our holdings in this sector. Although this strategy produced positive results for the Series, we continue to hold a smaller percentage of our portfolio in U.S. Treasuries compared to our benchmark. We believe we can achieve higher returns through investing in mortgage- and asset-backed securities, as well as corporate bonds.
         As of December 31, 2000, we held about 42% of our net assets in mortgage-backed and asset-backed securities. The benchmark does not include mortgage- and asset-backed securities.
         At year end, high-grade corporate bonds were our largest sector, accounting for nearly 35% of the Series' net assets. This yield-based investment strategy provided solid returns for the Series.

Investment Outlook
         We believe the fixed-income markets are in transition. A strong U.S. dollar and a slowly dwindling supply of U.S. Treasuries have sustained the higher price levels in this market. These phenomena are changing the way investors view our markets, and we think the trends seen in 2000 could well continue in 2001.
         We are optimistic about the Federal Reserve Board's two interest rate reductions in January 2001, with indications that more reductions are to come, as they will likely stimulate the U.S. economy. In our opinion, a falling interest rate environment should bode well for the prices of the fixed-income securities held by the Series. As always, we will continue to evaluate the best options to capture high and stable returns and will take advantage of opportunities as presented.

--------------------------------------------------------------------------------
Capital Reserves Series Investment Objective
The Series seeks a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. It attempts to achieve this objective by investing in short- and intermediate-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by U.S. government securities and debt securities issued by U.S. corporations.
--------------------------------------------------------------------------------


                                                              Capital Reserves-1

Growth of a $10,000 Investment December 31, 1990 through December 31, 2000

                      Lehman Brothers
                      Intermediate
                       Government/         Capital Reserves Series
                      Credit Index         (Standard Class Shares)
Dec.'90                  10,000                    10,000
Dec.'91                  11,462                    10,884
Dec.'92                  12,284                    11,688
Dec.'93                  13,364                    12,584
Dec.'94                  13,106                    12,246
Dec.'95                  15,115                    13,970
Dec.'96                  15,727                    14,535
Dec.'97                  16,965                    15,640
Dec.'98                  18,394                    16,677
Dec.'99                  18,466                    16,722
Dec.'00                  20,332                    18,163


                              Capital Reserves Series
                            Average Annual Total Returns
                          -------------------------------
                          Standard Class    Service Class
                            Shares(1)         Shares(2)
Lifetime                    +6.57%            +7.88%
10 Years                    +6.15%               --
Five Years                  +5.39%               --
One Year                    +8.46%               --

            For the periods ended December 31, 2000

(1) Commenced operations on July 28, 1988.
(2) Commenced operations on May 1, 2000.


Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


The chart shows a $10,000 investment in both Capital Reserves Series Standard Class shares and the Lehman Brothers Intermediate Government/Credit Index for the 10-year period from December 31, 1990 through December 31, 2000. Returns plotted on the chart were as of the last day of each successive year shown. All distributions were reinvested. The Lehman Brothers Intermediate Government/Credit Index measures the performance of U.S. government and corporate bonds. The index is unmanaged, with no set investment objective and does not include the "real world" cost of managing a mutual fund. You cannot invest directly in an index. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.






                                                              Capital Reserves-2

Delaware Group Premium Fund-Capital Reserves Series
Statement of Net Assets
December 31, 2000

                                                         Principal     Market
                                                           Amount      Value

AGENCY OBLIGATIONS-7.41%
Federal Home Loan Mortgage Corporation
 7.00% 2/15/03 .......................................  $1,185,000    $1,218,506
Federal National Mortgage Association
 7.00% 7/15/05 .......................................     595,000       625,043
 7.25% 1/15/10 .......................................     200,000       217,462
                                                                      ----------
Total Agency Obligations
 (cost $1,991,275) ...................................                 2,061,011
                                                                      ----------
ASSET-BACKED SECURITIES-13.22%
Discover Card Master Trust Series
 99-2 A 5.90% 10/15/04 ...............................     670,000       669,480
MBNA Master Credit Card Trust Series
 00-I A 6.90% 1/15/08 ................................     555,000       575,851
Nationscredit Grantor Trust Series
 97-1 A 6.75% 8/15/13 ................................     350,972       354,257
PECO Energy Transition Trust Series
 99-A A4 5.80% 3/1/07 ................................     800,000       791,640
Peoplefirst.com Auto Receivables Owner
 Trust Series 00-2 A4 6.43% 9/15/07 ..................     350,000       352,680
Philadelphia, Pennsylvania Authority
 For Industrial Development Tax
 Claim Revenue Class A 6.488% 6/15/04 ................     339,763       323,625
Residential Asset Securities Series
 00-KS4 AI3 7.355% 1/25/26 ...........................     600,000       611,160
                                                                      ----------
Total Asset-Backed Securities
 (cost $3,661,199) ...................................                 3,678,693
                                                                      ----------
COLLATERALIZED MORTGAGE
 OBLIGATIONS-7.93%
Federal National Mortgage Association
 Series 94-23 PK 6.00% 5/25/10 .......................     500,000       498,185
Federal National Mortgage Association
 Whole Loan Series 98-W3 A2
 6.50% 7/25/28 .......................................     438,936       436,214
Government National Mortgage
 Association Series 98-9 B
 6.85% 12/20/25 ......................................     765,000       773,157
Residential Accredit Loans Series
 98-QS9 A3 6.75% 7/25/28 .............................     500,000       499,535
                                                                      ----------
Total Collateralized Mortgage
 Obligations (cost $2,191,682) .......................                 2,207,091
                                                                      ----------
COMMERCIAL MORTGAGE-BACKED
 SECURITIES-10.43%
Comm Series 00-C1 A1 7.206% 9/15/08 ..................     567,105       590,088
DLJ Commerical Mortgage Series
 99-CG1 A1B 6.46% 1/10/09 ............................     890,000       893,808
First Union National Bank Commercial
 Mortgage Series 99-C4 A1
 7.184% 9/15/08 ......................................     726,320       753,733
Lehman Large Loan Series
 97-LLI A2 6.84% 9/12/06 .............................     300,000       307,264
Nomura Asset Securities
 Series 93-1 A1 6.68% 12/15/01 .......................     356,107       356,187
                                                                      ----------
Total Commercial Mortgage-Backed
 Securities (cost $2,797,646) ........................                 2,901,080
                                                                      ----------

                                                         Principal     Market
                                                           Amount      Value


CORPORATE BONDS-34.85%
Arrow Electronics 8.20% 10/1/03 ...................... $   250,000   $   250,261
Banco Santander-Chile 6.50% 11/1/05 ..................     340,000       330,304
British Telecom 7.625% 12/15/05 ......................     555,000       562,199
Citigroup 6.75% 12/1/05 ..............................     565,000       577,979
Computer Sciences 7.50% 8/8/05 .......................     570,000       588,463
Cox Communications 6.15% 8/1/03 ......................     375,000       370,570
Delta Air Lines 7.57% 11/18/10 .......................     390,000       414,161
Ford Motor Credit 7.50% 3/15/05 ......................     620,000       633,523
Lowes Companies 7.50% 12/15/05 .......................     280,000       285,918
Morgan Stanley Dean Witter
 7.75% 6/15/05 .......................................     830,000       872,979
Osprey Trust 8.31% 1/15/03 ...........................     600,000       612,964
Pemex Finance 9.69% 8/15/09 ..........................     510,000       551,621
Sun Microsystems 7.65% 8/15/09 .......................     375,000       391,577
Telefonica Europe 7.75% 9/15/10 ......................     500,000       507,017
United Air Lines 7.186% 4/1/11 .......................     420,000       428,660
United Healthcare 7.50% 11/15/05 .....................     625,000       647,247
USA Waste Services 6.125% 7/15/01 ....................     295,000       292,314
USX Corp 9.375% 2/15/12 ..............................     510,000       579,367
Worldcom 7.55% 4/1/04 ................................     795,000       797,791
                                                                     -----------
Total Corporate Bonds
 (cost $9,601,646) ...................................                 9,694,915
                                                                     -----------
MORTGAGE-BACKED SECURITIES-10.74%
Federal Home Loan Mortgage Corporation
 7.00% 11/1/30 .......................................     349,097       349,969
 7.50% 10/1/30 .......................................     414,284       420,369
Federal National Mortgage Association
 6.50% 12/1/14 .......................................     564,944       565,827
 7.00% 8/1/28 ........................................     311,200       311,298
 7.00% 8/1/29 ........................................     384,509       385,711
 7.00% 10/1/30 .......................................     299,346       299,908
Government National Mortgage Association
 7.50% 8/15/30 .......................................     593,574       604,147
 12.00% 6/20/14 ......................................      22,078        24,831
 12.00% 3/20/15 ......................................      14,248        16,034
 12.00% 2/20/16 ......................................       7,818         8,837
                                                                     -----------
Total Mortgage-Backed Securities
 (cost $2,940,465)                                                     2,986,931
                                                                     -----------
U.S. TREASURY OBLIGATIONS-13.25%
U.S. Treasury Notes
 5.75% 11/15/05 ......................................     475,000       490,605
 5.75% 8/15/10 .......................................     370,000       387,893
 6.50% 2/15/10 .......................................    1,440,00     1,576,462
 6.75% 5/15/05 .......................................    1,155,00     1,229,748
                                                                     -----------
Total U.S. Treasury Obligations
 (cost $3,542,428) ...................................                 3,684,708
                                                                     -----------




                                                              Capital Reserves-3

Capital Reserves Series
Statement of Net Assets (Continued)
                                                            Principal   Market
                                                              Amount     Value

REPURCHASE AGREEMENTS -1.26%
With BNP Paribas 6.00% 1/2/01
  (dated 12/29/00, collateralized by
  $36,000 U.S. Treasury Notes
  11.625% due 11/15/02, market
  value $40,388 and $15,000 U.S.
  Treasury Notes 11.875% due
  11/15/03, market value $18,354
  and $53,000 U.S. Treasury Notes
  11.625% due 11/15/04, market
  value $65,730) .....................................       $122,000  $122,000
With Chase Manhattan 5.85% 1/2/01
  (dated 12/29/00, collateralized by
  $120,000 U.S. Treasury Notes
  6.00% due 9/30/02, market
  value $123,849) ....................................        121,000   121,000
With J.P. Morgan Securities
  5.90% 1/2/01 (dated 12/29/00,
  collateralized by $99,000
  U.S. Treasury Bills due 3/29/01,
  market value $97,570 and
  $11,000 U.S. Treasury Notes
  10.75% due 5/15/03, market
  value $12,140) .....................................       $107,000  $107,000
                                                                       --------
Total Repurchase Agreements
 (cost $350,000)                                                        350,000
                                                                        -------

TOTAL MARKET VALUE OF SECURITIES-99.09% (cost $27,076,341) ........  27,564,429

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.91% .............     254,251
                                                                    -----------
NET ASSETS APPLICABLE TO 2,919,276 SHARES OUTSTANDING-100.00% ..... $27,818,680
                                                                    ===========
NET ASSET VALUE-CAPITAL RESERVES SERIES STANDARD CLASS
 ($27,813,295 / 2,918,711 shares) .................................       $9.53
                                                                          =====
NET ASSET VALUE-CAPITAL RESERVES SERIES SERVICE CLASS
 ($5,385 / 565 shares) ............................................       $9.53
                                                                          =====
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2000:
Shares of beneficial interest (unlimited authorization-no par) .... $30,400,393
Distributions in excess of net investment income ..................        (105)
Accumulated net realized loss on investments ......................  (3,069,696)
Net unrealized appreciation of investments ........................     488,088
                                                                    -----------
Total net assets .................................................. $27,818,680
                                                                    ===========




                             See accompanying notes




                                                              Capital Reserves-4

Delaware Group Premium Fund-
Capital Reserves Series
Statement of Operations
Year Ended December 31, 2000

INVESTMENT INCOME:
Interest ...................................................    $2,086,077
                                                                ----------
Expenses:
Management fees ............................................       149,661
Accounting and administration expenses .....................        12,359
Reports and statements to shareholders .....................         8,004
Custodian fees .............................................         7,673
Professional fees ..........................................         4,394
Dividend disbursing and transfer agent fees
  and expenses .............................................         2,750
Trustees' fees .............................................           692
Taxes (other than taxes on income) .........................           360
Distribution expense - Service Class .......................             5
Other ......................................................         3,185
                                                                ----------
                                                                   189,083
Less expenses paid indirectly ..............................        (1,374)
                                                                ----------
Total expenses .............................................       187,709
                                                                ----------
NET INVESTMENT INCOME ......................................     1,898,368
                                                                ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized loss on investments ...........................    (1,307,776)
Net change in unrealized appreciation / depreciation
  of investments ...........................................     1,736,193
                                                                ----------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS ...........................................       428,417
                                                                ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ..........................................    $2,326,785
                                                                ==========
                             See accompanying notes

Delaware Group Premium Fund-
Capital Reserves Series
Statements of Changes in Net Assets

                                                Year Ended        Year Ended
                                                 12/31/00          12/31/99
                                                ----------        ----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
Net investment income ......................   $ 1,898,368       $  2,298,535
Net realized loss on investments ...........    (1,307,776)          (567,640)
Net change in unrealized appreciation /
  depreciation of investments ..............     1,736,193         (1,610,612)
                                               -----------       ------------
Net increase in net assets
  resulting from operations ................     2,326,785            120,283
                                               -----------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Standard Class ...........................    (1,898,258)        (2,298,535)
  Service Class ............................          (215)                 -
                                               -----------       ------------
                                                (1,898,473)        (2,298,535)
                                               -----------       ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  Standard Class ...........................     3,831,420          9,387,985
  Service Class ............................         5,002                  -
Net asset value of shares issued upon
  reinvestment of distributions:
  Standard Class ...........................     1,909,527          2,301,248
  Service Class ............................           207                  -
                                               -----------       ------------
                                                 5,746,156         11,689,233
                                               -----------       ------------
Cost of shares repurchased:
  Standard Class ...........................   (15,056,873)       (14,521,380)
  Service Class ............................             -                  -
                                               -----------       ------------
                                               (15,056,873)       (14,521,380)
                                               -----------       ------------
Decrease in net assets derived from
  capital share transactions ...............    (9,310,717)        (2,832,147)
                                               -----------       ------------
NET DECREASE IN NET ASSETS .................    (8,882,405)        (5,010,399)

NET ASSETS:
Beginning of period ........................    36,701,085         41,711,484
                                               -----------       ------------
End of period ..............................   $27,818,680       $ 36,701,085
                                               ===========       ============

                             See accompanying notes

                                                             Capital Reserves-5

Delaware Group Premium Fund-Capital Reserves Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                      Capital Reserves Series Standard Class
                                                              Year Ended December 31,
                                                      2000     1999     1998     1997    1996
                                                     -----------------------------------------
Net asset value, beginning of period ............   $ 9.360  $ 9.880  $ 9.790  $ 9.690  $ 9.930

Income (loss) from investment operations:
Net investment income ...........................     0.590    0.546    0.556    0.613    0.623
Net realized and unrealized gain (loss)
  on investments ................................     0.170   (0.520)   0.090    0.100   (0.240)
                                                    -------  -------  -------  -------  -------
Total from investment operations ................     0.760    0.026    0.646    0.713    0.383
                                                    -------  -------  -------  -------  -------
Less dividends:
Dividends from net investment income ............    (0.590)  (0.546)  (0.556)  (0.613)  (0.623)
                                                    -------  -------  -------  -------  -------
Total dividends .................................    (0.590)  (0.546)  (0.556)  (0.613)  (0.623)
                                                    -------  -------  -------  -------  -------
Net asset value, end of period ..................   $ 9.530  $ 9.360  $ 9.880  $ 9.790  $ 9.690
                                                    =======  =======  =======  =======  =======
Total return(1) .................................     8.46%    0.28%    6.78%    7.60%    4.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .........   $27,813  $36,701  $41,711  $29,177  $27,768
Ratio of expenses to average net assets .........     0.63%    0.79%    0.79%    0.75%    0.72%
Ratio of net investment income to average
  net assets ....................................     6.34%    5.68%    5.62%    6.31%    6.43%
Portfolio turnover ..............................      177%     129%     166%     120%     122%

----------------
(1)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes


                                                             Capital Reserves-6

Capital Reserves Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout the period was as follows:

                                           Capital Reserves Series Service Class
                                                        5/1/00(1)
                                                           to
                                                        12/31/00
                                                        --------
Net asset value, beginning of period ........            $9.210

Income from investment operations:
Net investment income .......................             0.389
Net realized and unrealized gain
  on investments ............................             0.320
                                                         ------
Total from investment operations ............             0.709
                                                         ------
Less dividends:
Dividends from net investment income ........            (0.389)
                                                         ------
Total dividends .............................            (0.389)
                                                         ------
Net asset value, end of period ..............            $9.530
                                                         ======

Total return(2) .............................             7.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .....                $5
Ratio of expenses to average net assets .....             0.73%
Ratio of net investment income to average
  net assets ................................             6.25%
Portfolio turnover ..........................              177%

--------------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

                                                             Capital Reserves-7

Delaware Group Premium Fund-Capital Reserves Series
Notes to Financial Statements
December 31, 2000

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series (formerly Delaware Balanced Series), Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series (formerly DelCap Series), High Yield Series (formerly Delchester Series), International Equity Series, REIT Series, Select Growth Series (formerly Aggressive Growth Series), Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Capital Reserves Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended. The Series offers two classes of shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares do carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. It attempts to achieve its objective by investing in short- and intermediate-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by U.S. government securities, and debt securities issued by U.S. corporations.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approx imates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting--Investment income and common expenses are allocated to the various classes of the Series on the basis of "settled shares" of each class in relation to the net assets of the Series. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Series currently does not amortize market discounts and premiums on fixed income securities. Upon adoption, the Series will be required to record a cumulative effect adjustment to reflect the amortization of such discounts and premiums. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Series. Additionally, the above adjustment will have no impact on the Series' distributions, which are determined in accordance with federal income income tax regulations. At this time, the Series has not completed its analysis of the impact of this accounting change.

The Series declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $688 for the year ended December 31, 2000. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These earnings credits were $686 for the year ended December 31, 2000. The Capital Reserves-Capital Reserves Series Notes to Financial Statements (Continued) expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion and 0.425% on average daily net assets in excess of $2.5 billion.

                                                             Capital Reserves-8

Capital Reserves Series
Notes to Financial Statements (Continued)

2. Investment Management and Other Transactions with Affiliates (Continued) DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2001. No reimbursement was due for the year ended December 31, 2000.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to the distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets.

At December 31, 2000, the Series had liabilities payable to affiliates as follows:

                           Dividend disbursing,       Other
         Investment        transfer agent fees,      expenses
         management          accounting fees         payable
      fee payable to       and other expenses        to DMC
            DMC              payable to DSC      and affiliates
      --------------       --------------------  --------------
         $11,795                   $783              $2,481

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Series. These officers, trustees and employees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2000, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

         Purchases ...........      $ 32,367,423
         Sales ...............      $ 42,977,841

At December 31, 2000, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                            Aggregate         Aggregate
           Cost of          unrealized        unrealized       Net unrealized
         investments       appreciation      depreciation       appreciation
         -----------       ------------      ------------      --------------
         $27,076,341         $614,147          ($126,059)         $488,088

For federal income tax purposes, the Series had accumulated capital losses as of December 31, 2000, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                                 Year of Expiration
            2002           2004       2007          2008          Total
         --------       --------    --------     ----------     ----------
         $855,444       $292,208    $543,334     $1,352,324     $3,043,310

4. Capital Shares
Transactions in capital shares were as follows:

                                                        Year          Year
                                                        Ended         Ended
                                                       12/31/00      12/31/99
                                                       --------      --------
Shares sold:
  Standard Class ....................................   412,236       975,002
  Service Class .....................................       543             -

Shares issued upon reinvestment of distributions:
  Standard Class ....................................   205,153       239,847
  Service Class .....................................        22             -
                                                        -------     ---------
                                                        617,954     1,214,849
                                                        -------     ---------


                                                             Capital Reserves-9

Capital Reserves Series
Notes to Financial Statements (Continued)

4. Capital Shares (Continued)
Shares repurchased:
  Standard Class ..........................     (1,619,444)      (1,516,970)
  Service Class ...........................              -                -
                                                ----------       ----------
                                                (1,619,444)      (1,516,970)
                                                ----------       ----------
Net decrease ..............................     (1,001,490)        (302,121)
                                                ==========       ==========

5. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2000, or at any time during the year.

6. Credit and Market Risk
The Series invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

7. Tax Information (Unaudited)
For the fiscal year ended December 31, 2000, the Series designates distributions paid during the year as follows:

              (A)                 (B)
           Long-Term           Ordinary             (C)
         Capital Gains          Income             Total
         Distributions       Distributions     Distributions
         (Tax Basis)          (Tax Basis)       (Tax Basis)
         -------------       -------------     -------------
              --                  100%              100%

-----------------
(A) and (B) are based on a percentage of the Series' total distributions.



                                                            Capital Reserves-10

Delaware Group Premium Fund-Capital Reserves Series
Report of Independent Auditors





To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Capital Reserves Series

We have audited the accompanying statement of net assets of Capital Reserves Series (the "Series") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Reserves Series at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                      /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 5, 2001

                                                            Capital Reserves-11

FOR CURRENT INCOME

Cash Reserve Series

Investment Strategy and Performance in 2000
     Fixed-income securities experienced a resurgence in 2000, as severe volatility in equity markets and higher interest rates prompted many investors to seek out less risky areas in the market. As a result, money market funds began reacting positively to the market's cautious sentiment, as they are managed to minimize risk to principal while providing a regular stream of income. Cash Reserve Series benefited from this environment and provided a strong return of +6.01% (Standard Class shares with capital change plus reinvestment of all distributions) for the fiscal year ended December 31, 2000.
     Consistent with the Series' investment objective, we invested strictly in money market instruments with the highest credit ratings. In our opinion, judging from its strong performance, the Series has benefited tremendously from this strategy.
     During the year, we maintained the Series' maturity under the 90-day maximum specified by the Securities and Exchange Commission (SEC). As interest rates rose, we had steadily reduced the Series' maturity to capture higher yields. In August 2000, however, we began increasing the Series' maturity, as we felt confident the Fed had finished its tightening cycle. We increased the average maturity from a 44-day range at mid-year to approximately 76 days as of December 31, 2000. We see maturity staying within this range, and only plan to shorten it only when we see a significant yield advantage in doing so.
     Most of the Series' net assets are invested in commercial paper. As of December 31, 2000, commercial paper comprised nearly 60% of the Series' net assets. Commercial paper is a short-term debt obligation issued by corporations and banks. We believe high-quality commercial paper offers an attractive investment vehicle because of its relative safety and liquidity.

Investment Outlook
     For Cash Reserve Series, we are optimistic that the coming months will continue to provide a favorable environment for the money markets. We intend to keep a watchful eye on the Fed's decreasing interest rate policy and changes in consumer and producer prices to gauge the potential effect on the markets. In our opinion, the Series is well positioned in the current environment and should remain an attractive short-term investment for investors seeking liquidity or stability of their principal.

     Consumer Price                     Cash Reserve Series
     Index                              Standard Class Shares

Dec. '90                      10000                               10000
Dec. '91                      10306                               10588
Dec. '92                      10605                               10901
Dec. '93                      10897                               11171
Dec. '94                      11188                               11582
Dec. '95                      11472                               12217
Dec. '96                      11854                               12819
Dec. '97                      12055                               13473
Dec. '98                      12250                               14141
Dec. '99                      12578                               14820
Dec. '00                      13027                               15730

               Cash Reserve Series
         Average Annual Total Returns
         ----------------------------
         Standard Class  Service Class
           Shares(1)       Shares(2)
Lifetime    +5.29%          +4.01%
10 Years    +4.63%             --
Five Years  +5.18%             --
One Year    +6.01%             --

   For the periods ended December 31, 2000

(1) Commenced operations on July 28, 1988.
(2) Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results.

The chart shows a $10,000 investment in both Cash Reserve Series Standard Class shares and the U.S. Consumer Price Index for the 10-year period from December 31, 1990 through December 31, 2000. Returns plotted on the chart were on the last day of each successive year shown. All distributions were reinvested. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Series. The U.S. Consumer Price Index is calculated by the U.S. Department of Labor and represents the change in the price of goods and services for all urban consumers. It is unmanaged and does not include the "real world" cost of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

--------------------------------------------------------------------------------
Cash Reserve Series Investment Objective
The Series seeks to provide maximum current income while preserving principal and maintaining liquidity by investing its assets in a diversified portfolio of money market securities and managing the Series to maintain a constant net asset value of $10 per share.
--------------------------------------------------------------------------------

                                                                  Cash Reserve-1

Delaware Group Premium Fund-Cash Reserve Series
Statement of Net Assets
December 31, 2000
                                                      Principal        Market
                                                        Amount         Value
DISCOUNT COMMERCIAL PAPER-58.68%
Bank / Broker-18.08%
Credit Suiss First Boston 6.47% 3/7/01 .........     $ 2,000,000     $ 1,976,636
Den Danske 6.39% 4/10/01 .......................       1,000,000         982,427
Goldman Sachs
  6.42% 4/11/01 ................................       1,000,000         982,167
  6.46% 2/16/01 ................................       1,000,000         991,746
J.P. Morgan and Company 6.51% 2/14/01 ..........       2,000,000       1,984,087
Morgan Stanley Group 6.58% 1/30/01 .............       2,000,000       1,989,399
                                                                     -----------
                                                                       8,906,462
                                                                     -----------
Financial Services-25.47%
Allianz of America
  6.51% 2/16/01 ................................       1,000,000         991,681
  6.53% 1/26/01 ................................       1,059,000       1,054,198
Bellsouth Capital 6.43% 3/16/01 ................       2,000,000       1,973,483
General Electric Capital 6.47% 3/8/01 ..........       2,500,000       2,470,346
Marsh USA 6.50% 2/13/01 ........................       2,100,000       2,083,696
Swiss Re Financial
   6.35% 3/15/01 ...............................       1,000,000         987,124
   6.58% 1/10/01 ...............................       1,000,000         998,355
Teco Finance 6.51% 1/26/01 .....................       2,000,000       1,990,958
                                                                     -----------
                                                                      12,549,841
                                                                     -----------
Industrial-15.13%
Bayer 6.51% 2/27/01 ............................       2,000,000       1,979,385
Campbell Soup 6.03% 8/31/01 ....................       2,000,000       1,918,930
Glaxo Wellcome 6.49% 1/31/01 ...................       1,600,000       1,591,347
Motorola Credit 6.43% 4/18/01 ..................       1,000,000         980,888
Washington Post 6.44% 4/19/01 ..................       1,000,000         980,680
                                                                     -----------
                                                                       7,451,230
                                                                     -----------
Total Discount Commercial Paper ................                      28,907,533
                                                                     -----------

DOMESTIC CERTIFICATES OF DEPOSIT-12.91%

American Express Centurian 6.62% 1/22/01 .......       2,000,000       2,000,000
Bank of New York 7.22% 5/9/01 ..................         355,000         354,988
First Union National 7.35% 5/15/01 .............       2,000,000       2,003,563
Wilmington Trust 6.68% 1/12/01 .................       2,000,000       2,000,000
                                                                     -----------
Total Domestic Certificates of Deposit .........                       6,358,551
                                                                     -----------

                                                       Principal      Market
                                                         Amount       Value
*FLOATING RATE NOTES-9.13%
 Bank of America 6.65% 4/27/01 .................      $2,000,000      $2,000,000
 Computer Sciences 6.848% 12/27/01 .............         500,000         500,000
 Emerson Electric 6.61% 6/6/01 .................       2,000,000       2,000,000
                                                                      ----------
 Total Floating Rate Notes .....................                       4,500,000
                                                                      ----------

 INTEREST BEARING COMMERCIAL PAPER-8.12%
 Commerzbank NY 6.65% 3/27/01 ..................       2,000,000       2,000,046
 Deutsche Bank 6.89% 8/20/01 ...................       2,000,000       1,999,429
                                                                      ----------
 Total Interest Bearing
   Commercial Paper ............................                       3,999,475
                                                                      ----------

 REPURCHASE AGREEMENT-0.33%
 With BNP Paribas 6.00% 1/2/01
  (dated 12/29/00, collateralized by
  $17,000 U.S. Treasury Notes 11.625%
  due 11/15/02, market value $18,925
  and $7,000 U.S. Treasury Notes
  11.875% due 11/15/03, market value
  $8,600 and $25,000 U.S. Treasury
  Notes 11.625% due 11/15/04, market
  value $30,799)................................          57,000          57,000
 With Chase Manhattan 5.85% 1/2/01
  (dated 12/29/00, collateralized by
  $56,000 U.S. Treasury Notes 6.00%
  due 9/30/02, market value $58,032)............          57,000          57,000
 With J.P. Morgan Securities 5.90%
  1/2/01 (dated 12/29/00, collateralized
  by $46,000 U.S. Treasury Bills due
  3/29/01, market value $45,718 and
  $5,000 U.S. Treasury Notes 10.75%
  due 5/15/03, market value $5,689).............          50,000          50,000
                                                                      ----------
 Total Repurchase Agreements....................                         164,000
                                                                      ----------

TOTAL MARKET VALUE OF SECURITIES-89.17% (cost $43,929,559)** .......  43,929,559

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-10.83% .............   5,336,367
                                                                     -----------
NET ASSETS APPLICABLE TO 4,926,592 SHARES OUTSTANDING (UNLIMITED
  AUTHORIZATION-NO PAR)-100.00% .................................... $49,265,926
                                                                     ===========
NET ASSET VALUE-CASH RESERVE SERIES STANDARD CLASS ($49,260,734 /
  4,926,073 shares) ................................................      $10.00
                                                                          ======
NET ASSET VALUE-CASH RESERVE SERIES SERVICE CLASS ($5,192 /
  519 shares) ......................................................      $10.00
                                                                          ======
------------
 * Floating Rate Notes-the interest rate shown is the rate as of December 31, 2000 and the maturity date shown is the longer of the next interest readjustment or the date the principal amount shown can be recovered through demand.
** Also the cost for federal income tax purposes.

                             See accompanying notes

                                                                  Cash Reserve-2

Delaware Group Premium Fund-
Cash Reserve Series
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Investments at market (cost $43,929,559) ....................        $43,929,559
Interest receivable .........................................            281,843
Subscriptions receivable ....................................          5,152,438
                                                                     -----------
  Total assets ..............................................         49,363,840
                                                                     -----------

LIABILITIES:
Liquidations payable ........................................                169
Distributions payable .......................................             67,045
Other accounts payable and accrued expenses .................             30,700
                                                                     -----------
  Total liabilities .........................................             97,914
                                                                     -----------

TOTAL NET ASSETS ............................................        $49,265,926
                                                                     ===========

                             See accompanying notes

Delaware Group Premium Fund-
Cash Reserve Series
Statement of Operations
Year ended December 31, 2000

INVESTMENT INCOME:
Interest ..................................................          $3,358,760
                                                                     ----------
EXPENSES:
Management fees ...........................................             233,590
Custodian fees ............................................              36,500
Accounting and administration expenses ....................              21,030
Professional fees .........................................               9,291
Reports and statements to shareholders ....................               7,200
Dividend disbursing and transfer agent
  fees and expenses .......................................               5,079
Taxes (other than taxes on income) ........................               2,966
Registration fees .........................................               2,620
Trustees' fees ............................................               2,192
Distribution expense-Service Class ........................                   6
Other .....................................................               8,690
                                                                     ----------
                                                                        329,164
Less expenses paid indirectly .............................              (1,194)
                                                                     ----------
Total expenses ............................................             327,970
                                                                     ----------

NET INVESTMENT INCOME .....................................           3,030,790
                                                                     ----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS .........................................          $3,030,790
                                                                     ==========

                             See accompanying notes

Delaware Group Premium Fund-
Cash Reserve Series
Statements of Changes in Net Assets

                                                  Year                 Year
                                                  Ended                Ended
                                                 12/31/00             12/31/99
                                                 --------             --------
INCREASE IN NET ASSET
  FROM OPERATIONS:
Net investment income ...................      $ 3,030,790          $ 2,500,077
                                               -----------          -----------
Net increase in net assets resulting
  from operations .......................        3,030,790            2,500,077
                                               -----------          -----------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
  Standard Class ........................       (3,030,589)          (2,500,077)
  Service Class .........................             (201)                  --
                                               -----------          -----------
                                                (3,030,790)          (2,500,077)
                                               -----------          -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  Standard Class ........................      255,928,229          170,410,782
  Service Class .........................            5,000                   --
Net asset value of shares issued upon
  reinvestment of dividends:
  Standard Class ........................        3,038,590            2,476,890
  Service Class .........................              193                   --
                                               -----------          -----------
                                               258,972,012          172,887,672
                                               -----------          -----------
Cost of shares repurchased:
  Standard Class ........................     (267,126,882)        (158,359,931)
  Service Class .........................               --                   --
                                               -----------          -----------
                                              (267,126,882)        (158,359,931)
                                               -----------          -----------
Increase (decrease) in net assets derived
  from capital share transactions .......       (8,154,870)          14,527,741
                                               -----------          -----------
NET INCREASE (DECREASE)
  IN NET ASSETS..........................       (8,154,870)          14,527,741

NET ASSETS:
Beginning of period .....................       57,420,796           42,893,055
                                               -----------          -----------
End of period ...........................      $49,265,926          $57,420,796
                                               ===========          ===========

                             See accompanying notes

                                                                  Cash Reserve-3

Delaware Group Premium Fund-Cash Reserve Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                          Cash Reserve Series Standard Class
                                                                               Year ended December 31,
                                                            2000           1999           1998           1997          1996
                                                          -------------------------------------------------------------------
Net asset value, beginning of period .................... $10.000        $10.000        $10.000        $10.000        $10.000

Income from investment operations:
Net investment income ...................................   0.585          0.471          0.497          0.497          0.482
                                                          -------        -------        -------        -------        -------
Total from investment operations ........................   0.585          0.471          0.497          0.497          0.482
                                                          -------        -------        -------        -------        -------

Less dividends:
Dividends from net investment income ....................  (0.585)        (0.471)        (0.497)        (0.497)        (0.482)
                                                          -------        -------        -------        -------        -------
Total dividends .........................................  (0.585)        (0.471)        (0.497)        (0.497)        (0.482)
                                                          -------        -------        -------        -------        -------

Net asset value, end of period .......................... $10.000        $10.000        $10.000        $10.000        $10.000
                                                          =======        =======        =======        =======        =======
Total return(1) .........................................   6.01%          4.81%          5.08%          5.10%          4.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ................. $49,261        $57,421        $42,893        $30,711        $26,479
Ratio of expenses to average net assets .................   0.63%          0.56%          0.59%          0.64%          0.61%
Ratio of net investment income to average net assets ....   5.84%          4.72%          4.96%          4.98%          4.82%

-----------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

                                                                  Cash Reserve-4

Cash Reserve Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout the period was as follows:

                                              Cash Reserve Series Service Class
                                                        5/1/00(1)
                                                           to
                                                        12/31/00
                                                        --------
Net asset value, beginning of period ..................  $10.000

Income from investment operations:
Net investment income .................................    0.394
                                                         -------
Total from investment operations ......................    0.394
                                                         -------

Less dividends:
Dividends from net investment income ..................   (0.394)
                                                         -------
Total dividends .......................................   (0.394)
                                                         -------

Net asset value, end of period ........................  $10.000
                                                         =======

Total return(2) .......................................    4.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...............       $5
Ratio of expenses to average net assets ...............    0.79%
Ratio of net investment income to average net assets ..    5.90%

------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes


                                                                  Cash Reserve-5

Delaware Group Premium Fund-Cash Reserve Series
Notes to Financial Statements
December 31, 2000

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series (formerly Delaware Balanced Series), Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series (formerly DelCap Series), High Yield Series (formerly Delchester Series), International Equity Series, REIT Series, Select Growth Series (formerly Aggressive Growth Series), Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Cash Reserve Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended. The Series offers two classes of shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares d carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek to provide maximum current income while preserving principal and maintaining liquidity by investing its assets in a diversified portfolio of money market securities and managing the Series to maintain a constant net asset value of $10 per share.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--Securities are valued at amortized cost, which approximates market value.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting--Investment income and common expenses are allocated to the various classes of the Series on the basis of "settled shares" of each class in relation to the net assets of the Series. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities.

The Series declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,194 for the year ended December 31, 2000. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.45% on the first $500 million of average daily net assets of the Series, 0.40% on the next $500 million, 0.35% on the next $1.5 billion and 0.30% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2001. No reimbursement was due for the year ended December 31, 2000.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

                                                                  Cash Reserve-6

Cash Reserve Series
Notes to Financial Statements (Continued)

2. Investment Management and Other Transactions with Affiliates (Continued) Pursuant to the distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets.

At December 31, 2000, the Series had liabilities payable to affiliates as follows:
                                  Dividend disbursing,            Other
         Investment               transfer agent fees,          expenses
         management                 accounting fees              payable
       fee payable to              and other expense             to DMC
            DMC                      payable to DSC           and affiliates
       --------------             --------------------        --------------
          $18,267                        $1,763                  $4,197

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Series. These officers, trustees and employees are paid no compensation by the Series.

3. Capital Shares
Transactions in capital shares were as follows:

                                                        Year           Year
                                                        Ended          Ended
                                                      12/31/00       12/31/99
                                                      --------       --------

Shares sold:
  Standard Class .................................    25,592,823     17,041,078
  Service Class ..................................           500             --

Shares issued upon reinvestment
  of distributions:
  Standard Class .................................       303,858        247,689
  Service Class ..................................            19             --
                                                    ------------   ------------
                                                      25,897,200     17,288,767
                                                    ------------   ------------
Shares repurchased:
  Standard Class .................................   (26,712,688)   (15,835,993)
  Service Class ..................................            --             --
                                                    ------------   ------------
                                                     (26,712,688)   (15,835,993)
                                                    ------------   ------------
Net increase (decrease) ..........................      (815,488)     1,452,774
                                                    ============   ============

4. Credit and Market Risk
An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money investing in the Series.

5. Tax Information (Unaudited)
For the fiscal year ended December 31, 2000, the Series designates distributions paid during the year as follows:

                     (A)
               Ordinary Income
                Distributions
                (Tax Basis)
               ---------------
                    100%

------------
(A) is based on a percentage of the Series' total distributions.

                                                                  Cash Reserve-7

Delaware Group Premium Fund-Cash Reserve Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Cash Reserve Series

We have audited the accompanying statement of net assets and statement of assets and liabilities of Cash Reserve Series (the "Series") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cash Reserve Series at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young LLP
                                                  ------------------------
                                                     Ernst & Young


Philadelphia, Pennsylvania
February 5, 2001

                                                                  Cash Reserve-8

FOR TOTAL RETURN

Convertible Securities Series

Investment Strategy and Performance in 2000
         Convertible securities, because their performance is indirectly linked to the performance of the stock market, were victims of the market's volatility throughout 2000. Despite this difficult environment, the Convertible Securities Series fared well, posting a total return of +3.77% (Standard Class shares with capital change plus reinvestment of all distributions) for its fiscal year ended December 31, 2000. The Series surpassed its benchmark, the Merrill Lynch Convertible Securities Index, which returned -7.53% for the same period.
         In managing the Convertible Securities Series, we strive to capture consistent yields while maintaining low volatility. To accomplish this, the Series seeks to attain both the fixed-income benefits of bonds and the capital appreciation potential of owning stocks. We believe that over time, this combination should result in a lower risk profile for the Series than a portfolio invested solely in common stocks. In general, convertible securities tend to deliver about two-thirds of the return of common stocks, according to Merrill Lynch. This means that either way the market moves, convertibles would likely gain or lose one-third less than stocks.

Portfolio Snapshot
         Throughout our fiscal year, we remained diversified across a broad range of industries to help protect the Series against a downturn in any one sector. The Series held positions in real estate investment trusts (REITs), financial services, utilities, consumer products, telecommunications and technology.
         The biggest contributions to our performance came from our holdings in REITs, utilities and financial services securities. After two years of significant underperformance, securities in the REIT sector delivered strong returns in 2000. The sector's surge in 2000 can be attributed to stabilized earnings and a well-balanced real estate economy. We continue to have more REIT holdings in our portfolio compared to our benchmark, as we feel the sector offers compelling investment opportunities. The Series also benefited from our holdings in energy utility and financial services companies. Higher oil prices aided energy utility providers, while investors' renewed interest in value-oriented securities positively impacted financial and business services companies.
         Our holdings in the telecommunication and technology sectors, however, detracted from the Series' performance throughout 2000. These sectors experienced declines, as many telecommunication and Internet-related companies missed their earnings estimates. We plan on maintaining our allocation in these sectors, however, as we believe they offer enormous growth potential over the next five to 10 years. We also believe it is important to be consistently well-diversified, especially during times of market uncertainty such as we are currently experiencing.

Investment Outlook
         We are taking a cautiously optimistic view about the stock market's prospects in the coming months. The Fed's two interest rate reductions in January 2001, with indications that more reductions are to come, have given us cause for even more optimism. In our opinion, a falling interest rate environment could create a much-needed resurgence in the U.S. economy.
         In addition, historical evidence shows that convertible securities--whether investment or speculative grade--tend to reap substantially more benefits from interest rate cuts than their straight bond counterparts. For this reason, we believe the convertible securities market can provide fixed-income investors with an array of opportunities for price appreciation in a declining interest-rate environment. (Source: Merrill Lynch).



--------------------------------------------------------------------------------
Convertible Securities Series Investment Objective
The Series seeks a high level of total return through a combination of capital appreciation and current income. It seeks to achieve this objective by investing primarily in preferred stocks, fixed-income securities or other securities that can be converted into common stock.
--------------------------------------------------------------------------------

                                                        Convertible Securities-1

Growth of a $10,000 Investment May 1, 1997 (Series' inception) through December 31, 2000

                                                   Convertible
                         Merrill Lynch             Securities Series
                         Convertible               (Standard Class
                         Securities Index          Shares)

May '97                      10000                     10000
Jun.'97                      10742                     10390
Dec.'97                      11487                     11670
Jun.'98                      12251                     11936
Dec.'98                      12855                     11533
Jun.'99                      13914                     11811
Dec.'99                      17482                     12337
Jun.'00                      18477                     13137
Dec.'00                      16165                     12802




                          Convertible Securities Series
                          Average Annual Total Returns

                         Standard Class      Service Class
                            Shares(1)          Shares(2)
Lifetime                      +6.96%             -0.43%
One Year                      +3.77%                 --

                    For the periods ended December 31, 2000.

(1) Commenced operations on May 1, 1997.
(2) Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both Convertible Securities Series Standard Class shares and the Merrill Lynch Convertible Securities Index for the period from the Series' inception on May 1, 1997 through December 31, 2000. Returns plotted on the chart were as of the last day of each successive month shown. All distributions were reinvested. The Merrill Lynch Convertible Securities Index tracks the performance of all U.S. convertible securities. The index is unmanaged, with no set investment objective and does not include the "real world" cost of managing a mutual fund. You cannot invest directly in an index. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.



                                                       Convertible Securities-2

Delaware Group Premium Fund-Convertible Securities Series
Statement of Net Assets
December 31, 2000

                                                      Principal      Market
                                                        Amount       Value
  CONVERTIBLE BONDS-29.46%
  Automobiles & Automotive Parts-2.86%
  Magna International 4.875% 2/15/05 .............    $ 50,000    $   44,250
  Magna International 144A
    4.875% 2/15/05 ...............................     125,000       110,625
  Tower Automotive 5.00% 8/1/04 ..................      95,000        65,669
  Tower Automotive 144A 5.00% 8/1/04 .............     105,000        72,581
                                                                  ----------
                                                                     293,125
                                                                  ----------
  Banking, Finance & Insurance-1.28%
  Bell Atlantic Financial Services 144A
    5.75% 4/1/03 .................................     135,000       131,625
                                                                  ----------
                                                                     131,625
                                                                  ----------
  Cable, Media & Publishing-4.09%
  Clear Channel Communications
    1.50% 12/1/02 ................................     300,000       268,875
**Jacor Communications 4.62% 2/9/18 ..............     300,000       150,000
                                                                  ----------
                                                                     418,875
                                                                  ----------
  Computers & Technology-12.95%
  Amazon.com 4.75% 2/1/09 ........................     155,000        58,900
  Mercury Interactive 4.75% 7/1/07 ...............     175,000       196,000
  National Data 5.00% 11/1/03 ....................     200,000       183,000
**Network Associates 4.167% 2/13/18 ..............     220,000        65,450
**Network Associates 4.627% 2/13/18 ..............     300,000        89,250
  Rational Software 5.00% 2/1/07 .................     175,000       226,188
  Siebel Systems 5.50% 9/15/06 ...................     175,000       508,813
                                                                  ----------
                                                                   1,327,601
                                                                  ----------
  Consumer Products-2.02%
  Devon Energy 4.95% 8/15/08 .....................     215,000       206,669
                                                                  ----------
                                                                     206,669
                                                                  ----------
  Food, Beverage & Tobacco-1.27%
**Whole Foods Market 144A
    4.958% 3/2/18 ................................     300,000       130,500
                                                                  ----------
                                                                     130,500
                                                                  ----------
  Industrial Machinery-2.63%
  MascoTech 4.50% 12/15/03 .......................     250,000       145,938
  Thermo Fibertek 4.50% 7/15/04 ..................     140,000       123,550
                                                                  ----------
                                                                     269,488
                                                                  ----------
  Telecommunications-2.36%
  Allied Riser 7.50% 6/15/07 .....................     240,000        68,400
  Level 3 Communications
    6.00% 9/15/09 ................................     100,000        71,500
    6.00% 3/15/10 ................................     200,000       102,500
                                                                  ----------
                                                                     242,400
                                                                  ----------
  Total Convertible Bonds
    (cost $3,293,299) ............................                 3,020,283
                                                                  ----------
                                                        Number
                                                      of Shares
  COMMON STOCK-31.93%
  Automobiles & Automotive Parts-1.54%
  General Motors .................................       3,100       157,906
                                                                  ----------
                                                                     157,906
                                                                  ----------
  Banking, Finance & Insurance-8.66%
  Allstate .......................................      14,631       637,363
  American General ...............................       3,072       250,368
                                                                  ----------
                                                                     887,731
                                                                  ----------

                                                       Number        Market
                                                     of Shares       Value
 COMMON STOCK (Continued)
 Chemicals-3.06%
 duPont(E.I.)deNemours ...........................       6,500   $   314,031
                                                                 -----------
                                                                     314,031
                                                                 -----------
 Energy-4.47%
 Exxon Mobil .....................................       5,272       458,335
                                                                 -----------
                                                                     458,335
                                                                 -----------
 Leisure, Lodging & Entertainment-3.84%
 Starwood Hotels & Resorts Worldwide .............       7,500       264,375
 Time Warner .....................................       2,479       129,503
                                                                 -----------
                                                                     393,878
                                                                 -----------
 Real Estate-10.27%
 Boston Properties ...............................       7,000       304,500
 Camden Property Trust ...........................       2,200        73,700
 Equity Office Properties Trust ..................       4,600       150,075
 Public Storage ..................................      10,400       252,850
 SL Green Realty .................................       9,700       271,600
                                                                 -----------
                                                                   1,052,725
                                                                 -----------
 Telecommunications-0.09%
*Winstar Communications ..........................         760         8,883
                                                                 -----------
                                                                       8,883
                                                                 -----------
 Total Common Stock
   (cost $2,569,808) .............................                 3,273,489
                                                                 -----------

 CONVERTIBLE PREFERRED STOCKS-32.12%
 Banking, Finance & Insurance-3.90%
 National Australia Bank Units 7.875% ............       5,500       157,438
 Sovereign Capital Trust II 7.50% ................       5,000       242,500
                                                                 -----------
                                                                     399,938
                                                                 -----------
 Buildings & Materials-4.50%
 Georgia-Pacific PEPS ............................       4,000       137,250
 Kaufman and Broad Home
   PRIDES 8.25% ..................................      33,000       323,813
                                                                 -----------
                                                                     461,063
                                                                 -----------
 Cable, Media & Publishing-4.84%
 Cox Communications PRIDES 7.00% .................       5,800       359,600
 Tribune DECS 6.25% ..............................       8,000       136,500
                                                                 -----------
                                                                     496,100
                                                                 -----------
 Computers & Technology-4.09%
 Trust IV Maxtor DECS 7.00% ......................      47,000       282,000
 Trust VI Metromedia Fiber
   Networks DECS 6.25% ...........................       6,000       137,250
                                                                 -----------
                                                                     419,250
                                                                 -----------
 Paper & Forest Products-1.11%
 International Paper 5.25% .......................       2,500       113,750
                                                                 -----------
                                                                     113,750
                                                                 -----------
 Real Estate-6.18%
 General Growth Properties 7.25% .................       7,400       181,300
 Kimco Realty 7.50% ..............................       5,900       161,144
 Reckson Associates Realty 7.625% ................      12,300       290,588
                                                                 -----------
                                                                     633,032
                                                                 -----------
 Telecommunications-1.06%
 Winstar Communications 7.00% ....................       4,600       108,675
                                                                 -----------
                                                                     108,675
                                                                 -----------


                                                        Convertible Securities-3

Convertible Securities Series
Statement of Net Assets (Continued)


                                                       Number        Market
                                                     of Shares       Value
 CONVERTIBLE PREFERRED
   STOCKS (Continued)
 Transportation-2.06%
 Union Pacific Capital Trust
   TIDES 6.25% ...................................       1,500    $   70,500
 Union Pacific Capital Trust 144A
   TIDES 6.25% ...................................       3,000       141,000
                                                                  ----------
                                                                     211,500
                                                                  ----------
 Utilities-4.38%
 TXU PRIDES 9.25% ................................       8,900       448,894
                                                                  ----------
                                                                     448,894
                                                                  ----------
 Total Convertible Preferred Stocks
   (cost $3,675,262) .............................                 3,292,202
                                                                  ----------

 RIGHTS-0.19%
*Cendant Rights 2/14/01 ..........................       3,400        19,763
                                                                  ----------
 Total Rights (cost $0) ..........................                    19,763
                                                                  ----------

                                                     Principal
                                                       Amount
 REPURCHASE AGREEMENTS-10.40%
 With BNP Paribas 6.00% 1/2/01
   (dated 12/29/00, collateralized by
   $109,000 U.S. Treasury Notes
   11.625% due 11/15/02, market value
   $123,010 and $47,000
   U.S. Treasury Notes 11.875% due
   11/15/03, market value $55,901
   and $161,000 U.S. Treasury Notes
   11.625% due 11/15/04,
   market value $200,194) ........................    $371,000       371,000

                                                     Principal        Market
                                                      Amount          Value
REPURCHASE AGREEMENTS (Continued)
With Chase Manhattan 5.85% 1/2/01
   (dated 12/29/00, collateralized by
   $367,000 U.S. Treasury Notes
   6.00% due 9/30/02,
   market value $377,208) ........................    $368,000    $  368,000
With J.P. Morgan Securities 5.90% 1/2/01
   (dated 12/29/00, collateralized by
   $301,000 U.S. Treasury Bills due 3/29/01,
   market value $297,169 and $33,000
   U.S. Treasury Notes 10.75% due 5/15/03,
   market value $36,976) .........................     327,000       327,000
                                                                  ----------
Total Repurchase Agreements
   (cost $1,066,000) .............................                 1,066,000
                                                                  ----------

TOTAL MARKET VALUE OF SECURITIES-104.10% (cost $10,604,369) .....................................   10,671,737

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(4.10%) .........................................     (420,339)
                                                                                                   -----------
NET ASSETS APPLICABLE TO 893,495 SHARES OUTSTANDING-100.00% .....................................  $10,251,398
                                                                                                   ===========
NET ASSET VALUE-CONVERTIBLE SECURITIES SERIES STANDARD CLASS ($10,246,419 / 893,061 shares) .....       $11.47
                                                                                                        ======
NET ASSET VALUE-CONVERTIBLE SECURITIES SERIES SERVICE CLASS ($4,979 / 434 shares) ...............       $11.47
                                                                                                        ======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2000:
Shares of beneficial interest (unlimited authorization-no par) ..................................  $ 9,891,047
Undistributed net investment income .............................................................      500,307
Accumulated net realized loss on investments ....................................................     (207,324)
Net unrealized appreciation of investments ......................................................       67,368
                                                                                                   -----------
Total net assets ................................................................................  $10,251,398
                                                                                                   ===========

-------------------
 *Non-income producing security for the year ended December 31, 2000. **Zero coupon bond as of December 31, 2000. The interest rate shown is the effective yield at the time of purchase by the Series.

  Summary of Abbreviations:
  DECS-Dividend Enhanced Convertible Stock
  PEPS-Partial Equity Linked Securities
  PRIDES-Preferred Redeemable Increased Dividend Equity Securities TIDES-Term Income Deferred Equity Securities


                             See accompanying notes

                                                        Convertible Securities-4

Delaware Group Premium Fund-
Convertible Securities Series
Statement of Operations
December 31, 2000

INVESTMENT INCOME:
Dividends ....................................................      $379,098
Interest .....................................................       196,375
                                                                    --------
                                                                     575,473
                                                                    --------
EXPENSES:
Management fees ..............................................        76,380
Accounting and administration expenses .......................         4,132
Reports and statements to shareholders .......................         1,668
Custodian fees ...............................................           696
Trustees' fees ...............................................           559
Dividend disbursing and transfer
  agent fees and expenses ....................................           499
Registration fees ............................................           150
Distribution expense-Service Class ...........................             5
Other ........................................................           674
                                                                    --------
                                                                      84,763
Less expenses paid indirectly ................................          (519)
                                                                    --------
Total expenses ...............................................        84,244
                                                                    --------
NET INVESTMENT INCOME ........................................       491,229
                                                                    --------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments .............................       232,685
Net change in unrealized appreciation /
  depreciation of investments ................................      (371,174)
                                                                    --------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS ........................................      (138,489)
                                                                    --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ..................................      $352,740
                                                                    ========

                             See accompanying notes

Delaware Group Premium Fund-
Convertible Securities Series
Statements of Changes in Net Assets
                                                  Year Ended        Year Ended
                                                   12/31/00          12/31/99
                                                  ----------        ----------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income ........................   $   491,229       $  406,857
Net realized gain on investments .............       232,685            4,848
Net change in unrealized appreciation /
  depreciation of investments ................      (371,174)         213,388
                                                 -----------       ----------
Net increase in net assets resulting
  from operations ............................       352,740          625,093
                                                 -----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Standard Class .............................      (395,428)        (292,545)
  Service Class ..............................             -                -
                                                 -----------       ----------
                                                    (395,428)        (292,545)
                                                 -----------       ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  Standard Class .............................     2,226,778        2,813,309
  Service Class ..............................         5,000                -
Net asset value of shares issued upon
  reinvestment of distributions:
  Standard Class .............................       395,428          292,545
  Service Class ..............................             -                -
                                                 -----------       ----------
                                                   2,627,206        3,105,854
                                                 -----------       ----------
Cost of shares repurchased:
  Standard Class .............................    (1,969,637)      (1,934,838)
  Service Class ..............................             -                -
                                                 -----------       ----------
                                                  (1,969,637)      (1,934,838)
                                                 -----------       ----------
Increase in net assets derived from
  capital share transactions .................       657,569        1,171,016
                                                 -----------       ----------
NET INCREASE IN NET ASSETS ...................       614,881        1,503,564

NET ASSETS:
Beginning of period ..........................     9,636,517        8,132,953
                                                 -----------       ----------
End of period ................................   $10,251,398       $9,636,517
                                                 ===========       ==========

                             See accompanying notes

                                                        Convertible Securities-5

Delaware Group Premium Fund-Convertible Securities Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                         Convertible Securities Series Standard Class
                                                                                                              5/1/97(1)
                                                                               Year Ended December 31,           to
                                                                            2000        1999        1998      12/31/97
                                                                          ---------------------------------------------
Net asset value, beginning of period ..............................       $11.490     $11.160      $11.660     $10.000

Income (loss) from investment operations:
Net investment income(2) ..........................................         0.566       0.493        0.386       0.318
Net realized and unrealized gain (loss) on investments ............        (0.121)      0.247       (0.511)      1.342
                                                                          -------     -------      -------     -------
Total from investment operations ..................................         0.445       0.740       (0.125)      1.660
                                                                          -------     -------      -------     -------
Less dividends and distributions:
Dividends from net investment income ..............................        (0.465)     (0.410)      (0.305)          -
Distributions from net realized gain on investments ...............             -           -       (0.070)          -
                                                                          -------     -------      -------     -------
Total dividends and distributions .................................        (0.465)     (0.410)      (0.375)          -
                                                                          -------     -------      -------     -------

Net asset value, end of period ....................................       $11.470     $11.490      $11.160     $11.660
                                                                          =======     =======      =======     =======
Total return(3) ...................................................         3.77%       6.97%       (1.17%)     16.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...........................       $10,246     $ 9,637      $ 8,133     $ 3,921
Ratio of expenses to average net assets ...........................         0.83%       0.83%        0.82%       0.80%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly .........................         0.83%       0.83%        0.82%       2.30%
Ratio of net investment income to average net assets ..............         4.83%       4.64%        4.78%       5.68%
Ratio of net investment income to average net assets
  prior to expense  limitation and expenses paid indirectly .......         4.83%       4.64%        4.78%       4.18%
Portfolio turnover ................................................           26%         35%          77%        209%

---------------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)Per share information for the year ended December 31, 2000 was based on the average shares outstanding method.
(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes


                                                        Convertible Securities-6

Convertible Securities Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout the period was as follows:

                                                      Convertible Securities Series Service Class
                                                                       5/1/00(1)
                                                                           to
                                                                       12/31/00
                                                                       --------
Net asset value, beginning of period .................                 $11.520

Income (loss) from investment operations:
Net investment income(2) .............................                   0.373
Net realized and unrealized loss on investments ......                  (0.423)
                                                                       -------
Total from investment operations .....................                  (0.050)
                                                                       -------
Net asset value, end of period .......................                 $11.470
                                                                       =======

Total return(3) ......................................                  (0.43%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..............                      $5
Ratio of expenses to average net assets ..............                   0.98%
Ratio of net investment income to average net assets..                   4.74%
Portfolio turnover ...................................                     26%

----------------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)Per share information was based on the average shares outstanding method.
(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

                                                        Convertible Securities-7

Delaware Group Premium Fund-Convertible Securities Series
Notes to Financial Statements
December 31, 2000

Delaware Group Premium Fund (the "Fund") is organized as a Delaware business trust and offers 19 series: Balanced Series (formerly Delaware Balanced Series), Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series (formerly DelCap Series), High Yield Series (formerly Delchester Series), International Equity Series, REIT Series, Select Growth Series (formerly Aggressive Growth Series), Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Convertible Securities Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended. The Series offers two classes of shares. The Standard Class shares do not carry a 12b-1 f ee and the Service Class shares do carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek a high level of total return through a combination of capital appreciation and current income. It seeks to achieve this objective by investing primarily in preferred stocks, fixed-income securities or other securities that can be converted into common stock.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the aicpa Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Series currently does not amortize market discounts and premiums on fixed income securities. Upon adoption, the Series will be required to record a cumulative effect adjustment to reflect the amortization of such discounts and premiums. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Series. Additionally, the above adjustment will have no impact on the Series' distributions, which are determined in accordance with federal income tax regulations. At this time, the Series has not completed its analysis of the impact of this accounting change.

The Series declares and pays dividends from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $234 for the year ended December 31, 2000. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These earnings credits were $285 for the year ended December 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense Convertible Securities-Convertible Securities Series Notes to Financial Statements (Continued) offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.


                                                       Convertible Securities-8

Convertible Securities Series
Notes to Financial Statements (Continued)

2. Investment Management and Other Transactions with Affiliates (Continued) DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2001. No reimbursement was due for the year ended December 31, 2000.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to the distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets.

At December 31, 2000, the Series had liabilities payable to affiliates as follows:

                               Dividend disbursing,          Other
         Investment            transfer agent fees,        expenses
         management              accounting fees            payable
       fee payable to           and other expense           to DMC
            DMC                  payable to DSC         and affiliates
       --------------          --------------------     --------------
           $6,501                      $448                  $954

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Series. These officers, trustees and employees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2000, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

         Purchases .............    $2,672,728
         Sales .................    $2,485,353

At December 31, 2000, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                            Aggregate        Aggregate
           Cost of          unrealized       unrealized       Net unrealized
         investments       appreciation     depreciation       appreciation
         -----------       ------------     ------------      --------------
         $10,604,595        $1,332,709      ($1,265,567)         $67,142

For federal income tax purposes, the Series had accumulated capital losses as of December 31, 2000, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                           Year of Expiration
                                  2006
                           ------------------
                               $207,098


                                                        Convertible Securities-9

Convertible Securities Series
Notes to Financial Statements (Continued)

4. Capital Shares
Transactions in capital shares were as follows:

                                                        Year         Year
                                                        Ended        Ended
                                                      12/31/00      12/31/99
                                                      --------      --------
Shares sold:
  Standard Class ...................................   189,131       258,217
  Service Class ....................................       434             -

Shares issued upon reinvestment of distributions:
  Standard Class ...................................    33,596        27,782
  Service Class ....................................         -             -
                                                      --------      --------
                                                       223,161       285,999
                                                      --------      --------
Shares repurchased:
  Standard Class ...................................  (168,442)     (175,771)
  Service Class ....................................         -             -
                                                      --------      --------
                                                      (168,442)     (175,771)
                                                      --------      --------
Net increase .......................................    54,719       110,228
                                                      ========      ========


5. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2000, or at any time during the year.

6. Credit and Market Risk
The Series may invest in high-yield securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair the Series from disposing of them in timely manner and at a fair price when it is necessary or desirable to do so.

7. Tax Information (Unaudited)
For the fiscal year ended December 31, 2000, the Series designates distributions paid during the year as follows:

             (A)                (B)
           Long-Term         Ordinary            (C)
         Capital Gains        Income            Total             (D)
         Distributions     Distributions    Distributions      Qualifying
          (Tax Basis)       (Tax Basis)      (Tax Basis)       Dividends(1)
         -------------     -------------    -------------      ------------
               --               100%             100%               5%
----------------
   (A) and (B) are based on a percentage of the Series' total distributions.
   (D) is based on a percentage of ordinary income of the Series.
(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.


                                                       Convertible Securities-10

Delaware Group Premium Fund-Convertible Securities Series
Report of Independent Auditors


To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Convertible Securities Series

We have audited the accompanying statement of net assets of Convertible Securities Series (the "Series") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Convertible Securities Series at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 5, 2001

                                                       Convertible Securities-11

FOR TOTAL RETURN

Devon Series

Investment Strategy and Performance in 2000
         The Devon Series focuses on stocks of undervalued companies that may be in transition from value to growth or from mid-capitalization (mid-cap) to large-cap status. Within these groups, we search for companies that have stable, consistent earnings, strong management and accelerated growth rates. The Devon Series had a -11.76% total return (Standard Class shares with capital change plus reinvestment of all distributions) for the fiscal year ended December 31, 2000. The Series' performance slightly lagged that of its benchmark, the Standard & Poor's 500 Index, which posted a -9.11% return for the same period.

Portfolio Snapshot
         Throughout our fiscal year, the Devon Series benefited from good performance among stocks in the energy, financial and government services and consumer products sectors. The Series took a broad approach to energy stocks, seeing opportunities throughout the sector.
         The Series also experienced disappointments. Like many investors who held companies that missed their earnings estimates or downgraded their forecasts, the Series got stung. Our telecommunications holdings, for instance, detracted from the Series' total return. As a result, we reduced our exposure to the telecommunications sector, but we continue to monitor its long-term outlook.
         A major factor in our relative underperformance was that we had significantly fewer holdings in technology stocks compared to our benchmark, which performed exceptionally well during the first quarter of 2000. In January 2000, we held just 16% of our assets in technology stocks, compared with a technology weighting of more than 30% for the Standard & Poor's 500 Index. Our investment strategy prohibited us from investing in many technology companies, particularly those Internet-related, as we felt their stock prices were extremely overvalued.
         However, as technology stock prices declined over the past eight months, we took advantage of opportunities to purchase some high-quality companies. We selected stocks that had returned to what we consider to be more reasonable valuations while continuing to reach their earnings target. These consistent earnings growers traded at relative discounts to their earnings history and to the market. We feel this strategy was helpful in improving the Series' performance materially.

Investment Outlook
         Generally, we are confident about investment opportunities for the Devon Series over the next year. Corporate profits appear to be slowing, due in part to rising costs and to a natural economic slowdown after a prolonged period of expansion. In our opinion, this type of environment is generally positive for our investing style, as it tends to favor solid companies that report consistent earnings.
         We believe the Federal Reserve's two interest rate reductions in January 2001 indicate they are not satisfied with the rate of growth in the U.S. economy. In fact, we anticipate even further interest rate decreases in the coming months. We believe a falling interest rate environment presents a great buying opportunity for equity markets. Going forward, we will continue to look for opportunities in stocks that tend to perform well in the early stages of the economic cycle, such as retail stocks. We firmly believe that diversification will be the key to success in the current market environment, and that the Devon Series will serve as an effective investment vehicle because it offers an excellent blend of both growth and value.

--------------------------------------------------------------------------------
Devon Series Investment Objective
The Series seeks current income and capital appreciation. It attempts to achieve this objective by investing primarily in income-producing common stocks of large-and mid-capitalization U.S. companies that the investment manager believes have the potential for above-average dividend increases over time.
--------------------------------------------------------------------------------

                                                                         Devon-1

Growth of a $10,000 Investment May 1, 1997 (Series' inception) through December 31, 2000

                             Devon Series (Standard
            S&P 500 Index        Class Shares)
May. '97        10,000               10,000
Jun. '97        11,084               10,900
Dec. '97        12,256               12,730
Jun. '98        14,427               14,236
Dec. '98        15,759               15,791
Jun. '99        17,712               15,775
Dec. '99        19,076               14,191
Jun. '00        18,995               13,745
Dec. '00        17,339               12,522


         Devon-Devon Series
     Average Annual Total Returns
------------------------------------------
          Standard Class    Service Class
             Shares(1)        Shares(2)
Lifetime       +6.32%          -9.94%
One Year      -11.76%              --

 For the periods ended December 31, 2000

(1) Commenced operations on May 1, 1997.
(2) Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both Devon Series Standard Class shares and the S&P 500 Index for the period from the Series' inception on May 1, 1997 through December 31, 2000. Returns plotted on the chart were as of the last day of each successive month shown. All distributions were reinvested. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The index has no set investment objective and does not include the "real world" cost of managing a mutual fund. You cannot invest directly in an index. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                                         Devon-2

Delaware Group Premium Fund-Devon Series
Statement of Net Assets
December 31, 2000

                                                          Number         Market
                                                         of Shares       Value
 COMMON STOCK-96.95%
 Aerospace & Defense-2.53%
 Honeywell International ......................            12,387     $  586,060
 Northrop Grumman .............................             6,300        522,900
                                                                      ----------
                                                                       1,108,960
                                                                      ----------
 Automobiles & Automotive Parts-0.47%
 Ford Motor ...................................             8,700        203,906
                                                                      ----------
                                                                         203,906
                                                                      ----------
 Banking, Finance & Insurance-19.32%
 Bank of America ..............................             7,000        321,125
 Capital One Financial ........................            14,500        954,281
 Chase Manhattan ..............................            23,700      1,076,869
 Citigroup ....................................            10,900        556,581
 Dime Bancorp .................................            14,700        434,569
 FleetBoston Financial ........................            25,100        942,819
 Freddie Mac ..................................            20,000      1,377,500
 J.P. Morgan & Company ........................             2,600        430,300
 MBNA .........................................            13,000        480,188
 Merrill Lynch & Company ......................            10,000        681,875
 SouthTrust ...................................            13,400        545,213
 Wachovia .....................................             5,600        325,500
 XL Capital Class A ...........................             3,800        332,025
                                                                      ----------
                                                                       8,458,845
                                                                      ----------
 Cable, Media & Publishing-1.22%
*Viacom Class B ..................................         11,400        532,950
                                                                      ----------
                                                                         532,950
                                                                      ----------
 Chemicals-2.28%
 Dow Chemical ....................................         18,300        670,238
 duPont(E.I.)deNemours ...........................          6,800        328,525
                                                                      ----------
                                                                         998,763
                                                                      ----------
 Computers & Technology-14.63%
*America Online ..................................         20,800        723,840
*BEA Systems .....................................          6,100        410,606
*Cisco Systems ...................................         23,400        895,050
 Compaq ..........................................         28,400        427,420
 Electronic Data Systems .........................         15,000        866,250
*EMC .............................................         10,900        724,850
 First Data ......................................         18,200        958,913
 International Business Machines .................          8,800        748,000
*Microsoft .......................................         14,900        648,150
                                                                      ----------
                                                                       6,403,079
                                                                      ----------
 Consumer Products-4.15%
 Kimberly-Clark ..................................         13,200        933,108
 Tyco International ..............................         15,900        882,450
                                                                      ----------
                                                                       1,815,558
                                                                      ----------
 Electronics & Electrical Equipment-5.15%
 Corning .........................................          3,900        205,969
 General Electric ................................         24,900      1,193,644
*JDS Uniphase ....................................          5,200        216,775
 Texas Instruments ...............................         13,500        639,563
                                                                      ----------
                                                                       2,255,951
                                                                      ----------
 Energy-9.54%
 Coastal .........................................         13,900      1,227,544
 Exxon Mobil .....................................          8,800        765,050
 Schlumberger ....................................          4,900        391,694
 Sunoco ..........................................         15,800        532,263
 Tidewater .......................................         28,400      1,260,250
                                                                      ----------
                                                                       4,176,801
                                                                      ----------

                                                          Number         Market
                                                         of Shares       Value

 Common Stock (Continued)
 Food, Beverage & Tobacco-2.49%
 Anheuser-Busch ................................          10,400     $   473,200
 Coca-Cola .....................................          10,100         615,469
                                                                     -----------
                                                                       1,088,669
                                                                     -----------
 Healthcare & Pharmaceuticals-12.76%
 American Home Products ........................           8,100         514,755
*Amgen .........................................           3,600         230,175
 Baxter International ..........................           6,500         574,031
 Biomet ........................................           9,100         361,156
*Guidant .......................................           4,200         226,538
 Johnson & Johnson .............................           9,300         977,081
 Medtronic .....................................          13,200         796,950
 Merck & Company ...............................           6,400         599,200
 Pfizer ........................................          23,500       1,081,000
*Watson Pharmaceuticals ........................           4,400         225,225
                                                                     -----------
                                                                       5,586,111
                                                                     -----------
 Leisure, Lodging & Entertainment-1.89%
 Viad ..........................................          19,800         455,400
 Walt Disney ...................................          12,900         373,294
                                                                     -----------
                                                                         828,694
                                                                     -----------
 Retail-5.17%
*Federated Department Stores ...................          11,200         392,000
 Home Depot ....................................           5,900         269,556
*Kroger ........................................          16,500         446,531
 Target ........................................          14,500         467,625
 Wal-Mart Stores ...............................          12,900         685,313
                                                                     -----------
                                                                       2,261,025
                                                                     -----------
 Telecommunications-8.21%
 ALLTEL ........................................           8,900         555,694
 BellSouth .....................................          11,600         474,875
*Ciena .........................................           4,600         374,325
 Nortel Networks ...............................          22,700         727,819
 SBC Communications ............................          16,900         806,975
*Worldcom ......................................          46,700         653,800
                                                                     -----------
                                                                       3,593,488
                                                                     -----------
 Utilities-3.52%
*AES ...........................................          12,400         686,650
*Southern Energy ...............................          30,100         852,206
                                                                     -----------
                                                                       1,538,856
                                                                     -----------
 Miscellaneous- 3.62%
 Halliburton ...................................          25,000         906,250
*KLA Tencor ....................................          20,100         677,119
                                                                     -----------
                                                                       1,583,369
                                                                     -----------
 Total Common Stock
 (cost $42,906,458) ............................                      42,435,025
                                                                     -----------

                                                                         Devon-3

Devon Series
Statement of Net Assets (Continued)

                                          Principal      Market                                               Principal      Market
                                            Amount       Value                                                  Amount       Value

REPURCHASE AGREEMENTS-5.77%                                         With J.P. Morgan Securities
With BNP Paribas 6.00%                                                5.90% 1/2/01 (dated 12/29/00,
  1/2/01 (dated 12/29/00,                                             collateralized by $714,000
  collateralized by $259,000                                          U.S. Treasury Bills
  U.S. Treasury Notes 11.625%                                         due 3/29/01, market value
  due 11/15/02, market value                                          $705,010 and $77,000
  $291,832 and $111,000                                               U.S. Treasury Notes 10.75%
  U.S. Treasury Notes 11.875%                                         due 5/15/03, market value $87,723) ....  $776,000   $  776,000
  due 11/15/03, market value                                                                                              ----------
  $132,622 and $383,000                                             Total Repurchase Agreements
  U.S. Treasury Notes 11.625%                                         (cost $2,529,000) .....................              2,529,000
  due 11/15/04,                                                                                                           ----------
  market value $474,944) ................   $880,000   $880,000
With Chase Manhattan 5.85%
  1/2/01 (dated 12/29/00,
  collateralized by $871,000
  U.S. Treasury Notes 6.00%
  due 9/30/02, market value $894,897) ...    873,000    873,000

TOTAL MARKET VALUE OF SECURITIES-102.72% (COST $45,435,458) .......................    44,964,025

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(2.72%) ...........................    (1,192,083)
                                                                                      -----------
NET ASSETS APPLICABLE TO 3,685,488 SHARES OUTSTANDING-100.00% .....................   $43,771,942
                                                                                      ===========
NET ASSET VALUE-DEVON SERIES STANDARD CLASS ($43,767,438 / 3,685,109 SHARES) ......        $11.88
                                                                                           ======

NET ASSET VALUE-DEVON SERIES SERVICE CLASS ($4,504 / 379.4 SHARES) ................        $11.87
                                                                                           ======

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2000:
Shares of beneficial interest (unlimited authorization-no par) ....................   $52,062,809
Undistributed net investment income ...............................................       269,133
Accumulated net realized loss on investments ......................................    (8,088,567)
Net unrealized depreciation of investments ........................................      (471,433)
                                                                                      -----------
Total net assets ..................................................................   $43,771,942
                                                                                      ===========

----------
  * Non-income producing security for the year ended December 31, 2000.

                             See accompanying notes

                                                                         Devon-4

Delaware Group Premium Fund-Devon Series
Statement of Operations
Year Ended December 31, 2000

INVESTMENT INCOME:
Dividends ........................................................ $    641,046
Interest .........................................................       82,519
                                                                   ------------
                                                                        723,565
                                                                   ------------
EXPENSES:
Management fees ..................................................      368,340
Accounting and administration expenses ...........................       26,451
Registration fees ................................................       21,622
Reports and statements to shareholders ...........................       15,217
Professional fees ................................................       13,900
Dividend disbursing and transfer agent fees and expenses .........        5,383
Custodian fees ...................................................        5,309
Taxes (other than taxes on income) ...............................        4,962
Trustees' fees ...................................................        3,050
Distribution expense-Service Class ...............................            5
Other ............................................................        9,924
                                                                   ------------
                                                                        474,163
Less expenses absorbed or waived .................................      (19,602)
Less expenses paid indirectly ....................................       (1,300)
                                                                   ------------
Total expenses ...................................................      453,261
                                                                   ------------
NET INVESTMENT INCOME ............................................      270,304
                                                                   ------------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
Net realized loss on investments .................................   (5,533,807)
Net change in unrealized appreciation / depreciation
  of investments .................................................   (1,965,812)
                                                                   ------------

NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS ............................................   (7,499,619)
                                                                   ------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ......................................  ($7,229,315)
                                                                   ============
                             See accompanying notes

Delaware Group Premium Fund-Devon Series
Statements of Changes in Net Assets

                                                    Year Ended       Year Ended
                                                     12/31/00         12/31/99
                                                    ----------       ----------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:

Net investment income ..........................  $    270,304     $    757,445
Net realized loss on investments ...............    (5,533,807)      (2,551,998)
Net change in unrealized appreciation /
  depreciation of investments ..................    (1,965,812)      (6,947,654)
                                                  ------------     ------------
Net decrease in net assets
  resulting from operations ....................    (7,229,315)      (8,742,207)
                                                  ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Standard Class ...............................      (735,763)        (490,185)
  Service Class ................................            --               --
Net realized gain on investments:
  Standard Class ...............................            --         (947,691)
  Service Class ................................            --               --
                                                  ------------     ------------
                                                      (735,763)      (1,437,876)
                                                  ------------     ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  Standard Class ...............................     3,537,604        8,341,698
  Service Class ................................         5,000               --
Net asset value of shares issued upon
  reinvestment of distributions:
  Standard Class ...............................       735,763        1,437,876
  Service Class ................................            --               --
                                                  ------------     ------------
                                                     4,278,367      739,779,574
                                                  ------------     ------------
Cost of shares repurchased:
  Standard Class ...............................   (30,470,664)     (20,384,439)
  Service Class ................................            --               --
                                                  ------------     ------------
                                                   (30,470,664)     (20,384,439)
                                                  ------------     ------------
Increase (decrease) in net assets derived
  from capital share transactions ..............   (26,192,297)      19,395,135
                                                  ------------     ------------
NET INCREASE (DECREASE)
  IN NET ASSETS ................................   (34,157,375)       9,215,052

NET ASSETS:
Beginning of period ............................    77,929,317       68,714,265
                                                  ------------     ------------
End of period ..................................  $ 43,771,942     $ 77,929,317
                                                  ============     ============

                             See accompanying notes

                                                                         Devon-5

Delaware Group Premium Fund-Devon Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                   Devon Series Standard Class
                                                                                                                        5/1/97(1)
                                                                           Year Ended December 31,                         to
                                                                   2000                1999               1998          12/31/97
                                                                 ----------------------------------------------------------------
Net asset value, beginning of period ..........................  $13.620              $15.440            $12.730         $10.000

Income (loss) from investment operations:
Net investment income(2) ......................................    0.061                0.113              0.106           0.080
Net realized and unrealized gain (loss) on investments ........   (1.650)              (1.669)             2.889           2.650
                                                                 -------              -------            -------         -------
Total from investment operations ..............................   (1.589)              (1.556)             2.995           2.730
                                                                 -------              -------            -------         -------

Less dividends and distributions:
Dividends from net investment income ..........................   (0.151)              (0.090)            (0.080)              -
Distributions from net realized gain on investments ...........        -               (0.174)            (0.205)              -
                                                                 -------              -------            -------         -------
Total dividends and distributions .............................   (0.151)              (0.264)            (0.285)              -
                                                                 -------              -------            -------         -------

Net asset value, end of period ................................  $11.880              $13.620             $15.440        $12.730
                                                                 =======              =======             =======        =======
Total return(3) ...............................................  (11.76%)             (10.13%)             24.05%         27.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .......................  $43,767              $77,929             $68,714        $16,653
Ratio of expenses to average net assets .......................    0.80%                0.75%               0.66%          0.80%
Ratio of expenses to average net assets prior to expense
  limitation andexpenses paid indirectly ......................    0.84%                0.75%               0.66%          0.91%
Ratio of net investment income to average net assets ..........    0.48%                0.90%               1.30%          2.01%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly ....    0.44%                0.90%               1.30%          1.90%
Portfolio turnover ............................................     137%                 101%                 34%            80%

----------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)Per share information for the year ended December 31, 2000 was based on the average shares outstanding method.
(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes
                                                                         Devon-6

Devon Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout the period was as follows:

                                                                  Devon Series Service Class
                                                                          5/1/00(1)
                                                                              to
                                                                           12/31/00
                                                                           --------
Net asset value, beginning of period ..................................    $13.180

Income (loss) from investment operations:
Net investment income(2) ..............................................      0.024
Net realized and unrealized loss on investments .......................     (1.334)
                                                                           -------
Total from investment operations ......................................     (1.310)
                                                                           -------
Net asset value, end of period ........................................    $11.870
                                                                           =======
Total return(3) .......................................................     (9.94%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...............................    $     5
Ratio of expenses to average net assets ...............................      0.95%
Ratio of expenses to average net assets prior to expense
  limitation andexpenses paid indirectly ..............................      1.00%
Ratio of net investment income to average net assets ..................      0.29%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly .............................      0.24%
Portfolio turnover ....................................................       137%

----------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)Per share information was based on the average shares outstanding method.
(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

                                                                         Devon-7

Delaware Group Premium Fund-Devon Series
Notes to Financial Statements
December 31, 2000

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series (formerly Delaware Balanced Series), Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series (formerly DelCap Series), High Yield Series (formerly Delchester Series), International Equity Series, REIT Series, Select Growth Series (formerly Aggressive Growth Series), Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Devon Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended. The Series offers two classes of shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares do carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek current income and capital appreciation. It seeks to achieve this objective by investing primarily in income-producing common stocks of large- and mid-capitalization U.S. companies that the investment manager believes have the potential for above-average dividend increases over time.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the lasted quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,300 for the year ended December 31, 2000. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating Devon-Devon Series Notes to Financial Statements (Continued) expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2001.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to the distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets.

                                                                         Devon-8

Devon Series
Notes to Financial Statements (Continued)

2. Investment Management and Other Transactions with Affiliates (Continued) At December 31, 2000 the Series had liabilities payable to affiliates as follows:

                               Dividend disbursing,               Other
             Investment        transfer agent fees,             expenses
             management          accounting fees                 payable
           fee payable to        and other expense               to DMC
                DMC                payable to DSC            and affiliates
           --------------      --------------------          --------------
              $14,257                  $1,923                    $4,118

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Series. These officers, trustees and employees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2000, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investment as follows:

  Purchases ............     $ 76,069,361
  Sales ................     $101,941,260

At December 31, 2000, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                             Aggregate        Aggregate
           Cost of           unrealized      unrealized      Net unrealized
          investments       appreciation    depreciation      depreciation
          -----------       ------------    ------------     --------------
          $45,857,823        $4,069,967     ($4,963,765)       ($893,798)

For federal income tax purposes, the Series had accumulated capital losses as of December 31, 2000, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                           Year of
                          Expiration
                   2007               2008            Total
                 ----------        ----------       ----------
                 $2,345,618        $4,548,127       $6,893,745

4. Capital Shares
Transactions in capital shares were as follows:
                                                      Year           Year
                                                      Ended           Ended
                                                    12/31/00       12/31/99
                                                    --------       --------
Shares sold:
  Standard Class .................................    273,627      2,647,758
  Service Class ..................................        379             --

Shares issued upon reinvestment of distributions:
  Standard Class .................................     56,772        102,267
  Service Class ..................................         --             --
                                                   ----------     ----------
                                                      330,778      2,750,025
                                                   ----------     ----------
Shares repurchased:
  Standard Class ................................. (2,367,539)    (1,478,955)
  Service Class ..................................         --             --
                                                   ----------     ----------
                                                   (2,367,539)    (1,478,955)
                                                   ----------     ----------
Net increase (decrease) .......................... (2,036,761)     1,271,070
                                                   ==========     ==========

5. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2000, or at any time during the year.

                                                                         Devon-9

Devon Series
Notes to Financial Statements (Continued)


6. Tax Information (Unaudited)
For the fiscal year ended December 31, 2000, the Series designates distributions paid during the year as follows:

          (A)                (B)
       Long-Term          Ordinary           (C)
       Capital Gains       Income           Total                  (D)
       Distributions    Distributions    Distributions          Qualifying
       (Tax Basis)       (Tax Basis)      (Tax Basis)          Dividends(1)
       -------------    -------------    -------------         ------------
            -                100%             100%                 100%

----------
   (A) and (B) are based on a percentage of the Series' total distributions.
   (D) is based on a percentage of ordinary income of the Series.
(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                                        Devon-10

Delaware Group Premium Fund-Devon Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Devon Series

We have audited the accompanying statement of net assets of Devon Series (the "Series") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Devon Series at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Philadelphia, Pennsylvania                                /s/ Ernest & Young LLP
February 5, 2001

                                                                        Devon-11

FOR INTERNATIONAL DIVERSIFICATION

Emerging Markets Series

Investment Strategy and Performance in 2000
     During Emerging Markets Series' fiscal year ended December 31, 2000, markets in Indonesia, the Philippines, South Korea, Taiwan and Thailand all finished down more than 35% (Source: Dow Jones & Co.). These and other emerging markets were hit hard during the year by the same factors that influenced established stock markets, including escalating oil prices, rising interest rates and slowing corporate earnings. In this environment, the Series fared better than its benchmark, but still returned a disappointing -23.60% (Standard Class shares with capital change plus reinvestment of all distributions) for the fiscal year ended December 31, 2000. By comparison, the benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, returned -30.61% for the same period.

Portfolio Snapshot
     When selecting our country allocation for the Series, we use the index weights as a starting point instead of a driving force. Our asset allocation decisions are driven by fundamental valuation factors. The Series is also broadly diversified with regard to industries, which we believe can help curtail negative performance.
     We believe the Series performed better than the benchmark because we held fewer stocks than the index in some of the emerging markets that posted the worst performance during the year, such as South Korea and Taiwan. Due to our strategy of seeking undervalued stocks, we also held fewer stocks than the benchmark in companies in the technology, media and telecommunications industries. Many of these stocks had undergone strong price increases before the emerging market volatility set in and were generally hit hardest during the downturn in many emerging markets this year.
     The Series' performance was hurt by its exposure to Thailand (3.52% of net assets as of December 31, 2000). We had a heavier weighting than the benchmark when Bangkok's SET exchange fell precipitously during the second half of the fiscal year as a result of continued bankruptcies and slow progress with debt restructuring programs in the financial and corporate sectors.
     The Series benefited from its holdings in Brazil, which made up nearly 20% of our portfolio as of December 31, 2000. A strong rally that carried through the first month of our fiscal year allowed Brazilian markets to post solid performance relative to other emerging markets.

Investment Outlook
     In our opinion, the worst is over in emerging markets. Late in our fiscal year, we saw improving fundamentals in many emerging markets with respect to political stability, debt restructuring and regulatory policy. We are optimistic that emerging markets not only have seen a bottom, but that investors could begin to realize much better returns from these markets in the coming months. As always, we will continue to search for discounted positions in emerging markets that, in our opinion, can provide real growth potential.

--------------------------------------------------------------------------------
Emerging Markets Series Investment Objective
The Series seeks long-term capital appreciation. It attempts to achieve this objective by investing primarily in the stocks of companies located or operating in emerging market countries.
--------------------------------------------------------------------------------

                                                              Emerging Markets-1

Growth of a $10,000 Investment May 1, 1997 (Series inception) through December 31, 2000

                 MSCI Emerging                    Emerging Markets
                 Markets Free                     Series (Standard
                 Index                            Class Shares)

     May '97        10,000                            10,000
    June '97        10,837                            10,840
December '97         8,137                             8,880
    June '98         6,602                             7,430
December '98         6,075                             5,996
    June '99         8,497                             7,588
December '99        10,109                             8,890
    June '00         9,302                             8,159
December '00         7,015                             6,792


                          Emerging Markets Series
                        Average Annual Total Returns
                       -------------------------------
                       Standard Class    Service Class
                         Shares(1)         Shares(2)
Lifetime                  -10.00%           -16.31%
One Year                  -23.60%                --

For the periods ended December 31, 2000

(1) Commenced operations on May 1, 1997.
(2) Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both Emerging Markets Series Standard Class shares and the MSCI Emerging Markets Free Index for the period from the Series' inception on May 1, 1997 through December 31, 2000. Returns plotted on the chart were as of the last day of each successive month shown. All distributions were reinvested. The MSCI Emerging Markets Free Index is an unmanaged composite that tracks the performance of stocks in countries with below average per capita Gross Domestic Product (GDP) as defined by the World Bank. The index also has no set investment objective and does not include the "real world" cost of managing a mutual fund. You cannot invest directly in an index. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                              Emerging Markets-2

Delaware Group Premium Fund-Emerging Markets Series
Statement of Net Assets
December 31, 2000

                                                                       Market
                                                        Number         Value
                                                       of Shares      (U.S. $)
 COMMON STOCK-93.78%
 Argentina-1.55%
*Central Puerto Class B ........................          64,838      $   67,540
 Transportadora de Gas del Sur Class B .........          86,800         121,715
                                                                      ----------
                                                                         189,255
                                                                      ----------
 Brazil-19.91%
*Aracruz Celulose ADR ..........................          18,000         268,875
 Brasil Telecom ................................      39,025,757         332,017
 Centrais Electricas de
   Santa Catarina ..............................         339,000         100,831
 Centrais Electricas de
   Santa Catarina GDR ..........................             300           8,923
 Centrais Electricas de
   Santa Catarina 144A GDR .....................             300           8,923
 Companhia Energetica de
   Minas Gerais ................................       2,700,000          39,046
 Companhia Energetica de
   Minas Gerais ADR ............................           7,887         114,059
 Companhia Paranaense de
   Energia Copel ADR ...........................          34,542         291,448
 Gerdau Metalurgica ............................      16,378,000         289,765
 Petroleo Brasileiro Petrobras .................           8,012         188,097
 Renner Participacoes ..........................         870,000           2,677
 Rossi Residencial GDR .........................           8,100          11,631
 Telecomunicacoes de Minas Gerais ..............       7,263,000         320,317
 Uniao de Bancos Brasileiros ...................       9,644,000         279,429
 Usinas Siderurgicas de
   Minas Gerais ................................          34,200         153,988
 Usinas Siderurgicas de
   Minas Gerais 144A ADR .......................           1,400           6,304
 Usinas Siderurgicas de
   Minas Gerais ADR ............................           2,334          10,509
                                                                      ----------
                                                                       2,426,839
                                                                      ----------
 Chile-2.95%
 Administradora de Fondos de
   Pensiones Provida ADR .......................          13,600         275,400
*Empresa Nacional Electricidad ADR .............           7,800          84,825
                                                                      ----------
                                                                         360,225
                                                                      ----------
 China-10.13%
 Beijing Capital International Airport .........       1,418,000         318,150
 Guangdong Kelon Electric Holdings .............         361,000          59,706
 Guangshen Railway .............................       2,128,000         264,646
 Hengan International Group ....................         552,000         121,728
 Shenzhen Expressway ...........................       1,859,300         228,846
 Zhejiang Expressway ...........................       1,519,095         241,506
                                                                      ----------
                                                                       1,234,582
                                                                      ----------
 Croatia-2.04%
 Zagrebacka Banka GDR ..........................          14,472         248,918
                                                                      ----------
                                                                         248,918
                                                                      ----------
 Egypt-1.62%
*Mobile - Egyptian Mobile Services .............           5,486         104,290
 Paints and Chemicals Industries GDR ...........          50,850          92,801
                                                                      ----------
                                                                         197,091
                                                                      ----------
 Estonia-0.92%
 Eesti Telekom GDR .............................           7,391         111,604
                                                                      ----------
                                                                         111,604
                                                                      ----------
 Greece-1.76%
 Hellenic Telecommunication ADR ................          29,562         214,325
                                                                      ----------
                                                                         214,325
                                                                      ----------
                                                                       Market
                                                        Number         Value
                                                       of Shares      (U.S. $)
 COMMON STOCK (Continued)
 Hungary-2.33%
 Gedeon Richter GDR ..........................            4,799       $  284,341
                                                                      ----------
                                                                         284,341
                                                                      ----------
 India-9.09%
 Gas Authority of India GDR ..................           34,519          215,744
 ICICI ADR ...................................           11,316          118,818
*India Fund ..................................           21,000          254,625
 Larsen & Toubro GDR .........................            8,450           72,882
 Mahanagar Telephone Nigam GDR ...............           20,700          163,530
*Videsh Sanchar Nigam ADR ....................           18,986          237,319
*Videsh Sanchar Nigam 144A ADR ...............            3,637           45,459
                                                                      ----------
                                                                       1,108,377
                                                                      ----------
 Israel-3.09%
 Bank Hapoalim ...............................           93,798          272,104
 ECI Telecom .................................            7,497          104,841
                                                                      ----------
                                                                         376,945
                                                                      ----------
 Malaysia-5.24%
*Leader Universal Holdings ...................          539,000           60,992
 Petronas Dagangan Berhad ....................          299,000          225,037
 Resorts World ...............................           65,000          103,487
 Sime Darby ..................................          199,200          249,524
                                                                      ----------
                                                                         639,040
                                                                      ----------
 Mexico-4.60%
 ALFA Class A ................................          166,000          223,106
 Cemex de C.V ................................           70,860          254,309
*Grupo Minsa ADR .............................            2,400            6,600
*Grupo Minsa Class C .........................          103,096           31,638
 Vitro ADR ...................................           18,600           45,338
                                                                      ----------
                                                                         560,991
                                                                      ----------
 Peru-0.94%
 Banco de Credito del Peru Class C ...........           67,627           23,579
 Creditcorp ..................................           15,100           90,600
                                                                      ----------
                                                                         114,179
                                                                      ----------
 Russia-2.60%
 Gazprom ADR .................................            1,900           12,113
 Gazprom 144A ADR ............................           19,940          127,118
 Lukoil Holdings ADR .........................            4,800          177,600
                                                                      ----------
                                                                         316,831
                                                                      ----------
 South Africa-14.80%
 ABSA Group ..................................           71,279          269,404
*Iscor .......................................          174,941          288,987
 Network Healthcare Holdings .................          938,150          121,500
 Profurn Limited Holdings ....................          385,651          142,192
 Sanlam ......................................          279,200          352,736
 Sappi .......................................           46,700          333,880
 Sasol .......................................           45,800          296,275
                                                                      ----------
                                                                       1,804,974
                                                                      ----------
 South Korea-2.17%
 Pohang Iron & Steel .........................              500           30,237
 Pohang Iron & Steel ADR .....................           15,080          234,683
                                                                      ----------
                                                                         264,920
                                                                      ----------

                                                              Emerging Markets-3

Emerging Markets Series
Statement of Net Assets (Continued)
                                                                       Market
                                                        Number         Value
                                                       of Shares      (U.S. $)
 COMMON STOCK (Continued)
 Taiwan-4.06%
 China Steel ADR ...............................           4,142      $   49,186
 China Steel GDR ...............................          19,795         235,067
*Yageo GDR .....................................          11,227          46,311
*Yageo 144A GDR ................................          39,813         164,229
                                                                      ----------
                                                                         494,793
                                                                      ----------
 Thailand-3.52%
 Electricity Generating Public Company .........         298,400         268,147
 Hana Microelectronics .........................          78,800         161,594
                                                                      ----------
                                                                         429,741
                                                                      ----------
 Turkey-0.46%
*Efes Sinai Yatirim Holdings ...................      10,228,660          56,391
                                                                      ----------
                                                                          56,391
                                                                      ----------
 Total Common Stock
   (cost $14,736,990) ..........................                      11,434,362
                                                                      ----------

                                                                       Market
                                                         Principal     Value
                                                          Amount      (U.S. $)
REPURCHASE AGREEMENTS-5.09%
With BNP Paribas 6.00% 1/2/01
  (dated 12/29/00, collateralized by
  $64,000 U.S. Treasury Notes 11.625%
  due 11/15/02, market value $71,660
  and $27,000 U.S. Treasury Notes
  11.875% due 11/15/03, market value
  $32,565 and $94,000 U.S. Treasury
  Notes 11.625% due 11/15/04, market
  value $116,623) .................................     $216,000       $216,000
With Chase Manhattan 5.85% 1/2/01
  (dated 12/29/00, collateralized by
  $214,000 U.S. Treasury Notes 6.00%
  due 9/30/02, market value $219,743)..............      214,000        214,000
With J.P. Morgan Securities 5.90% 1/2/01
  (dated 12/29/00, collateralized by
  $175,000 U.S. Treasury Bills due
  3/29/01, market value $173,116 and
  $19,000 U.S. Treasury Notes 10.75%
  due 5/15/03, market value $21,541)...............      191,000        191,000
                                                                       --------
Total Repurchase Agreements
  (cost $621,000)..................................                     621,000
                                                                       --------

TOTAL MARKET VALUE OF SECURITIES-98.87% (cost $15,357,990).......    12,055,362

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-1.13% ...........       138,087
                                                                    -----------
NET ASSETS APPLICABLE TO 1,933,341 SHARES OUTSTANDING-100.00% ...   $12,193,449
                                                                    ===========
NET ASSET VALUE-EMERGING MARKETS SERIES STANDARD CLASS
  ($12,148,089 / 1,926,147 shares)...............................         $6.31
                                                                          =====
NET ASSET VALUE-EMERGING MARKETS SERIES SERVICE CLASS
  ($45,360 / 7,194 shares).......................................         $6.31
                                                                          =====
COMPONENTS of NET ASSETS at DECEMBER 31, 2000:
Shares of beneficial interest (unlimited authorization-no par)...   $16,234,908
Undistributed net investment income** ...........................        26,170
Accumulated net realized loss on investments ....................      (761,601)
Net unrealized depreciation of investments and
  foreign currencies ............................................    (3,306,028)
                                                                    -----------
Total net assets ................................................   $12,193,449
                                                                    ===========
------------
 *Non-income producing security for the year ended December 31, 2000. **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions for the Internal Revenue Code.

  ADR-American Depositary Receipts
  GDR-Global Depositary Receipts

                             See accompanying notes

                                                              Emerging Markets-4

Delaware Group Permium Fund-
Emerging Markets Series
Statement of Operations
Year ended December 31, 2000

INVESTMENT INCOME:
Dividends ....................................................      $   379,540
Interest .....................................................           65,745
Foreign tax withheld .........................................          (19,493)
                                                                    -----------
                                                                        425,792
                                                                    -----------
EXPENSES:
Management fees ..............................................          174,721
Reports and statements to shareholders .......................           34,698
Custodian fees ...............................................           17,771
Accounting and administration expenses .......................            5,860
Dividend disbursing and transfer agent fees
  and expenses ...............................................              844
Trustees' fees ...............................................              730
Registration fees ............................................              350
Professional fees ............................................              290
Taxes (other than taxes on income) ...........................              230
Distribution expense - Service Class .........................               19
Other ........................................................              926
                                                                    -----------
                                                                        236,439
Less expenses absorbed or waived .............................          (25,342)
Less expenses paid indirectly ................................           (2,191)
                                                                    -----------
Total expenses ...............................................          208,906
                                                                    -----------

NET INVESTMENT INCOME ........................................          216,886
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments ..................................................         (474,992)
Foreign currencies ...........................................          (50,948)
                                                                    -----------
Net realized loss ............................................         (525,940)
Net change in unrealized appreciation / depreciation
  of investments and foreign currencies ......................       (3,510,578)
                                                                    -----------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS AND
  FOREIGN CURRENCIES .........................................       (4,036,518)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ............................................      ($3,819,632)
                                                                    ===========
                             See accompanying notes

Delaware Group Premium Fund-
Emerging Markets Series
Statements of Changes In Net Assets

                                                Year Ended       Year Ended
                                                 12/31/00         12/31/99
                                                ----------       ----------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income .....................   $   216,886        $  147,834
Net realized loss on investments
  and foreign currencies ..................      (525,940)          (78,514)
Net change in unrealized appreciation /
  depreciation of investments
  and foreign currencies ..................    (3,510,578)        3,389,812
                                              -----------        -----------
Net increase (decrease) in net assets
  resulting from operations ...............    (3,819,632)        3,459,132
                                              -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Standard Class ..........................      (252,413)         (127,668)
  Service Class ...........................             -                 -
                                              -----------        -----------
                                                 (252,413)         (127,668)
                                              -----------        -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  Standard Class ..........................     7,937,223         7,257,077
  Service Class ...........................        49,793                 -
Net asset value of shares issued upon
  reinvestment of distributions:
  Standard Class ..........................       252,413            127,668
  Service Class ...........................             -                  -
                                              -----------        -----------
                                                8,239,429          7,384,745
                                              -----------        -----------
Cost of shares repurchased:
  Standard Class ..........................    (5,321,595)        (2,723,434)
  Service Class ...........................        (1,183)                 -
                                              -----------        -----------
                                               (5,322,778)        (2,723,434)
                                              -----------        -----------
Increase in net assets derived from
  capital share transactions ..............     2,916,651          4,661,311
                                              -----------        -----------
NET INCREASE (DECREASE)
  IN NET ASSETS ...........................    (1,155,394)         7,992,775

NET ASSETS:
Beginning of period .......................    13,348,843          5,356,068
                                              -----------        -----------
End of period .............................   $12,193,449        $13,348,843
                                              ===========        ===========

                             See accompanying notes

                                                             Emerging Markets-5

Delaware Group Premium Fund-Emerging Markets Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                            Emerging Markets Series Standard Class
                                                                                                        5/1/97(1)
                                                                              Year Ended December 31,       to
                                                                               2000     1999     1998    12/31/97
                                                                            --------------------------------------
Net asset value, beginning of period ...................................      $8.400   $5.810   $8.880    $10.000

Income (loss) from investment operations:
Net investment income(2) ...............................................       0.116    0.126    0.171      0.060
Net realized and unrealized gain (loss)
  on investments and foreign currencies ................................      (2.064)   2.597   (2.991)    (1.180)
                                                                              ------   ------   ------     ------
Total from investment operations .......................................      (1.948)   2.723   (2.820)    (1.120)
                                                                              ------   ------   ------     ------
Less dividends and distributions:
Dividends from net investment income ...................................      (0.142)  (0.133)  (0.030)         -
Distributions from net realized gain on investments ....................           -        -   (0.220)         -
                                                                              ------   ------   ------     ------
Total dividends and distributions ......................................      (0.142)  (0.133)  (0.250)         -
                                                                              ------   ------   ------     ------
Net asset value, end of period .........................................      $6.310   $8.400   $5.810     $8.880
                                                                              ======   ======   ======     ======
Total return(3) ........................................................     (23.60%)  48.28%  (32.48%)   (11.20%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ................................     $12,148  $13,349   $5,356     $5,776
Ratio of expenses to average net assets ................................       1.52%    1.47%    1.50%      1.50%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly ..............................       1.68%    1.53%    1.67%      2.45%
Ratio of net investment income to average net assets ...................       1.55%    1.88%    2.34%      0.89%
Ratio of net investment income (loss) to average net
  assets prior to expense limitation and expenses paid indirectly ......       1.37%    1.82%    2.17%     (0.06%)
Portfolio turnover .....................................................         19%      20%      38%        48%

--------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

                                                              Emerging Markets-6

Emerging Markets Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout the period was as follows:

                                           Emerging Markets Series Service Class
                                                           5/1/00(1)
                                                              to
                                                           12/31/00
                                                           --------
Net asset value, beginning of period ..................     $7.540

Income (loss) from investment operations:
Net investment income(2) ..............................      0.064
Net realized and unrealized loss on investments
  and foreign currencies ..............................     (1.294)
                                                            ------
Total from investment operations ......................     (1.230)
                                                            ------
Net asset value, end of period ........................     $6.310
                                                            ======

Total return(3) .......................................    (16.31%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...............        $45
Ratio of expenses to average net assets ...............      1.67%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly .....      1.90%
Ratio of net investment income to average net assets ..      1.37%
Ratio of net investment income to average net
  assets prior to limitation and expenses paid
  indirectly ..........................................      1.10%
Portfolio turnover ....................................        19%
-----------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

                                                              Emerging Markets-7

Delaware Group Premium Fund-Emerging Markets Series
Notes to Financial Statements
December 31, 2000

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series (formerly Delaware Balanced Series), Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series (formerly DelCap Series), High Yield Series (formerly Delchester Series), International Equity Series, REIT Series, Select Growth Series (formerly Aggressive Growth Series), Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Emerging Markets Series (the "Series"). The Trust is an open-end investment company. The Series is considered non-diversified under the Investment Company Act of 1940, as amended. The Series offers two classes of shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares do carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation. It seeks to achieve this objective by investing primarily in the stocks of companies located or operating in emerging market countries.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series became aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

The Series declares and pays dividends from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $321 for the year ended December 31, 2000. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These earnings credits were $1,870 for the year ended December 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware International Advisers Ltd. (DIAL), an affiliate of Delaware Management Company (DMC) and the investment manager, an annual fee which is calculated daily at the rate of 1.25% on the first $500 million of average daily net assets of the Series, 1.20% on the next $500 million, 1.15% on the next $1.5 billion and 1.10% on average daily net assets in excess of $2.5 billion.

                                                              Emerging Markets-8

Emerging Markets Series
Notes to Financial Statements (Continued)


2. Investment Management and Other Transactions with Affiliates (Continued) DIAL has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed 1.50% of average daily net assets of the Series throughApril 30, 2001.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DIAL, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to the distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DIAL, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets.

At December 31, 2000, the Series had liabilities payable to affiliates as follows:
                           Dividend disbursing,        Other
           Investment      transfer agent fees,        expenses
           management        accounting fees           payable
         fee payable to    and other expenses          to DMC
             DIAL            payable to DSC         and affiliates
         --------------    --------------------     --------------
            $9,346                $524                  $2,145

Certain officers of DIAL, DMC, DSC, and DDLP are officers, trustees and/or employees of the Series. These officers, trustees and employees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2000, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

         Purchases .............    $6,871,777
         Sales .................    $2,332,301

At December 31, 2000, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                            Aggregate        Aggregate
           Cost of          unrealized       unrealized      Net unrealized
         investments       appreciation     depreciation      depreciation
         -----------       ------------     ------------     --------------
         $15,362,047         $442,965       ($3,749,650)      ($3,306,685)

For federal income tax purposes, the Series had accumulated capital losses as of December 31, 2000, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                    Year of Expiration
           2006             2007              Total
         --------   ------------------      --------
         $226,403         $58,465           $284,868


                                                              Emerging Markets-9

Emerging Markets Series
Notes to Financial Statements (Continued)


4. Capital Shares
Transactions in capital shares were as follows:

                                           Year                   Year
                                           Ended                  Ended
                                         12/31/00               12/31/99
                                         --------               --------
Shares sold:
  Standard Class .....................    999,893              1,036,898
  Service Class ......................      7,382                      -

Shares issued upon reinvestment
 of distributions:
  Standard Class .....................     30,265                 24,552
  Service Class ......................          -                      -
                                        ---------              ---------
                                        1,037,540              1,061,450
                                        ---------              ---------
Shares repurchased:
  Standard Class .....................   (692,953)              (394,563)
  Service Class ......................       (188)                     -
                                        ---------              ---------
                                         (693,141)              (394,563)
                                        ---------              ---------
Net increase .........................    344,399                666,887
                                        =========              =========

5. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2000, or at any time during the year.

6. Foreign Exchange Contracts
In the event the Series enters into forward foreign currency exchange contracts, it will generally do so as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following forward foreign currency exchange contracts were outstanding at December 31, 2000:

                                           In
                                        Exchange    Settlement      Unrealized
                                           For         Date        Appreciation
                                        --------    ----------     ------------
Contracts to Receive
69,069 Hong Kong Dollars .............    $8,856      1/2/01             -

Contracts to Deliver
44,510,081 Indonesian Rupiah .........    $4,636      1/2/01           $35
4,760,992 Thailand Baht ..............  $109,878      1/4/01           187

7. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

                                                            Emerging Markets-10

Emerging Markets Series
Notes to Financial Statements (Continued)


7. Credit and Market Risk (Continued)
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. Illiquid securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

8. Tax Information (Unaudited)
For the fiscal year ended December 31, 2000, the Series designates distributions paid during the year as follows:

               (A)              (B)
           Long-Term         Ordinary            (C)
         Capital Gains        Income            Total
         Distributions     Distributions    Distributions
          (Tax Basis)       (Tax Basis)      (Tax Basis)
         -------------     -------------    -------------
               -                100%            100%

------------
(A) and (B) are based on a percentage of the Series' total distributions.


                                                            Emerging Markets-11

Delaware Group Premium Fund-Emerging Markets Series
Report of Independent Auditors


To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Emerging Markets Series

We have audited the accompanying statement of net assets of Emerging Markets Series (the "Series") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Series at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                     /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 5, 2001

                                                             Emerging Markets-12

FOR INTERNATIONAL DIVERSIFICATION

Global Bond Series

Investment Strategy and Performance in 2000
     Rising interest rates and a strong U.S. dollar squeezed the performance of global bond markets throughout the fiscal year ended December 31, 2000. Currency volatility has been extreme, and although returns in local currency have often been positive, those returns frequently turn negative after factoring in conversion to the rising U.S. dollar. In this environment, Global Bond Series posted a return of +0.86% (Standard Class shares with capital change plus reinvestment of all distributions) during the difficult fiscal year. The Series' performance slightly lagged that of its benchmark, the Salomon Smith Barney World Government Bond Index, which returned +1.59% for the fiscal year ended December 31, 2000.
     The Global Bond Series seeks to provide a steady stream of current income while preserving capital by investing in both U.S. and foreign government and corporate bonds. The credit quality in the Series' holdings remains a top priority. As of December 31, 2000, the average rating of the bonds in the portfolio was AA as measured by Standard & Poor's (or Aa1 by Moody's Investor Services). We generally look for bonds with an average maturity between five and 10 years. We believe this allows the Series to earn an attractive level of income without increasing the risk to principal from fluctuating interest rates.

Portfolio Snapshot
     Investing in foreign bonds involves currency risk. American investors measure their results in U.S. dollars, and international currency changes can add to or subtract from U.S. returns. We attempt to reduce currency risk by holding bonds denominated in currencies that appear undervalued. Currently, we believe the euro, certain European currencies, and the Australian and New Zealand dollars are all extraordinarily undervalued. These currencies have been negatively affected by the rise of the U.S. dollar.
     The Series' lower performance for the fiscal year in comparison to its benchmark can largely be attributed to our net performance in these parts of the world. We are optimistic that in the coming months, currencies in these markets can rebound from their extreme undervaluation, which could benefit our holdings.

Investment Outlook
     Generally, bond markets in many countries did not perform as badly during the past fiscal year as global bond indexes may suggest. In many cases, results were seriously undermined when translated into U.S. dollars. We believe that non-U.S. currencies have been dramatically oversold. We also believe that many non-dollar-denominated securities are poised for a strong rally when currency rates revert to what we consider to be more typical levels. Such an occurrence would likely bring better returns for global bond funds than we have seen in the past two years.






--------------------------------------------------------------------------------
Global Bond Series Investment Objective
The Series seeks current income consistent with the preservation of principal. It attempts to achieve this objective by investing primarily in fixed-income securities from at least three different countries, one of which may be the United States, that may also provide the potential for capital appreciation.
--------------------------------------------------------------------------------



                                                                   Global Bond-1

                         Salomon Smith Barney
       Global Bond       World Government
       Series            Bond Index
May-96          $10,000              $10,000
Dec-96          $11,179              $10,600
Dec-97          $11,278              $10,625
Dec-98          $12,160              $12,251
Dec-99          $11,722              $11,728
Dec-00          $11,823              $11,915



           Global Bond Series
      Average Annual Total Returns
------------------------------------------
        Standard Class        Service Class
           Shares(1)             Shares(2)
Lifetime   +3.65%               +5.99%
One Year   +0.86%                  --

For the periods ended December 31, 2000

(1) Commenced operations on May 2, 1996.
(2) Commenced operations on May 1, 2000.


Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both Global Bond Series Standard Class shares and the Salomon Smith Barney World Government Bond Index for the period from the Series' inception on May 2, 1996 through December 31, 2000. Returns plotted on the chart were as of the last day of each successive month shown. All distributions were reinvested. The Salomon Smith Barney World Government Bond Index is an unmanaged composite that measures the general performance of world bond markets. The index has no set investment objective and does not include the "real world" cost of managing a mutual fund. You cannot invest directly in an index. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.





                                                                   Global Bond-2

Delaware Group Premium Fund-Global Bond Series
Statement of Net Assets
December 31, 2000

                                                     Principal         Market
                                                     Amount*           Value
                                                                       (U.S. $)
BONDS-94.52%
Australia-10.54%
New South Wales Treasury 6.50% 5/1/06 ........  AUD  1,280,000          $736,426
Queensland Treasury
 6.50% 6/14/05 ...............................        1,100,00           632,670
 8.00% 8/14/01 ...............................         650,000           366,672
                                                                       ---------
                                                                       1,735,768
                                                                       ---------
Austria-1.29%
Republic of Austria 7.25% 5/3/07 .............  DEM    400,000           212,935
                                                                       ---------
                                                                         212,935
                                                                       ---------
Belgium-4.13%
Belgium Kingdom 5.75% 9/28/10 ................  EUR    700,000           680,507
                                                                       ---------
                                                                         680,507
                                                                       ---------
Canada-1.29%
Ontario Hydro 5.60% 6/2/08 ...................  CAD    320,000           212,197
                                                                       ---------
                                                                         212,197
                                                                       ---------
Finland-3.80%
Republic of Finland 5.00% 4/25/09 ............  EUR    670,000           624,872
                                                                       ---------
                                                                         624,872
                                                                       ---------
France-2.80%
Republic of France 5.00% 7/12/05 .............  EUR    484,000           461,040
                                                                       ---------
                                                                         461,040
                                                                       ---------
Germany-14.91%
Bundesrepublic Deutschland
 8.375% 5/21/01 ..............................  EUR    200,000           190,296
Depfa Pfandbriefbank 5.625% 2/7/03 ...........         802,258           767,330
Deutschland Republic 6.25% 1/4/24 ............       1,000,000         1,037,169
Westfalische Hypothekbank
 4.50% 3/23/05 ...............................         500,000           461,319
                                                                       ---------
                                                                       2,456,114
                                                                       ---------
Japan-1.47%
Japan Highway Public Corporation
 7.875% 9/27/02 ..............................  CAD    350,000           241,729
                                                                       ---------
                                                                         241,729
                                                                       ---------
Netherlands-13.42%
Baden Wurt L - Finance 6.625% 8/20/03           DEM    700,000           350,460
DSL Finance
 5.75% 3/19/09 ...............................        1,000,00           488,118
 6.00% 2/21/06 ...............................        1,400,00           696,581
Netherlands Government 8.75% 9/15/01            EUR    700,000           674,719
                                                                       ---------
                                                                       2,209,878
                                                                       ---------

                                                     Principal         Market
                                                     Amount*           Value
                                                                       (U.S. $)
BONDS (Continued)
New Zealand-13.46%
New Zealand Government
 6.00% 11/15/11 ..............................  NZD  1,300,000          $574,430
 7.00% 7/15/09 ...............................         200,000            94,178
 8.00% 4/15/04 ...............................         800,000           373,846
 8.00% 11/15/06 ..............................       1,900,000           921,086
 10.00% 3/15/02 ..............................         550,000           253,539
                                                                      ----------
                                                                       2,217,079
                                                                      ----------
Norway-0.85%
Kingdom of Norway 8.375% 1/27/03 .............  CAD    200,000          140,258
                                                                      ----------
                                                                         140,258
                                                                      ----------
Portugal-4.77%
Portugese Government 5.375% 6/23/08 ..........  EUR    820,000           785,840
                                                                      ----------
                                                                         785,840
                                                                      ----------
South Africa-3.67%
Republic of South Africa
 12.50% 1/15/02 ..............................  ZAR  2,000,000           268,912
 13.00% 8/31/10 ..............................       2,500,000           335,419
                                                                      ----------
                                                                         604,331
                                                                      ----------
Supranational-5.82%
International Bank Reconstruction
 & Development
 5.25% 3/20/02 ...............................  JPY 25,000,000           231,502
 5.25% 1/12/09 ...............................  USD    450,000           426,915
 5.50% 4/15/04 ...............................  NZD    700,000           299,089
                                                                      ----------
                                                                         957,506
                                                                      ----------
United Kingdom-4.73%
Halifax 5.625% 7/23/07 .......................  DEM  1,600,000           778,415
                                                                      ----------
                                                                         778,415
                                                                      ----------
United States-7.57%
KFW International Finance
 1.00% 12/20/04 ..............................  JPY 20,000,000           176,438
U.S. Treasury Inflation Index Notes
 3.375% 1/15/07 ..............................  USD    328,905           322,892
 3.625% 1/15/08 ..............................         752,626           747,452
                                                                      ----------
                                                                       1,246,782
                                                                      ----------
Total Bonds
 (cost $17,171,040) ..........................                        15,565,251
                                                                      ----------



                                                                   Global Bond-3

Global Bond Series
Statement of Net Assets (Continued)
                                                           Principal    Market
                                                           Amount*      Value
                                                                        (U.S. $)
REPURCHASE AGREEMENTS-2.94%
With BNP Paribas 6.00% 1/2/01 (dated
 12/29/00, collateralized by $50,000
 U.S. Treasury Notes 11.625% due
 11/15/02, market value $55,851 and
 $21,000 U.S. Treasury Notes 11.875%
 due 11/15/03, market value $25,381
 and $73,000 U.S. Treasury Notes
 11.625% due 11/15/04, market
 value $90,895) ..............................  USD    168,000          $168,000
With Chase Manhattan 5.85% 1/2/01
 (dated 12/29/00, collateralized by
 $167,000 U.S. Treasury Notes 6.00%
 due 9/30/02, market value $171,265) .........         167,000           167,000


                                                           Principal    Market
                                                           Amount*      Value
                                                                        (U.S. $)
REPURCHASE AGREEMENTS (Continued)
With J.P. Morgan Securities 5.90% 1/2/01
 (dated 12/29/00, collateralized by
 $137,000 U.S. Treasury Bills due 3/29/01,
 market value $134,925 and $15,000
 U.S. Treasury Notes 10.75% due 5/15/03,
 market value $16,788) .......................  USD    149,000         $149,000
                                                                     ----------
Total Repurchase Agreements
 (cost $484,000) .............................                          484,000
                                                                     ----------



TOTAL MARKET VALUE OF SECURITIES-97.46% (cost $17,655,040) ........  16,049,251

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-2.54% .............     419,087
                                                                    -----------

NET ASSETS APPLICABLE TO 1,692,012 SHARES OUTSTANDING-100.00% ..... $16,468,338
                                                                    ===========
NET ASSET VALUE-GLOBAL BOND SERIES STANDARD CLASS
 ($16,463,037 / 1,691,467 shares) .................................       $9.73
                                                                          =====
NET ASSET VALUE-GLOBAL BOND SERIES SERVICE CLASS
 ($5,301 / 545 shares) ............................................       $9.73
                                                                          =====
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2000:
Shares of beneficial interest (unlimited authorization-no par) .... $18,164,558
Undistributed net investment income** .............................     334,844
Accumulated net realized loss on investments ......................    (437,614)
Net unrealized depreciation of investments and foreign currencies .  (1,593,450)
                                                                    -----------
Total net assets .................................................. $16,468,338
                                                                    ===========

------------
*Principal amount is stated in the currency in which each bond is denominated. AUD-Australian Dollar
CAD-Canadian Dollar
DEM - German Mark
EUR-European Monetary Unit
JPY-Japanese Yen
NZD-New Zealand Dollar
USD-U. S. Dollar
ZAR-South African Rand

**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

                             See accompanying notes

                                                                   Global Bond-4

Delaware Group Premium Fund-Global Bond Series
Statement of Operations
Year Ended December 31, 2000


INVESTMENT INCOME:
Interest .......................................................     $1,121,330
                                                                     ----------

EXPENSES:
Management fees ................................................        127,385
Custodian fees .................................................         17,305
Accounting and administration expenses .........................          6,915
Reports and statements to shareholders .........................          6,730
Dividend disbursing and transfer agent
 fees and expenses .............................................          1,341
Trustees' fees .................................................            826
Taxes (other than taxes on income) .............................            105
Distribution expense - Service Class ...........................              5
Other ..........................................................          1,512
                                                                     ----------
                                                                        162,124
Less expenses absorbed or waived ...............................        (17,299)
Less expenses paid indirectly ..................................           (391)
                                                                     ----------
Total expenses .................................................        144,434
                                                                     ----------

NET INVESTMENT INCOME ..........................................        976,896
                                                                     ----------
NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments ....................................................       (262,592)
Foreign currencies .............................................       (630,549)
                                                                     ----------
Net realized loss ..............................................       (893,141)
Net change in unrealized appreciation /
 depreciation of investments and foreign currencies ............        (82,985)
                                                                     ----------

NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCIES ............................       (976,126)
                                                                     ----------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ...............................................          $ 770
                                                                     ==========


                             See accompanying notes

Delaware Group Premium Fund-Global Bond Series
Statements of Changes in Net Assets

                                                        Year Ended   Year Ended
                                                        12/31/00     12/31/99
                                                        ----------   ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS:
Net investment income ........................       $976,896        $1,228,010
Net realized loss on investments
 and foreign currencies ......................       (893,141)         (479,448)
Net change in unrealized appreciation /
 depreciation on investments and
 foreign currencies ..........................        (82,985)       (1,541,203)
                                                     --------        ----------
Net increase (decrease) in net assets
 resulting from operations ...................            770          (792,641)
                                                     --------        ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class ..............................       (153,893)       (1,084,242)
 Service Class ...............................              -                 -
Net realized gain on investments:
 Standard Class ..............................              -          (128,140)
 Service Class ...............................              -                 -
                                                  -----------       -----------
                                                     (153,893)       (1,212,382)
                                                  -----------       -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class ..............................       2,405,42         4,466,372
 Service Class ...............................          5,000                 -
Net asset value of shares issued upon
reinvestment of distributions:
 Standard Class ..............................        153,893         1,212,382
 Service Class ...............................              -                 -
                                                  -----------       -----------
                                                    2,564,319         5,678,754
                                                  -----------       -----------
Cost of shares repurchased:
 Standard Class ..............................     (6,173,714)       (5,154,045)
 Service Class ...............................              -                 -
                                                  -----------       -----------
                                                   (6,173,714)       (5,154,045)
                                                  -----------       -----------
Increase (decrease) in net assets derived
 from capital share transactions .............     (3,609,395)          524,709
                                                  -----------       -----------

NET DECREASE IN NET ASSETS ...................     (3,762,518)       (1,480,314)

NET ASSETS:
Beginning of period ..........................     20,230,856        21,711,170
                                                  -----------       -----------
End of period ................................    $16,468,338       $20,230,856
                                                  ===========       ===========


                             See accompanying notes


                                                                   Global Bond-5

Delaware Group Premium Fund-Global Bond Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                   Global Bond Series Standard Class
                                                                                                5/2/96(1)
                                                                  Year Ended December 31,          to
                                                              2000     1999     1998     1997    12/31/96
                                                             --------------------------------------------
Net asset value, beginning of period .....................    $9.730   $10.680  $10.500  $10.960 $10.000

Income (loss) from investment operations:
Net investment income(2) .................................     0.534     0.576    0.608    0.636   0.339
Net realized and unrealized gain (loss) on
 investments and foreign currencies ......................    (0.453)   (0.950)   0.182   (0.551)  0.831
                                                              ------    ------   ------   ------  ------
Total from investment operations .........................     0.081    (0.374)   0.790    0.085   1.170
                                                              ------    ------   ------   ------  ------
Less dividends and distributions:
Dividends from net investment income .....................    (0.081)   (0.514)  (0.600)  (0.460) (0.210)
Distributions from net realized gain on
 investments .............................................        -     (0.062)  (0.010)  (0.085)      -
                                                              ------    ------   ------   ------  ------
Total dividends and distributions ........................    (0.081)   (0.576)  (0.610)  (0.545) (0.210)
                                                              ------    ------   ------   ------  ------

Net asset value, end of period ...........................    $9.730    $9.730  $10.680  $10.500 $10.960
                                                              ======    ======  =======  ======= =======

Total return(3) ..........................................     0.86%    (3.60%)   7.82%    0.88%  11.79%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..................   $16,463   $20,231  $21,711  $16,876  $9,471
Ratio of expenses to average net assets ..................     0.85%     0.85%    0.83%    0.80%   0.80%
Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly .........     0.95%     0.85%    0.92%    1.08%   1.19%
Ratio of net investment income to average net assets......     5.75%     5.64%    5.83%    6.03%   6.51%
Ratio of net investment income to average net assets......
 prior to expense limitation and expenses paid indirectly.     5.65%     5.64%    5.74%    5.75%   6.12%
Portfolio turnover .......................................       39%      100%      79%      97%     56%



------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the years ended December 31, 1997, 1998, 1999 and 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes


                                                                   Global Bond-6

Global Bond Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout the period was as follows:

                                                              Global Bond Series
                                                                   Service Class
                                                                       5/1/00(1)
                                                                            to
                                                                        12/31/00
                                                                        --------
Net asset value, beginning of period ..............................       $9.180

Income from investment operations:
Net investment income(2) ..........................................        0.346
Net realized and unrealized gain on investments and
 foreign currencies ...............................................        0.204
                                                                          ------
Total from investment operations ..................................        0.550
                                                                          ------
Net asset value, end of period ....................................       $9.730
                                                                          ======

Total return(3) ...................................................        5.99%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...........................           $5
Ratio of expenses to average net assets ...........................        1.00%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly ..........................        1.16%
Ratio of net investment income to average net assets ..............        5.65%
Ratio of net investment income to average net assets prior to
 limitation and expenses paid indirectly ..........................        5.49%
Portfolio turnover ................................................          39%

------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

                                                                   Global Bond-7

Delaware Group Premium Fund-Global Bond Series
Notes to Financial Statements
December 31, 2000

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series (formerly Delaware Balanced Series), Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series (formerly DelCap Series), High Yield Series (formerly Delchester Series), International Equity Series, REIT Series, Select Growth Series (formerly Aggressive Growth Series), Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Global Bond Series (the "Series"). The Trust is an open-end investment company. The Series is considered non-diversified under the Investment Company Act of 1940, as amended. The Series offers two classes of shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares do carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek current income consistent with the preservation of principal. It attempts to achieve this objective by investing primarily in fixed-income securities from at least three different countries, one of which may be the United States, that may also provide the potential for capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series isolates that portion of gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Series currently does not amortize market discounts and premiums on fixed income securities. Upon adoption, the Series will be required to record a cumulative effect adjustment to reflect the amortization of such discounts and premiums. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Series. Additionally, the above adjustment will have no impact on the Series' distributions, which are determined in accordance with federal incom tax regulations. At this time, the Series has not completed its analysis of the impact of this accounting change.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the Global Bond-Global Bond Series Notes to Financial Statements (Continued) sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

The Series declares and pays dividends from net investment income and net realized gain on investments, if any, following the close of the fiscal year.




                                                                   Global Bond-8

Global Bond Series
Notes to Financial Statements (Continued)

1. Significant Accounting Policies (Continued)
Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $391 for the year ended December 31, 2000. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware International Advisers Ltd. (DIAL), an affiliate of Delaware Management Company (DMC) and the investment manager, an annual fee which is calculated daily at the rate on 0.75% of the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on the average daily net assets in excess of $2.5 billion.

DIAL has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2001.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DIAL, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to the distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DIAL, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets.

At December 31, 2000, the Series had liabilities payable to affiliates as follows:

                                Dividend disbursing,                  Other
           Investment            transfer agent fees,               expenses
           management             accounting fees                    payable
         fee payable to          and other expense                     to DMC
              DIAL                 payable to DSC                 and affiliates
         --------------        --------------------               --------------
             $7,098                    $693                           $1,398

Certain officers of DIAL, DMC, DSC and DDLP are officers, trustees and/or employees of the Series. These officers, trustees and employees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2000, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

Purchases .....................       $6,111,284
Sales .........................       $7,569,061

At December 31, 2000, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                               Aggregate         Aggregate
         Cost of               unrealized        unrealized       Net unrealized
         investments           appreciation      depreciation     depreciation
         -----------           ------------      ------------     --------------
         $17,686,906           $114,153          ($1,751,808)      ($1,637,655)

For federal income tax purposes, the Series had accumulated capital losses as of December 31, 2000, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

              Year of Expiration
         2007                   2008                  Total
         ----                   ----                  -----
         $143,243             $262,592              $405,835

                                                                   Global Bond-9

Global Bond Series
Notes to Financial Statements (Continued)

4. Capital Shares
Transactions in capital shares were as follows:

                                                Year            Year
                                                Ended           Ended
                                              12/31/00        12/31/99
                                              --------        --------
Shares sold:
  Standard Class                              259,299         433,476
  Service Class                                   545               -

Shares issued upon reinvestment
  of distributions:
  Standard Class                               16,267         119,782
  Service Class                                     -               -
                                              -------         -------
                                              276,111         553,258
                                              -------         -------
Shares repurchased:
  Standard Class                             (663,975)       (506,787)
  Service Class                                     -               -
                                              -------         -------
                                             (663,975)       (506,787)
                                              -------         -------
Net increase (decrease)                      (387,864)         46,471
                                              =======         =======

5. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2000, or at any time during the year.

6. Foreign Exchange Contacts
In the event the Series enters into forward foreign currency exchange contracts, it will generally do so as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has ag reed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency exchange contracts were outstanding at December 31, 2000.

7. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

                                                                  Global Bond-10

Global Bond Series
Notes to Financial Statements (Continued)

8. Tax Information (Unaudited)
For the fiscal year ended December 31, 2000, the Series designates distributions paid during the year as follows:

             (A)                   (B)
          Long-Term             Ordinary               (C)
         Capital Gains           Income               Total
         Distributions        Distributions       Distributions
          (Tax Basis)         (Tax Basis)          (Tax Basis)
         -------------        -------------       --------------
              --                  100%                 100%

------------
(A) and (B) are based on a percentage of the Series' total distributions.




                                                                  Global Bond-11

Delaware Group Premium Fund-Global Bond Series
Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Global Bond Series

We have audited the accompanying statement of net assets of Global Bond Series (the "Series") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Bond Series at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                    /s/ Ernst & Young LLP




Philadelphia, Pennsylvania
February 5, 2001

FOR TOTAL RETURN

Growth and Income Series

Investment Strategy and Performance in 2000
     Throughout the year 2000, severe levels of volatility struck nearly every major stock market index, causing 2000 to be the worst year in the equity markets since 1990. In spite of the market's downturn, the Growth and Income Series performed very well, returning +11.33% (Standard Class shares with capital change plus reinvestment of all distributions) for the fiscal year ended December 31, 2000. The Series also significantly outpaced its benchmark, the Standard & Poor's 500 Index, which returned -9.11% for the same period.

     We attribute the Series' strong performance to our value-oriented investment style, which since mid-March, has fared very well due to the stock market's sharp declines in growth stocks. The Series has benefited from our broad-based stock selection that spans many industries. As growth stocks began to suffer during the spring of 2000, cautious investors began to move out of aggressive growth and into the less economically sensitive sectors, such as energy, insurance and pharmaceuticals -- all of which are held in the Series.

Portfolio Snapshot

     The Growth and Income Series utilizes a three-prong screening process to identify investment opportunities. The screens evaluate a stock's yield, its relative valuation compared to its peers and the company's share buyback program. The screens help us identify discounted large-cap stocks that we believe have the potential to outperform in terms of total return (dividend yield plus capital gains) in the near future. Although we use all three selection screens, we give considerable weight to stocks we believe are undervalued.
     Throughout our fiscal year, our holdings in energy and utility companies experienced considerable price appreciation due to higher oil prices. Many consumer staples companies, such as food and beverage producers have also performed well for us during the year. In addition, consumer growth industries including diversified healthcare, among others, have recently produced strong results for the Series.
     The Series also experienced some disappointments in 2000. Basic industry stocks, for example, are considered economically sensitive and have been hurt by investors' concerns about the slowdown in the U.S. economy. Despite their slump, we remain positive that the fundamentals in the basic industry sector are improving and stronger earnings may lead to price appreciation in the future.
     During our fiscal year, the Series had only a limited exposure to the technology sector, as we found it difficult to spot technology stocks that we felt were undervalued in the market. This hindered the Series' performance during the first few months of the fiscal year, when many Internet-related companies' impressive returns were capturing the market's attention.

Investment Outlook
     Generally, our outlook for the Growth and Income Series is positive. We believe the Federal Reserve Board's recent interest rate reductions are encouraging, and there are even some indications that the Fed may continue to decrease interest rates in the coming months. This should bode well for the Growth and Income Series, as it generally holds stocks we believe are both undervalued and positioned to perform quite well in a declining interest rate environment.
     In our opinion, the downturn in the stock market last year has created many opportunities for the Growth and Income Series. As always, we will continue to seek out those companies which are becoming more productive and delivering better rates of sales and earnings growth.

--------------------------------------------------------------------------------
Growth and Income Series Investment Objective

The Series seeks the highest possible total rate of return by selecting securities that offer the potential for capital appreciation while providing higher than average dividend income.
--------------------------------------------------------------------------------

                                                             Growth and Income-1

Growth of a $10,000 Investment December 31, 1990 through December 31, 2000

            Growth and Income Series
            (Standard Class Shares)           S&P 500 Index
            ------------------------          -------------
Dec-90             $10,000                       $10,000
Dec-91             $12,232                       $13,047
Dec-92             $13,312                       $14,041
Dec-93             $15,368                       $15,456
Dec-94             $15,337                       $15,660
Dec-95             $20,877                       $21,546
Dec-96             $25,203                       $26,491
Dec-97             $33,017                       $35,330
Dec-98             $36,762                       $45,425
Dec-99             $35,667                       $54,989
Dec-00             $39,707                       $49,982


          Growth and Income Series
        Average Annual Total Returns
--------------------------------------------
           Standard Class      Service Class
              Shares(1)          Shares(2)
Lifetime       +11.69%            +17.34%
10 Years       +14.79%                 --
Five Years     +13.72%                 --
One Year       +11.33%                 --

  For the periods ended December 31, 2000.

(1)Commenced operations on July 28, 1988.
(2)Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both Growth and Income Series Standard Class shares and the S&P 500 Index for the 10-year period from December 31, 1990 through December 31, 2000. Returns plotted on the chart were as of the last day of each successive year shown. All distributions were reinvested. The S&P 500 Index is an unmanaged composite that tracks the performance of mostly large-capitalization U.S. companies. The index has no set investment objective and does not include the "real world" cost of managing a mutual fund. You cannot invest directly in an index. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                             Growth and Income-2

Delaware Group Premium Fund-Growth and Income Series
Statement of Net Assets
December 31, 2000

                                                        Number          Market
                                                      of Shares         Value
 COMMON STOCK-98.34%
 Aerospace & Defense-1.05%
 Boeing ...........................................     32,100      $ 2,118,600
 Northrop .........................................     25,300        2,099,900
                                                                    -----------
                                                                      4,218,500
                                                                    -----------
 Automobiles & Automotive Parts-2.75%
 Ford Motor .......................................    114,700        2,688,281
 General Motors ...................................     94,700        4,823,781
 TRW ..............................................     90,300        3,499,125
                                                                    -----------
                                                                     11,011,187
                                                                    -----------
 Banking & Finance-17.76%
 Bank of America ..................................    113,911        5,225,667
 Bank of New York .................................     58,000        3,200,875
 Bank One .........................................     54,500        1,996,063
 Chase Manhattan ..................................    176,550        8,021,991
 Chubb ............................................     43,900        3,797,350
 Citigroup ........................................    182,700        9,329,119
 Fannie Mae .......................................     90,700        7,868,225
 FleetBoston Financial ............................    161,200        6,055,075
 Freddie Mac ......................................     86,400        5,950,800
 J.P. Morgan ......................................     16,600        2,747,300
 Mellon Financial .................................    158,900        7,815,894
 PNC Financial Group ..............................     95,500        6,977,469
 SouthTrust .......................................     13,400          545,213
 SunTrust Banks ...................................     21,100        1,329,300
 Wachovia .........................................      5,400          313,875
                                                                    -----------
                                                                     71,174,216
                                                                    -----------
 Cable, Media & Publishing-3.60%
 Gannett ..........................................    105,900        6,678,319
 McGraw-Hill ......................................    132,100        7,744,363
                                                                    -----------
                                                                     14,422,682
                                                                    -----------
 Chemicals-1.84%
 duPont(E.I.)deNemours ............................     43,500        2,101,594
 Rohm & Haas ......................................    145,500        5,283,469
                                                                    -----------
                                                                      7,385,063
                                                                    -----------
 Computers & Technology-6.74%
 Electronic Data Systems ..........................    124,000        7,161,000
 First Data .......................................    132,400        6,975,825
 Intel ............................................     81,900        2,477,475
 International Business Machines ..................     70,900        6,026,500
 Pitney Bowes .....................................    132,600        4,392,375
                                                                    -----------
                                                                     27,033,175
                                                                    -----------
 Consumer Products-2.00%
 Avon Products ....................................    103,800        4,969,425
 Clorox ...........................................     85,800        3,045,900
                                                                    -----------
                                                                      8,015,325
                                                                    -----------
 Electronics & Electrical Equipment-2.29%
 Eaton ............................................     41,200        3,097,725
 Emerson Electric .................................     77,100        6,076,444
                                                                    -----------
                                                                      9,174,169
                                                                    -----------
 Energy-8.76%
 Baker Hughes .....................................    160,600        6,674,938
 Chevron ..........................................     45,400        3,833,463
+El Paso Energy ...................................    110,000        7,878,750
 Exxon Mobil ......................................    114,053        9,915,483
 Halliburton ......................................    116,800        4,234,000
 Williams .........................................     64,100        2,559,994
                                                                    -----------
                                                                     35,096,628
                                                                    -----------
 Food, Beverage & Tobacco-5.55%
 Anheuser-Busch ...................................    164,300        7,475,650
 PepsiCo ..........................................    159,100        7,885,394

                                                        Number          Market
                                                      of Shares         Value
 COMMON STOCK (Continued)
 Food, Beverage & Tobacco (Continued)
 Quaker Oats ......................................     25,300     $  2,463,588
 Ralston-Purina Group .............................    169,100        4,417,738
                                                                   ------------
                                                                     22,242,370
                                                                   ------------
 Healthcare & Pharmaceuticals-9.60%
 Abbott Laboratories ..............................     82,300        3,986,406
 American Home Products ...........................    137,400        8,731,770
+AstraZeneca ADR ..................................     58,900        3,033,350
 Baxter International .............................     92,100        8,133,581
 Bristol-Myers Squibb .............................    122,900        9,086,919
 Johnson & Johnson ................................     52,500        5,515,781
                                                                   ------------
                                                                     38,487,807
                                                                   ------------
 Industrial Machinery-3.55%
 Caterpillar ......................................    122,300        5,786,319
 Deere & Company ..................................    111,000        5,085,188
 Dover ............................................     83,100        3,370,744
                                                                   ------------
                                                                     14,242,251
                                                                   ------------
 Insurance-9.04%
 ACE ..............................................    144,500        6,132,219
 Allstate .........................................    111,600        4,861,575
 American General .................................    116,600        9,502,900
 Aon ..............................................    194,787        6,671,455
 Marsh & McLennan .................................     23,800        2,784,600
 XL Capital - Class A .............................     72,000        6,291,000
                                                                   ------------
                                                                     36,243,749
                                                                   ------------
 Leisure, Lodging & Entertainment-0.83%
 Marriott International-Class A ...................     78,500        3,316,625
                                                                   ------------
                                                                      3,316,625
                                                                   ------------
 Metals & Mining-2.30%
 Alcoa ............................................    275,800        9,239,300
                                                                   ------------
                                                                      9,239,300
                                                                   ------------
 Paper & Forest Products-3.44%
 International Paper ..............................    132,267        5,398,147
 Kimberly-Clark ...................................    118,600        8,383,834
                                                                   ------------
                                                                     13,781,981
                                                                   ------------
 Retail-2.74%
*Federated Department Stores ......................    135,300        4,735,500
 Target ...........................................    193,700        6,246,825
                                                                   ------------
                                                                     10,982,325
                                                                   ------------
 Telecommunications-5.47%
 ALLTEL ...........................................     77,400        4,832,663
+Cable & Wireless ADR .............................    115,200        4,593,600
 SBC Communications ...............................    138,724        6,624,071
 Verizon Communications ...........................    117,470        5,888,184
                                                                   ------------
                                                                     21,938,518
                                                                   ------------
 Textiles, Apparel & Furniture-0.99%
 Nike .............................................     70,800        3,951,525
                                                                   ------------
                                                                      3,951,525
                                                                   ------------
 Transportation & Shipping-3.01%
 Carnival Cruise Lines ............................    213,300        6,572,306
 CSX ..............................................    108,100        2,803,844
 Union Pacific ....................................     53,300        2,704,975
                                                                   ------------
                                                                     12,081,125
                                                                   ------------
 Utilities-5.03%
 Dominion Resources ...............................    103,500        6,934,500
 Duke Energy ......................................     71,500        6,095,375
 TXU ..............................................    160,900        7,129,881
                                                                   ------------
                                                                     20,159,756
                                                                   ------------
 Total Common Stock
  (cost $319,034,161) .............................                 394,198,277
                                                                   ------------


                                                             Growth and Income-3

Growth and Income Series
Statement of Net Assets (Continued)

                                                    Principal          Market
                                                      Amount           Value
REPURCHASE AGREEMENTS-1.08%
With BNP Paribas 6.00% 1/2/01
 (dated 12/29/00, collateralized by
 $442,000 U.S.Treasury Notes
 11.625% due 11/15/02, market
 value $498,850 and $190,000
 U.S. Treasury Notes 11.875%
 due 11/15/03, market value
 $226,700 and $655,000 U.S.
 Treasury Notes 11.625% due
 11/15/04, market value $811,855) ...............   $1,504,000       $1,504,000
With Chase Manhattan 5.85% 1/2/01
 (dated 12/29/00, collateralized
 by $1,488,000 U.S. Treasury
 Notes 6.00% due 9/30/02, market
 value $1,529,711) ..............................    1,492,000        1,492,000

                                                    Principal          Market
                                                      Amount           Value
REPURCHASE AGREEMENTS (Continued)
With J.P. Morgan Securities 5.90%
 1/2/01 (dated 12/29/00, collateralized
 by $1,221,000 U.S. Treasury Bills
 due 3/29/01, market value $1,205,124
 and $132,000 U.S. Treasury Notes
 10.75% due 5/15/03, market
 value $149,951) ................................   $1,327,000       $1,327,000
                                                                     ----------
Total Repurchase Agreements
 (cost $4,323,000) ..............................                     4,323,000
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES-99.42% (cost $323,357,161) .....   398,521,277

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.58% ...........     2,341,642
                                                                   ------------
NET ASSETS APPLICABLE TO 23,711,785 SHARES OUTSTANDING-100.00% ..  $400,862,919
                                                                   ============
NET ASSET VALUE-GROWTH AND INCOME SERIES STANDARD CLASS
 ($400,442,113 / 23,686,895 shares) .............................        $16.91
                                                                         ======
NET ASSET VALUE-GROWTH AND INCOME SERIES SERVICE CLASS
 ($420,806 / 24,890 shares) .....................................        $16.91
                                                                         ======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2000:
Shares of beneficial interest (unlimited authorization-no par) ..  $378,589,169
Undistributed net investment income .............................       753,586
Accumulated net realized loss on investments ....................   (53,643,952)
Net unrealized appreciation of investments ......................    75,164,116
                                                                   ------------
Total net assets ................................................  $400,862,919
                                                                   ============
-----------------
 ADR - American Depositary Receipts
*Non-income producing security for the year ended December 31, 2000.
+Fully or partially on loan. See Note #6 in "Notes to Financial Statements."

                             See accompanying notes


                                                             Growth and Income-4

Delaware Group Premium Fund-Growth and Income Series
Statement of Operations
Year Ended December 31, 2000

INVESTMENT INCOME:
Dividends ........................................................  $ 9,390,974
Interest .........................................................      288,154
Security lending income ..........................................       64,186
                                                                    -----------
                                                                      9,743,314
                                                                    -----------
EXPENSES:
Management fees ..................................................    2,404,059
Accounting and administration expenses ...........................      179,828
Dividend disbursing and transfer agent
 fees and expenses ...............................................       35,185
Custodian fees ...................................................       34,677
Trustees' fees ...................................................       21,267
Professional fees ................................................       19,473
Reports and statements to shareholders ...........................       15,200
Taxes (other than taxes on income) ...............................       10,573
Registration fees ................................................          100
Distribution expense - Service Class .............................           52
Other ............................................................       27,618
                                                                    -----------
                                                                      2,748,032

Less expenses paid indirectly ....................................       (9,216)
                                                                    -----------
Total expenses ...................................................    2,738,816
                                                                    -----------

Net Investment Income ............................................    7,004,498
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized loss on investments .................................  (39,720,935)
Net change in unrealized appreciation / depreciation
 of investments ..................................................   67,250,406
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS ..................................................   27,529,471
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS .................................................  $34,533,969
                                                                    ===========

                             See accompanying notes

Delaware Group Premium Fund-
Growth and Income Series
Statements of Changes in Net Assets
                                                       Year             Year
                                                      Ended            Ended
                                                    12/31/00          12/31/99
                                                    --------          --------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income ........................   $  7,004,498      $  9,986,848
Net realized gain (loss) on investments ......    (39,720,935)       23,887,122
Net change in unrealized appreciation /
 depreciation of investments .................     67,250,406       (50,476,169)
                                                 ------------      ------------
Net increase (decrease) in net assets
 resulting from operations ...................     34,533,969       (16,602,199)
                                                 ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class ..............................     (6,931,435)      (11,124,097)
 Service Class ...............................         (1,097)                -
Net realized gain on investments:
 Standard Class ..............................    (37,472,692)      (43,919,243)
 Service Class ...............................              -                 -
                                                 ------------      ------------
                                                  (44,405,224)      (55,043,340)
                                                 ------------      ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class ..............................     84,053,141        48,519,273
 Service Class ...............................        573,945                 -
Net asset value of shares issued upon
 reinvestment of distributions:
 Standard Class ..............................     44,404,127        55,043,340
 Service Class ...............................          1,097                 -
                                                 ------------      ------------
                                                  129,032,310       103,562,613
                                                 ------------      ------------
Cost of shares repurchased:
 Standard Class ..............................   (220,054,204)     (109,895,317)
 Service Class ...............................       (172,386)                -
                                                 ------------      ------------
                                                 (220,226,590)     (109,895,317)
                                                 ------------      ------------
Decrease in net assets derived from
 capital share transactions ..................    (91,194,280)       (6,332,704)
                                                 ------------      ------------

NET DECREASE IN NET ASSETS ...................   (101,065,535)      (77,978,243)

NET ASSETS:
Beginning of period ..........................    501,928,454       579,906,697
                                                 ------------      ------------
End of period ................................   $400,862,919      $501,928,454
                                                 ============      ============

                             See accompanying notes

                                                             Growth and Income-5

Delaware Group Premium Fund-Growth and Income Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                Growth and Income Series Standard Class
                                                                                          Year Ended December 31,
                                                                  2000           1999           1998           1997           1996
                                                               ---------------------------------------------------------------------
Net asset value, beginning of period ........................   $17.020        $19.420        $18.800        $15.980        $14.830

Income (loss) from investment operations:
Net investment income(1) ....................................     0.268          0.323          0.361          0.324          0.377
Net realized and unrealized gain (loss) on investments ......     1.329         (0.882)         1.636          4.216          2.398
                                                                -------        -------        -------        -------        -------
Total from investment operations ............................     1.597         (0.559)         1.997          4.540          2.775
                                                                -------        -------        -------        -------        -------

Less dividends and distributions:
Dividends from net investment income ........................    (0.275)        (0.361)        (0.327)        (0.370)        (0.420)
Distributions from net realized gain on investments .........    (1.432)        (1.480)        (1.050)        (1.350)        (1.205)
                                                                -------        -------        -------        -------        -------
Total dividends and distributions ...........................    (1.707)        (1.841)        (1.377)        (1.720)        (1.625)
                                                                -------        -------        -------        -------        -------
Net asset value, end of period ..............................   $16.910        $17.020        $19.420        $18.800        $15.980
                                                                =======        =======        =======        =======        =======
Total return(2) .............................................    11.33%         (2.98%)        11.35%         31.00%         20.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .....................  $440,442       $501,928       $579,907       $401,402       $166,647
Ratio of expenses to average net assets .....................     0.68%          0.71%          0.71%          0.71%          0.67%
Ratio of net investment income to average net assets ........     1.75%          1.75%          2.00%          2.02%          2.66%
Portfolio turnover ..........................................       80%            92%            81%            54%            81%

-----------------
(1)Per share information for the year ended December 31, 2000 was based on the average shares outstanding method.
(2)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes


                                                             Growth and Income-6

Growth and Income Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout the period was as follows:

                                          Growth and Income Series Service Class
                                                           5/1/00(1)
                                                              to
                                                           12/31/00
                                                           --------
Net asset value, beginning of period ...................   $14.640

Income from investment operations:
Net investment income(2) ...............................     0.167
Net realized and unrealized gain on investments ........     2.353
                                                           -------
Total from investment operations .......................     2.520
                                                           -------

Less dividends:
Dividends from net investment income ...................    (0.250)
                                                           -------
Total dividends ........................................    (0.250)
                                                           -------

Net asset value, end of period .........................   $16.910
                                                           =======
Total return(3) ........................................    17.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ................      $421
Ratio of expenses to average net assets ................     0.79%
Ratio of net investment income to average net assets ...     1.63%
Portfolio turnover .....................................       80%

-----------------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)Per share information was based on the average shares outstanding method.
(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

                                                             Growth and Income-7

Delaware Group Premium Fund-Growth and Income Series
Notes to Financial Statements
December 31, 2000

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series (formerly Delaware Balanced Series), Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series (formerly DelCap Series), High Yield Series (formerly Delchester Series), International Equity Series, REIT Series, Select Growth Series (formerly Aggressive Growth Series), Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Growth and Income Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended. The Series offers two classes of shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares do carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The objective of the Series is to seek the highest possible total rate of return by selecting securities that offer the potential for capital appreciation while providing higher than average dividend income.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $9,216 for the year ended December 31, 2000. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion. DMC has elected to cap the management fee at 0.60% indefinitely.

DMC had elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2001. No reimbursement was due for the year ended December 31, 2000.

                                                             Growth and Income-8

Growth and Income Series
Notes to Financial Statements (Continued)

2. Investment Management and Other Transactions with Affiliates (Continued)
The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to the distribution Agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets.

At December 31, 2000, the Series had liabilities payable to affiliates as follows:

                                  Dividend disbursing,      Other
                    Investment    transfer agent fees,     expenses
                    management      accounting fees        payable
                 fee payable to    and other expenses       to DMC
                       DMC           payable to DSC     and affiliates
                 --------------   --------------------  --------------
                    $196,754            $14,400            $33,657

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Series. These officers, trustees and employees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2000, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

 Purchases ................ $320,031,473
 Sales .................... $444,925,499

At December 31, 2000, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                             Aggregate        Aggregate
            Cost of         unrealized       unrealized      Net unrealized
          investments      appreciation     depreciation      appreciation
         ------------      ------------     -------------    --------------
         $327,614,495      $81,034,329      ($10,127,547)      $70,906,782

For federal income tax purposes, the Series had accumulated capital losses as of December 31, 2000, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

             Year of
         Expiration 2008
         ---------------
           $49,340,000

4. Capital Shares
Transactions in capital shares were as follows:

                                          Year                 Year
                                         Ended                Ended
                                        12/31/00             12/31/99
                                        --------             --------
Shares sold:
 Standard Class ....................   5,426,132            2,609,244
 Service Class .....................      35,041                    -

Shares issued upon reinvestment
 of distributions:
 Standard Class ....................   3,107,652            3,149,796
 Service Class .....................          68                    -
                                     -----------           ----------
                                       8,568,893            5,759,040
                                     -----------           ----------
Shares repurchased:
 Standard Class .................... (14,333,714)          (6,128,772)
 Service Class .....................     (10,219)                   -
                                     -----------           ----------
                                     (14,343,933)          (6,128,772)
                                     -----------           ----------
Net decrease .......................  (5,775,040)            (369,732)
                                     ===========           ==========


                                                             Growth and Income-9

Growth and Income Series
Notes to Financial Statements (Continued)

5. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2000, or at any time during the year.

6. Securities Lending
The Series may lend its securities, along with other funds in the Delaware Investments Family of Funds, pursuant to a security lending agreement (Lending Agreement) with JP Morgan Chase/Mellon Bank. Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of the securities issued in the United States. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities an provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at December 31, 2000 were as follows:

                   Market Value of       Market Value of
                 Securities on Loan         Collateral
                 ------------------      ---------------
                     $6,200,100             $6,336,300


7. Tax Information (Unaudited)
For the fiscal year ended December 31, 2000, the Series designates distributions paid during the year as follows:
              (A)               (B)
          Long-Term          Ordinary             (C)
         Capital Gains        Income            Total              (D)
         Distributions     Distributions    Distributions     Qualifying
         (Tax Basis)        (Tax Basis)      (Tax Basis)       Dividends(1)
         -------------     -------------    -------------     -------------
             82%               18%              100%               100%

-----------------
    (A) and (B) are based on a percentage of the Series' total distributions.
    (D) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.


                                                            Growth and Income-10

Delaware Group Premium Fund-Growth and Income Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Growth and Income Series

We have audited the accompanying statement of net assets of Growth and Income Series (the "Series") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth and Income Series at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 5, 2001

                                                            Growth and Income-11

FOR GROWTH OF CAPITAL

Growth Opportunities Series (Formerly DelCap Series)

Investment Strategy and Performance in 2000
     Volatile stock market conditions throughout 2000 negatively impacted the Growth Opportunities Series, which returned -8.52% (Standard Class shares with capital change plus reinvestment of all distributions) for the fiscal year ended December 31, 2000. The Series outperformed its benchmark, the Russell Midcap Growth Index, which returned -11.75% for the same period.
     We attribute the Series' lackluster results to the stock market's especially weak performance in November 2000. Throughout the month, there were several profit warnings by a growing number of U.S. companies, which likely contributed to more aggressive selling by investors, as did uncertainty over the outcome of the U.S. Presidential election. As a result, the Growth Opportunities Series dropped 22.62% and Russell Midcap Growth Index fell 21.73% in November alone.

Portfolio Snapshot
     The Growth Opportunities Series is well-diversified, concentrating on medium-sized companies across a wide variety of industries. Although diversification has helped the Series from being negatively impacted when a sector experiences a downturn, this strategy did not fully protect our performance in fiscal year 2000. Our performance was significantly hampered by our holdings in the technology sector. This sector underwent sharp declines throughout the Series' fiscal year, as many of our holdings in computer software and wireless handset companies delivered disappointing earnings. Still, we believe many of these companies should remain in our portfolio, as we believe they have the potential to produce significant future earnings.
     The Series benefited from our larger holdings in the financial services sector relative to its benchmark. This sector performed very well during the second half of the year in response to the predicted end to the Fed's interest rate hikes and increased merger and acquisition activity.

Investment Outlook
     Generally, we are confident about investment opportunities for the Growth Opportunities Series over the next year. We believe the Federal Reserve Board's two interest rate reductions in January 2001, with indications more cuts may come, are cause for optimism. In our opinion, a cycle of interest rate reductions should create a much-needed resurgence in the U.S. economy and improve conditions in the equity markets.
     We believe that the market will continue its emphasis on earnings growth, rewarding those companies that exhibit continued growth and penalizing those companies that fall short of expectations. In this investment environment, we will continue our focus on selecting companies that have strong earnings outlooks and are the recognized leaders of their respective industries.


--------------------------------------------------------------------------------
Growth Opportunities Series Investment Objective
The Series seeks to provide long-term capital appreciation. It attempts to achieve this objective by investing primarily in stocks of medium-sized companies that the investment manager believes will grow more rapidly than the average of stocks listed in the S&P 500 Index.
--------------------------------------------------------------------------------


                                                          Growth Opportunities-1

Growth of a $10,000 Investment
July 12, 1991 (Series inception)
through December 31, 2000


                          Growth Opportunities
           Russel Midcap     Series (Standard
           Growth Index        Class Shares)
           -------------  --------------------
Jul-91        $10,000            $10,000
Dec-91        $10,910            $11,030
Dec-92        $11,741            $11,250
Dec-93        $12,924            $12,550
Dec-94        $13,095            $12,106
Dec-95        $18,016            $15,681
Dec-96        $22,152            $17,948
Dec-97        $29,542            $20,622
Dec-98        $37,984            $24,501
Dec-99        $45,981            $39,923
Dec-00        $41,794            $36,521



               Growth Opportunities Series
              Average Annual Total Returns
--------------------------------------------------------
                       Standard Class      Service Class
                          Shares(1)          Shares(2)
Lifetime                   +14.65%            -14.42%
Five Years                 +18.42%                 --
One Year                    -8.52%                 --

        For the periods ended December 31, 2000

(1) Commenced operations on July 12, 1991.
(2) Commenced operations on May 1, 2000.


Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both Growth Opportunities Series Standard Class shares and the Russell Midcap Growth Index for the period from the Series' inception on July 12, 1991 through December 31, 2000. Returns plotted on the chart were as of the last day of each successive year shown. All distributions were reinvested. The Russell Midcap Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, with no set investment objective and does not include the "real world" cost of managing a mutual fund. You cannot invest directly in an index. Earnings from a variable annuity investment are compounded tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                          Growth Opportunities-2

Delaware Group Premium Fund-Growth Opportunities Series
Statement of Net Assets
December 31, 2000

                                                   Number of           Market
                                                     Shares             Value
  COMMON STOCK-90.42%
  Banking, Finance & Insurance-16.56%
 +Alliance Capital Management Holding ...........    72,400         $ 3,665,250
  Allmerica Financial ...........................    63,800           4,625,500
  Ambac Financial Group .........................    68,100           3,971,081
  Capital One Financial .........................    63,600           4,185,675
  Heller Financial ..............................   154,300           4,735,081
  Lehman Brothers Holdings ......................    40,500           2,738,812
  MGIC Investment ...............................    32,800           2,211,950
  Synovus Financial .............................   132,100           3,558,444
  Zions .........................................    76,300           4,763,981
                                                                    -----------
                                                                     34,455,774
                                                                    -----------
  Business Services-6.38%
 +Cintas ........................................    45,200           2,404,075
*+Convergys .....................................   130,600           5,917,813
 *Fiserv ........................................    76,200           3,614,737
 *Robert Half International .....................    51,000           1,351,500
                                                                    -----------
                                                                     13,288,125
                                                                    -----------
  Computers & Technology-19.24%
*+Affiliated Computer Services A ................    40,700           2,469,981
 *Commerce One ..................................    90,100           2,280,656
 *Extreme Networks ..............................   125,700           4,918,013
*+Finisar .......................................   100,400           2,911,600
*+Foundry Networks ..............................   101,400           1,521,000
 *i2 Technologies ...............................    82,080           4,463,100
*+ONI Systems ...................................    91,900           3,635,794
 *Peregrine Systems .............................   133,100           2,628,725
 *Sonus Networks ................................    65,500           1,653,875
*+StorageNetworks ...............................    84,500           2,096,656
 *SunGard Data Systems ..........................   103,800           4,891,575
 *Veritas Software ..............................    75,150           6,575,625
                                                                    -----------
                                                                     40,046,600
                                                                    -----------
  Consumer Products-1.65%
 *Gemstar-TV Guide International ................    74,200           3,441,025
                                                                    -----------
                                                                      3,441,025
                                                                    -----------
  Electronics & Electrical Equipment-6.33%
 *JDS Uniphase ..................................    94,100           3,922,794
 *PMC-Sierra ....................................    40,100           3,152,863
  Tektronix .....................................   180,900           6,094,069
                                                                    -----------
                                                                     13,169,726
                                                                    -----------

                                                   Number of           Market
                                                     Shares             Value
  COMMON STOCK (Continued)
  Energy-1.42%
 *Southern Energy ...............................   104,500         $ 2,958,656
                                                                    -----------
                                                                      2,958,656
                                                                    -----------
  Food, Beverage & Tobacco-1.38%
  Darden Restaurants ............................   125,700           2,875,387
                                                                    -----------
                                                                      2,875,387
                                                                    -----------
  Healthcare & Pharmaceuticals-7.09%
 *Abgenix .......................................    24,850           1,467,703
 *Genentech .....................................    31,400           2,559,100
 *Invitrogen ....................................    47,300           4,085,538
 *Millennium Pharmaceuticals ....................    31,200           1,930,500
*+Sepracor ......................................    55,400           4,438,925
 *United Therapeutics Restricted ................    18,000             265,500
                                                                    -----------
                                                                     14,747,266
                                                                    -----------
  Leisure, Lodging & Entertainment-2.96%
 *Brinker International .........................   145,600           6,151,600
                                                                    -----------
                                                                      6,151,600
                                                                    -----------
  Retail-12.16%
 *Bed Bath & Beyond .............................   255,400           5,714,575
 *Dollar Tree Stores ............................   113,250           2,774,625
 *Jack in the Box ...............................   154,600           4,551,037
 *Kohl's ........................................   143,400           8,747,400
 *Starbucks .....................................    79,500           3,517,875
                                                                    -----------
                                                                     25,305,512
                                                                    -----------
  Telecommunications-11.60%
*+American Tower Class A ........................    74,500           2,821,688
 *Ciena .........................................    76,600           6,233,325
*+McLeodUSA Class A .............................   325,000           4,590,625
 *Network Appliance .............................    84,300           5,414,958
*+Research in Motion ............................    44,000           3,520,000
*+XO Communications .............................    88,300           1,572,844
                                                                    -----------
                                                                     24,153,440
                                                                    -----------
  Miscellaneous-3.65%
  PerkinElmer ...................................    72,300           7,591,500
                                                                    -----------
                                                                      7,591,500
                                                                    -----------
  Total Common Stock
   (cost $159,019,77) ............................                  188,184,611
                                                                    -----------


                                                          Growth Opportunities-3

Growth Opportunities Series
Statement of Net Assets (Continued)

                                                 Principal            Market
                                                   Amount              Value
REPURCHASE AGREEMENTS-9.11%
With BNP Paribas 6.00% 1/2/01 (dated
 12/29/00, collateralized by $1,941,000
 U.S. Treasury Notes 11.625% due 11/15/02,
 market value $2,189,032 and $835,000
 U.S. Treasury Notes 11.875% due
 11/15/03, market value $994,793 and
 $2,873,000 U.S. Treasury Notes
 11.625% due 11/15/04, market
 value $3,562,548) ............................  $6,600,000          $6,600,000
With Chase Manhattan 5.85%
 1/2/01 (dated 12/29/00, collateralized by
 $6,530,000 U.S. Treasury Notes 6.00%
 due 9/30/02, market value $6,712,611) ........   6,546,000           6,546,000

                                                 Principal            Market
                                                   Amount              Value
REPURCHASE AGREEMENTS (Continued)
With J.P. Morgan Securities 5.90%
 1/2/01 (dated 12/29/00, collateralized by
 $5,358,000 U.S. Treasury Bills due
 3/29/01, market value $5,288,275 and
 $579,000 U.S. Treasury Notes 10.75%
 due 5/15/03, market value $658,010) ..........  $5,824,000          $5,824,000
                                                                    -----------
Total Repurchase Agreements
 (cost $18,970,000)                                                  18,970,000
                                                                    -----------


TOTAL MARKET VALUE OF SECURITIES-99.53% (cost $177,989,777) .....   207,154,611

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.47% ...........       974,451
                                                                   ------------

NET ASSETS APPLICABLE TO 8,675,731 SHARES OUTSTANDING-100.00% ...  $208,129,062
                                                                   ============
NET ASSET VALUE-GROWTH OPPORTUNITIES SERIES STANDARD CLASS
 ($180,007,533 / 7,502,960 shares) ..............................        $23.99
                                                                         ======
NET ASSET VALUE-GROWTH OPPORTUNITIES SERIES SERVICE CLASS
 ($28,121,529 / 1,172,771 shares) ...............................        $23.98
                                                                         ======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2000:
Shares of beneficial interest (unlimited authorization-no par) ..  $139,488,315
Accumulated net realized gain on investments ....................    39,475,913
Net unrealized appreciation of investments ......................    29,164,834
                                                                   ------------
Total net assets ................................................  $208,129,062
                                                                   ============
-----------------
*Non-income producing security for the year ended December 31, 2000.
+Fully or partially on loan. See Note #7 in "Notes to Financial Statements."

                             See accompanying notes

                                                          Growth Opportunities-4

Delaware Group Premium Fund-
Growth Opportunities Series
Statement of Operations
Year Ended December 31, 2000


INVESTMENT INCOME:
Interest .......................................................    $   752,317
Dividends ......................................................        307,142
Security lending income ........................................         94,723
                                                                    -----------
                                                                      1,154,182
                                                                    -----------
EXPENSES:
Management fees ................................................      1,797,467
Accounting and administration expenses .........................        103,374
Reports and statements to shareholders .........................         21,700
Professional fees ..............................................         20,616
Dividend disbursing and transfer agent
 fees and expenses .............................................         17,336
Custodian fees .................................................         15,487
Taxes (other than taxes on income) .............................         12,172
Distribution expense-Service Class .............................         10,770
Trustees' fees .................................................          5,700
Registration fees ..............................................          1,650
Other ..........................................................         30,941
                                                                    -----------
                                                                      2,037,213
                                                                    -----------
Less expenses paid indirectly .................................          (9,508)
                                                                    -----------
Total expenses .................................................      2,027,705
                                                                    -----------

NET INVESTMENT LOSS ............................................       (873,523)
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain on investments ...............................     39,878,145
Net change in unrealized appreciation /
 depreciation of investments ...................................    (60,048,010)
                                                                   ------------

NET REALIZED AND UNREALIZED
 LOSS ON INVESTMENTS ...........................................    (20,169,865)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ....................................................   ($21,043,388)
                                                                    ===========

                             See accompanying notes

Delaware Group Premium Fund-
Growth Opportunities Series
Statements of Changes in Net Assets

                                                        Year            Year
                                                       Ended            Ended
                                                     12/31/00         12/31/99
                                                     --------         --------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment loss ............................     ($873,523)       ($400,470)
Net realized gain on investments ...............    39,878,145       24,142,493
Net change in unrealized appreciation /
 depreciation of investments ...................   (60,048,010)      57,703,960
                                                  ------------     ------------
Net increase (decrease) in net assets
 resulting from operations .....................   (21,043,388)      81,445,983
                                                  ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments:
 Standard Class ................................   (23,169,557)      (6,882,148)
 Service Class .................................             -                -
                                                  ------------     ------------
                                                   (23,169,557)      (6,882,148)
                                                  ------------     ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class ................................    42,388,484       52,179,408
 Service Class .................................    34,094,221               -
Net asset value of shares issued upon
 reinvestment of distributions:
 Standard Class ................................    23,169,557        6,882,148
 Service Class .................................             -                -
                                                  ------------     ------------
                                                    99,652,262       59,061,556
                                                  ------------     ------------
Cost of shares repurchased:
 Standard Class ................................   (61,752,984)     (48,111,245)
 Service Class .................................    (1,619,116)               -
                                                  ------------     ------------
                                                   (63,372,100)     (48,111,245)
                                                  ------------     ------------
Increase in net assets derived from capital
 share transactions ............................    36,280,162       10,950,311
                                                  ------------     ------------

NET INCREASE (DECREASE)
 IN NET ASSETS .................................    (7,932,783)      85,514,146

NET ASSETS:
Beginning of period ............................   216,061,845      130,547,699
                                                  ------------     ------------
End of period ..................................  $208,129,062     $216,061,845
                                                  ============     ============

                             See accompanying notes

                                                          Growth Opportunities-5

Delaware Group Premium Fund-
Growth Opportunities Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                 Growth Opportunities Series Standard Class
                                                                                           Year Ended December 31,
                                                                      2000          1999          1998          1997          1996
                                                                    ----------------------------------------------------------------
Net asset value, beginning of period ............................   $28.550       $18.550       $17.270       $15.890       $15.130

Income (loss) from investment operations:
Net investment loss(1) ..........................................    (0.106)       (0.055)       (0.026)       (0.010)       (0.015)
Net realized and unrealized gain (loss) on investments ..........    (1.459)       11.055         2.901         2.260         2.030
                                                                    -------       -------       -------       -------       -------
Total from investment operations ................................    (1.565)       11.000         2.875         2.250         2.015
                                                                    -------       -------       -------       -------       -------

Less dividends and distributions:
Dividends from net investment income ............................         -             -             -             -        (0.070)
Distributions from net realized gain on investments .............    (2.995)       (1.000)       (1.595)       (0.870)       (1.185)
                                                                    -------       -------       -------       -------       -------
Total dividends and distributions ...............................    (2.995)       (1.000)       (1.595)       (0.870)       (1.255)
                                                                    -------       -------       -------       -------       -------
Net asset value, end of period ..................................   $23.990       $28.550       $18.550       $17.270       $15.890
                                                                    =======       =======       =======       =======       =======
Total return(2) .................................................    (8.52%)       62.94%        18.81%        14.90%        14.46%

Ratios and supplemental data:
Net assets, end of year (000 omitted) ...........................  $180,008      $216,062      $130,548      $110,455       $79,900
Ratio of expenses to average net assets .........................     0.84%         0.82%         0.80%         0.80%         0.80%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly ........................     0.84%         0.82%         0.86%         0.87%         0.82%
Ratio of net investment loss to average net assets ..............    (0.36%)       (0.27%)       (0.16%)       (0.06%)       (0.11%)
Ratio of net investment loss to average net assets prior to
 expense limitation and expenses paid indirectly ................    (0.36%)       (0.27%)       (0.22%)       (0.13%)       (0.13%)
Portfolio turnover ..............................................      128%          132%          142%          134%           85%

-----------------
(1)Per share information for the years ended December 31, 1997, 1998, 1999 and 2000 was based on the average shares outstanding method.
(2)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

                                                          Growth Opportunities-6

Growth Opportunities Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout the period was as follows:

                                       Growth Opportunities Series Service Class
                                                         5/1/00(1)
                                                            to
                                                         12/31/00
                                                         --------
Net asset value, beginning of period .................   $28.020

Loss from investment operations:
Net investment loss(2) ...............................    (0.087)
Net realized and unrealized loss on investments ......    (3.953)
                                                         -------
Total from investment operations .....................    (4.040)
                                                         -------
Net asset value, end of period .......................   $23.980
                                                         =======
Total return(3) ......................................   (14.42%)

Ratios and supplemental data:
Net assets, end of year (000 omitted) ................   $28,122
Ratio of expenses to average net assets ..............     0.99%
Ratio of net investment loss to average net assets ...    (0.47%)
Portfolio turnover ...................................      128%

-----------------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)Per share information was based on the average shares outstanding method.
(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

                                                          Growth Opportunities-7

Delaware Group Premium Fund-Growth Opportunities Series
Notes to Financial Statements
December 31, 2000

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series (formerly Delaware Balanced Series), Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series (formerly DelCap Series), High Yield Series (formerly Delchester Series), International Equity Series, REIT Series, Select Growth Series (formerly Aggressive Growth Series), Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Growth Opportunities Series (th e "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended. The Series offers two classes of shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares do carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek to provide long-term capital appreciation. It attempts to achieve this objective by investing primarily in stocks of medium-sized companies that the investment manager believes will grow more rapidly than the average of stocks listed in the S&P 500 Index.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $5,595 for the year ended December 31, 2000. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These earnings credits were $3,913 for the year ended December 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series throughApril 30, 2001. No reimbursement was due for the year ended December 31, 2000.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

                                                          Growth Opportunities-8

Delaware Group Premium Fund-Growth Opportunities Series
Notes to Financial Statements (Continued)

2. Investment Management and Other Transactions with Affiliates (Continued) Pursuant to the distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets.

At December 31, 2000, the Series had liabilities payable to affiliates as follows:

                               Dividend disbursing,      Other
                Investment     transfer agent fees,     expenses
                management       accounting fees        payable
              fee payable to    and other expenses      to DMC
                    DMC           payable to DSC     and affiliates
              --------------   --------------------  --------------
                 $136,200            $8,144             $23,575

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Series. These officers, trustees and employees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2000, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

 Purchases ...............  $292,521,808
 Sales ...................  $285,273,176

At December 31, 2000, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                             Aggregate        Aggregate
           Cost of          unrealized        unrealized      Net unrealized
         investments       appreciation      depreciation      appreciation
         ------------      ------------      ------------     --------------
         $178,767,305       $53,256,650      ($24,869,344)      $28,387,306

4. Capital Shares
Transactions in capital shares were as follows:

                                                           Year          Year
                                                           Ended         Ended
                                                         12/31/00      12/31/99
                                                         --------      --------
Shares sold:
 Standard Class .....................................   1,421,824     2,424,830
 Service Class ......................................   1,231,024             -

Shares issued upon reinvestment of distributions:
 Standard Class .....................................     685,896       404,119
 Service Class ......................................           -             -
                                                        ---------     ---------
                                                        3,338,744     2,828,949
                                                        ---------     ---------
Shares repurchased:
 Standard Class .....................................  (2,173,159)   (2,296,410)
 Service Class ......................................     (58,253)            -
                                                        ---------     ---------
                                                       (2,231,412)   (2,296,410)
                                                        ---------     ---------
Net increase ........................................   1,107,332       532,539
                                                        =========     =========
5. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2000, or at any time during the year.

                                                          Growth Opportunities-9

Delaware Group Premium Fund-Growth Opportunities Series
Notes to Financial Statements (Continued)

6. Credit and Market Risk
The Series invests a significant portion of its assets in small- and medium-sized companies and may be subject to certain risks associated with ownership of securities of small- and medium-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

7. Securities Lending
The Series may lend its securities, along with other funds in the Delaware Investments Family of Funds, pursuant to a security lending agreement (Lending Agreement) with JP Morgan Chase/Mellon Bank. Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of the securities issued in the United States. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities an provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at December 31, 2000 were as follows:

                    Market Value of      Market Value of
                   Securities on Loan       Collateral
                   ------------------    ---------------
                      $29,704,886          $30,084,200

8. Tax Information (Unaudited)
For the fiscal year ended December 31, 2000, the Series designates distributions paid during the year as follows:
              (A)               (B)
          Long-Term          Ordinary           (C)
         Capital Gains        Income           Total              (D)
         Distributions     Distributions    Distributions     Qualifying
         (Tax Basis)       (Tax Basis)      (Tax Basis)       Dividends(1)
         -------------     -------------    -------------     ------------
             76%               24%              100%                     -

-----------------
 (A) and (B) are based on a percentage of the Series' total distributions.
 (D) is based on a percentage of ordinary income of the Series.
 (1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                         Growth Opportunities-10

Delaware Group Premium Fund-Growth Opportunities Series
Report of Independent Auditors


To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Growth Opportunities Series

We have audited the accompanying statement of net assets of Growth Opportunities Series (the "Series") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Opportunities Series at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 5, 2001

                                                         Growth Opportunities-11

FOR CURRENT INCOME

High Yield Series (Formerly Delchester Series)

Investment Strategy and Performance in 2000
         The year 2000 was the second consecutive year in which the high-yield bond market struggled under mounting pressures of reduced investor demand, rising default rates and poor trading conditions--all of which pushed the price for high-yield bonds lower. In this difficult environment, the High Yield Series posted a disappointing -16.26% return (Standard Class shares with capital change plus reinvestment of all distributions) for the fiscal year ended December 31, 2000. The Series underperformed its benchmark, the Salomon Smith Barney High-Yield Cash Pay Index, which returned -4.41% for the same period.

Portfolio Snapshot
         We attribute the High Yield Series' lackluster results to several factors, including reduced liquidity in the bond market, which limited our ability to sell bonds without losing significant value.
         The Series' performance was negatively impacted by its larger allocation of high-yield bonds that were rated B by Standard & Poor's compared to its benchmark. Prices of higher-rated, lower-yielding BB bonds, which made up less of the portfolio, held up better than B-rated bonds during the fiscal year (Source: Moody's Investors Service).
         Earlier in the year, we reviewed the portfolio with the goal of enhancing the stability of the Series' net asset value. The review included establishing "core holdings" based on market outlook and credit analysis and identifying the risk positions of the Series' peer group and structuring the Series accordingly. Our portfolio includes technology and telecommunications bonds, as well as issues from such traditional industries as steel, chemical and paper.

Investment Outlook
         Generally, we are cautiously optimistic about the investment opportunities in the high-yield bond market, as it has been lacking a catalyst for two years. Still, we believe the Federal Reserve Board's two interest rate reductions in January 2001 may be that catalyst. In our opinion, a falling interest rate environment should create a much-needed resurgence in the U.S. economy, and in turn, may improve conditions in the high-yield bond market. In addition, we are confident in our recent portfolio realignment and believe it will enable us to attain our objective of high current income.

--------------------------------------------------------------------------------
High Yield Series Investment Objective
The Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.
--------------------------------------------------------------------------------

                                                                    High-Yield-1

    "Salmon Smith Barney       "High Yield Series
     High Yield Cash Pay       Standard Class
     Index"                    Shares"

Dec.'90               10000                       10000
Dec.'91               13993                       13754
Dec.'92               16498                       15602
Dec.'93               19355                       18154
Dec.'94               19114                       17634
Dec.'95               22822                       20367
Dec.'96               25464                       22971
Dec.'97               28822                       26103
Dec.'98               29861                       25561
Dec.'99               30378                       24883
Dec.'00               28654                       20893

                       High Yield Series
                 Average Annual Total Returns
-------------------------------------------------------------
                     Standard Class             Service Class
                       Shares(1)                  Shares(2)
Lifetime                +6.15%                     -10.31%
10 Years                +7.65%                          --
Five Years              +0.51%                          --
One Year               -16.26%                          --

           For the periods ended December 31, 2000

(1) Commenced operations on July 28, 1988.
(2) Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both High Yield Series Standard Class shares and Salomon Smith Barney High-Yield Cash Pay Index for the 10-year period from December 31, 1990 through December 31, 2000. Returns plotted on the chart were as of the last day of each successive year shown. All distributions were reinvested. The Salomon Smith Barney High-Yield Cash Pay Index measures the performance of U.S. high-yield corporate bonds. The index is unmanaged, with no set investment objective and does not include the "real world" cost of managing a mutual fund. You cannot invest directly in an index. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                                    High Yield-2

Delaware Group Premium Fund-High Yield Series
Statement of Net Assets
December 31, 2000

                                                     Principal           Market
                                                       Amount            Value
  CORPORATE BONDS-86.37%
  Banking, Finance and Insurance-2.44%
  Beaver Valley Funding 9.00% 6/1/17 .....         $  670,000         $  723,600
  Sovereign Bancorp 10.50% 11/15/06 ......            755,000            747,450
                                                                      ----------
                                                                       1,471,050
                                                                      ----------
Buildings & Materials-2.19%
  K. Hovnanian Enterprises 10.50% 10/1/07.            300,000            279,000
  Nortek 9.25% 3/15/07 ...................            450,000            412,875
  Toll 8.125% 2/1/09 .....................            660,000            627,000
                                                                      ----------
                                                                       1,318,875
                                                                      ----------
  Cable, Media & Publishing-11.25%
  Adelphia Communications
    10.50% 7/15/04 .......................            615,000            610,388
    10.875% 10/1/10 ......................            300,000            291,000
  Antenna TV 9.00% 8/1/07 ................            840,000            751,800
  Charter Communications Holdings
    8.25% 4/1/07 .........................            335,000            304,850
**  11.75% 1/15/10 .......................            520,000            304,200
  Classic Cable 10.50% 3/1/10 ............          1,600,000            728,000
**Coaxial 12.875% 8/15/08 ................          1,200,000            871,500
  Echostar Broadcasting 10.375% 10/1/07 ..            750,000            740,625
  Insight Midwest 10.50% 11/1/10 .........            750,000            781,875
  NTL Communications 11.875% 10/1/10 .....            355,000            317,725
  Sinclair Broadcast Group
    10.00% 9/30/05 .......................            650,000            633,750
  Telewest Communications
    11.00% 10/1/07 .......................            500,000            447,500
                                                                      ----------
                                                                       6,783,213
                                                                      ----------
  Chemicals-2.18%
  Avecia Group 11.00% 7/1/09 .............            515,000            511,138
  Lyondell Chemical 9.875% 5/1/07 ........            430,000            418,175
  Resolution Performance
    13.50% 11/15/10 ......................            375,000            386,250
                                                                      ----------
                                                                       1,315,563
                                                                      ----------
  Electronics & Electrical Equipment-2.29%
  Amkor Technologies 9.25% 5/1/06 ........            475,000            450,063
  Flextronics International
    9.875% 7/1/10 ........................            950,000            931,000
                                                                      ----------
                                                                       1,381,063
                                                                      ----------
  Energy-12.50%
  Chesapeake Energy 9.625% 5/1/05 ........          1,000,000          1,033,750
  Clark R & M 8.875% 11/15/07 ............            300,000            166,500
  Clark USA 10.875% 12/1/05 ..............            385,000            202,125
  Frontier Oil 11.75% 11/15/09 ...........            435,000            433,369
  Nuevo Energy 9.50% 6/1/08 ..............          1,000,000          1,015,000
  P&L Coal Holdings 9.625% 5/15/08 .......            300,000            300,375
  Parker Drilling 9.75% 11/15/06 .........            925,000            934,250
  Pride International 10.00% 6/1/09 ......          1,100,000          1,160,500
  R&B Falcon 9.125% 12/15/03 .............            700,000            728,000
  Triton Energy 8.875% 10/1/07 ...........             25,000             25,406
  Triton Energy 144A 8.875% 10/1/07 ......            700,000            711,375
**Universal Compression
    9.875% 2/15/08 .......................          1,000,000            825,000
                                                                      ----------
                                                                       7,535,650
                                                                      ----------

                                                     Principal           Market
                                                       Amount            Value
  CORPORATE BONDS (Continued)
  Food, Beverage and Tobacco-2.98%
  Canandaigua Wine 8.75% 12/15/03 ........         $  220,000         $  216,700
  Carrols 9.50% 12/1/08 ..................            475,000            309,938
  CKE Restaurants 9.125% 5/1/09 ..........            760,000            433,200
**Del Monte Foods 12.50% 12/15/07 ........            450,000            344,250
  DiGiorgio 10.00% 6/15/07 ...............            575,000            491,625
                                                                      ----------
                                                                       1,795,713
                                                                      ----------
  Healthcare & Pharmaceuticals-3.70%
  Healthsouth 10.75% 10/1/08 .............            420,000            441,722
  Kinetic Concepts 9.625% 11/1/07 ........            800,000            680,000
  Tenet Healthcare 7.625% 6/1/08 .........          1,125,000          1,110,938
                                                                      ----------
                                                                       2,232,660
                                                                      ----------
  Leisure, Lodging and Entertainment-5.23%
  Anchor Gaming 9.875% 10/15/08 ..........            600,000            619,500
  Hollywood Casino 13.00% 8/1/06 .........            425,000            454,750
  International Game Technology
    8.375% 5/15/09 .......................            365,000            365,913
  Mohegan Tribal Gaming 8.125% 1/1/06 ....            685,000            690,138
**Premier Parks 10.00% 4/1/08 ............            660,000            458,700
  Venetian Casino 14.25% 11/15/05 ........            575,000            563,500
                                                                      ----------
                                                                       3,152,501
                                                                      ----------
  Metals & Mining-3.30%
  Golden Northwest 12.00% 12/15/06 .......            900,000            814,500
  Jorgensen Earle 9.50% 4/1/05 ...........            750,000            603,750
  WCI Steel 10.00% 12/1/04 ...............            800,000            572,000
                                                                      ----------
                                                                       1,990,250
                                                                      ----------
  Paper & Forest Products-3.46%
  Doman Industries 12.00% 7/1/04 .........            750,000            731,250
  Gaylord Container 9.75% 6/15/07 ........          1,210,000            768,350
  Stone Container 10.75% 10/1/02 .........            575,000            587,219
                                                                      ----------
                                                                       2,086,819
                                                                      ----------
  Retail-4.02%
  Advance Stores 10.25% 4/15/08 ..........            550,000            415,250
  Buhrman US 12.25% 11/1/09 ..............            455,000            459,550
  J.Crew Operating 10.375% 10/15/07 ......          1,050,000            908,250
  Musicland Stores 9.00% 6/15/03 .........            475,000            472,625
  Saks 7.25% 12/1/04 .....................            230,000            166,750
                                                                      ----------
                                                                       2,422,425
                                                                      ----------
  Telecommunications-22.32%
  360Networks 13.00% 5/1/08 ..............            410,000            330,050
  Alestra 12.625% 5/15/09 ................            700,000            561,750
**Call-Net Enterprises 10.80% 5/15/09 ....          1,000,000            205,000
  Crown Castle International
    10.75% 8/1/11 ........................          1,025,000          1,071,119
  Dobson Communications
    10.875% 7/1/10 .......................          1,000,000            990,000
  Exodus Communications
    11.625% 7/15/10 ......................            865,000            774,175
  Focal Communication 11.875% 1/15/10 ....            425,000            291,125
  Global Crossing 9.625% 5/15/08 .........            785,000            741,825

                                                                    High Yield-3

High Yield Series
Statement of Net Assets (Continued)

                                                   Principal             Market
                                                    Amount               Value
    CORPORATE BONDS (Continued)
    Telecommunications (Continued)
     Globix 12.50% 2/1/10 ..............         $   800,000         $   300,000
  **Horizon PCS Units 14.00% 10/1/10 ...           1,050,000             435,750
    KMC Telecom Holdings
    **12.50% 2/15/08 ...................            2,500,00             175,000
      13.50% 5/15/09 ...................             400,000             110,000
    Level 3 Communications 9.125% 5/1/08             500,000             406,250
  **Microcell Telecommunications
      14.00% 6/1/06 ....................             670,000             643,200
    Nextel International 12.75% 8/1/10 .             750,000             601,875
  **Nextel Partners 14.00% 2/1/09 ......           1,474,000             991,265
    Nextlink Communications
    **12.25% 6/1/09 ....................           1,250,000             606,250
      12.50% 4/15/06 ...................           1,275,000           1,153,875
  **Pinnacle Holdings 10.00% 3/15/08 ...             800,000             428,000
    Telecorp PCS 10.625% 7/15/10 .......             290,000             295,800
  **Viatel 12.50% 4/15/08 ..............            1,125,00             174,375
    Williams Communications Group
      10.875% 10/1/09 ..................             750,000             562,500
    Winstar Communication
      12.50% 4/15/08 ...................             450,000             306,000
      12.75% 4/15/10 ...................             830,000             551,950
    Worldwide Fiber 12.00% 8/1/09 ......           1,000,000             750,000
                                                                     -----------
                                                                      13,457,134
                                                                     -----------
    Transportation & Shipping-3.02%
    Atlas Air 9.375% 11/15/06 ..........             775,000             763,375
    Avis Group Holdings 11.00% 5/1/09 ..             700,000             757,750
    US Air 9.625% 2/1/01 ...............             300,000             299,625
                                                                     -----------
                                                                       1,820,750
                                                                     -----------
    Utilities-5.49%
    AES
      8.75% 12/15/02 ...................             310,000             312,713
      9.375% 9/15/10 ...................             440,000             452,100
      10.25% 7/15/06 ...................             280,000             290,150
    Azurix 10.75% 2/15/10 ..............             750,000             738,750
    Calpine 8.625% 8/15/10 .............             700,000             679,032
    CMS Energy 9.875% 10/15/07 .........             800,000             834,412
                                                                     -----------
                                                                       3,307,157
                                                                     -----------
    Total Corporate Bonds
      (cost $57,964,686) ...............                              52,070,823
                                                                     -----------

                                                  Number of               Market
                                                    Shares                Value
   PREFERRED STOCK-5.29%
   CSC Holdings PIK 11.125% ........                 7,296            $  775,247
   Dobson Preferred PIK 12.25% .....                   359               307,522
  *Eagle-Picher Holdings ...........                    90               147,375
   Intermedia Communications
     PIK 13.50% ....................                     1                   412
   Nextel Communications 13.00% ....                 1,188             1,149,501
   Pegasus Communications PIK 12.75%                     1                   190
   Rural Cellular PIK 11.375% ......                   617               495,191
   XO Communications PIK 14.00% ....                10,350               313,088
                                                                      ----------
   Total Preferred Stock
    (cost $3,928,355) ..............                                   3,188,526
                                                                      ----------

   CONVERTIBLE PREFERRED STOCK-0.26%
  *E.Spire Communications PIK12.75%                  1,842               133,512
   PSINet 7.00% ....................                20,000                25,000
                                                                      ----------
   Total Convertible Preferred Stock
    (cost $2,122,457) ..............                                     158,512
                                                                      ----------

   RIGHTS AND WARRANTS-0.06%
  *Electronic Retailing System .....                   500                     5
  *Gothic Energy ...................                 1,400                    14
  *KMC Telecom Holdings ............                 1,500                   375
  *Nextel International ............                   300                 7,388
  *Pegasus Communication ...........                   250                19,000
  *Terex-Appreciation ..............                   800                13,200
                                                                      ----------
   Total Rights and Warrants
    (cost $57,766) .................                                      39,982
                                                                      ----------

                                                                    High-Yield-4

High Yield Series
Statement of Net Assets (Continued)

                                             Principal        Market
                                               Amount         Value
REPURCHASE AGREEMENTS-5.41%
With BNP Paribas 6.00% 1/2/01 (dated
   12/29/00, collateralized by $334,000
   U.S. Treasury Notes 11.625% due
   11/15/02, market value $376,417 and
   $144,000 U.S. Treasury Notes 11.875%
   due 11/15/03, market value $171,060
   and $494,000 U.S. Treasury Notes
   11.625% due 11/15/04, market
   value $612,600) ......................... $1,135,000    $1,135,000
With Chase Manhattan 5.85% 1/2/01
   (dated 12/29/00, collateralized by
   $1,123,000 U.S. Treasury Notes 6.00%
   due 9/30/02, market value $1,154,272) ...  1,126,000     1,126,000

                                             Principal        Market
                                               Amount         Value
REPURCHASE AGREEMENTS (CONTINUED)
With J.P. Morgan Securities 5.90% 1/2/01
   (dated 12/29/00, collateralized by
   $921,000 U.S. Treasury Bills due
   3/29/01, market value $909,349 and
   $100,000 U.S. Treasury Notes 10.75%
   due 5/15/03, market value $113,149) ..... $1,001,000    $1,001,000
                                                           ----------
Total Repurchase Agreements
   (cost $3,262,000) .......................                3,262,000
                                                           ----------

TOTAL MARKET VALUE OF SECURITIES-97.39% (cost $67,335,264) ........................     58,719,843

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-2.61% .............................      1,570,855
                                                                                     -------------
NET ASSETS APPLICABLE TO 10,042,026 SHARES OUTSTANDING-100.00% ....................  $  60,290,698
                                                                                     =============
NET ASSET VALUE-HIGH YIELD SERIES STANDARD CLASS ($59,440,869 / 9,900,471 shares) .          $6.00
                                                                                     =============
NET ASSET VALUE-HIGH YIELD SERIES SERVICE CLASS ($849,829 / 141,555 shares) .......          $6.00
                                                                                     =============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2000:
Shares of beneficial interest (unlimited authorization - no par) ..................   $103,693,824
Undistributed net investment income ...............................................      5,216,266
Accumulated net realized loss on investments ......................................    (40,003,971)
Net unrealized depreciation of investments ........................................     (8,615,421)
                                                                                     -------------
Total net assets ..................................................................  $  60,290,698
                                                                                     =============

----------
 *Non-income producing security for the year ended December 31, 2000. **Zero coupon bond as of December 31, 2000. The interest rate shown is the step-up rate.

PIK-Pay-in-kind stock

                             See accompanying notes

                                                                    High-Yield-5

Delaware Group Premium Fund-High Yield Series
Statement of Operations
Year ended December 31, 2000

INVESTMENT INCOME:
Interest ................................................          $  8,578,435
Dividends ...............................................               385,485
                                                                   ------------
                                                                      8,963,920
                                                                   ------------
EXPENSES:
Management fees .........................................               503,543
Accounting and administration expenses ..................                31,545
Reports and statements to shareholders ..................                29,476
Custodian fees ..........................................                12,120
Dividend disbursing and transfer agent
  fees and expenses .....................................                 6,565
Taxes (other than taxes on income) ......................                 4,242
Registration fees .......................................                 2,913
Trustees' fees ..........................................                 2,381
Professional fees .......................................                   257
Distribution expense - Service Class ....................                   174
Other ...................................................                 4,381
                                                                   ------------
                                                                        597,597
Less expenses paid indirectly ...........................                (1,782)
                                                                   ------------
Total expenses ..........................................               595,815
                                                                   ------------
NET INVESTMENT INCOME ...................................             8,368,105
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized loss on investments ........................           (25,383,259)
Net change in unrealized appreciation / depreciation
 of investments .........................................             3,648,850
                                                                   ------------
NET REALIZED AND UNREALIZED
 LOSS ON INVESTMENTS ....................................           (21,734,409)
                                                                   ------------
Net Decrease in Net Assets Resulting
 from Operations ........................................          ($13,366,304)
                                                                   ============
                             See accompanying notes

Delaware Group Premium Fund-
High Yield Series
Statements of Changes in Net Assets



                                                  Year Ended        Year Ended
                                                   12/31/00          12/31/99
                                                -------------     -------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS:
Net investment income ......................    $   8,368,105     $  11,413,207
Net realized loss on investments ...........      (25,383,259)      (13,315,901)
Net change in unrealized appreciation /
 depreciation of investments ...............         3,648,85        (1,219,031)
                                                -------------     -------------
Net decrease in net assets resulting
 from operations ...........................      (13,366,304)       (3,121,725)
                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class ............................       (3,224,707)      (11,458,462)
 Service Class .............................               --                --
Net realized gain on investments:
 Standard Class ............................               --          (726,836)
 Service Class .............................               --                --
                                                -------------     -------------
                                                   (3,224,707)      (12,185,298)
                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class ............................       10,733,082        24,182,918
 Service Class .............................          885,806                --
Net asset value of shares issued upon
 reinvestment of distributions:
 Standard Class ............................         3,498,86        12,213,628
 Service Class .............................               --                --
                                                -------------     -------------
                                                   15,117,754        36,396,546
                                                -------------     -------------
Cost of shares repurchased:
 Standard Class ............................      (40,854,423)      (39,164,311)
 Service Class .............................          (15,106)               --
                                                -------------     -------------
                                                  (40,869,529)      (39,164,311)
                                                -------------     -------------
Decrease in net assets derived from capital
 share transactions ........................      (25,751,775)       (2,767,765)
                                                -------------     -------------

NET DECREASE IN NET ASSETS .................      (42,342,786)      (18,074,788)

NET ASSETS:
Beginning of period ........................      102,633,484       120,708,272
                                                -------------     -------------
End of period ..............................    $  60,290,698     $ 102,633,484
                                                =============     =============
                             See accompanying notes

                                                                    High Yield-6

Delaware Group Premium Fund-High Yield Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                               High Yield Series Standard Class
                                                                     Year ended December 31,
                                                             2000     1999     1998     1997    1996
                                                           ------------------------------------------
Net asset value, beginning of period ...................... $7.420   $8.460   $9.510   $9.170  $8.940

Income (loss) from investment operations:
Net investment income(1) ..................................  0.722    0.781    0.906    0.863   0.853
Net realized and unrealized gain (loss) on investments .... (1.896)  (0.987)  (1.048)   0.332   0.230
                                                            ------   ------   ------   ------  ------
Total from investment operations .......................... (1.174)  (0.206)  (0.142)   1.195   1.083
                                                            ------   ------   ------   ------  ------
Less dividends and distributions:
Dividends from net investment income ...................... (0.246)  (0.784)  (0.905)  (0.855) (0.853)
Distributions from net realized gain on investments .......     --   (0.050)  (0.003)      --      --
                                                            ------   ------   ------   ------  ------
Total dividends and distributions ......................... (0.246)  (0.834)  (0.908)  (0.855) (0.853)
                                                            ------   ------   ------   ------  ------
Net asset value, end of period ............................ $6.000   $7.420   $8.460   $9.510  $9.170
                                                            ======   ======   ======   ======  ======

Total return(2)............................................(16.26%)  (2.64%)  (1.83%)  13.63%  12.79%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...................$59,441 $102,633 $120,708  $98,875 $67,665
Ratio of expenses to average net assets ...................  0.77%    0.72%    0.70%    0.70%   0.70%
Ratio of net investment income to average net assets ...... 10.80%    9.75%    9.85%    9.24%   9.54%
Portfolio turnover ........................................   226%     110%      86%     121%     93%

----------
(1)Per share information for the year ended December 31, 2000 was based on the average shares outstanding method.
(2)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

                                                                    High Yield-7

High Yield Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout the period was as follows:

                                                 High Yield Series Service Class
                                                             5/1/00(1)
                                                                to
                                                             12/31/00
                                                             --------
Net asset value, beginning of period ...................    $  6.690

Income (loss) from investment operations:
Net investment income(2)................................       0.474
Net realized and unrealized loss on investments ........      (1.164)
                                                            --------
Total from investment operations .......................      (0.690)
                                                            --------
Net asset value, end of period .........................    $  6.000
                                                            ========

Total return(3).........................................     (10.31%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ................    $    850
Ratio of expenses to average net assets ................       0.93%
Ratio of net investment income to average net assets ...      11.00%
Portfolio turnover .....................................        226%

----------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)Per share information was based on the average shares outstanding method.
(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

                                                                    High Yield-8

Delaware Group Premium Fund-High Yield Series
Notes to Financial Statements
December 31, 2000

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series (formerly Delaware Balanced Series), Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series (formerly DelCap Series), High Yield Series (formerly Delchester Series), International Equity Series, REIT Series, Select Growth Series (formerly Aggressive Growth Series), Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to High Yield Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended. The Series offers two classes of shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares do carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Series currently does not amortize market discounts and premiums on fixed income securities. Upon adoption, the Series will be required to record a cumulative effect adjustment to reflect the amortization of such discounts and premiums. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Series. Additionally, the above adjustment will have no impact on the Series' distributions, which are determined in accordance with federal income tax regulations. At this time, the Series has not completed its analysis of the impact of this accounting change.

The Series declares and pays dividends from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,782 for the year ended December 31, 2000. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

                                                                    High Yield-9

High Yield Series
Notes to Financial Statements (Continued)

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2001. No reimbursement was due for the year ending December 31, 2000.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to the distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets.

At December 31, 2000, the Series had liabilities payable to affiliates as follows:
                                 Dividend disbursing,        Other
         Investment              transfer agent fees,       expenses
         management                accounting fees          payable
      fee payable to             and other expenses          to DMC
            DMC                    payable to DSC        and affiliates
      --------------             --------------------    --------------
         $12,458                       $2,668                $5,331

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Series. These officers, trustees and employees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2000, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

   Purchases ...............  $160,458,156
   Sales ...................  $175,212,247

At December 31, 2000, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                       Aggregate             Aggregate
    Cost of           unrealized             unrealized       Net unrealized
  investments        appreciation          depreciation        depreciation
  -----------        ------------          ------------       --------------
  $67,550,926          $746,004             ($9,577,087)       ($8,831,083)

For federal income tax purposes, the Series had accumulated capital losses as of December 31, 2000, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                          Year of Expiration
                        2007               2008               Total
                        ----               ----               -----
                    $13,033,766         $24,445,622        $37,479,388

                                                                   High Yield-10

High Yield Series
Notes to Financial Statements (Continued)

4. Capital Shares
Transactions in capital shares were as follows:

                                                       Year            Year
                                                       Ended           Ended
                                                      12/31/00        12/31/99
                                                      --------        --------
Shares sold:
  Standard Class ..............................      1,623,547       2,979,441
  Service Class ...............................        144,001               -

Shares issued upon reinvestment of distributions:
  Standard Class ..............................        497,217       1,528,740
  Service Class ...............................              -               -
                                                     ----------      ----------
                                                      2,264,765       4,508,181
                                                     ----------      ----------
Shares repurchased:
  Standard Class ..............................      (6,049,704)     (4,943,297)
  Service Class ...............................          (2,446)              -
                                                     ----------      ----------
                                                     (6,052,150)     (4,943,297)
                                                     ----------      ----------
Net decrease ...................................     (3,787,385)       (435,116)
                                                     ==========      ==========

5. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2000, or at any time during the year.

6. Credit and Market Risk
The Series invests in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

7. Tax Information (Unaudited)
For the fiscal year ended December 31, 2000, the Series designates distributions paid during the year as follows:

         (A)            (B)
     Long-Term        Ordinary             (C)
   Capital Gains       Income              Total               (D)
   Distributions    Distributions     Distributions         Qualifying
    (Tax Basis)      (Tax Basis)       (Tax Basis)         Dividends(1)
   -------------    -------------     -------------        ------------
         -              100%                100%                -

   (A) and (B) are based on a percentage of the Series' total distributions.
   (D)is based on a percentage of ordinary income of the Series.
(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                                   High Yield-11

Delaware Group Premium Fund-High Yield Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-High Yield Series

We have audited the accompanying statement of net assets of High Yield Series (the "Series") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Yield Series at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                               /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 5, 2001



                                                                   High Yield-12

FOR INTERNATIONAL DIVERSIFICATION

International Equity Series

Investment Strategy and Performance in 2000
         Throughout 2000, volatility struck almost every major U.S. and international stock market, causing it to be the worst year in the equity markets since 1990. Most major international markets were especially weakened during the fourth quarter of 2000 as a result of poor earnings releases, high oil prices and a strong U.S. dollar. In this difficult environment, the International Equity Series returned +0.53% (Standard Class shares with capital change plus reinvestment of all distributions) for the fiscal year ended December 31, 2000. The Series' performance surpassed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index, which returned -13.96% for the same period.

Portfolio Snapshot
         In accordance with our buy-and-hold strategy, our U.K. holdings are quite similar to what they were one year ago. Our U.K. holdings, which make up our largest allocation, account for nearly 30% of the portfolio and contain a diverse collection of companies.
         We continue to maintain significant exposure to select Asia Pacific markets--New Zealand and Australia in particular. Although the 2000 Summer Olympics provided an economic boost for Australia, the local currency decreased in value against a strong U.S. dollar throughout the year. The Australian dollar traded at nearly half the U.S. dollar at the end of our fiscal year. We believe this level of exchange offers significant value, and Australia continues to be a market for which we have great optimism.
         Throughout the Series' fiscal year, we maintained a low exposure to Japan relative to our benchmark. Although we are encouraged by signs of some positive economic conditions and corporate restructuring, we feel Japan's future is still too speculative to risk significant investments at the present time.
         Although we look for undervalued currencies, we do not think that all depressed currencies represent good value. We are currently concerned about the continued descent of the euro. By December 31, 2000, the currency was down more than 4% against the U.S. dollar for the fiscal year. Partially because of this, we have kept our overall allocation to continental Europe below that of our benchmark. Still, we remain invested in this market because we believe that many select value opportunities are available.

Investment Outlook
         Although the Series struggled to capture high dividends and yields throughout most of its fiscal year, we feel the investment environment for international equity securities is looking much more favorable. In our opinion, factors that held us back in the short-term could be wind in our sails going forward. For example, we expect the strong U.S. dollar to weaken during 2001 versus Australia and New Zealand's currencies.
         We firmly believe that diversification will be the key to success in the current market environment and that international, growth-oriented investments, such as International Equity Series, will serve as an effective complement to more aggressive growth securities in an investor's portfolio.

--------------------------------------------------------------------------------
International Equity Series Investment Objective
The Series seeks long-term growth without undue risk to principal. It seeks to achieve this objective by investing primarily in stocks of foreign companies providing the potential for capital appreciation and income.
--------------------------------------------------------------------------------

                                                          International Equity-1

             MSCI EAFE     International Equity Series
               Index          Standard Class Shares

Oct. '92      $10,000                $10,000
Dec. '92      $10,152                $10,030
Dec. '93      $13,497                $11,632
Dec. '94      $14,585                $11,932
Dec. '95      $16,270                $13,599
Dec. '96      $17,305                $16,322
Dec. '97      $17,661                $17,400
Dec. '98      $21,252                $19,197
Dec. '99      $27,054                $22,221
Dec. '00      $23,277                $22,339




      International Equity Series
      Average Annual Total Returns
----------------------------------------
         Standard Class    Service Class
            Shares(1)        Shares(2)

Lifetime     +10.33%          +6.85%

Five Years   +10.44%              --

One Year      +0.53%              --

For the periods ended December 31, 2000

(1) Commenced operations on October 29, 1992.

(2) Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both International Equity Series Standard Class shares and the MSCI EAFE Index for the period from the Series' inception on October 29, 1992 through December 31, 2000. Returns plotted on the chart were as of the last day of each successive year shown. All distributions were reinvested. The MSCI EAFE Index tracks the performance of stocks in Europe, Australia and Far East markets. The index is unmanaged, with no set investment objective and does not include the "real world" cost of managing a mutual fund. You cannot invest directly in an index. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                          International Equity-2

Delaware Group Premium Fund-International Equity Series
Statement of Net Assets
December 31, 2000

                                                 Number                Market
                                               of Shares                Value
                                                                       (U.S.$)

  COMMON STOCK-97.46%
  Australia-9.62%
 +Amcor ...................................    1,415,000           $  4,129,049
  CSR .....................................    1,904,966              4,958,934
  Foster's Brewing Group ..................    2,411,051              6,331,352
  National Australia Bank .................      480,657              7,704,184
  Orica ...................................      620,253              1,987,648
  Paperlinx ...............................      471,667                868,320
                                                                   ------------
                                                                     25,979,487
                                                                   ------------
  Belgium-1.10%
  Electrabel ..............................       13,115              2,967,185
                                                                   ------------
                                                                      2,967,185
                                                                   ------------
  Finland-0.86%
  Upm-Kymmene OYJ .........................       67,989              2,334,780
                                                                   ------------
                                                                      2,334,780
                                                                   ------------
  France-10.09%
  Alcatel Alsthom .........................      126,075              7,166,453
  Compagnie de Saint-Gobain ...............       34,299              5,391,347
  Societe Generale ........................      108,432              6,744,276
  Total Fina ..............................       53,488              7,960,337
                                                                   ------------
                                                                     27,262,413
                                                                   ------------
  Germany-10.33%
 +Bayer ...................................      168,400              8,844,510
 +Bayerische Hypo-und Vereinsbank .........      103,900              5,837,631
  Continental .............................      117,200              1,871,959
  Rheinisch Westfaelisches Elek ...........      146,000              6,488,344
 +Siemens .................................       36,750              4,877,145
                                                                   ------------
                                                                     27,919,589
                                                                   ------------
  Hong Kong-4.82%
  Hong Kong Electric ......................    1,158,000              4,275,857
  Jardine Matheson Holdings ...............      669,022              4,081,034
  Wharf Holdings ..........................    1,918,285              4,660,628
                                                                   ------------
                                                                     13,017,519
                                                                   ------------
  Japan-13.87%
  Canon ...................................      222,000              7,766,652
  Eisai ...................................      214,000              7,486,773
  Hitachi .................................      648,000              5,769,573
 +Kinki Coca-Cola Bottling ................      177,000              1,863,892
  Matsushita Electric Industrial ..........      286,000              6,828,881
 +Nichido Fire & Marine ...................      479,000              2,542,993
  West Japan Railway ......................        1,182              5,220,712
                                                                   ------------
                                                                     37,479,476
                                                                   ------------

                                                 Number                Market
                                               of Shares                Value
                                                                       (U.S.$)

  COMMON STOCK (Continued)
  Malaysia-0.18%
  Sime Darby ..............................      380,000           $    476,000
                                                                   ------------
                                                                        476,000
                                                                   ------------
  Netherlands-8.09%
  Elsevier ................................      424,150              6,240,669
  ING Groep ...............................       90,200              7,210,310
  Royal Dutch Petroleum ...................      109,500              6,713,996
  Vopak ...................................       80,534              1,694,912
                                                                   ------------
                                                                     21,859,887
                                                                   ------------
  New Zealand-1.49%
 +Carter Holt Harvey ......................    1,187,800                861,792
 +Telecom Corporation of New Zealand ......    1,486,193              3,162,535
                                                                   ------------
                                                                      4,024,327
                                                                   ------------
  Singapore-1.20%
  Overseas Chinese Banking ................      434,000              3,229,651
                                                                   ------------
                                                                      3,229,651
                                                                   ------------
  Spain-6.27%
  Banco Santander Central
  Hispanoamericano ........................      474,692              5,084,364
 +Iberdrola ...............................      465,800              5,842,526
*+Telefonica de Espana ....................      363,844              6,016,554
                                                                   ------------
                                                                     16,943,444
                                                                   ------------
  United Kingdom-29.54%
  Bass ....................................      630,045              6,869,562
  BG Group ................................    1,119,182              4,385,630
  Blue Circle Industries ..................      808,048              5,329,734
  Boots ...................................      836,599              7,670,220
  British Airways .........................      889,471              5,184,990
  Cable & Wireless ........................      457,100              6,166,628
  GKN .....................................      482,000              5,122,018
 *GlaxoSmithKline .........................      221,670              6,259,489
  Great Universal Stores ..................    1,015,600              8,005,036
  Halifax Group ...........................      610,700              6,042,098
  PowerGen ................................      784,300              7,407,737
  Rio Tinto ...............................      271,100              4,752,117
  Taylor Woodrow ..........................    1,365,000              3,644,189
  Uniq ....................................      808,000              2,960,789
                                                                   ------------
                                                                     79,800,237
                                                                   ------------
  Total Common Stock
   (cost $223,558,134) ....................                         263,293,995
                                                                   ------------

                                                          International Equity-3

International Equity Series
Statement of Net Assets (Continued)

                                              Principal                 Market
                                                Amount                   Value
                                                                       (U.S. $)

REPURCHASE AGREEMENTS-1.71%
With BNP Paribas 6.00%
 1/2/01 (dated 12/29/00, collateralized
 by $474,000 U.S. Treasury Notes
 11.625% due 11/15/02,
 market value $534,045 and $204,000
 U.S. Treasury Notes 11.875% due 11/15/03,
 market value $242,694 and $701,000
 U.S. Treasury Notes 11.625% due 11/15/04,
 market value $869,134) ...................   $1,610,000           $  1,610,000

                                              Principal                 Market
                                                Amount                   Value
                                                                       (U.S. $)

REPURCHASE AGREEMENTS (Continued)
With Chase Manhattan 5.85%
 1/2/01 (dated 12/29/00,
 collateralized by $1,593,000
 U.S. Treasury Notes 6.00%
 due 9/30/02, market
 value $1,637,636) ........................   $1,597,000           $  1,597,000
With J.P. Morgan Securities
 5.90% 1/2/01 (dated 12/29/00,
 collateralized by $1,307,000
 U.S. Treasury Bills due 3/29/01,
 market value $1,290,149 and
 $141,000 U.S. Treasury Notes
 10.75% due 5/15/03,
 market value $160,531) ...................    1,421,000              1,421,000
                                                                   ------------
Total Repurchase Agreements
 (cost $4,628,000) ........................                           4,628,000
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES-99.17% (cost $228,186,134) .....   267,921,995

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.83% ...........     2,250,842
                                                                   ------------
NET ASSETS APPLICABLE TO 15,059,283 SHARES OUTSTANDING-100.00% ..  $270,172,837
                                                                   ============
NET ASSET VALUE-INTERNATIONAL EQUITY SERIES STANDARD CLASS
 ($270,167,494 / 15,058,985 shares) .............................        $17.94
                                                                         ======
NET ASSET VALUE-INTERNATIONAL EQUITY SERIES SERVICE CLASS
 ($5,343 / 298 shares) ..........................................        $17.93
                                                                         ======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2000:
Shares of beneficial interest (unlimited authorization-no par) ..  $206,703,516
Undistributed net investment income** ...........................     5,909,530
Accumulated net realized gain on investments ....................    17,753,673
Net unrealized appreciation of investments
 and foreign currencies .........................................    39,806,118
                                                                   ------------
Total net assets ................................................  $270,172,837
                                                                   ============

-----------------
 *Non-income producing security for the year ended December 31, 2000. **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
 +Fully or partially on loan. See Note #8 in "Notes to Financial Statements".

                             See accompanying notes

                                                          International Equity-4

Delaware Group Premium Fund-
International Equity Series
Statement of Operations
Year ended December 31, 2000

INVESTMENT INCOME:
Dividends .......................................................   $ 9,315,370
Interest ........................................................       438,873
Security lending income .........................................       128,365
Foreign tax withheld ............................................      (912,891)
                                                                    -----------
                                                                      8,969,717
                                                                    -----------
EXPENSES:
Management fees .................................................     2,382,315
Custodian fees ..................................................       199,772
Accounting and administration expenses ..........................       114,487
Reports and statements to shareholders ..........................        44,100
Professional fees ...............................................        35,400
Dividend disbursing and transfer agent fees
 and expenses ...................................................        27,950
Taxes (other than taxes on income) ..............................        15,575
Trustees' fees ..................................................         8,400
Registration fees ...............................................         4,700
Distribution expense-Service Class ..............................             5
Other ...........................................................        42,537
                                                                    -----------
                                                                      2,875,241
Less expenses absorbed or waived ................................      (200,837)
Less expenses paid indirectly ...................................        (6,465)
                                                                    -----------
Total expenses ..................................................     2,667,939
                                                                    -----------

NET INVESTMENT INCOME ...........................................     6,301,778
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:

Net realized gain (loss) on:
Investments .....................................................    17,763,454
Foreign currencies ..............................................      (105,773)
                                                                    -----------
Net realized gain ...............................................    17,657,681
Net change in unrealized appreciation / depreciation
 of investments and foreign currencies ..........................   (22,827,618)
                                                                    -----------

NET REALIZED AND UNREALIZED
 LOSS ON INVESTMENTS AND
 FOREIGN CURRENCIES .............................................    (5,169,937)
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ................................................   $ 1,131,841
                                                                    ===========


                             See accompanying notes

Delaware Group Premium Fund-
International Equity Series
Statements of Changes In Net Assets



                                                 Year Ended        Year Ended
                                                  12/31/00          12/31/99
                                                 ----------        ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS:
Net investment income .......................   $  6,301,778       $  5,483,397
Net realized gain on investments and
 foreign currencies .........................     17,657,681          7,583,008
Net change in unrealized appreciation /
 depreciation of investments and
 foreign currencies .........................    (22,827,618)        26,659,663
                                                ------------       ------------
Net increase in net assets resulting
 from operations ............................      1,131,841         39,726,068
                                                ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class .............................     (6,674,306)        (5,284,951)
 Service Class ..............................              -                  -
Net realized gain on investments:
 Standard Class .............................     (5,471,283)          (385,980)
 Service Class ..............................              -                  -
                                                ------------       ------------
                                                 (12,145,589)        (5,670,931)
                                                ------------       ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class .............................    219,151,306        150,884,715
 Service Class ..............................          5,001                  -
Net asset value of shares issued upon
 reinvestment of distributions:
 Standard Class .............................     12,145,589          5,670,931
 Service Class ..............................              -                  -
                                                ------------       ------------
                                                 231,301,896        156,555,646
                                                ------------       ------------

Cost of shares repurchased:
 Standard Class .............................   (254,175,362)      (130,086,773)
 Service Class ..............................              -                  -
                                                ------------       ------------
                                                (254,175,362)      (130,086,773)
                                                ------------       ------------
Increase (decrease) in net assets derived
 from capital share transactions ............    (22,873,466)        26,468,873
                                                ------------       ------------

NET INCREASE (DECREASE)
 IN NET ASSETS ..............................    (33,887,214)        60,524,010

NET ASSETS:
Beginning of period .........................    304,060,051        243,536,041
                                                ------------       ------------
End of period ...............................   $270,172,837       $304,060,051
                                                ============       ============

                             See accompanying notes

                                                          International Equity-5

Delaware Group Premium Fund-International Equity Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                               International Equity Series Standard Class
                                                                                           Year Ended December 31,
                                                                      2000          1999          1998          1997          1996
                                                                   -----------------------------------------------------------------
Net asset value, beginning of period ............................   $18.630       $16.480       $15.520       $15.110       $13.120

Income (loss) from investment operations:
Net investment income(1) ........................................     0.387         0.371         0.386         0.359         0.557
Net realized and unrealized gain (loss) on investments
 and foreign currencies .........................................    (0.340)        2.161         1.169         0.596         1.966
                                                                    -------       -------       -------       -------       -------
Total from investment operations ................................     0.047         2.532         1.555         0.955         2.523
                                                                    -------       -------       -------       -------       -------

Less dividends and distributions:
Dividends from net investment income ............................    (0.405)       (0.356)       (0.595)       (0.545)       (0.420)
Distributions from net realized gain
 on investments .................................................    (0.332)       (0.026)           --            --        (0.113)
                                                                    -------       -------       -------       -------       -------
Total dividends and distributions ...............................    (0.737)       (0.382)       (0.595)       (0.545)       (0.533)
                                                                    -------       -------       -------       -------       -------
Net asset value, end of period ..................................   $17.940       $18.630       $16.480       $15.520       $15.110
                                                                    =======       =======       =======       =======       =======
Total return(2) .................................................     0.53%        15.76%        10.33%         6.60%        20.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .........................  $270,167      $304,060      $243,536      $198,863      $131,428
Ratio of expenses to average net assets .........................     0.95%         0.92%         0.87%         0.85%         0.80%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly ........................     1.02%         0.94%         0.88%         0.90%         0.91%
Ratio of net investment income to average net assets ............     2.24%         2.16%         2.41%         2.28%         4.71%
Ratio of net investment income to average net assets prior
 to expense limitation and expenses paid indirectly .............     2.17%         2.14%         2.40%         2.23%         4.60%
Portfolio turnover ..............................................        9%            9%            5%            7%            8%

-----------------
(1)Per share information for the years ended December 31, 1997, 1998, 1999 and 2000 was based on the average shares outstanding method.
(2)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.


                             See accompanying notes

                                                          International Equity-6

International Equity Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout the period was as follows:


                                       International Equity Series Service Class
                                                         5/1/00(1)
                                                            to
                                                         12/31/00
                                                         --------
Net asset value, beginning of period ..................  $16.780
Income from investment operations:
Net investment income(2) ..............................    0.270
Net realized and unrealized gain on investments
 and foreign currencies ...............................    0.880
                                                         -------
Total from investment operations ......................    1.150
                                                         -------
Net asset value, end of period ........................  $17.930
                                                         =======
Total return(3) .......................................    6.85%
Ratios and supplemental data:
Net assets, end of period (000 omitted) ...............       $5
Ratio of expenses to average net assets ...............    1.09%
Ratio of expenses to average net assets prior
 to expense limitation and expenses paid indirectly ...    1.17%
Ratio of net investment income to average net assets ..    2.34%
Ratio of net investment income to average net
 assets prior to expense limitation and expenses
 paid indirectly ......................................    2.26%
Portfolio turnover ....................................       9%

-----------------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)Per share information was based on the average shares outstanding method.
(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.


                             See accompanying notes

                                                          International Equity-7

Delaware Group Premium Fund-International Equity Series
Notes to Financial Statements
December 31, 2000

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series (formerly Delaware Balanced Series), Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series (formerly DelCap Series), High Yield Series (formerly Delchester Series), International Equity Series, REIT Series, Select Growth Series (formerly Aggressive Growth Series), Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to International Equity Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended. The Series offers two classes of shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares do carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term growth without undue risk to principal. It seeks to achieve its objective by investing primarily in stocks of foreign companies providing the potential for capital appreciation and income.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Short-term debt securities instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series became aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

The Series declares and pays dividends from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $6,465 for the year ended December 31, 2000. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware International Advisers Ltd. (DIAL), an affiliate of Delaware Management Company (DMC) and the investment manager, an annual fee which is calculated daily at the rate of 0.85% on the first $500 million of average daily net assets of the Series, 0.80% on the next $500 million, 0.75% on the next $1.5 billion and 0.70% on average daily net assets in excess of $2.5 billion.


                                                          International Equity-8

International Equity Series
Notes to Financial Statements (Continued)

2. Investment Management and Other Transactions with Affiliates (Continued)

DIAL has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed 0.95% of average daily net assets of the Series through April 30, 2001.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DIAL, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to the distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DIAL, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets.

At December 31, 2000, the Series had liabilities payable to affiliates as follows:

                       Dividend disbursing,          Other
        Investment     transfer agent fees,        expenses
        management       accounting fees            payable
      fee payable to    and other expenses          to DMC
           DIAL           payable to DSC         and affiliates
      --------------   --------------------      --------------
         $172,518            $9,617                 $23,985

Certain officers of DIAL, DMC, DSC and DDLP are officers, trustees and/or employees of the Series. These officers, trustees and employees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2000, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

 Purchases ...............  $23,763,613
 Sales ...................  $45,243,173

At December 31, 2000, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                            Aggregate         Aggregate
           Cost of          unrealized        unrealized     Net unrealized
          investments      appreciation     depreciation      appreciation
         ------------      ------------     ------------     --------------
         $228,190,174      $58,698,860      ($18,967,039)     $39,731,821

4. Capital Shares
Transactions in capital shares were as follows:

                                                        Year            Year
                                                       Ended            Ended
                                                     12/31/00         12/31/99
                                                     --------         --------
Shares sold:
 Standard Class .................................   12,737,841        8,758,569
 Service Class ..................................          298                -

Shares issued upon reinvestment of distributions:
 Standard Class .................................      724,677          356,214
 Service Class ..................................            -                -
                                                    ----------        ---------
                                                    13,462,816        9,114,783
                                                    ----------        ---------
Shares repurchased:
 Standard Class .................................  (14,723,387)      (7,575,588)
 Service Class ..................................            -                -
                                                    ----------        ---------
                                                   (14,723,387)      (7,575,588)
                                                    ----------        ---------
Net increase (decrease) .........................   (1,260,571)       1,539,195
                                                    ==========        =========

                                                          International Equity-9

International Equity Series
Notes to Financial Statements (Continued)


5. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2000, or at any time during the year.

6. Foreign Exchange Contracts
In the event the Series enters into forward foreign currency exchange contracts, it will generally do so as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

There were no forward foreign currency exchange contracts outstanding at December 31, 2000.

7. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. Illiquid securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

8. Securities Lending
The Series may lend its securities, along with other funds in the Delaware Investments Family of Funds, pursuant to a security lending agreement (Lending Agreement) with JP Morgan Chase/Mellon Bank. Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of the securities issued in the United States and 105% of the market value of the securities issued outside of the United States. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at December 31, 2000 were as follows:

                     Market Value
                     of Securities     Market Value
                       on Loan        of Collateral
                     -------------    -------------
                     $34,902,728       $36,333,644


                                                         International Equity-10

International Equity Series
Notes to Financial Statements (Continued)


9. Tax Information (Unaudited)
For the fiscal year ended December 31, 2000, the Series designates distributions paid during the year as follows:

              (A)                (B)
           Long-Term          Ordinary           (C)
         Capital Gains         Income           Total
         Distributions     Distributions    Distributions
          (Tax Basis)       (Tax Basis)      (Tax Basis)
         -------------     -------------    -------------
              38%               62%              100%

-----------------
(A) and (B) are based on a percentage of the Series' total distributions.

                                                         International Equity-11

Delaware Group Premium Fund-International Equity Series
Report of Independent Auditors


To the Shareholders and Board of Trustees
Delaware Group Premium Fund-International Equity Series

We have audited the accompanying statement of net assets of International Equity Series (the "Series") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Equity Series at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 5, 2001

                                                         International Equity-12

FOR TOTAL RETURN

REIT Series

Investment Strategy and Performance in 2000
         After two years of significant underperformance, REIT securities delivered strong returns in 2000. This rally can be credited to the compelling valuations in REIT stocks, brought about by the extended market downturn and a continued balance of supply and demand in virtually all major real estate markets.
         The REIT Series' total return was +31.33% (Standard Class shares with capital change plus reinvestment of all distributions) for the fiscal year ended December 31, 2000. The Series outperformed its benchmark, the NAREIT Equity REIT Index, which returned +26.36% for the same period. The Series' strong performance can be attributed, in part, to its higher percentage of REIT sectors that saw significant appreciation during the year compared to its benchmark, particularly in the industrial and hotel sectors.
         It is important to keep in mind that high double and triple digit returns are unusual and cannot be sustained. Investors should be aware that such returns were achieved during extraordinarily favorable market conditions for REIT securities. Current performance may be lower than the performance shown in this report. Please call or visit us at www.delawareinvestments.com for current performance figures.

Portfolio Snapshot
         Office and multifamily REITs were the Series' largest sectors, comprising 48% of the portfolio. These sectors outperformed all other REIT sectors during the year.
         The Series also benefited from its higher percentage of holdings compared to its benchmark in the industrial and hotel sectors. Economic prosperity and job growth have fueled demand for these property types. Additionally, lack of new supply in most major markets allowed real estate owners to lower their vacancies as they raised rental rates.
         We continue to watch two sectors very carefully -- retail and healthcare. The general slowing of the economy could affect consumer spending, which could slow the demand for retail space and the rate of rent increases for property owners. Healthcare properties continue to be adversely affected by slow rent growth, bankruptcies in nursing homes and the impact of managed care on the entire sector. Because of these factors, the Series had no healthcare holdings as of December 31, 2000, and fewer holdings in the retail sector than its benchmark.

Investment Outlook
         We remain cautiously optimistic as we look ahead to the next year. The real estate market nationwide appears to be in a general state of supply-demand equilibrium. Results of a survey by the Federal Deposit Insurance Corporation's
(FDIC) Division of Research and Statistics showed that in the first half of 2000, the number of local property markets considered to be in balance outnumbered those with either tight or excess supply. Although the overbuilding that could upset this balance has not yet occurred, the FDIC's Division of Insurance more recently identified 13 metropolitan markets that have become "at risk" for overbuilding.
         Despite this, we think that signs of a slowing U.S. economy remain the most significant factor which might affect the real estate market over the intermediate term. Absent a severe economic downturn, we believe REIT earnings will do well in the near term. Given that, we continue to view quality real estate securities as compelling vehicles for total return.

--------------------------------------------------------------------------------
REIT Series Investment Objective
The Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. The Series strives to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.
--------------------------------------------------------------------------------

                                                                          REIT-1

Growth of a $10,000 Investment
May 4, 1998 (Series inception)
through December 31, 2000



                                                          REIT Series
                                   NAREIT Equity        (Standard Class
                                     REIT Index              Shares)

        4-May-98                      $10,000                $10,000
       30-Jun-98                      $ 9,932                $ 9,850
       30-Sep-98                      $ 8,887                $ 9,020
       31-Dec-98                      $ 8,628                $ 9,100
       31-Mar-99                      $ 8,212                $ 8,586
       30-Jun-99                      $ 9,040                $ 9,578
       30-Sep-99                      $ 8,313                $ 8,862
       31-Dec-99                      $ 8,230                $ 8,862
       31-Mar-00                      $ 8,427                $ 9,115
       30-Jun-00                      $ 9,315                $10,298
       30-Sep-00                      $10,027                $11,016
       31-Dec-00                      $10,399                $11,639



                      REIT Series
              Average Annual Total Returns
----------------------------------------------------------
             Standard Class                 Service Class
                Shares(1)                     Shares(2)

Lifetime         +5.85%                        +20.04%
One Year        +31.33%                            --

         For the periods ended December 31, 2000

(1)Commenced operations on May 4, 1998.
(2)Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both REIT Series Standard Class shares and the NAREIT Equity REIT Index for the period from the Series' inception on May 4, 1998 through December 31, 2000. Returns plotted on the chart were as of the last day of each successive month shown. All distributions were reinvested. The NAREIT Equity REIT Index is an unmanaged composite of real estate investment trusts that invest in many types of U.S. property. The index has no set investment objective and does not include the "real world" cost of managing a mutual fund. You cannot invest directly in an index. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                                          REIT-2

Delaware Group Premium Fund-REIT Series
Statement of Net Assets
December 31, 2000

                                                        Number          Market
                                                      of Shares         Value

COMMON STOCK-90.17%
Diversified REITs-0.87%
Crescent Real Estate Equities ..............            23,400       $   520,650
                                                                     -----------
                                                                         520,650
                                                                     -----------
Hotel REITs-2.07%
Host Marriott ..............................            96,400         1,247,175
                                                                     -----------
                                                                       1,247,175
                                                                     -----------
Industrial REITs-10.74%
AMB Property ...............................           109,790         2,833,954
First Industrial Realty Trust ..............            37,900         1,288,600
ProLogis Trust .............................           105,000         2,336,250
                                                                     -----------
                                                                       6,458,804
                                                                     -----------
Mall REITs-6.98%
CBL & Associates Properties ................            22,000           556,875
General Growth Properties ..................            46,600         1,686,338
Simon Property Group .......................            67,450         1,618,800
Taubman Centers ............................            30,900           337,969
                                                                     -----------
                                                                       4,199,982
Manufactured Housing REITs-6.16%
Chateau Communities ........................            67,860         2,065,489
Sun Communities ............................            48,960         1,640,160
                                                                     -----------
                                                                       3,705,649
                                                                     -----------
Multifamily REITs-16.79%
Apartment Investment & Management ............           50,410        2,517,349
AvalonBay Communities ........................           48,873        2,449,765
Camden Property Trust ........................           32,800        1,098,800
Equity Residential Properties Trust ..........           41,000        2,267,813
Essex Property Trust .........................           32,310        1,768,973
                                                                     -----------
                                                                      10,102,700
                                                                     -----------

                                                        Number          Market
                                                      of Shares         Value

COMMON STOCK (Continued)
Office/Industrial REITs-31.11%
Alexandria Real Estate Equities ..............           56,770      $ 2,111,134
CarrAmerica Realty ...........................           60,780        1,903,174
Duke-Weeks Realty ............................           99,800        2,457,575
Equity Office Properties Trust ...............          121,590        3,966,874
Liberty Property Trust .......................           35,460        1,012,826
Prentiss Properties Trust ....................           76,480        2,060,180
Reckson Associates Realty ....................           79,890        2,002,243
SL Green Realty ..............................           70,790        1,982,120
Spieker Properties ...........................           24,415        1,223,802
                                                                     -----------
                                                                      18,719,928
                                                                     -----------
 Real Estate Operating Companies-6.90%
*Catellus Development ........................           90,900        1,590,750
 Starwood Hotels & Resorts Worldwide .........           57,070        2,011,718
 Trizec Hahn .................................           36,100          546,013
                                                                     -----------
                                                                       4,148,481
                                                                     -----------
 Retail Strip Center REITs-6.57%
 Kimco Realty ................................           45,700        2,019,369
 Pan Pacific Retail Properties ...............           86,690        1,934,271
                                                                     -----------
                                                                       3,953,640
                                                                     -----------
 Self Storage REITs-1.98%
 Public Storage ..............................           49,000        1,191,313
                                                                     -----------
                                                                       1,191,313
                                                                     -----------
 Total Common Stock
   (cost $49,621,393) ........................                        54,248,322
                                                                     -----------

                                                                          REIT-3

REIT Series
Statement of Net Assets (Continued)

                                                     Principal          Market
                                                       Amount           Value

Repurchase Agreements-9.01%
With BNP Paribas 6.00% 1/2/01
   (dated 12/29/00, collateralized
   by $555,000 U.S. Treasury Notes
   11.625% due 11/15/02, market
   value $625,668 and $239,000
   U.S. Treasury Notes 11.875%
   due 11/15/03, market value
   $284,332 and $821,000
   U.S. Treasury Notes 11.625%
   due 11/15/04, market
   value $1,018,246)                                 $1,886,500       $1,886,500

With Chase Manhattan 5.85% 1/2/01
    (dated 12/29/00, collateralized by
    $1,866,000 U.S. Treasury Notes
    6.00% due 9/30/02, market
    value $1,918,596 )                               $1,870,900       $1,870,900

With J.P. Morgan Securities 5.90%
   1/2/01 (dated 12/29/00, collateralized
   by $1,531,000 U.S. Treasury Bills
   due 3/29/01, market value $1,511,493
   and $166,000 U.S. Treasury Notes
   10.75% due 5/15/03, market
   value $188,072)                                    1,664,600        1,664,600
                                                                     -----------
Total Repurchase Agreements
   (cost $5,422,000)                                                   5,422,000
                                                                     -----------


TOTAL MARKET VALUE OF SECURITIES-99.18% (cost $55,043,393) .....................     59,670,322

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.82% ..........................        494,066
                                                                                   ------------

NET ASSETS APPLICABLE TO 5,461,338 SHARES OUTSTANDING-100.00% ..................   $ 60,164,388
                                                                                   ============
NET ASSET VALUE-REIT SERIES STANDARD CLASS ($57,663,612 / 5,234,415 shares).....   $      11.02
                                                                                          =====
NET ASSET VALUE-REIT SERIES SERVICE CLASS ($2,500,776 / 226,923 shares) ........   $      11.02
                                                                                          =====
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2000:

Shares of beneficial interest (unlimited authorization-no par) .................   $ 54,075,497

Undistributed net investment income ............................................      1,507,331

Accumulated net realized loss on investments ...................................        (45,369)

Net unrealized appreciation of investments .....................................      4,626,929
                                                                                   ------------

Total net assets ...............................................................   $ 60,164,388
                                                                                   ============

-----------
REIT-Real Estate Investment Trusts
*Non-income producing security for the year ended December 31, 2000.



                            See accompanying notes.



                                                                          REIT-4

Delaware Group Premium Fund-REIT Series
Statement of Operations
Year Ended December 31, 2000

Investment Income:
Dividends ...........................................  $1,512,207
Interest ............................................     139,170
                                                       ----------
                                                        1,651,377
                                                       ----------

Expenses:
Management fees .....................................     191,380
Reports and statements to shareholders ..............      42,340
Accounting and administration expenses ..............       9,505
Registration fees ...................................       3,845
Dividend disbursing and transfer agent fees and
   expenses .........................................       3,611
Custodian fees ......................................       3,159
Professional fees ...................................       1,526
Trustees' fees ......................................       1,152
Distribution expense - Service Class ................         560
Taxes (other than taxes on income) ..................         397
Other ...............................................       6,125
                                                       ----------
                                                          263,600
Less expenses absorbed or waived ....................     (47,538)
Less expenses paid indirectly .......................        (590)
                                                       ----------
Total expenses ......................................     215,472
                                                       ----------
NET INVESTMENT INCOME ...............................   1,435,905
                                                       ----------


NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
Net realized gain on investments.....................     455,895
Net change in unrealized appreciation /
   depreciation of investments ......................   5,181,729
                                                       ----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS ...................................   5,637,624
                                                       ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS...................................  $7,073,529
                                                       ==========



                             See accompanying notes

Delaware Group Premium Fund-REIT Series
Statement of Changes in Net Assets


                                                      Year Ended    Year Ended
                                                       12/31/00      12/31/99



INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:

Net investment income .........................      $ 1,435,905    $   486,270

Net realized gain (loss) on investments .......          455,895       (325,253)

Net change in unrealized appreciation /
   depreciation of investments ................        5,181,729       (451,401)
                                                     -----------    -----------
Net increase (decrease) in net assets resulting
   from operations ............................        7,073,529       (290,384)
                                                     -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   Standard Class .............................         (412,878)      (134,548)
   Service Class ..............................              --             --
                                                     -----------    -----------
                                                        (412,878)      (134,548)
                                                     -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class .............................       53,196,251      7,672,323
   Service Class ..............................        2,466,323           --

Net asset value of shares issued upon
   reinvestment of distributions:
   Standard Class .............................          412,878        134,548
   Service Class ..............................                -              -
                                                     -----------    -----------
                                                      56,075,452      7,806,871
                                                     -----------    -----------
Cost of shares repurchased:
   Standard Class .............................      (14,078,233)    (1,320,226)
   Service Class ..............................         (116,987)             -
                                                     -----------    -----------
                                                     (14,195,220)    (1,320,226)
                                                     -----------    -----------
Increase in net assets derived from capital
         share transactions ...................       41,880,232      6,486,645
                                                     -----------    -----------
NET INCREASE IN NET ASSETS ....................       48,540,883      6,061,713

NET ASSETS:
Beginning of period ...........................       11,623,505      5,561,792
                                                     -----------    -----------
End of period .................................      $60,164,388    $11,623,505
                                                     ===========    ===========


                             See accompanying notes

                                                                          REIT-5

Delaware Group Premium Fund-REIT Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:



                                                                                       REIT Series Standard Class
                                                                               Year Ended December 31,             5/4/98(1) to
                                                                              2000                 1999             12/31/98
                                                                            --------             --------          ---------
Net asset value, beginning of period ............................           $  8.670             $  9.100          $  10.000

Income (loss) from investment operations:
Net investment income(2).........................................              0.532                0.334             0.217
Net realized and unrealized gain (loss) on investments ..........              2.100               (0.574)           (1.117)
                                                                            --------             --------          ---------
Total from investment operations ................................              2.632               (0.240)           (0.900)
                                                                            --------             --------          ---------

Less dividends:
Dividends from net investment income ............................             (0.282)              (0.190)               --
                                                                            --------             --------          ---------
Total dividends .................................................             (0.282)              (0.190)               --
                                                                            --------             --------          ---------

Net asset value, end of period ..................................           $ 11.020             $  8.670          $   9.100
                                                                            ========             ========          =========
Total return(3)..................................................              31.33%               (2.61%)           (9.00%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) .........................           $ 57,664             $ 11,624          $  5,562
Ratio of expenses to average net assets .........................               0.85%                0.85%             0.85%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly .....               1.03%                0.96%             1.02%
Ratio of net investment income to average net assets ............               5.63%                5.65%             6.42%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly .....               5.45%                5.54%             6.25%
Portfolio turnover ..............................................                 31%                  33%               39%

---------------
1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 Per share information for the year ended December 31, 2000 was based on the average shares outstanding method.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes




                                                                          REIT-6

REIT Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout the period was as follows:



                                                                    REIT Series Service Class
                                                                            5/1/00(1)
                                                                               to
                                                                            12/31/00
                                                                            --------

Net asset value, beginning of period ...............................      $ 9.180



Income from investment operations:
Net investment income(2)............................................        0.389
Net realized and unrealized gain on investments ....................        1.451
                                                                         --------
Total from investment operations ...................................        1.840
                                                                         --------
Net asset value, end of period .....................................      $11.020
                                                                         ========

Total return(3) ....................................................        20.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ............................      $ 2,501
Ratio of expenses to average net assets ............................        1.00%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly .........................        1.21%
Ratio of net investment income to average net assets ...............        5.69%
Ratio of net investment income to average net assets
         prior to expense limitation and expenses paid indirectly...        5.48%
Portfolio turnover .................................................          31%

------------
1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2  Per share information was based on the average shares outstanding method.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes





                                                                          REIT-7

Delaware Group Premium Fund-REIT Series
Notes to Financial Statements
December 31, 2000

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series (formerly Delaware Balanced Series), Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series (formerly DelCap Series), High Yield Series (formerly Delchester Series), International Equity Series, REIT Series, Select Growth Series (formerly Aggressive Growth Series), Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to REIT Series (the "Series"). The Trust is an open-end investment company. The Series is considered non-diversified under the Investment Company Act of 1940, as amended. The Series offers two classes of shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares do carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The objective of the Series is to seek to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objective by investing in securities of companies primarily engaged in the real estate industry.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $590 for the year ended December 31, 2000. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."


2. Investment Management and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion. Prior to January 1, 2001, DMC had a sub-advisory agreement with Lincoln Investment Management, Inc. (Lincoln), an affiliate of DMC, with respect to the management of the Series. For the services provided, DMC paid Lincoln 30% of the advisory fee paid to DMC. The Series did not pay any fees directly to Lincoln.

The investment management capabilities of Lincoln Investment Management, Inc. have been consolidated into Delaware Management Business Trust as of January 1, 2001. As a result, DMC and Lincoln are part of the same entity and, because there no longer is a need for the Series to have an adviser and a sub-adviser, DMC assumed full day to day management of the Series.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2001.

                                                                          REIT-8

REIT Series
Notes to Financial Statements (Continued)


2. Investment Management and Other Transactions with Affiliates (Continued)

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to the distribution Agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets.

At December 31, 2000, the Series had liabilities payable to affiliates as follows:



                                     Dividend disbursing,
                Investment           transfer agent fees,
                management             accounting fees          Other expenses
              fee payable to          and other expenses        payable to DMC
                    DMC                 payable to DSC          and affiliates
              --------------         ---------------------      --------------
                 $30,670                   $2,390                   $5,727



Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Series. These officers, trustees and employees are paid no compensation by the Series.



3. Investments

For the year ended December 31, 2000, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:



         Purchases......................         $45,437,539
         Sales..........................          $7,606,132



At December 31, 2000, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:


                             Aggregate        Aggregate
         Cost of            unrealized       unrealized       Net unrealized
         investments       appreciation     depreciation       appreciation
         -----------       ------------     ------------       ------------
         $55,152,364        $4,688,927        ($170,969)        $4,517,958

REIT Series
Notes to Financial Statements (Continued)


4. Capital Shares

Transactions in capital shares were as follows:



                                     Year                   Year
                                    Ended                  Ended
                                  12/31/00                12/31/99
                                ----------                --------
Shares sold:
   Standard Class ............   5,242,511                 864,979
   Service Class .............     238,055                       -

Shares issued upon reinvestment
   of distributions:
   Standard Class ............      48,689                  15,718
   Service Class .............           -                       -
                                ----------                --------
                                 5,529,255                 880,697
                                ----------                --------
Shares repurchased:
   Standard Class ............  (1,396,739)               (152,143)
   Service Class .............     (11,132)                      -
                                ----------                --------
                                (1,407,871)               (152,143)
                                ----------                --------
Net increase .................   4,121,384                 728,554
                                ==========                ========





                                                                          REIT-9

REIT Series
Notes to Financial Statements (Continued)


5. Line of Credit

The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2000, or at any time during the year.



6. Credit and Market Risk

The Series concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Series holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Series is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.



7. Tax Information (Unaudited)

For the fiscal year ended December 31, 2000, the Series designates distributions paid during the year as follows:


                        (A)                       (B)
                     Long-Term                 Ordinary              (C)
                   Capital Gains                 Income             Total              (D)
                   Distributions             Distributions       Distributions      Qualifying
                    (Tax Basis)               (Tax Basis)         (Tax Basis)       Dividends(1)
                   -------------             -------------       -------------      ------------
                         --                       100%               100%               --

---------------
 Items (A) and (B) are based on a percentage of the Series' total distributions. Item (D) is based on a percentage of ordinary income of the Series.
 (1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.




                                                                         REIT-10

Delaware Group Premium Fund-REIT Series
Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Group Premium Fund-REIT Series

We have audited the accompanying statement of net assets of REIT Series (the "Series") as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of REIT Series at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period sthen ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                 /s/   Ernst & Young LLP



Philadelphia, Pennsylvania
February 5, 2001

                                                                         REIT-11

FOR GROWTH OF CAPITAL

Select Growth Series (Formerly Aggressive Growth Series)

Investment Strategy and Performance in 2000
         A slowing economy and widespread market volatility took their toll on many growth-oriented investments, including the Select Growth Series, which returned a disappointing -22.46% (Standard Class shares with capital change plus reinvestment of all distributions) for the fiscal year ended December 31, 2000. The Series' performance lagged that of its benchmark, the Standard & Poor's 500 Index, which returned -9.11% for the same period.
         We attribute the Series' lackluster results to the stock market's especially weak performance in November 2000. Throughout the month, there were several profit warnings by a growing number of U.S. technology companies, which likely contributed to more aggressive selling by investors, as did uncertainty over the outcome of the U.S. Presidential election. As a result, the Select Growth Series dropped 23.14% and Standard & Poor's 500 Index fell 7.88% in November alone. We held a higher percentage of technology stocks in our portfolio compared to the benchmark, which contributed to our underperformance.

Portfolio Snapshot
         The Select Growth Series is well-diversified and includes stocks from companies of all sizes across a wide variety of industries. Although diversification has helped the Series from being negatively impacted when a sector experiences a downturn, this strategy did not fully protect our performance in fiscal 2000, as the technology and telecommunications sectors underwent sharp declines. We believed the Series fared worse than the S&P 500 Index for the year because it holds more technology stocks compared to the benchmark. Still, we believe many of these companies should remain in our portfolio, as we believe they have the potential to produce significant future earnings.
         In addition to being hurt by our technology holdings, the Series' performance was hampered by our holdings in radio broadcasting companies. Many of these stocks were hard hit by anticipated reductions in the industry's growth. We have reduced our position in radio stocks as we believe their growth prospects have diminished.
         The Series benefited from our holdings in the financial services sector. This sector performed well during the second half of the year in response to the predicted end to interest rate hikes and increased merger and acquisition activity.

Investment Outlook
         Generally, we are confident about investment opportunities for the Select Growth Series over the next year. We believe that the Federal Reserve Board's recent interest rate decreases in January 2001, with indications that more cuts may come, are cause for optimism. In our opinion, a cycle of interest rate reductions should create a much-needed resurgence in the U.S. economy and, in turn, improve conditions in the equity markets.
         We believe that the market will continue its emphasis on earnings growth, rewarding those companies that exhibit continued growth and penalizing those companies that fall short of expectations. In this investment environment, we will continue our focus on selecting companies that have strong earnings outlooks and are the recognized leaders of their respective industries.




--------------------------------------------------------------------------------
Select Growth Series Investment Objective
The Series seeks to provide long-term capital appreciation. It attempts to achieve this objective by investing primarily in equity securities of companies providing the potential for high earnings growth.
--------------------------------------------------------------------------------

                                                                 Select Growth-1

Growth of a $10,000 Investment
May 3, 1999 (Series inception) through
December 31, 2000

                                 Select
                                 Growth Series
               S&P 500 Index     Standard Class Shares
Apr. '99          $10,000              $10,000
Jun. '99          $10,306              $10,160
Sep. '99          $ 9,662              $10,030
Dec. '99          $11,100              $14,290
Mar. '00          $11,354              $16,250
Jun. '00          $11,052              $14,123
Sep. '00          $10,945              $15,324
Dec. '00          $10,089              $11,081


              Select Growth Series
          Average Annual Total Returns
         ------------------------------
         Standard Class    Service Class
            Shares(1)         Shares(2)
Lifetime    +6.33%             -17.33%
One Year   -22.46%                  --

For the periods ended December 31, 2000

(1) Commenced operations on May 3, 1999.
(2) Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both Select Growth Series Standard Class shares and the Standard & Poor's 500 Index for the period from the Series' inception on May 3, 1999 through December 31, 2000. Returns plotted on the chart were as of the last day of each successive month shown. All distributions were reinvested. The S&P 500 Index measures the performance of mostly large-capitalization U.S. companies. The index is unmanaged, with no set investment objective and does not include the "real world" cost of managing a mutual fund. You cannot invest directly in an index. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                                 Select Growth-2

Delaware Group Premium Fund-Select Growth Series
Statement of Net Assets
December 31, 2000

                                                       Number             Market
                                                     of Shares             Value
 COMMON STOCK-93.89%
 Banking & Finance-15.13%
 Capital One Financial ..........................      18,500         $1,217,531
 FleetBoston Financial ..........................      26,600            999,163
 Freddie Mac ....................................      45,700          3,147,588
 Lehman Brothers Holdings .......................      20,300          1,372,788
 Merrill Lynch & Company ........................      15,500          1,056,906
 Morgan Stanley Dean Witter .....................      17,000          1,347,250
 Providian Financial ............................      38,000          2,185,000
 State Street Bank ..............................      11,400          1,415,994
 Zions Bancorp ..................................      31,900          1,991,756
                                                                      ----------
                                                                      14,733,976
                                                                      ----------

 Business Services-0.95%
*Robert Half International ......................      34,700            919,550
                                                                      ----------
                                                                         919,550
                                                                      ----------

 Computers & Technology-29.57%
*America Online .................................     110,400          3,841,920
*Ariba ..........................................       8,500            456,875
*Brocade Communications Systems .................      20,600          1,891,337
*Docent .........................................      65,500            573,125
*Extreme Networks ...............................      54,900          2,147,962
*Foundry Networks ...............................      28,100            421,500
*i2 Technologies ................................      64,000          3,480,000
*Juniper Networks ...............................      28,900          3,643,206
*NetIQ ..........................................      26,600          2,324,175
*Palm ...........................................      11,900            336,919
*Peregrine Systems ..............................      88,000          1,738,000
*Quest Software .................................      70,100          1,967,181
*Sonus Networks .................................      13,300            335,825
*StorageNetworks ................................      46,600          1,156,263
*VeriSign .......................................      23,100          1,713,731
*Veritas Software ...............................      31,525          2,758,438
                                                                      ----------
                                                                      28,786,457
                                                                      ----------

 Consumer Products-1.35%
*Gemstar-TV Guide International .................      28,300          1,312,413
                                                                      ----------
                                                                       1,312,413
                                                                      ----------

Electronics & Electrical Equipment-10.47%
*Applied Micro Circuits .........................      65,200          4,893,056
*JDS Uniphase ...................................      52,080          2,171,085
*Micrel .........................................      56,500          1,903,344
*PMC-Sierra .....................................      15,600          1,226,550
                                                                      ----------
                                                                      10,194,035
                                                                      ----------

                                                       Number           Market
                                                      of Shares         Value
 COMMON STOCK (Continued)
 Energy-2.86%
 Dynegy .........................................      49,700       $  2,786,306
                                                                    ------------
                                                                       2,786,306
                                                                    ------------

 Healthcare & Pharmaceuticals-7.89%
*Genentech ......................................      55,300          4,506,950
*Pain Therapeutics ..............................      35,200            523,600
*Sepracor .......................................      29,700          2,379,713
*United Therapeutics ............................      18,600            274,350
                                                                    ------------
                                                                       7,684,613
                                                                    ------------
 Insurance-1.01%
 Allmerica Financial ............................      13,600            986,000
                                                                    ------------
                                                                         986,000
                                                                    ------------
 Leisure, Lodging & Entertainment-4.13%
*Brinker International ..........................      67,400          2,847,650
 Carnival Cruise Lines ..........................      38,200          1,177,037
                                                                    ------------
                                                                       4,024,687
                                                                    ------------
 Retail-10.89%
*Bed Bath & Beyond ..............................     112,000          2,506,000
 Home Depot .....................................      12,000            548,250
*Kohl's .........................................      70,000          4,270,000
 Limited ........................................       5,000             85,312
*Starbucks ......................................      41,600          1,840,800
 Walgreen .......................................      32,300          1,350,544
                                                                    ------------
                                                                      10,600,906
                                                                    ------------
 Telecommunications-4.73%
*Comcast - Special Class A ......................      26,400          1,102,200
*Network Appliance ..............................      38,700          2,485,870
*QUALCOMM .......................................       7,900            649,281
*XO Communications ..............................      20,600            366,938
                                                                    ------------
                                                                       4,604,289
                                                                    ------------
 Transportation & Shipping-1.38%
 Expeditors International .......................      25,000          1,342,187
                                                                    ------------
                                                                       1,342,187
                                                                    ------------
 Utilities-3.53%
*AES ............................................      26,200          1,450,825
 Duke Energy ....................................      23,300          1,986,325
                                                                    ------------
                                                                       3,437,150
                                                                    ------------

 Total Common Stock
 (cost $92,097,717) .............................                     91,412,569
                                                                    ------------



                                                                 Select Growth-3

Select Growth Series
Statement of Net Assets (Continued)

                                                     Principal          Market
                                                      Amount             Value
REPURCHASE AGREEMENTS-5.05%
 With BNP Paribas 6.00% 1/2/01
 (dated 12/29/00, collateralized by
 $503,000 U.S. Treasury Notes
 11.625% due 11/15/02,
 market value $566,702 and
 $216,000 U.S. Treasury Notes
 11.875% due 11/15/03,
 market value $257,535 and
 $744,000 U.S. Treasury Notes
 11.625% due 11/15/04,
 market value $922,281) ..........................  $1,708,000       $1,708,000
With Chase Manhattan 5.85% 1/2/01
 (dated 12/29/00, collateralized by
 $1,690,000 U.S. Treasury Notes
 6.00% due 9/30/02
 market value $1,737,777) ........................    1,695,00        1,695,000
With J.P. Morgan Securities 5.90% 1/2/01
 (dated 12/29/00, collateralized
 by $1,387,000 U.S. Treasury Bills
 due 3/29/01, market value
 $1,369,042 and $150,000
 U.S. Treasury Notes 10.75%
 due 5/15/03, market value $170,347) .............   1,508,000        1,508,000
                                                                     ----------
Total Repurchase Agreements
 (cost $4,911,000)                                                    4,911,000
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES-98.94% (cost $97,008,717) ............................      96,323,569

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-1.06% .................................       1,035,700
                                                                                           ------------
NET ASSETS APPLICABLE TO 8,939,900 SHARES OUTSTANDING-100.00% .........................     $97,359,269
                                                                                           ============

NET ASSET VALUE-SELECT GROWTH SERIES STANDARD CLASS ($80,442,981 / 7,385,423 shares) ..          $10.89
                                                                                                 ======
NET ASSET VALUE-SELECT GROWTH SERIES SERVICE CLASS ($16,916,288 / 1,554,477 shares) ...          $10.88
                                                                                                 ======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2000:
Shares of beneficial interest (unlimited authorization-no par) ........................    $113,893,612
Accumulated net realized loss on investments ..........................................     (15,849,195)
Net unrealized depreciation of investments ............................................        (685,148)
                                                                                           ------------
Total net assets ......................................................................    $ 97,359,269
                                                                                           ============

------
*Non-income producing security for the year ended December 31, 2000.

                             See accompanying notes.
                                                                 Select Growth-4

Delaware Group Premium Fund-
Select Growth Series
Statement of Operations
Year Ended December 31, 2000

INVESTMENT INCOME:
Interest ....................................................     $    333,966
Dividends ...................................................          175,209
                                                                  ------------
                                                                       509,175
                                                                  ------------
EXPENSES:
Management fees .............................................          734,357
Accounting and administration expenses ......................           42,215
Registration fees ...........................................           19,060
Reports and statements to shareholders ......................           17,600
Professional fees ...........................................           16,655
Distribution expense-Service Class ..........................           15,061
Custodian fees ..............................................           11,985
Dividend disbursing and transfer agent fees and expenses ....            9,896
Trustees' fees ..............................................            2,650
Taxes (other than taxes on income) ..........................            2,335
Other .......................................................           10,397
                                                                  ------------
                                                                       882,211

Less expenses absorbed or waived ............................          (53,883)
Less expenses paid indirectly ...............................           (9,824)
                                                                  ------------
Total expenses ..............................................          818,504
                                                                  ------------
NET INVESTMENT LOSS .........................................         (309,329)
                                                                  ------------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
Net realized loss on investments ............................      (15,456,068)
Net change in unrealized appreciation/
  depreciation of investments ...............................      (12,117,906)
                                                                  ------------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS .......................................      (27,573,974)
                                                                  ------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS .................................     ($27,883,303)
                                                                  ============

                             See accompanying notes

Delaware Group Premium Fund-
Select Growth Series
Statements of Changes In Net Assets

                                                     Year Ended     5/3/99* to
                                                      12/31/00       12/31/99
                                                    -----------     -----------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income (loss) ....................   ($  309,329)    $    41,738
Net realized gain (loss) on investments .........   (15,456,068)      1,312,565
Net change in unrealized appreciation/
  depreciation of investments ...................   (12,117,906)     11,432,758
                                                    -----------     -----------
Net increase (decrease) in net assets
  resulting from operations .....................   (27,883,303)     12,787,061
                                                    -----------     -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income:
  Standard Class ................................       (42,125)              -
  Service Class .................................             -               -
Net realized gain on investments:
  Standard Class ................................    (1,715,097)              -
  Service Class .................................             -               -
                                                    -----------     -----------
                                                     (1,757,222)              -
                                                    -----------     -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  Standard Class ................................    71,126,791      45,344,441
  Service Class .................................    21,063,384               -
Net asset value of shares issued upon
  reinvestment of distributions:
  Standard Class ................................     1,757,222               -
  Service Class .................................             -               -
                                                    -----------     -----------
                                                     93,947,397      45,344,441
                                                    -----------     -----------
Cost of shares repurchased:
  Standard Class ................................   (19,876,828)     (4,602,949)
  Service Class .................................      (599,328)              -
                                                    -----------     -----------
                                                    (20,476,156)     (4,602,949)
                                                    -----------     -----------
Increase in net assets derived from capital
  share transactions ............................    73,471,241      40,741,492
                                                    -----------     -----------

NET INCREASE IN NET ASSETS ......................    43,830,716      53,528,553

NET ASSETS:
Beginning of period .............................    53,528,553               -
                                                    -----------     -----------
End of period ...................................   $97,359,269     $53,528,553
                                                    ===========     ===========
------
*Date of commencement of operations.

                             See accompanying notes

                                                                 Select Growth-5

Delaware Group Premium Fund-Select Growth Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                         Select Growth Series Standard Class
                                                             Year                  5/3/99(1)
                                                            Ended                     to
                                                          12/31/00                 12/31/99
                                                        ------------------------------------
Net asset value, beginning of period .................  $14.300                     $10.000

Income (loss) from investment operations:
Net investment income (loss)(2) ......................   (0.040)                      0.011
Net realized and unrealized gain (loss)
  on investments .....................................   (3.078)                      4.289
                                                        -------                     -------
Total from investment operations .....................   (3.118)                      4.300
                                                        -------                     -------

Less dividends and distributions:
Dividends from net investment income .................   (0.007)                          -
Distributions from net realized gain on investments ..   (0.285)                          -
                                                        -------                     -------
Total dividends and distributions ....................   (0.292)                          -
                                                        -------                     -------

Net asset value, end of period .......................  $10.890                     $14.300
                                                        =======                     =======

Total return(3) ......................................  (22.46%)                     42.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..............  $80,443                     $53,529
Ratio of expenses to average net assets ..............    0.82%                       0.80%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly ....    0.89%                       0.81%
Ratio of net investment income (loss) to average
  net assets .........................................   (0.30%)                      0.32%
Ratio of net investment income (loss) to average
  net assets prior to expense limitation and
  expenses paid indirectly ...........................   (0.37%)                      0.29%
Portfolio turnover ...................................     158%                        174%

------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the year ended December 31, 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

                                                                 Select Growth-6

Select Growth Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout the period were as follows:

                                                                               Select Growth Series Service Class
                                                                                           5/1/00(1)
                                                                                             to
                                                                                           12/31/00
                                                                                           --------
Net asset value, beginning of period ..........................................            $13.160

Loss from investment operations:
Net investment loss(2) ........................................................             (0.043)
Net realized and unrealized loss on investments ...............................             (2.237)
                                                                                           -------
Total from investment operations ..............................................             (2.280)
                                                                                           -------

Net asset value, end of period ................................................            $10.880
                                                                                           =======

Total return(3) ...............................................................            (17.33%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) .......................................            $16,916
Ratio of expenses to average net assets .......................................              0.99%
Ratio of expenses to average net assets prior to expense limitation and
  expenses paid indirectly ....................................................              1.06%
Ratio of net investment loss to average net assets ............................             (0.48%)
Ratio of net investment loss to average net assets prior to expense
  limitation and expenses paid indirectly .....................................             (0.55%)
Portfolio turnover ............................................................               158%

------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

                                                                 Select Growth-7

Delaware Group Premium Fund-Select Growth Series
Notes to Financial Statements
December 31, 2000

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series (formerly Delaware Balanced Series), Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series (formerly DelCap Series), High Yield Series (formerly Delchester Series), International Equity Series, REIT Series, Select Growth Series (formerly Aggressive Growth Series), Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Select Growth Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended. The Series offers two classes of shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares do carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek to provide long-term capital appreciation. It attempts to achieve this objective by investing primarily in equity securities of companies providing the potential for high earnings growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $2,372 for the year ended December 31, 2000. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These earnings credits were $7,452 for the year ended December 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2001.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

                                                                 Select Growth-8

Select Growth Series
Notes to Financial Statements (Continued)

2. Investment Management and Other Transactions with Affiliates (Continued) Pursuant to the distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets.

At December 31, 2000, the Series had liabilities payable to affiliates as follows:



                                         Dividend disbursing,       Other
                       Investment        transfer agent fees,      expenses
                       management          accounting fees          payable
                     fee payable to      and other expense          to DMC
                          DMC               payable to DSC       and affiliates
                     --------------      --------------------    --------------
                       $51,346                 $4,350              $12,008

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Series. These officers, trustees and employees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2000, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

  Purchases ...............  $216,852,792
  Sales ...................  $142,415,491

At December 31, 2000, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                           Aggregate         Aggregate
         Cost of          unrealized        unrealized       Net unrealized
       investments       appreciation      depreciation       depreciation
       -----------       ------------     -------------      --------------
       $98,936,445       $12,451,644      ($15,064,520)       ($2,612,876)

For federal income tax purposes, the Series had accumulated capital losses as of December 31, 2000, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                                    Year of Expiration
                                          2008
                                    ------------------
                                       $10,589,983
4. Capital Shares
Transactions in capital shares were as follows:

                                                             Year       Period
                                                             Ended      Ended
                                                           12/31/00    12/31/99*
                                                         ----------  ----------
Shares sold:
  Standard Class .....................................    4,895,777   4,188,091
  Service Class ......................................    1,607,098           -

Shares issued upon reinvestment of distributions:
  Standard Class .....................................      105,286           -
  Service Class ......................................            -           -
                                                         ----------  ----------
                                                          6,608,161   4,188,091
                                                         ----------  ----------
Shares repurchased:
  Standard Class .....................................   (1,359,377)   (444,354)
  Service Class ......................................      (52,621)          -
                                                         ----------  ----------
                                                         (1,411,998)   (444,354)
                                                         ----------  ----------
Net increase .........................................    5,196,163   3,743,737
                                                         ==========  ==========
------
*Commenced operations on 5/3/99.

                                                                 Select Growth-9

Select Growth Series
Notes to Financial Statements (Continued)

5. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2000, or at any time during the period.

6. Credit and Market Risk
The Series invests a significant portion of its assets in small- and medium-sized companies and may be subject to certain risks associated with ownership of securities of small- and medium-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

7. Tax Information (Unaudited)
For the fiscal year ended December 31, 2000, the Series designates distributions paid during the year as follows:



              (A)               (B)
           Long-Term         Ordinary             (C)
         Capital Gains        Income            Total            (D)
         Distributions     Distributions    Distributions     Qualifying
          (Tax Basis)       (Tax Basis)      (Tax Basis)     Dividends(1)
         -------------     -------------    -------------    ------------
              --               100%              100%             --

------
(A) and (B) are based on a percentage of the Series' total distributions.
(D) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                                Select Growth-10

Delaware Group Premium Fund-Select Growth Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Select Growth Series

We have audited the accompanying statement of net assets of Select Growth Series (the "Series") as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and for the period May 3, 1999 (commencement of operations) through December 31, 1999, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Select Growth Series at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period May 3, 1999 (commencement of operations) through December 31, 1999, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                             /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 5, 2001

                                                                Select Growth-11

FOR GROWTH OF CAPITAL

Small Cap Value Series

Investment Strategy and Performance in 2000
         Throughout 2000, severe levels of volatility struck nearly every major stock market index, causing 2000 to be the worst year in the equity markets since 1990. Small Cap Value Series provided a solid return during the turbulent year, as many investors rotated their money into safer, value-oriented securities. The Series, which primarily invests in small, undervalued companies, returned +18.18% (Standard Class shares with capital change plus reinvestment of all distributions) for the fiscal year ended December 31, 2000. The Series' performance lagged that of its benchmark, the Russell 2000 Value Index, which returned +22.81% for the same period. This underperformance can be attributed, in part, to the Series' holdings in cyclical stocks, which are sensitive to changes in the economy and suffered from interest rate increases in the beginning of the year.

Portfolio Snapshot
         The Series focuses on stocks of U.S. companies that have a market capitalization between $400 million and $1.5 billion. From this universe, we seek out companies that trade actively, allowing us to increase or decrease our holdings of a company without significantly affecting its price. We evaluate a company's free cash flow or the amount of money a business generates through its operations to gauge its ability to expand and respond to competition.
         In fiscal 2000, financial services made up the Series' largest sector. Our holdings in banks and insurance companies performed well over the year. Other top-performing sectors include energy, real estate investment trusts and healthcare.
         Sectors that had a negative impact on performance include those in economically sensitive areas of the economy, such as basic industries and capital goods. Companies that are dependent on price increases (with the exception of energy and oil) generally suffered this year, because they were unable to pass along such increases to the public.

Investment Outlook
         Generally, we maintain a positive outlook for the equities market. We are optimistic that the Fed's recent interest rate decreases will create a much-needed resurgence in the U.S. economy, and in turn, boost investors' confidence, which has been seriously dampened in recent months.
         In the near term, it is likely that we will increase the Series' holdings in companies that tend to benefit from a lower interest rate environment. We will look to companies in the financial sector, as well as those that typically perform well in the "early cycle" phase of economic growth, such as consumer cyclicals and retail stocks.
         Because many stocks have suffered declines in the past few months, we view them as well positioned for growth in the near future. While the accumulated impact of higher energy prices and uncertainty about the direction of the U.S. economy have caused some softness in prices and earnings, we believe economic fundamentals are still sound.

--------------------------------------------------------------------------------
Small Cap Value Series Investment Objective
The Series seeks capital appreciation. It attempts to achieve this objective by investing in stocks of small companies whose market value appears low, relative to underlying value or future potential.
--------------------------------------------------------------------------------

                                                               Small-Cap Value-1

Growth of a $10,000 Investment
December 27, 1993 (Series' inception)
through December 31, 2000
                                                       Small Cap
                                  Russell 2000       Value Series
           Russell 2000 Index     Value Index    Standard Class Shares
Dec. '93         $10,000            $10,000            $10,000
Dec. '94         $ 9,818            $ 9,845            $10,290
Dec. '95         $12,600            $12,380            $12,744
Dec. '96         $14,678            $15,026            $15,617
Dec. '97         $17,961            $19,787            $20,757
Dec. '98         $17,504            $18,511            $19,761
Dec. '99         $21,224            $18,235            $18,802
Dec. '00         $20,556            $22,393            $22,220

Ending Values
Russell 2000 Value Index - $22,393
Your Fund - $22,220
Russell 2000 Index - $20,556

          Small Cap Value Series
       Average Annual Total Returns
-------------------------------------------
           Standard Class    Service Class
              Shares(1)         Shares(2)

Lifetime       +12.06%           +18.78%
Five Years     +11.76%                --
One Year       +18.18%                --

For the periods ended December 31, 2000

(1)Commenced operations on December 27, 1993.

(2)Commenced operations on May 1, 2000.


Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in Small Cap Value Series Standard Class shares, the Russell 2000 Index, and the Russell 2000 Value Index for the period from the Series' inception on December 27, 1993 through December 31, 2000. Returns plotted on the chart were as of the last day of each successive year shown. All distributions were reinvested. In the past, the Series' benchmark was the Russell 2000 Index, which tracks the performance of small company stocks in the U.S. The Series now uses the Russell 2000 Value Index as its benchmark because it more accurately represents the investment strategy of Small Cap Value Series. The Russell 2000 Value Index tracks the performance of small, U.S. company stocks with a value orientation. Both indexes are unmanaged, with no set investment objective and do not include the "real world" cost of managing a mutual fund. You cannot invest directly in an index. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                               Small-Cap Value-2

Delaware Group Premium Fund-Small Cap Value Series
Statement of Net Assets
December 31, 2000

                                                     Number            Market
                                                   of Shares           Value
 COMMON STOCK-97.39%
 Automobiles & Automotive Parts-1.01%
 Borg-Warner Automotive .........................    15,908        $    636,320
 CLARCOR ........................................    20,350             420,991
                                                                    -----------
                                                                      1,057,311
                                                                    -----------
 Banking, Finance & Insurance-22.14%
 Associated Banc-Corp ...........................    44,380           1,348,043
*Avis Group Holdings ............................    37,500           1,221,094
 Colonial Bancgroup .............................   134,500           1,445,875
 Commercial Federal .............................    56,700           1,102,106
 Compass Bancshares .............................    60,400           1,442,050
 Cullen Frost Bankers ...........................    56,600           2,366,588
 Everest Reinsurance Holdings ...................    50,700           3,631,388
*Financial Federal ..............................    47,250           1,128,094
 Hudson United Bancorp ..........................    38,110             797,928
 Liberty Financial Companies ....................    56,100           2,499,956
 PartnerRe ......................................    30,300           1,848,300
 PMI Group ......................................    25,000           1,692,188
 Presidential Life ..............................    84,100           1,256,244
 Westamerica Bancorporation .....................    34,900           1,500,700
                                                                    -----------
                                                                     23,280,554
                                                                    -----------
 Buildings & Materials-4.82%
 D.R. Horton ....................................   105,112           2,568,675
*Griffon ........................................   132,900           1,046,588
 Kaufman & Broad Home ...........................    43,100           1,451,931
                                                                    -----------
                                                                      5,067,194
                                                                    -----------
 Cable, Media & Publishing-0.83%
 Belo (A.H.) ....................................    54,800             876,800
                                                                    -----------
                                                                        876,800
                                                                    -----------
 Chemicals-4.34%
*Cytec Industries ...............................    24,300             970,481
 OM Group .......................................    40,700           2,223,238
*Scotts .........................................    37,000           1,366,688
                                                                    -----------
                                                                      4,560,407
                                                                    -----------
 Computers & Technology-5.03%
*Black Box ......................................    11,100             536,269
*Mercury Computer Systems .......................    38,100           1,769,269
*Parametric Technology ..........................    63,600             854,625
*Synopsys .......................................    31,100           1,475,306
*Take-Two Interactive Software ..................    56,700             652,050
                                                                    -----------
                                                                      5,287,519
                                                                    -----------
 Electronics & Electrical Equipment-2.15%
*Galileo Technology .............................    65,800             888,300
*International Rectifier ........................    22,200             666,000
*Plexus .........................................    23,300             708,102
                                                                    -----------
                                                                      2,262,402
                                                                    -----------
 Energy-13.21%
 Helmerich & Payne ..............................    59,900           2,628,113
*Louis Dreyfus Natural Gas ......................    31,800           1,456,838
*Marine Drilling ................................    43,800           1,171,650
 NICOR ..........................................    29,100           1,256,756
 NUI ............................................    41,700           1,342,219
*Ocean Energy ...................................   110,200           1,914,725
 Tidewater ......................................    37,000           1,641,875
 Valero Energy ..................................    35,900           1,335,031
*Westport Resources .............................    52,000           1,140,750
                                                                    -----------
                                                                     13,887,957
                                                                    -----------

                                                     Number            Market
                                                   of Shares           Value
 COMMON STOCK (Continued)
 Engineering & Construction-2.53%
*Jacobs Engineering Group .......................    57,700         $ 2,665,019
                                                                    -----------
                                                                      2,665,019
                                                                    -----------
 Food, Beverage & Tobacco-4.36%
*Constellation Brands ...........................    27,100           1,592,125
 Sensient Technologies ..........................    21,400             486,850
*Suiza Foods ....................................    52,300           2,510,400
                                                                    -----------
                                                                      4,589,375
                                                                    -----------
 Healthcare & Pharmaceuticals-8.08%
*AmeriSource Health Class A .....................    14,500             732,250
*Charles River Laboratories .....................    24,000             657,000
*Community Health Systems .......................    45,700           1,599,500
 Cooper Companies ...............................    21,900             873,263
 Invacare .......................................    55,900           1,914,575
*Steris .........................................    29,500             475,688
*Varian Medical Systems .........................    33,000           2,241,938
                                                                    -----------
                                                                      8,494,214
                                                                    -----------
 Industrial Machinery-2.59%
 Cummins Engine .................................    18,600             705,638
 Kaydon .........................................    52,400           1,303,450
 Smith (A.O.) ...................................    41,850             714,066
                                                                    -----------
                                                                      2,723,154
                                                                    -----------
 Leisure, Lodging & Entertainment-0.49%
 Applebee's International .......................    16,300             512,431
                                                                    -----------
                                                                        512,431
                                                                    -----------
 Metals & Mining-0.57%
 CIRCOR International ...........................    20,700             207,000
*Mueller Industries .............................    14,500             388,781
                                                                    -----------
                                                                        595,781
                                                                    -----------
 Packaging & Containers-1.20%
*Pactiv .........................................   102,300           1,265,963
                                                                    -----------
                                                                      1,265,963
                                                                    -----------
 Real Estate-7.91%
 Cabot Industrial Trust .........................    95,500           1,832,406
 Kilroy Realty ..................................    53,400           1,525,238
 Pan Pacific Retail Properties ..................    88,400           1,972,425
 Prentiss Properties Trust ......................    60,800           1,637,800
 Reckson Associates Realty ......................    54,000           1,353,375
                                                                    -----------
                                                                      8,321,244
                                                                    -----------
 Retail-3.81%
*Barnes & Noble .................................    61,300           1,624,450
*BJ's Wholesale Club ............................    42,600           1,634,775
*Zale ...........................................    25,600             744,000
                                                                    -----------
                                                                      4,003,225
                                                                    -----------
 Telecommunications-1.04%
*Adtran .........................................    30,500             648,125
*Brightpoint ....................................   127,400             445,900
                                                                    -----------
                                                                      1,094,025
                                                                    -----------
 Textiles, Apparel & Furniture-4.51%
 Ethan Allen Interiors ..........................    12,600             422,100
*Furniture Brands International .................    45,100             949,919
 LA-Z-Boy .......................................    27,700             436,275
*Lear ...........................................    22,400             555,800
*Quiksilver .....................................    44,600             864,125
 Wolverine World Wide ...........................    99,500           1,517,375
                                                                    -----------
                                                                      4,745,594
                                                                    -----------



                                                               Small-Cap Value-3

Small Cap Value Series
Statement of Net Assets (Continued)

                                                     Number            Market
                                                   of Shares           Value
 COMMON STOCK (Continued)
 Transportation & Shipping-2.76%
 Alexander & Baldwin ............................    51,800        $  1,359,750
*Mesaba Holdings ................................    53,200             668,325
 USFreightways ..................................    29,100             875,273
                                                                    -----------
                                                                      2,903,348
                                                                    -----------
 Utilities-2.23%
 California Water Service Group .................    34,200             923,400
 Conectiv .......................................    71,100           1,426,444
                                                                    -----------
                                                                      2,349,844
                                                                    -----------
 Miscellaneous-1.78%
 Federal Signal .................................    95,600           1,876,150
                                                                    -----------
                                                                      1,876,150
                                                                    -----------
 Total Common Stock
  (cost $81,006,352) ............................                   102,419,511
                                                                    -----------

                                                    Principal
                                                     Amount
REPURCHASE AGREEMENTS-11.10%
With BNP Paribas 6.00%
 1/2/01 (dated 12/29/00, collateralized
 by $1,195,000 U.S. Treasury
 Notes 11.625% due 11/15/02,
 market value $1,347,576 and
 $514,000 U.S. Treasury Notes
 11.875% due 11/15/03, market
 value $612,398 and $1,769,000
 U.S. Treasury Notes 11.625%
 due 11/15/04, market value
 $2,193,117) ....................................$4,063,000           4,063,000
With Chase Manhattan 5.85%
 1/2/01 (dated 12/29/00, collateralized
 by $4,020,000 U.S. Treasury
 Notes 6.00% due 9/30/02,
 market value $4,132,307) ....................... 4,030,000           4,030,000
With J.P. Morgan Securities
 5.90% 1/2/01 (dated 12/29/00,
 collateralized by $3,298,000
 U.S. Treasury Bills due 3/29/01,
 market value $3,255,481 and
 $357,000 U.S. Treasury Notes
 10.75% due 5/15/03, market
 value $405,073) ................................ 3,585,000           3,585,000
                                                                   ------------
Total Repurchase Agreements(cost $11,678,000) ...                    11,678,000
                                                                   ------------

  TOTAL MARKET VALUE OF SECURITIES-108.49% (cost $92,684,352) ..... 114,097,511

**LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(8.49%) .........  (8,929,719)
                                                                   ------------

  NET ASSETS APPLICABLE TO 5,959,181 SHARES OUTSTANDING-100.00% ...$105,167,792
                                                                   ============
  NET ASSET VALUE-SMALL CAP VALUE SERIES STANDARD CLASS
   ($103,913,711 / 5,888,120 shares) ..............................      $17.65
                                                                         ======
  NET ASSET VALUE-SMALL CAP VALUE SERIES SERVICE CLASS
   ($1,254,081 / 71,061 shares) ...................................      $17.65
                                                                         ======
  COMPONENTS OF NET ASSETS AT DECEMBER 31, 2000:
  Shares of beneficial interest (unlimited authorization-no par) .. $89,693,850
  Undistributed net investment income .............................   1,106,659
  Accumulated net realized loss on investments ....................  (7,045,876)
  Net unrealized appreciation of investments ......................  21,413,159
                                                                   ------------
  Total net assets ................................................$105,167,792
                                                                   ============
-----------------
 *Non-income producing security for the year ended December 31, 2000.
**Of this amount $5,693,107 represents payable for securities purchased at December 31, 2000.

                             See accompanying notes
                                                               Small-Cap Value-4

Delaware Group Premium Fund-
Small Cap Value Series
Statement of Operations
Year Ended December 31, 2000


INVESTMENT INCOME:
Dividends .......................................................   $ 1,583,177
Interest ........................................................       321,039
                                                                    -----------
                                                                      1,904,216
                                                                    -----------
EXPENSES:
Management fees .................................................       702,781
Reports and statements to shareholders ..........................        58,575
Accounting and administration expenses ..........................        38,132
Dividend disbursing and transfer agent fees
 and expenses ...................................................         9,494
Professional fees ...............................................         8,680
Taxes (other than taxes on income) ..............................         5,360
Trustees' fees ..................................................         2,608
Custodian fees ..................................................         1,058
Distribution expense-Service Class ..............................           378
Other ...........................................................         8,894
                                                                    -----------
                                                                        835,960
Less expenses absorbed or waived ................................       (37,581)
Less expenses paid indirectly ...................................        (2,155)
                                                                    -----------
Total expenses ..................................................       796,224
                                                                    -----------

NET INVESTMENT INCOME ...........................................     1,107,992
                                                                    -----------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments ................................    (6,381,546)
Net change in unrealized appreciation / depreciation
 of investments .................................................    21,557,886
                                                                    -----------

NET REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS ............................................    15,176,340
                                                                    -----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ......................................   $16,284,332
                                                                    ===========


                             See accompanying notes

Delaware Group Premium Fund-
Small Cap Value Series
Statements of Changes In Net Assets



                                                    Year Ended      Year Ended
                                                     12/31/00        12/31/99
                                                   ------------    ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS:
Net investment income ...........................  $  1,107,992    $  1,127,259
Net realized gain (loss) on investments .........    (6,381,546)      2,075,493
Net change in unrealized appreciation /
 depreciation of investments ....................    21,557,886      (8,409,767)
                                                   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations ......................    16,284,332      (5,207,015)
                                                   ------------    ------------

DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class .................................    (1,124,954)     (1,227,218)
 Service Class ..................................             -               -
Net realized gain on investments:
 Standard Class .................................    (1,404,672)       (503,474)
 Service Class ..................................             -               -
                                                   ------------    ------------
                                                     (2,529,626)     (1,730,692)
                                                   ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class .................................    32,758,419      18,087,758
 Service Class ..................................     1,168,667               -
Net asset value of shares issued upon
 reinvestment of distributions:
 Standard Class .................................     2,529,626       1,730,692
 Service Class ..................................             -               -
                                                   ------------    ------------
                                                     36,456,712      19,818,450
                                                   ------------    ------------
Cost of shares repurchased:
 Standard Class .................................   (40,463,151)    (21,445,285)
 Service Class ..................................        (5,357)              -
                                                   ------------    ------------
                                                    (40,468,508)    (21,445,285)
                                                   ------------    ------------
Decrease in net assets derived from capital
 share transactions .............................    (4,011,796)     (1,626,835)
                                                   ------------    ------------

NET INCREASE (DECREASE)
 IN NET ASSETS ..................................     9,742,910      (8,564,542)

NET ASSETS:
Beginning of period .............................    95,424,882     103,989,424
                                                   ------------    ------------
End of period ...................................  $105,167,792    $ 95,424,882
                                                   ============    ============


                             See accompanying notes

                                                               Small-Cap Value-5

Delaware Group Premium Fund-Small-Cap Value Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:



                                                                                   Small-Cap Value Series Standard Class
                                                                                            Year Ended December 31,
                                                                         2000         1999         1998         1997          1996
                                                                      --------------------------------------------------------------
Net asset value, beginning of period ..............................    $15.360      $16.450      $17.920      $14.500       $12.470

Income (loss) from investment operations:
Net investment income(1) ..........................................      0.182        0.182        0.196        0.122         0.112
Net realized and unrealized gain (loss) on investments ............      2.524       (0.997)      (1.036)       4.338         2.548
                                                                       -------      -------      -------      -------       -------
Total from investment operations ..................................      2.706       (0.815)      (0.840)       4.460         2.660
                                                                       -------      -------      -------      -------       -------

Less dividends and distributions:
Dividends from net investment income ..............................     (0.185)      (0.195)      (0.135)      (0.110)       (0.180)
Distributions from net realized gain on investments ...............     (0.231)      (0.080)      (0.495)      (0.930)       (0.450)
                                                                       -------      -------      -------      -------       -------
Total dividends and distributions .................................     (0.416)      (0.275)      (0.630)      (1.040)       (0.630)
                                                                       -------      -------      -------      -------       -------

Net asset value, end of period ....................................    $17.650      $15.360      $16.450      $17.920       $14.500
                                                                       =======      =======      =======      =======       =======

Total return(2) ...................................................     18.18%       (4.86%)      (4.79%)      32.91%        22.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...........................   $103,914      $95,425     $103,989      $84,071       $23,683
Ratio of expenses to average net assets ...........................      0.85%        0.85%        0.83%        0.80%         0.80%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly ..........................      0.89%        0.85%        0.85%        0.90%         0.99%
Ratio of net investment income to average net assets ..............      1.18%        1.16%        1.32%        1.24%         1.28%
Ratio of net investment income to average net assets prior
 to expense limitation and expenses paid indirectly ...............      1.14%        1.16%        1.30%        1.14%         1.09%
Portfolio turnover ................................................        84%          47%          45%          41%           84%

-----------------
(1)Per share information for the year ended December 31, 2000 was based on the average shares outstanding method.
(2)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.



                             See accompanying notes


                                                               Small-Cap Value-6

Small-Cap Value Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout the period was as follows:



                                            Small-Cap Value Series Service Class
                                                          5/1/00(1)
                                                             to
                                                          12/31/00
                                                          --------
Net asset value, beginning of period ..................   $14.860

Income from investment operations:
Net investment income(2) ..............................     0.124
Net realized and unrealized gain on investments .......     2.666
                                                          -------
Total from investment operations ......................     2.790
                                                          -------

Net asset value, end of period ........................   $17.650
                                                          =======

Total return(3) .......................................    18.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...............    $1,254
Ratio of expenses to average net assets ...............     1.00%
Ratio of expenses to average net assets prior
 to expense limitation and expenses paid indirectly ...     1.06%
Ratio of net investment income to average net assets ..     1.02%
Ratio of net investment income to average
 net assets prior to expense limitation
 and expenses paid indirectly .........................     0.96%
Portfolio turnover ....................................       84%

-----------------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)Per share information was based on the average shares outstanding method.
(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.


                             See accompanying notes



                                                               Small-Cap Value-7

Delaware Group Premium Fund-Small Cap Value Series
Notes to Financial Statements
December 31, 2000

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series (formerly Delaware Balanced Series), Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series (formerly DelCap Series), High Yield Series (formerly Delchester Series), International Equity Series, REIT Series, Select Growth Series (formerly Aggressive Growth Series), Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Small Cap Value Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended. The Series offers two classes of shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares do carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek capital appreciation. It attempts to achieve this objective by investing in stocks of small companies whose market value appears low, relative to underlying value or future potential.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $2,155 for the year ended December 31, 2000. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2001.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

                                                               Small-Cap Value-8

Small Cap Value Series
Notes to Financial Statements (Continued)

2. Investment Management and Other Transactions with Affiliates (Continued) Pursuant to the distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets.

At December 31, 2000, the Series had liabilities payable to affiliates as follows:



                       Dividend disbursing,       Other
        Investment     transfer agent fees,      expenses
        management       accounting fees         payable
      fee payable to    and other expenses       to DMC
           DMC            payable to DSC      and affiliates
      --------------   --------------------   --------------
         $61,948             $4,181              $8,766

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Series. These officers, trustees and employees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2000, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

 Purchases ...............  $74,897,643
 Sales ...................  $77,296,768

At December 31, 2000, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                             Aggregate        Aggregate
           Cost of          unrealized       unrealized      Net unrealized
         investments       appreciation     depreciation      appreciation
         -----------       ------------     ------------     --------------
         $93,064,536        $23,748,296     ($2,715,321)       $21,032,975

For federal income tax purposes, the Series had accumulated capital losses as of December 31, 2000, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:



         Year of Expiration
                2008
         ------------------
             $5,079,649


4. Capital Shares
Transactions in capital shares were as follows:

                                                    Year               Year
                                                    Ended             Ended
                                                   12/31/00          12/31/99
                                                   --------          --------
Shares sold:
 Standard Class ................................   2,093,239         1,162,723
 Service Class .................................      71,392

Shares issued upon reinvestment of distributions:
 Standard Class ................................     173,261           118,948
 Service Class .................................           -                 -
                                                   ---------        ----------
                                                   2,337,892         1,281,671
                                                   ---------        ----------

Shares repurchased:
 Standard Class ................................  (2,589,397)       (1,390,784)
 Service Class .................................        (331)                -
                                                   ---------        ----------
                                                  (2,589,728)       (1,390,784)
                                                   ---------        ----------
Net decrease ...................................    (251,836)         (109,113)
                                                   =========        ==========


                                                               Small-Cap Value-9

Small Cap Value Series
Notes to Financial Statements (Continued)

5. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2000, or at any time during the year.

6. Credit and Market Risk
The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

7. Tax Information (Unaudited)
For the fiscal year ended December 31, 2000, the Series designates distributions paid during the year as follows:


          (A)                (B)
       Long-Term          Ordinary           (C)
      Capital Gains        Income           Total              (D)
      Distributions     Distributions    Distributions     Qualifying
      (Tax Basis)        (Tax Basis)      (Tax Basis)      Dividends(1)
      -------------     -------------    -------------     ------------
          32%                68%             100%             100%

-----------------
(A) and (B) are based on a percentage of the Series' total distributions.
(D) is based on a percentage of ordinary income of the Series.
(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.


                                                              Small-Cap Value-10

Delaware Group Premium Fund-Small Cap Value Series
Report of Independent Auditors


To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Small Cap Value Series

We have audited the accompanying statement of net assets of Small Cap Value Series (the "Series") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Value Series at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 5, 2001



                                                              Small-Cap Value-11

FOR GROWTH OF CAPITAL

Social Awareness Series

Investment Strategy and Performance in 2000
         Throughout the year 2000, severe levels of volatility struck nearly every major stock market index, causing 2000 to be the worst year in the equity markets since 1990. The Social Awareness Series was a victim of the turbulent market conditions, returning -9.37% (Standard Class shares with capital change plus reinvestment of all distributions) for its fiscal year ended December 31, 2000. The Series underperformed its benchmark, the Standard & Poor's 500 Index, which returned -9.11% for the same period.
         The Social Awareness Series, following the guidelines of its investment strategy, focuses on stocks with both growth and value characteristics. The Series holds stocks among diverse industries, including banking, healthcare, technology and telecommunications. The Series selects appropriate holdings for the portfolio by using social screens, which eliminate companies that:

        o  pollute the environment

        o  participate in the production of nuclear power

        o  manufacture military weapons

        o  conduct animal testing for cosmetics or personal care products

        o  produce alcoholic beverages or tobacco products

        o  contribute to the gambling industry

Portfolio Snapshot
         The Series' performance was hindered by its holdings in the technology sector, particularly by those stocks that were Internet-related. This sector experienced sharp declines mid-year, as many newly-established technology companies produced disappointing earnings or collapsed altogether.
         The Series' broad diversification somewhat helped performance by reducing the negative impact of any single disappointing stock. In addition, the Series has a slight value bias and held stocks with lower price-to-earnings and price-to-book ratios than the overall market. This strategy benefited the Series during the second half of its fiscal year, when many investors began abandoning speculative growth stocks in search of safer grounds in the more value-oriented investments.
         Another factor that hurt the Series' short-term performance was its use of social screens. In particular, the Series' lower percentage of holdings in the oil, utilities, and pharmaceutical sectors compared to its benchmark, caused the Series to miss out on strong performance by stocks in those areas during this period. Although they can occasionally help or hurt short-term performance, social screens, we believe, should not adversely affect the Series' overall performance over the long-term.

Investment Outlook
         Because many stocks have suffered declines in the past few months, we view them as well positioned for growth in the coming months. The Fed's interest rate decreases in January 2001 have given us cause for optimism, as we believe a falling interest-rate environment could create a much-needed resurgence in the U.S. economy. We also believe that a healthy economy may boost investors' confidence, which has been seriously dampened in recent months.
         In our opinion, factors that held the Series back in the short-term could be wind in our sails going forward. In particular, we expect the Series to benefit over the long-term from our technology holdings. In addition, we also see good opportunities for our holdings in the healthcare sector.
         We remain committed to our disciplined, objective approach to selecting stocks with potential for long-term growth. We believe this strategy positions us to take advantage of new market opportunities as they arise.


--------------------------------------------------------------------------------
Social Awareness Series Investment Objective
The Series seeks long-term capital appreciation. It attempts to achieve this objective by investing in large- and mid-capitalization stocks of U.S. companies that are expected to grow over time and have been deemed socially responsible.
--------------------------------------------------------------------------------

                                                              Social Awareness-1

Growth of a $10,000 Investment
May 1, 1997 (Series inception)
through December 31, 2000

                                                 Social Awareness
                                                 Series Standard Class
                         S&P 500 Index           Shares
May. '97                   $10,000                     $10,000
Jun. '97                   $10,448                     $10,790
Dec. '97                   $11,553                     $12,840
Jun. '98                   $13,599                     $14,742
Dec. '98                   $14,854                     $14,824
Jun. '99                   $16,696                     $15,510
Dec. '99                   $17,982                     $16,738
Jun. '00                   $17,905                     $16,953
Dec. '00                   $16,344                     $15,169



                                  Social Awareness Series
                              Average Annual Total Returns
                             ------------------------------
                             Standard Class   Service Class
                               Shares(1)        Shares(2)
Lifetime                        +12.02%          -10.04%
One Year                         -9.37%               --

                    For the periods ended December 31, 2000

(1) Commenced operations on May 1, 1997.

(2) Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in Social Awareness Series Standard Class shares and the S&P 500 Index for the period from the Series' inception on May 1, 1997 through December 31, 2000. Returns plotted on the chart were as of the last day of each successive month shown. All distributions were reinvested. The S&P 500 Index tracks the performance of mostly large-capitalization U.S. companies. The index is unmanaged, with no set investment objective and does not include the "real world" cost of managing a mutual fund. You cannot invest directly in an index. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                              Social Awareness-2

Delaware Group Premium Fund-Social Awareness Series
Statement of Net Assets
December 31, 2000
                                                        Number         Market
                                                      of Shares        Value
 COMMON STOCK-99.09%
 Automobiles & Automotive Parts-0.54%
 Delphi Automotive Systems ........................    4,000      $   45,000
 Federal Signal ...................................    6,300         123,638
                                                                  ----------
                                                                     168,638
                                                                  ----------
 Banking, Finance & Insurance-21.02%
 Allstate .........................................    6,380         277,929
 American Express .................................    7,000         384,563
 American General .................................      200          16,300
 American International Group .....................    6,187         609,806
 Bank of America ..................................    8,500         389,938
 Bank One .........................................    3,012         110,315
 Chase Manhattan ..................................    6,700         304,431
 Cigna ............................................    3,000         396,900
 Citigroup ........................................   18,380         938,507
 Comerica .........................................    2,662         158,056
 Countrywide Credit ...............................      500          25,125
 Dime Bancorp .....................................    4,100         121,206
 Fannie Mae .......................................    5,600         485,800
 Firstar ..........................................    1,800          41,850
 Goldman Sachs Group ..............................    1,100         117,631
 Hartford Financial Services ......................      200          14,125
 Jefferson-Pilot ..................................      500          37,375
 John Hancock Financial Services ..................      700          26,338
 Marsh & McLennan .................................    1,715         200,655
 Mellon Financial .................................    3,400         167,238
 Merrill Lynch & Company ..........................    2,000         136,375
 Metropolitan Life Insurance ......................      700          24,500
 MGIC Investment ..................................    1,800         121,388
 Morgan Stanley Dean Witter .......................    4,100         324,925
 Nationwide Financial Services Class A ............    1,000          47,500
 PMI Group ........................................    1,750         118,453
 PNC Financial Group ..............................    1,800         131,513
 St. Paul .........................................    2,500         135,781
 SunTrust Banks ...................................    1,400          88,200
 Torchmark ........................................    1,200          46,125
 UnumProvident ....................................    3,200          86,000
 U.S. Bancorp .....................................    1,200          35,025
 USA Education ....................................    2,302         156,536
 Washington Mutual ................................    3,100         164,494
 Wells Fargo ......................................    2,500         139,219
                                                                  ----------
                                                                   6,580,122
                                                                  ----------
 Buildings & Materials-1.32%
*American Standard ................................    2,800         138,075
 Kaufman & Broad Home .............................    3,700         124,644
 York International ...............................    4,900         150,369
                                                                  ----------
                                                                     413,088
                                                                  ----------
 Cable, Media & Publishing-3.93%
*Adelphia Communications Class A ..................    2,900         149,713
*Clear Channel Communications .....................    1,974          95,616
*Echostar Communications Class A ..................    1,900          43,225
 McGraw-Hill ......................................    1,900         111,388
*Metro-Goldwyn-Mayer ..............................    3,700          60,356
 New York Times ...................................    3,700         148,231
 Time Warner ......................................    5,600         292,544
*USA Networks .....................................    2,300          44,706

                                                        Number         Market
                                                      of Shares        Value
COMMON STOCK (Continued)
Cable, Media & Publishing (Continued)
*Viacom Class B ...................................    6,100      $  285,175
                                                                  ----------
                                                                   1,230,954
                                                                  ----------
 Chemicals-1.77%
 Avery Dennison ...................................    3,300         181,088
 Beckman Coulter ..................................    3,400         142,588
*NRG Energy .......................................    2,100          58,406
 Praxair ..........................................    3,900         173,063
                                                                  ----------
                                                                     555,145
                                                                  ----------
 Computers & Technology-14.73%
*America Online ...................................    8,200         285,360
*Applera-Celera Genomics ..........................      400          14,375
*Ariba ............................................    1,400          75,250
*BEA Systems ......................................    1,100          74,044
*BroadVision ......................................    1,100          12,994
*Brocade Communications Systems ...................      600          55,088
*Cisco Systems ....................................   22,300         852,975
*Commerce One .....................................      700          17,719
 Compaq Computer ..................................    9,000         135,450
*Comverse Technology ..............................    1,800         195,525
*Dell Computer ....................................    8,500         148,219
*EMC ..............................................    6,980         464,170
*Extreme Networks .................................      200           7,825
*Finisar ..........................................      400          11,600
*Gateway ..........................................    3,600          64,764
*i2 Technologies ..................................    1,000          54,375
*Inktomi ..........................................      500           8,938
*Juniper Networks .................................      600          75,638
 Linear Technology ................................    2,500         115,625
*Metromedia Fiber Network Class A .................    1,500          15,188
*Micron Technology ................................    3,500         124,250
*Microsoft ........................................   16,560         720,360
*Oracle ...........................................   16,000         465,000
*Palm .............................................    3,346          94,734
*RealNetworks .....................................    1,500          13,031
*Redback Networks .................................      200           8,200
*SDL ..............................................      200          29,638
*Siebel Systems ...................................    2,200         149,050
*VeriSign .........................................    1,000          74,188
*Veritas Software .................................    2,100         183,750
*Vignette .........................................    1,200          21,600
*Yahoo ............................................    1,300          39,223
                                                                  ----------
                                                                   4,608,146
                                                                  ----------
 Consumer Products-3.66%
 Avon Products ....................................    4,060         194,373
 Clorox ...........................................    3,580         127,090
 Gillete ..........................................    9,100         328,738
 Maytag ...........................................    2,700          87,244
 Minnesota Mining & Manufacturing .................    3,400         409,700
                                                                  ----------
                                                                   1,147,145
                                                                  ----------
 Electronics & Electrical Equipment-5.33%
*Advanced Micro Devices ...........................    7,000          96,688
*Altera ...........................................    4,000         105,250
*Arrow Electronics ................................    2,600          74,425
 Avnet ............................................    3,100          66,650

                                                              Social Awareness-3

Social Awareness Series
Statement of Net Assets (Continued)
                                                        Number         Market
                                                      of Shares        Value
 COMMON STOCK (Continued)
 Electronics & Electrical Equipment (Continued)
 AVX ..............................................    2,900      $   47,488
*Broadcom Class A .................................      500          42,250
 Corning ..........................................    3,300         174,281
 Emerson Electric .................................    2,700         212,794
*JDS Uniphase .....................................    3,200         133,400
*Microchip Technology .............................    3,150          69,103
*National Semiconductor ...........................    2,100          42,263
*PMC - Sierra .....................................    1,000          78,625
*Sycamore Networks ................................      300          11,175
 Symbol Technologies ..............................    3,300         118,800
 Teleflex .........................................    3,600         159,075
*TriQuint Semiconductor ...........................    1,000          43,688
*Vishay Intertechnology ...........................    2,700          40,838
*Xilinx ...........................................    3,300         152,213
                                                                  ----------
                                                                   1,669,006
                                                                  ----------
 Energy-7.29%
 Anadarko Petroleum ...............................    1,300          92,404
 Apache ...........................................    5,500         385,344
 Baker Hughes .....................................    3,400         141,313
*Barrett Resources ................................    2,500         142,031
*BJ Services ......................................    1,400          96,425
 Devon Energy .....................................      300          18,291
 Dynegy ...........................................    2,300         128,944
 Enron ............................................    8,200         681,625
 Equitable Resources ..............................    2,100         140,175
*Noble Drilling ...................................    2,300          99,906
 Questar ..........................................    6,400         192,400
*Smith International ..............................    1,500         111,844
*Southern Energy ..................................    1,800          50,963
                                                                  ----------
                                                                   2,281,665
                                                                  ----------
 Environmental Services-0.39%
 Applera Applied Biosystems Group .................    1,300         122,281
                                                                  ----------
                                                                     122,281
                                                                  ----------
 Food & Beverage-3.14%
 General Mills ....................................    3,100         138,144
 Heinz (H.J.) .....................................    2,000          94,875
 Kellogg Company ..................................    1,400          36,750
 PepsiCo ..........................................    7,300         361,806
 Quaker Oats ......................................    1,525         148,497
 Ralston-Purina Group .............................    4,500         117,563
 Wrigley, (WM) Jr. ................................      900          86,231
                                                                  ----------
                                                                     983,866
                                                                  ----------
 Healthcare & Pharmaceuticals-10.54%
*Abgenix ..........................................      400          23,625
*Aetna ............................................    1,600          65,700
*Amgen ............................................    2,800         179,025
 Baxter International .............................      400          35,325
 Bergen Brunswig Class A ..........................    7,094         112,298
*Boston Scientific ................................    7,600         104,025
 Cardinal Health ..................................    1,953         194,568
*Genentech ........................................    1,400         114,100
*Gilead Sciences ..................................      400          33,175
*Guidant ..........................................    2,200         118,663
 HCA-The Healthcare Company .......................    1,600          70,416
                                                        Number         Market
                                                      of Shares        Value
 COMMON STOCK (Continued)
 Healthcare & Pharmaceuticals (Continued)
*Health Management Associates
 Class A ..........................................    3,300      $   68,475
*Healthsouth ......................................    5,100          83,194
 IMS Health .......................................    5,300         143,100
*IVAX .............................................    3,800         145,540
 Lilly (Eli) ......................................    7,500         697,969
 McKesson .........................................    5,800         208,162
*MedImmune ........................................    1,600          76,300
 Medtronic ........................................    7,088         427,938
*Millenium Pharmaceuticals ........................      500          30,938
 Mylan Laboratories ...............................    3,600          90,675
*Oxford Health Plans ..............................      500          19,750
*Protein Design Labs ..............................      400          34,750
*Synavant .........................................      265           1,242
*Tenet Healthcare .................................    1,600          71,100
 UnitedHealth Group ...............................    2,400         147,300
                                                                  ----------
                                                                   3,297,353
                                                                  ----------
 Industrial Machinery-1.48%
*Applied Materials ................................    2,800         106,925
 Ingersoll-Rand ...................................    6,100         255,438
 Pentair ..........................................    4,200         101,588
                                                                  ----------
                                                                     463,951
                                                                  ----------
 Leisure, Lodging & Entertainment-1.91%
 McDonald's .......................................    6,200         210,800
 Walt Disney ......................................   13,400         387,763
                                                                  ----------
                                                                     598,563
                                                                  ----------
 Metals & Mining-0.11%
 Worthington Industries ...........................    4,300          34,669
                                                                  ----------
                                                                      34,669
                                                                  ----------
 Packaging & Containers-0.78%
 Illinois Tool Works ..............................    4,121         245,457
                                                                  ----------
                                                                     245,457
                                                                  ----------
 Paper & Related Products-0.30%
 Boise Cascade ....................................    2,800          94,150
                                                                  ----------
                                                                      94,150
                                                                  ----------
 Retail-8.67%
 Albertson's ......................................    5,500         145,750
*Amazon.com .......................................    1,300          20,231
*Best Buy .........................................    4,100         121,206
*Costco Wholesale .................................    1,000          39,938
 CVS ..............................................    2,900         173,819
*Ebay .............................................      900          29,700
*Federated Department Stores ......................    5,500         192,500
 Home Depot .......................................   11,400         520,838
*Kroger ...........................................    6,900         186,731
 May Department Stores ............................    2,700          88,425
 Ross Stores ......................................    5,300          89,438
*Safeway ..........................................    3,300         206,250
 Sears, Roebuck ...................................    4,200         145,950
 Target ...........................................    1,400          45,150
*Tricon Global Restaurants ........................    2,300          75,900
 Tupperware .......................................    3,600          73,575
 Wal-Mart Stores ..................................    9,500         504,688
*Zale .............................................    1,800          52,313
                                                                  ----------
                                                                   2,712,402
                                                                  ----------

                                                              Social Awareness-4

Social Awareness Series
Statement of Net Assets (Continued)
                                                        Number         Market
                                                      of Shares        Value
COMMON STOCK (Continued)
Telecommunications-9.74%
*ADC Telecommunications ...........................    1,800      $   32,625
 ALLTEL ...........................................    4,450         277,847
 BellSouth ........................................   12,680         519,088
*Ciena ............................................    1,600         130,200
*Comcast Class A ..................................    4,000         167,000
*Crown Castle .....................................    2,700          73,069
*Exodus Communications ............................    1,100          22,000
*Level 3 Communications ...........................    1,900          62,344
*McLeodUSA Class A ................................    6,500          91,813
*Network Appliance ................................    1,000          64,234
*Nextel Communications ............................    5,200         128,700
 Nortel Networks ..................................    2,000          64,125
*QUALCOMM .........................................    1,600         131,500
*Qwest Communications International ...............    2,986         122,426
 SBC Communications ...............................   11,900         568,225
 Scientific-Atlanta ...............................    1,600          52,100
 Sprint ...........................................    8,300         168,594
*Sprint PCS .......................................    5,500         112,406
*Winstar Communications ...........................    4,100          47,919
*WorldCom .........................................   15,300         214,200
                                                                  ----------
                                                                   3,050,415
                                                                  ----------
 Textiles, Apparel & Furniture-0.28%
 Newell Rubbermaid ................................    3,900          88,725
                                                                  ----------
                                                                      88,725
                                                                  ----------
 Transportation & Shipping-1.76%
 Brunswick ........................................    4,500          73,969
 Delta Air Lines ..................................    2,300         115,431
*FedEx ............................................    2,400          95,904
 Tidewater ........................................    4,400         195,250
 UAL ..............................................    1,800          70,088
                                                                  ----------
                                                                     550,642
                                                                  ----------
 Utilities-0.40%
*Calpine ..........................................    2,800         126,175
                                                                  ----------
                                                                     126,175
                                                                  ----------
 Total Common Stock
  (cost $29,577,852) ..............................               31,022,558
                                                                  ----------

                                                   Principal       Market
                                                     Amount         Value

REPURCHASE AGREEMENTS-1.51%
With BNP Paribas 6.00% 1/2/01 (dated 12/29/00,
 collateralized by $48,000 U.S. Treasury Notes
 11.625% due 11/15/02, market value $54,351 and
 $21,000 U.S. Treasury Notes 11.875% due
 11/15/03, market value $24,699 and $71,000 U.S.
 Treasury Notes 11.625% due 11/15/04, market
 value $88,453) ................................... $164,000        $164,000
With Chase Manhattan 5.85% 1/2/01 (dated
 12/29/00, collateralized by $162,000 U.S.
 Treasury Notes 6.00% due 9/30/02, market
 value $166,665) ..................................  163,000         163,000
With J.P. Morgan Securities 5.90% 1/2/01 (dated
 12/29/00, collateralized by $133,000 U.S.
 Treasury Bills due 3/29/01, market value
 $131,301 and $14,000 U.S. Treasury Notes 10.75%
 due 5/15/03, market value $16,338) ...............  144,000         144,000
                                                                  ----------
Total Repurchase Agreements
  (cost $471,000) .................................                  471,000
                                                                  ----------

TOTAL MARKET VALUE OF SECURITIES-100.60% (cost $30,048,852) ...............................     31,493,558

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.60%) ...................................       (187,484)
                                                                                               -----------
NET ASSETS APPLICABLE TO 2,116,660 SHARES OUTSTANDING-100.00% .............................    $31,306,074
                                                                                               ===========
NET ASSET VALUE-SOCIAL AWARENESS SERIES STANDARD CLASS ($31,012,334 / 2,096,801 shares) ...         $14.79
                                                                                                    ======
NET ASSET VALUE-SOCIAL AWARENESS SERIES SERVICE CLASS ($293,740 / 19,859 shares) ..........         $14.79
                                                                                                    ======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2000:
Shares of beneficial interest (unlimited authorization-no par) ............................    $27,446,632
Undistributed net investment income .......................................................         58,491
Accumulated net realized gain on investments ..............................................      2,356,245
Net unrealized appreciation of investments ................................................      1,444,706
                                                                                               -----------
Total net assets ..........................................................................    $31,306,074
                                                                                               ===========

------
*Non income producing security for the year ended December 31, 2000.

                             See accompanying notes

                                                              Social Awareness-5

Delaware Group Premium Fund-
Social Awareness Series
Statement of Operations
Year Ended December 31, 2000

INVESTMENT INCOME:
Dividends ...................................................      $   339,459
Interest ....................................................           22,445
                                                                   -----------
                                                                       361,904
                                                                   -----------
EXPENSES:
Management fees .............................................          265,236
Reports and statements to shareholders ......................           20,724
Accounting and administration expenses ......................           14,922
Registration fees ...........................................            4,300
Dividend disbursing and transfer agent
  fees and expenses .........................................            3,891
Professional fees ...........................................            2,721
Trustees' fees ..............................................            1,751
Taxes (other than taxes on income) ..........................            1,488
Custodian fees ..............................................            1,150
Distribution expense-Service Class ..........................              120
Other .......................................................            6,574
                                                                   -----------
                                                                       322,877
Less expenses absorbed or waived ............................          (21,154)
Less expenses paid indirectly ...............................             (813)
                                                                   -----------
Total expenses ..............................................          300,910
                                                                   -----------
NET INVESTMENT INCOME .......................................           60,994
                                                                   -----------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments ............................        2,589,043
Net change in unrealized appreciation / depreciation
  of investments ............................................       (5,857,994)
                                                                   -----------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS .......................................       (3,268,951)
                                                                   -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS .................................      ($3,207,957)
                                                                   ===========

                             See accompanying notes

Delaware Group Premium Fund-
Social Awareness Series
Statements of Changes in Net Assets
                                                   Year Ended      Year Ended
                                                    12/31/00        12/31/99
                                                  -----------      ----------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income .........................   $   60,994        $   95,809
Net realized gain on investments .............     2,589,043           344,943
Net change in unrealized appreciation/
  depreciation of investments ................    (5,857,994)        3,613,446
                                                 -----------       -----------
Net increase (decrease) in net assets
  resulting from operations ..................    (3,207,957)        4,054,198
                                                 -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class ..............................       (94,365)         (123,491)
 Service Class ...............................             -                 -
                                                 -----------       -----------
                                                     (94,365)         (123,491)
                                                 -----------       -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  Standard Class .............................     6,209,431        15,310,894
  Service Class ..............................       633,559                 -
Net asset value of shares issued upon
  reinvestment of distributions:
  Standard Class .............................        94,365           123,491
  Service Class ..............................             -                 -
                                                 -----------       -----------
                                                   6,937,355        15,434,385
                                                 -----------       -----------
Cost of shares repurchased:
  Standard Class .............................    (8,749,259)       (9,588,372)
  Service Class ..............................      (318,318)                -
                                                 -----------       -----------
                                                  (9,067,577)       (9,588,372)
                                                 -----------       -----------

Increase (decrease) in net assets derived from
  capital share transactions .................    (2,130,222)        5,846,013
                                                 -----------       -----------
NET INCREASE (DECREASE)
  IN NET ASSETS ..............................    (5,432,544)        9,776,720

NET ASSETS:
Beginning of period ..........................    36,738,618        26,961,898
                                                 -----------       -----------
End of period ................................   $31,306,074       $36,738,618
                                                 ===========       ===========





                             See accompanying notes

                                                              Social Awareness-6

Delaware Group Premium Fund-Social Awareness Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                        Social Awareness Series Standard Class
                                                                                                       5/1/97(1)
                                                                          Year Ended December 31,         to
                                                                         2000      1999      1998      12/31/97
                                                                       ----------------------------------------
Net asset value, beginning of period ..............................    $16.360    $14.550    $12.840    $10.000

Income (loss) from investment operations:
Net investment income(2) ..........................................      0.028      0.036      0.065      0.051
Net realized and unrealized gain (loss) on investments ............     (1.556)     1.834      1.880      2.789
                                                                       -------    -------    -------    -------
Total from investment operations ..................................     (1.528)     1.870      1.945      2.840
                                                                       -------    -------    -------    -------
Less dividends and distributions:
Dividends from net investment income ..............................     (0.042)    (0.060)    (0.050)         -
Distributions from net realized gain on investments ...............          -          -     (0.185)         -
                                                                       -------    -------    -------    -------
Total dividends and distributions .................................     (0.042)    (0.060)    (0.235)         -
                                                                       -------    -------    -------    -------
Net asset value, end of period ....................................    $14.790    $16.360    $14.550    $12.840
                                                                       =======    =======    =======    =======

Total return(3) ...................................................     (9.37%)    12.91%      15.45%    28.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...........................    $31,012    $36,739    $26,962     $7,800
Ratio of expenses to average net assets ...........................      0.85%      0.85%      0.83%      0.80%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly .........................      0.91%      0.90%      0.89%      1.40%
Ratio of net investment income to average net assets ..............      0.17%      0.30%      0.80%      1.13%
Ratio of net investment income to average net assets prior to
  expense limitation and expenses paid indirectly .................      0.11%      0.25%      0.74%      0.53%
Portfolio turnover ................................................        71%        22%        30%        52%

------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized
(2) Per share information for the year ended December 31, 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

                                                              Social Awareness-7

Social Awareness Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout the period was as follows:

                                                         Social Awareness Series Service Class
                                                                       5/1/00(1)
                                                                          to
                                                                       12/31/00
                                                                       --------
Net asset value, beginning of period ...................               $16.440

Loss from investment operations:
Net investment loss(2) .................................                (0.002)
Net realized and unrealized loss on investments ........                (1.648)
                                                                       -------
Total from investment operations .......................                (1.650)
                                                                       -------

Net asset value, end of period .........................               $14.790
                                                                       =======
Total return(3) ........................................               (10.04%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ................                  $294
Ratio of expenses to average net assets ................                 1.00%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly ..............                 1.06%
Ratio of net investment loss to average net assets .....                (0.01%)
Ratio of net investment loss to average net assets prior
  to expense limitation and expenses paid indirectly ...                (0.07%)
Portfolio turnover .....................................                   71%

------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

                                                              Social Awareness-8

Delaware Group Premium Fund-Social Awareness Series
Notes to Financial Statements
December 31, 2000

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series (formerly Delaware Balanced Series), Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series (formerly DelCap Series), High Yield Series (formerly Delchester Series), International Equity Series, REIT Series, Select Growth Series (formerly Aggressive Growth Series), Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Social Awareness Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended. The Series offers two classes of shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares do carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation. It seeks to achieve its objective by investing in large- and mid-capitalization stocks of U.S. companies expected to grow over time and deemed socially responsible.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $813 for the year ended December 31, 2000. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion. Prior to January 1, 2001, DMC had a sub-advisory agreement with Vantage Global Advisors, Inc. (Vantage), an affiliate of DMC, with respect to the management of the Series. For the services provided, DMC paid Vantage an annual fee which was calculated at the rate of 0.25% of average daily net assets up to $20 million, 0.35% of average daily net assets between $20 million and $50 million, and 0.40% of average daily net assets in excess of $50 million of the Series. The Series did not pay any fees directly to the sub-adviser.

The investment management capabilities of Vantage have been consolidated into Delaware Management Business Trust as of January 1, 2001. As a result, DMC and Vantage are part of the same entity and, because there no longer is a need for the Series to have an adviser and a sub-adviser, DMC assumed full day to day management of the Series.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2001.

                                                              Social Awareness-9

Social Awareness Series
Notes to Financial Statements (Continued)


2. Investment Management and Other Transactions with Affiliates (Continued)
The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to the distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets.

At December 31, 2000, the Series had liabilities payable to affiliates as follows:

                          Dividend disbursing,       Other
        Investment        transfer agent fees,      expenses
        management         accounting fees          payable
      fee payable to       and other expense        to DMC
           DMC              payable to DSC       and affiliates
      --------------      -------------------    --------------
        $17,766                 $1,347               $2,976

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Series. These officers, trustees and employees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2000, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

  Purchases .............    $24,979,204
  Sales .................    $27,198,695

At December 31, 2000, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                           Aggregate        Aggregate
         Cost of          unrealized       unrealized       Net unrealized
       investments       appreciation     depreciation       appreciation
       -----------       ------------     ------------      --------------
       $30,066,403        $6,783,910      ($5,356,755)       $1,427,155

4. Capital Shares
Transactions in capital shares were as follows:

                                                        Year          Year
                                                       Ended         Ended
                                                      12/31/00      12/31/99
                                                     ---------    ----------
Shares sold:
  Standard Class ............................          388,637    1,034,353
  Service Class .............................           41,366            -

Shares issued upon reinvestment of distributions:
  Standard Class ............................            5,541        8,635
  Service Class .............................                -            -
                                                     ---------    ---------
                                                       435,544    1,042,988
                                                     ---------    ---------
Shares repurchased:
  Standard Class ............................         (543,248)    (650,169)
  Service Class .............................          (21,507)           -
                                                     ---------    ---------
                                                      (564,755)    (650,169)
                                                     ---------    ---------
Net increase (decrease) .....................         (129,211)     392,819
                                                     =========    =========

5. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2000, or at any time during the year.

6. Credit and Market Risk
The Series only invests in companies that meet its definition of "socially responsible" and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.

                                                             Social Awareness-10

Social Awareness Series
Notes to Financial Statements (Continued)


7. Tax Information (Unaudited)
For the fiscal year ended December 31, 2000, the Series designates distributions paid during the year as follows:



                  (A)            (B)
               Long-Term       Ordinary           (C)
             Capital Gains      Income           Total             (D)
             Distributions   Distributions    Distributions     Qualifying
              (Tax Basis)    (Tax Basis)       (Tax Basis)     Dividends(1)
             -------------   -------------    --------------   ------------
                  --             100%              100%             60%

---------------
    (A) and (B) are based on a percentage of the Series' total distributions.
    (D) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                             Social Awareness-11

Delaware Group Premium Fund-Social Awareness Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Social Awareness Series

We have audited the accompanying statement of net assets of Social Awareness Series (the "Series") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Social Awareness Series at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 5, 2001

                                                             Social Awareness-12

FOR CURRENT INCOME

Strategic Income Series

Investment Strategy and Performance in 2000

         Throughout 2000, the bond markets in which the Series invests had mixed results. U.S. government bonds and high-quality corporate bonds performed well during the stock market downturn that occurred in 2000. However, high-yield securities and foreign bonds both experienced a challenging year. In this environment, the Strategic Income Series returned -2.62% (Standard Class shares with capital change plus reinvestment of all distributions) for the fiscal year ended December 31, 2000. The Series underperformed its benchmark, the Lehman Brothers Aggregate Bond Index, which returned +11.63% for the same period.

        Strategic Income Series invests primarily in:

        o  U.S. government and investment-grade corporate bonds

        o  higher-risk, high-yield U.S. corporate bonds and

        o  foreign government and investment-grade corporate bonds

Portfolio Snapshot

         U.S. government bonds, which represented roughly 7% of net assets as of December 31, 2000, performed well throughout 2000. Since our investment strategy limits the amount of U.S. Treasuries we can hold in the portfolio, we tend to hold fewer U.S. Treasuries relative to the benchmark. As such, the Series did not benefit from the Treasury rally that occurred in the first half of 2000 to the same extent as our benchmark.

         Generally, investment-grade corporate bonds fared well in 2000, as investors sought the security of bonds with high credit qualities. Investment-grade corporate bonds comprised nearly 7% of the portfolio's net assets as of December 31, 2000.

         Our allocation in U.S. high-yield bonds represented almost 27% of our net assets at year end. Despite a brief rally in June 2000, the high-yield bond market continued to be negatively affected by reduced demand, high default rates and lack of liquidity. We believe these factors contributed significantly to our disappointing performance in 2000. Going forward, however, we are optimistic as the high-yield bond market showed signs of a recovery in the final weeks of 2000.

         Rising interest rates and a strong U.S. dollar squeezed the performance of foreign bond markets throughout our fiscal year. Currency volatility has been extreme, and although returns in local currency have often been positive, those returns frequently turn negative after factoring in conversion to the rising dollar. At year end, foreign bonds represented roughly 36% of the portfolio's net assets. During the year, we increased our exposure in Australia and New Zealand, as we see significant value in their currencies.

         We are currently concerned about the continued descent of the euro, and have kept our overall allocation to continental Europe below that of the Series' benchmark. However, we believe many select opportunities are available in this market and intend to capitalize on prospects as they arise.

Investment Outlook

         Generally, we believe the fixed-income markets are in transition. A strong U.S. dollar and a slowly dwindling supply of U.S. Treasuries have allowed the higher price levels in this market to be sustained. These phenomena are changing the way investors view our markets, and we think the trends seen in 2000 could well continue in 2001.

         We are optimistic about the Federal Reserve Board's interest rate decreases in January 2001. There are indications that more reductions are likely, which we believe will help stimulate the U.S. economy. In our opinion, a falling interest rate environment should bode well for the prices of the fixed-income securities that we already hold in the Series. As always, we will continue to evaluate the best options to capture high and stable returns and will take advantage of opportunities as presented.

--------------------------------------------------------------------------------
Strategic Income Series Investment Objective

The Series seeks high current income and total return. It attempts to achieve this objective by investing primarily in three sectors of the fixed-income market: high-yield bonds, investment-grade U.S. bonds, and high-quality international fixed-income securities.
--------------------------------------------------------------------------------

                                                              Strategic Income-1

-------------------------------------------------------------------------------
              Growth of a $10,000 Investment
              May 1, 1997 (Series' inception)
              through December 31, 2000


                                                Strategic
                          Lehman Brothers       Income
                          Aggregate Bond        Series
                          Index                 (Standard Class Shares)
                          ---------------       -----------------------
              May. '97    $10,000               $10,000
              Jun. '97    $10,241               $10,230
              Dec. '97    $10,865               $10,620
              Jun. '98    $11,291               $10,827
              Dec. '98    $11,808               $10,899
              Jun. '99    $11,644               $10,660
              Dec. '99    $11,710               $10,541
              Jun. '00    $12,176               $10,228
              Dec. '00    $13,072               $10,264

--------------------------------------------------------------------------------

                             Strategic Income Series
                          Average Annual Total Returns
                         ------------------------------

                                    Standard Class    Service Class
                                      Shares(1)         Shares(2)

                    Lifetime            +0.71%           +1.43%
                    One Year            -2.62%              --

                    For the periods ended December 31, 2000

(1) Commenced operations on May 1, 1997.

(2) Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both Strategic Income Series Standard Class shares and the Lehman Brothers Aggregate Bond Index for the period from the Series' inception on May 1, 1997 through December 31, 2000. Returns plotted on the chart were as of the last day of each successive month shown. All distributions were reinvested. The Lehman Brothers Aggregate Bond Index is an unmanaged composite that measures the performance of domestic and government bonds, and mortgage-backed and asset-backed securities. The index has no set investment objective and does not include the "real world" cost of managing a mutual fund. You cannot invest directly in an index. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                              Strategic Income-2

Delaware Group Premium Fund-Strategic Income Series
Statement of Net Assets
December 31, 2000

                                                         Principal       Market
                                                          Amount*        Value
                                                                        (U.S. $)

   AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-1.56%
   Federal Home Loan Mortgage Corporation
     Series T-11 A5 6.50% 1/25/15 ...............  USD    100,000    $  100,050
   Federal National Mortgage Association
     Whole Loan Series 98-W3 A2
     6.50% 7/25/28 ..............................          36,578        36,351
   Government National Mortgage
     Association Series 98-9 B
     6.85% 12/20/25 .............................         100,000       101,066
                                                                     ----------
   Total Agency Collateralized Mortgage
     Obligations (cost $238,036) ................                       237,467
                                                                     ----------
   AGENCY MORTGAGE-BACKED SECURITIES-7.21%
   Federal Home Loan Mortgage Corporation
     7.00% 1/15/31 ..............................         425,000       425,797
   Federal National Mortgage Association
     6.50% 12/1/14 ..............................          99,991       100,147
     7.00% 9/1/30 ...............................         193,593       193,956
   Government National Mortgage Association
     7.00% 1/15/31 ..............................          50,000        50,234
     7.50% 11/15/29 .............................         321,460       327,487
                                                                      ---------
   Total Agency Mortgage-Backed
     Securities (cost $1,082,362) ...............                     1,097,621
                                                                      ---------
   AGENCY OBLIGATIONS-4.82%
   Federal National Mortgage Association
  +++6.986% 6/1/17 ..............................         475,000       174,625
     6.625% 9/15/09 .............................          30,000        31,237
     7.125% 6/15/10 .............................          75,000        81,356
     7.25% 1/15/10 ..............................         410,000       445,797
                                                                      ---------
   Total Agency Obligations
     (cost $671,749) ............................                       733,015
                                                                      ---------
   ASSET-BACKED SECURITIES-1.72%
   MBNA Master Credit Trust
     Series 00-IA 6.90% 1/15/08 .................          50,000        51,878
   NationsCredit Grantor Trust
     Series 97-1A 6.75% 8/15/13 .................          51,761        52,245
   Peoplefirst.com Auto Receivables
     Owner Trust Series 00-2 A4
     6.43% 9/15/07 ..............................          50,000        50,383
   Philadelphia, Pennsylvania Authority
     For Industrial Development Tax Claim
     Revenue Class A 6.488% 6/15/04 .............          87,119        82,981
   Residential Asset Securities Series
     00-KS4 AI3 7.355% 1/25/26 ..................          25,000        25,465
                                                                      ---------
   Total Asset-Backed Securities
     (cost $264,941) ............................                       262,952
                                                                      ---------

   COMMERCIAL MORTGAGE-BACKED SECURITIES-2.04%
   Comm Series 00-C1A1
     7.206% 9/15/08 .............................          98,627       102,624
   DLJ Commercial Mortgage
     Series 99-CG1 A1B 6.46% 1/10/09 ............         100,000       100,428
   Lehman Large Loan Series
     97-LLI A2 6.84% 9/12/06 ....................          40,000        40,969
   Nomura Asset Securities
     Series 93-1 A1 6.68% 12/15/01 ..............          66,562        66,577
                                                                      ---------
   Total Commercial Mortgage-
     Backed Securities (cost $301,173) ..........                       310,598
                                                                      ---------

                                                         Principal       Market
                                                          Amount*        Value
                                                                        (U.S. $)

   CORPORATE BONDS-32.72%
   Aerospace & Defense-1.44%
   Atlas Air 9.375% 11/15/06 .................... USD      75,000    $   73,875
   Delta Air Lines 7.57% 11/18/10 ...............          65,000        69,027
   United Air Lines 7.186% 4/1/11 ...............          75,000        76,547
                                                                      ---------
                                                                        219,449
                                                                      ---------
   Automobiles & Automotive Parts-0.64%
   Avis Group Holdings 11.00% 5/1/09 ............          90,000        97,425
                                                                      ---------
                                                                         97,425
                                                                      ---------
   Banking, Finance & Insurance-4.22%
   Banco Santander-Chile 6.50% 11/1/05 ..........          50,000        48,574
   Caithness Coso Fund 9.05% 12/15/09 ...........          90,000        88,650
   Citigroup 6.75% 12/1/05 ......................          50,000        51,149
***Coaxial LLC 12.875% 8/15/08 ..................          90,000        65,363
   Midland Funding II 11.75% 7/23/05 ............          90,000        96,413
   Osprey Trust 144A 8.31% 1/15/03 ..............         100,000       102,161
***Pinnacle Holdings 10.00% 3/15/08 .............          40,000        21,400
   RBF Finance 11.375% 3/15/09 ..................          85,000        98,600
   Sovereign Bancorp 10.50% 11/15/06 ............          70,000        69,300
                                                                      ---------
                                                                        641,610
                                                                      ---------
   Cable, Media & Publishing-4.00%
   Adelphia Communications
     10.50% 7/15/04 ............................           50,000        49,625
   American Media Operation
     10.25% 5/1/09 .............................           75,000        73,313
   Antenna TV 9.00% 8/1/07 .....................           65,000        58,175
   British Sky Broadcasting
     6.875% 2/23/09 ............................           75,000        66,007
   Charter Communications
     8.25% 4/1/07 ..............................          120,000       109,200
   Classic Cable 10.50% 3/1/10 .................          125,000        56,875
   Sinclair Broadcast 10.00% 9/30/05 ...........           80,000        78,000
   Telewest Communications
     11.00% 10/1/07 ............................           40,000        35,800
   Time Warner Entertainment
     8.375% 3/15/23 ............................           75,000        81,266
                                                                      ---------
                                                                        608,261
                                                                      ---------
   Chemicals-1.06%
   Avecia 11.00% 7/1/09 .........................          80,000        79,400
   Lyondell Chemical 9.875% 5/1/07 ..............          85,000        82,663
                                                                      ---------
                                                                        162,063
                                                                      ---------
   Computers & Technology-0.73%
   Amkor Technology 144A 9.25% 5/1/06 ...........          35,000        33,163
   Computer Science 7.50% 8/8/05 ................          75,000        77,429
                                                                      ---------
                                                                        110,592
                                                                      ---------
   Electronics & Electrical Equipment-0.68%
   Arrow Electronics 8.20% 10/1/30 ..............          40,000        40,042
   Flextronics International 144A
     9.875% 7/1/10 ..............................          65,000        63,700
                                                                      ---------
                                                                        103,742
                                                                      ---------
   Energy-3.28%
   Chesapeake Energy 9.625% 5/1/05 ..............          80,000        82,700
   Frontier Oil 11.75% 11/15/09 .................          25,000        24,906
   Nuevo Energy Series B 9.50% 6/1/08 ...........          60,000        60,900
   Parker Drilling 9.75% 11/15/06 ...............          85,000        85,850
   Pride International 10.00% 6/1/09 ............          20,000        21,100
   PSEG Energy Holdings
     10.00% 10/1/09 .............................         100,000       106,290



                                                              Strategic Income-3

Strategic Income Series
Statement of Net Assets (Continued)


                                                         Principal       Market
                                                          Amount*        Value
                                                                        (U.S. $)


   CORPORATE BONDS (Continued)
   Energy (Continued)
   R&B Falcon 9.125% 12/15/03 ................... USD      50,000    $   52,000
   Triton Energy 8.875% 10/1/07 .................          65,000        66,056
                                                                     ----------
                                                                        499,802
                                                                     ----------
   Food, Beverage & Tobacco-0.41%
 **Big V Supermarkets 11.00% 2/15/04 ............         150,000        27,750
   Di Giorgio 10.00% 6/15/07 ....................          40,000        34,200
                                                                     ----------
                                                                         61,950
                                                                     ----------
   Healthcare & Pharmaceuticals-1.06%
   Healthsouth 10.75% 10/1/08 ...................          30,000        31,552
   Tenet Healthcare 7.625% 6/1/08 ...............         100,000        98,750
   United Healthcare 7.50% 11/15/05 .............          30,000        31,068
                                                                     ----------
                                                                        161,370
                                                                     ----------
   Industrial Machinery-0.47%
   Pierce Leahy 8.125% 5/15/08 ..................          75,000        71,625
                                                                     ----------
                                                                         71,625
                                                                     ----------
   Leisure, Lodging & Entertainment-3.11%
   Anchor Gaming 144A
     9.875% 10/15/08 ............................          50,000        51,625
   Bally Total Fitness 9.875% 10/15/07 ..........          75,000        69,938
   Harrah's Operating Company
     7.875% 12/15/05 ............................          65,000        64,838
   HMH Properties Series B
     7.875% 8/1/08 ..............................          55,000        53,075
   International Game Technology
     8.375% 5/15/09 .............................          70,000        70,175
   Mohegan Tribal Gaming
     8.125% 1/1/06 ..............................          65,000        65,488
   Park Place Entertainment
     7.875% 12/15/05 ............................          75,000        73,688
   Venetian Casino Resort
     12.25% 11/15/04 ............................          25,000        24,625
                                                                     ----------
                                                                        473,452
                                                                     ----------
   Metals & Mining-1.10%
   Golden Northwest 12.00% 12/15/06 .............          65,000        58,825
   P&L Coal 9.625% 5/15/08 ......................          50,000        50,063
   USX 6.85% 3/1/08 .............................          60,000        58,056
                                                                     ----------
                                                                        166,944
                                                                     ----------
   Packaging & Containers-0.54%
   Stone Container 10.75% 10/1/02 ...............          80,000        81,700
                                                                     ----------
                                                                         81,700
                                                                     ----------
   Paper & Forest Products-0.35%
   Doman Industries 12.00% 7/1/04 ...............          55,000        53,625
                                                                     ----------
                                                                         53,625
                                                                     ----------
   Retail-1.13%
   Advance Stores 10.25% 4/15/08 ................          35,000        26,425
   Buhrman U.S. 12.25% 11/1/09 ..................          60,000        60,600
   J Crew Operating 10.375% 10/15/07 ............          40,000        34,600
   Lowe's Companies 7.50% 12/15/05 ..............          50,000        51,057
                                                                     ----------
                                                                        172,682
                                                                     ----------
   Telecommunications-5.94%
   Adelphia Business Solutions Series B
     12.25% 9/1/04 ..............................          50,000        39,250
   Bellsouth Capital Funding
     7.875% 2/15/30 .............................          10,000        10,288
   British Telecommunications
     8.625% 12/15/30 ............................          40,000        40,159

                                                         Principal       Market
                                                          Amount*        Value
                                                                        (U.S. $)

   CORPORATE BONDS (Continued)
   Telecommunications (Continued)
   Crown Castle International
     10.75% 8/1/11 ..............................   USD    50,000    $   52,250
   Dobson Communications
     10.875% 7/1/10 .............................          50,000        49,500
   Echostar DBS 9.375% 2/1/09 ...................          70,000        68,250
   Exodus Communications
     10.75% 12/15/09 ............................          60,000        51,900
   Global Crossing 9.625% 5/15/08 ...............          75,000        70,875
   Insight Midwest 144A
     10.50% 11/1/10 .............................          75,000        78,188
   Level 3 Communications
     9.125% 5/1/08 ..............................          75,000        60,938
   Metromedia Fiber Network
     10.00% 11/15/08 ............................          65,000        54,275
   Nextel Communications
     9.375% 11/15/09 ............................          55,000        51,425
     12.00% 11/1/08 .............................         110,000       115,775
   Nextlink Communications
     12.50% 4/15/06 .............................          30,000        27,150
   NTL Communications 144A
     11.875% 10/1/10 ............................          20,000        17,900
   Rural Cellular 9.625% 5/15/08 ................          55,000        50,875
   Telecorp PCS 10.625% 7/15/10 .................          25,000        25,500
   Winstar Communications
     12.75% 4/15/10 .............................          60,000        39,900
                                                                     ----------
                                                                        904,398
                                                                     ----------
   Transportation & Shipping-0.61%
   Stagecoach Holdings 8.625% 11/15/09 ..........         100,000        93,498
                                                                     ----------
                                                                         93,498
                                                                     ----------
   Utilities-1.95%
   AES
     8.75% 12/15/02 .............................          65,000        65,569
     10.25% 7/15/06 .............................          45,000        46,631
   Azurix 10.75% 2/15/10 ........................          60,000        59,100
   Calpine 8.625% 8/15/10 .......................          65,000        63,053
   CMS Energy 9.875% 10/15/07 ...................          60,000        62,581
                                                                     ----------
                                                                        296,934
                                                                     ----------
   Total Corporate Bonds
     (cost $5,175,963) ..........................                     4,981,122
                                                                     ----------
   FOREIGN BONDS-36.19%
   Australia-2.77%
   Australian Government Series 909
     7.50% 9/15/09 .............................. AUD     150,000        93,038
   New South Wales Treasury
     7.00% 4/1/04 ...............................         130,000        75,294
   Queensland Treasury Series 01G
     8.00% 8/14/01 ..............................         250,000       141,028
   Toyota Finance Australia
     7.00% 12/5/01 ..............................         200,000       112,310
                                                                     ----------
                                                                        421,670
                                                                     ----------
   Austria-2.25%
   Bank of Austria 10.875% 11/17/04 ............. AUD     200,000       129,112
   Republic of Austria 7.25% 5/3/07 ............. DEM     400,000       212,935
                                                                     ----------
                                                                        342,047
                                                                     ----------


                                                              Strategic Income-4

Strategic Income Series
Statement of Net Assets (Continued)


                                                         Principal       Market
                                                          Amount*        Value
                                                                        (U.S. $)

   FOREIGN BONDS (Continued)
   Canada-1.57%
   Government of Canada
     10.25% 3/15/14 ............................. CAD      70,000    $   66,976
   Ontario Province 6.25% 12/3/08 ............... NZD     400,000       171,350
                                                                     ----------
                                                                        238,326
                                                                     ----------
   Germany-0.55%
   Deutschland Republic 6.25% 1/4/24 ............ EUR      80,000        82,974
                                                                     ----------
                                                                         82,974
                                                                     ----------
   Greece-1.66%
   Hellenic Republic
     8.60% 3/26/08 .............................. GRD  39,000,000       127,966
     8.70% 4/8/05 ...............................      40,000,000       125,538
                                                                     ----------
                                                                        253,504
                                                                     ----------
   Italy-1.46%
   Buoni Poliennali Del Tes
     4.50% 5/1/09 ............................... EUR     160,000       143,759
     9.50% 2/1/01 ...............................          83,000        78,263
                                                                     ----------
                                                                        222,022
                                                                     ----------
   Mexico-1.85%
   United Mexican States
     7.375% 7/6/06 .............................. EUR     290,000       281,938
                                                                     ----------
                                                                        281,938
                                                                     ----------
   Netherlands-1.91%
   Bank Neder Gemeenten
     9.125% 9/27/04 ............................. CAD     250,000       185,143
   Rabobank Nederland 9.75% 8/5/04 ..............         100,000        75,104
   Telefonica Europe 8.25% 9/15/30 .............. USD      30,000        30,395
                                                                     ----------
                                                                        290,642
                                                                     ----------
   New Zealand-2.47%
   New Zealand Government
     8.00% 4/15/04 .............................. NZD     100,000        46,731
     8.00% 11/15/06 .............................         680,000       329,652
                                                                     ----------
                                                                        376,383
                                                                     ----------
   Poland-3.74%
   Poland Government
     6.00% 5/24/09 .............................. PLZ     700,000       121,850
     12.00% 10/12/03 ............................       2,000,000       447,235
                                                                     ----------
                                                                        569,085
                                                                     ----------
   South Africa-7.36%
   Electricity Supply 11.00% 6/1/08 ............. ZAR   2,100,000       250,935
   Republic of South Africa
     12.50% 1/15/02 .............................       1,200,000       161,347
     12.50% 12/21/06 ............................       3,300,000       437,598
     13.00% 8/31/10 .............................         850,000       114,042
   Transnet 16.50% 4/1/10 .......................       1,000,000       156,603
                                                                     ----------
                                                                      1,120,525
                                                                     ----------
   Supranational-2.28%
   International Bank of Reconstruction
     & Development 5.50% 4/15/04 ................ NZD      90,000        38,454
   International Finance
     6.75% 7/15/09 ..............................         700,000       309,387
                                                                     ----------
                                                                        347,841
                                                                     ----------

                                                         Principal       Market
                                                          Amount*        Value
                                                                        (U.S. $)

   FOREIGN BONDS (Continued)
   Sweden-4.71%
   Swedish Government
     8.00% 8/15/07 .............................. SEK    3,800,000  $   479,094
     9.00% 4/20/09 ..............................          780,000      106,339
     10.25% 5/5/03 ..............................        1,100,000      131,681
                                                                     ----------
                                                                        717,114
                                                                     ----------
   United Kingdom-1.28%
   Halifax 5.625% 7/23/07 ....................... DEM      400,000      194,604
                                                                     ----------
                                                                        194,604
                                                                     ----------
   United States-0.33%
   Toyota Motor Credit 7.50% 11/5/01 ............ ITL  100,000,000       49,484
                                                                     ----------
                                                                         49,484
                                                                     ----------
   Total Foreign Bonds
     (cost $6,436,996) ..........................                     5,508,159
                                                                     ----------
   NON-AGENCY COLLATERALIZED MORTGAGE
     OBLIGATIONS-0.66%
   Residential Accredit Loans
     Series 98-QS9 A3 6.75% 7/25/28 ............. USD      100,000       99,907
                                                                     ----------
   Total Non-Agency Collateralized Mortgage
     Obligations (cost $100,453) ................                        99,907
                                                                     ----------
   U.S. TREASURY OBLIGATIONS-6.60%
   U.S. Treasury Bond
    +8.875% 8/15/17 .............................           50,000       67,924
    +10.75% 8/15/05 .............................          600,000      736,172
   U.S. Treasury Note
     5.75% 11/15/05 .............................           25,000       25,821
     6.125% 8/15/29 .............................          103,000      112,206
   U.S Treasury N/B 5.75% 8/15/10 ...............           60,000       62,902
                                                                     ----------
   Total U.S. Treasury Obligations
     (cost $987,077) ............................                     1,005,025
                                                                     ----------

                                                         Number of
                                                           Shares

   PREFERRED STOCK-0.34%
   Centaur Funding 9.08% ........................            50          51,984
                                                                     ----------
   Total Preferred Stock
     (cost $50,537) .............................                        51,984
                                                                     ----------


                                                              Strategic Income-5

Strategic Income Series
Statement of Net Assets (Continued)


                                                         Principal       Market
                                                          Amount*        Value
                                                                        (U.S. $)

REPURCHASE AGREEMENTS-4.05%
With BNP Paribas 6.00% 1/2/01
  (dated 12/29/00, collateralized by $63,000
  U.S. Treasury Notes 11.625% due 11/15/02,
  market value $71,083 and $27,000
  U.S. Treasury Notes 11.875% due 11/15/03,
  market value $32,303 and $93,000
  U.S. Treasury Notes 11.625% due 11/15/04,
  market value $115,684) ........................ USD     214,000      $214,000
With Chase Manhattan 5.85% 1/2/01
  (dated 12/29/00, collateralized by $212,000
  U.S. Treasury Notes 6.00% due 9/30/02,
  market value $217,974) ........................         213,000       213,000
With J.P. Morgan Securities 5.90% 1/2/01
  (dated 12/29/00, collateralized by $174,000
  U.S. Treasury Bills due 3/29/01,
  market value $171,723 and $19,000
  U.S. Treasury Notes 10.75% due 5/15/03,
  market value $21,367) ......................... USD     189,000       189,000
                                                                       --------
Total Repurchase Agreements
  (cost $616,000) ...............................                       616,000
                                                                       --------


TOTAL MARKET VALUE OF SECURITIES-97.91% (cost $15,925,287) ........  14,903,850

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-2.09% .............     317,940
                                                                    -----------

NET ASSETS APPLICABLE TO 1,787,816 SHARES OUTSTANDING-100.00% ..... $15,221,790
                                                                    ===========
NET ASSET VALUE-STRATEGIC INCOME SERIES STANDARD CLASS
  ($15,216,716 / 1,787,220 shares) ................................       $8.51
                                                                          =====
NET ASSET VALUE-STRATEGIC INCOME SERIES SERVICE CLASS
  ($5,074 / 596 shares) ...........................................       $8.51
                                                                          =====
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2000:
Shares of beneficial interest (unlimited authorization-no par) .... $19,057,250
Undistributed net investment income++ .............................   1,158,484
Accumulated net realized loss on investments ......................  (3,978,330)
Net unrealized depreciation of investments and foreign currencies .  (1,015,614)
                                                                    -----------
Total net assets .................................................. $15,221,790
                                                                    ===========

----------------
 * Principal amount is stated in the currency in which each bond is denominated.

    AUD-Australian Dollar
    CAD-Canadian Dollar
    DEM-German Mark
    EUR-European Monetary Unit
    GRD-Greek Drachma
    ITL-Italian Lira
    NZD-New Zealand Dollar
    PLZ-Polish Zloty
    SEK-Swedish Krona
    USD-U. S. Dollar
    ZAR-South African Rand

 ** Non-income producing security. Security is currently in default.
*** Zero coupon bond as of December 31, 2000. The interest rate shown is the step-up rate.
  + Fully or partially pledged as collateral for financial futures contracts. ++ Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
+++ Zero coupon bond as of December 31, 2000. The interest rate shown is the effective yield at the time of purchase by the Series.

                             See accompanying notes

                                                              Strategic Income-6

Delaware Group Premium Fund-
Strategic Income Series
Statement of Assets and Liabilities
Year Ended December 31, 2000

ASSETS:
Investments at market
  (cost $15,925,287) .............................................  $14,903,850
Dividends and interest receivable ................................      349,303
Subscriptions receivable .........................................       16,940
Receivable for securities sold ...................................      478,042
Foreign currency .................................................       11,883
Other assets .....................................................          472
                                                                    -----------
Total assets .....................................................   15,760,490
                                                                    -----------

LIABILITIES:
Payable for securities purchased .................................      476,676
Liquidations payable .............................................       17,716
Variation margin payable on futures ..............................          859
Other accounts payable and
  accrued expenses ...............................................       43,449
                                                                    -----------
Total liabilities ................................................      538,700
                                                                    -----------
TOTAL NET ASSETS .................................................  $15,221,790
                                                                    ===========

Delaware Group Premium Fund-
Strategic Income Series
Statement of Operations
Year Ended December 31, 2000

INVESTMENT INCOME:
Interest .........................................................  $ 1,549,455
Dividends ........................................................        1,860
                                                                    -----------
                                                                      1,551,315
                                                                    -----------
EXPENSES:
Management fees ..................................................      107,612
Reports and statements to shareholders ...........................        7,292
Accounting and administration expenses ...........................        6,740
Taxes (other than taxes on income) ...............................        2,740
Custodian fees ...................................................        1,646
Trustees' fees ...................................................        1,478
Dividend disbursing and transfer agent
  fees and expenses ..............................................        1,392
Registration fees ................................................        1,000
Professional fees ................................................          610
Distribution expense-Service Class ...............................            5
Other ............................................................        2,076
                                                                    -----------
                                                                        132,591
Less expenses paid indirectly ....................................         (788)
                                                                    -----------
Total expenses ...................................................      131,803
                                                                    -----------

NET INVESTMENT INCOME ............................................    1,419,512
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments ......................................................   (2,083,700)
Futures contracts ................................................       (8,647)
Options written ..................................................       (9,170)
Foreign currencies ...............................................     (222,109)
                                                                    -----------
Net realized loss ................................................   (2,323,626)
Net change in unrealized appreciation / depreciation
  of investments and foreign currencies ..........................      395,998
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON
INVESTMENTS AND FOREIGN CURRENCIES ...............................   (1,927,628)
                                                                    -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ......................................   ($ 508,116)
                                                                    ===========


                             See accompanying notes

Delaware Group Premium Fund-
Strategic Income Series
Statements of Changes in Net Assets

                                                      Year Ended    Year Ended
                                                       12/31/00      12/31/99
                                                      ----------    ----------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income .............................. $ 1,419,512    $ 1,681,193
Net realized loss on investments and
  foreign currencies ...............................  (2,323,626)    (1,824,770)
Net change in unrealized appreciation /
  depreciation of investments and
  foreign currencies ...............................     395,998       (600,544)
                                                     -----------    -----------
Net decrease in net assets resulting
  from operations ..................................    (508,116)      (744,121)
                                                     -----------    -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income:
  Standard Class ...................................  (1,661,617)    (1,197,603)
  Service Class ....................................           -              -
                                                     -----------    -----------
                                                      (1,661,617)    (1,197,603)
                                                     -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  Standard Class ...................................   2,164,118      5,634,142
  Service Class ....................................       4,998              -
Net asset value of shares issued upon
  reinvestment of distributions:
  Standard Class ...................................   1,661,617      1,197,603
  Service Class ....................................           -              -
                                                     -----------    -----------
                                                       3,830,733      6,831,745
                                                     -----------    -----------
Cost of shares repurchased:
  Standard Class ...................................  (6,281,029)    (5,618,966)
  Service Class ....................................           -              -
                                                     -----------    -----------
                                                      (6,281,029)    (5,618,966)
                                                     -----------    -----------
Increase (decrease) in net assets derived
  from capital share transactions ..................  (2,450,296)     1,212,779
                                                     -----------    -----------

NET DECREASE IN NET ASSETS .........................  (4,620,029)      (728,945)

NET ASSETS:
Beginning of period ................................  19,841,819     20,570,764
                                                     -----------    -----------
End of period ...................................... $15,221,790    $19,841,819
                                                     ===========    ===========


                             See accompanying notes


                                                              Strategic Income-7

Delaware Group Premium Fund-Strategic Income Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:



                                                                Strategic Income Series Standard Class

                                                                                                   5/1/97(1)
                                                                 Year Ended December 31,              to
                                                             2000         1999         1998        12/31/97
                                                          -----------------------------------------------------

Net asset value, beginning of period ....................   $9.660      $10.600       $10.620       $10.000

Income (loss) from investment operations:
Net investment income(2) ................................    0.741        0.779         0.832         0.523
Net realized and unrealized gain (loss)
  on investments and foreign currencies .................   (0.986)      (1.109)       (0.557)        0.097
                                                            ------      -------       -------       -------
Total from investment operations ........................   (0.245)      (0.330)        0.275         0.620
                                                            ------      -------       -------       -------

Less dividends and distributions:
Dividends from net investment income ....................   (0.905)      (0.610)       (0.270)            -
Distributions from net realized gain on investments .....        -            -        (0.025)            -
                                                            ------      -------       -------       -------
Total dividends and distributions .......................   (0.905)      (0.610)       (0.295)            -
                                                            ------      -------       -------       -------

Net asset value, end of period ..........................   $8.510      $ 9.660       $10.600       $10.620
                                                            ======      =======       =======       =======

Total return(3) .........................................   (2.62%)      (3.29%)        2.63%         6.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .................  $15,217      $19,842       $20,571        $8,606
Ratio of expenses to average net assets .................    0.80%        0.80%         0.80%         0.80%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly .......    0.80%        0.80%         0.81%         1.23%
Ratio of net investment income to average net assets ....    8.57%        7.88%         7.90%         7.44%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid
  indirectly ............................................    8.57%        7.88%         7.89%         7.01%
Portfolio turnover ......................................     138%         101%          143%           70%


---------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.



                             See accompanying notes



                                                              Strategic Income-8

Strategic Income Series
Financial Highlights (Continued)


Selected data for each share of the Series outstanding throughout the period was as follows:

                                           Strategic Income Series Service Class
                                                          5/1/00(1)
                                                            to
                                                         12/31/00
                                                        ----------
Net asset value, beginning of period ..................   $8.390

Income (loss) from investment operations:
Net investment income(2) ..............................    0.470
Net realized and unrealized loss on investments
  and foreign currencies ..............................   (0.350)
                                                          ------
Total from investment operations ......................    0.120
                                                          ------

Net asset value, end of period ........................   $8.510
                                                          ======

Total return(3) .......................................    1.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...............       $5
Ratio of expenses to average net assets ...............    0.95%
Ratio of net investment income to average net assets ..    8.39%
Portfolio turnover ....................................     138%


------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.



                             See accompanying notes




                                                              Strategic Income-9

Delaware Group Premium Fund-Strategic Income Series
Notes to Financial Statements
December 31, 2000

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series (formerly Delaware Balanced Series), Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series (formerly DelCap Series), High Yield Series (formerly Delchester Series), International Equity Series, REIT Series, Select Growth Series (formerly Aggressive Growth Series), Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Strategic Income Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended. The Series offers two classes of shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares do carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek high current income and total return. It seeks to achieve its objective by investing primarily in three sectors of the fixed-income market: high-yield bonds, investment grade U.S. bonds and high quality international fixed-income securities.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series isolates that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Withholding taxes have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates. Original issue discounts are accreted to interest income over the lives of the respective securities.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Series currently does not amortize market discounts and premiums on fixed income securities. Upon adoption, the Series will be required to record a cumulative effect adjustment to reflect the amortization of such discounts and premiums. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Series. Additionally, the above adjustment will have no impact on the Series' distributions, which are determined in accordance with federal income income tax regulations. At this time, the Series has not completed its analysis of the impact of this accounting change.

The Series declares and pays distributions from net investment income and net realized gain on investments, if any, following the close of the fiscal year.


                                                             Strategic Income-10

Strategic Income Series
Notes to Financial Statements (Continued)

1. Significant Accounting Policies (Continued)
Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $381 for the year ended December 31, 2000. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These earnings credits were $407 for the year ended December 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion. DMC has entered into a sub-advisory agreement with Delaware International Advisers Ltd. (DIAL), an affiliate of DMC, related to the foreign securities portion of the Series. For the services provided, DMC pays DIAL an annual fee which is equal to one third of the management fee paid to DMC. The Series does not pay any fees directly to DIAL.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2001. No reimbursement was due for the year ended December 31, 2000.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to the distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets.

At December 31, 2000, the Series had liabilities payable to affiliates as follows:

                                 Dividend disbursing,          Other
               Investment        transfer agent fees,        expenses
               management          accounting fees            payable
             fee payable to       and other expenses          to DMC
                  DMC               payable to DSC        and affiliates
             --------------      --------------------     --------------
                 $8,223                  $653                  $1,338


Certain officers of DMC, DIAL, DSC and DDLP are officers, trustees and/or employees of the Series. These officers, trustees and employees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2000, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

         Purchases.........................   $17,728,344
         Sales.............................   $20,126,604

At December 31, 2000, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                        Aggregate        Aggregate
          Cost of       unrealized       unrealized      Net unrealized
        investments    appreciation     depreciation      depreciation
        ------------   ------------     ------------     --------------
         $15,931,134     $193,191       ($1,220,475)      ($1,027,284)

For federal income tax purposes, the Series had accumulated capital losses as of December 31, 2000, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                               Year of Expiration
                2006         2007         2008          Total
                ----         ----         ----          -----
               $7,365     $1,573,761    $1,935,043    $3,516,169



                                                             Strategic Income-11

4. Capital Shares
Transactions in capital shares were as follows:

                                                       Year           Year
                                                       Ended          Ended
                                                     12/31/00       12/31/99
                                                     --------       --------
Shares sold:
  Standard Class .................................   254,320         563,667
  Service Class ..................................       596               -
Shares issued upon reinvestment of distributions:
  Standard Class .................................   193,436         120,241
  Service Class ..................................         -               -
                                                     -------         -------
                                                     448,352         683,908
                                                     -------         -------
Shares repurchased:
  Standard Class .................................  (714,722)       (570,992)
  Service Class ..................................         -               -
                                                     -------         -------
                                                    (714,722)       (570,992)
                                                     -------         -------
Net increase (decrease) ..........................  (266,370)        112,916
                                                     =======         =======


5. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2000, or at any time during the year.

6. Foreign Exchange Contracts
In the event the Series enters into forward foreign currency exchange contracts, it will generally do so as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency exchange contracts were outstanding at December 31, 2000.

7. Futures Contracts
The Series may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Series' custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.


                                                             Strategic Income-12

Strategic Income Series
Notes to Financial Statements (Continued)

7. Futures Contracts (Continued)
Financial futures contracts open at December 31, 2000 were as follows:

         Contracts               Notional                         Unrealized
       to buy (sell)           cost amount    Expiration date     gain (loss)
       -------------           -----------    ---------------     ----------
5 U.S. Treasury 2 year note     $1,012,563         3/30/01          $3,219
(10) U.S Treasury 5 year note   (1,033,844)        3/30/01          (1,785)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The "Notional Cost Amount" presented above represents the Series' total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series' net assets.

8. Options Written
During the year ended December 31, 2000, the Series entered into options contracts in accordance with its investment objectives. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains from investments. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended December 31, 2000 for the Series were as follows:
                                                       Number
                                                    Of Contracts    Premiums
                                                    ------------    --------
Options outstanding at December 31, 1999                  -          $    -
Options written                                          22           5,953
Options terminated in closing purchase transaction      (22)         (5,953)
                                                        ---          ------
Options outstanding at December 31, 2000                  -          $    -
                                                        ===          ======

9. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

10. Tax Information (Unaudited)
For the fiscal year ended December 31, 2000, the Series designates distributions paid during the year as follows:

              (A)              (B)
           Long-Term         Ordinary           (C)
         Capital Gains        Income           Total            (D)
         Distributions     Distributions    Distributions    Qualifying
          (Tax Basis)       (Tax Basis)      (Tax Basis)     Dividends(1)
        ---------------    --------------   -------------    ------------
              --               100%             100%             --

---------------
(A) and (B) are based on a percentage of the Series' total distributions.
(D) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
                                                             Strategic Income-13

Delaware Group Premium Fund-Strategic Income Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Strategic Income Series


We have audited the accompanying statement of net assets and statement of assets and liabilities of Strategic Income Series (the "Series") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Income Series at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                 /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
February 5, 2001








                                                             Strategic Income-14

FOR GROWTH OF CAPITAL

Technology and Innovation Series

Investment Strategy and Performance in 2000

         Throughout 2000, the technology and telecommunications sectors were plagued by significant downturns, causing the Technology and Innovation Series to return a disappointing -46.70% (Standard Class shares with capital change plus reinvestment of all distributions) from the Series' inception on August 31, 2000 through its fiscal year ended December 31, 2000. The Series underperformed its benchmark, the Standard & Poor's 500 Index, which returned -12.69% for the same period.

         We attribute the Series' lackluster results to the stock market's especially weak performance in November 2000. Throughout the month, there were several profit warnings by a growing number of U.S. technology companies, which likely contributed to more aggressive selling by investors, as did uncertainty over the outcome of the U.S. Presidential election. As a result, the S&P 500 Index fell 7.88% and the technology-heavy Nasdaq Composite Index sank 22.90% for the month--its second-worst monthly return in three decades. We held a higher percentage of technology stocks in our portfolio compared to the benchmark, which contributed to our underperformance.

Portfolio Snapshot

         The Technology and Innovation Series began its fiscal year on August 31, 2000 with 40 holdings that we believed provided excellent investment opportunities in the market. Unfortunately, many technology stocks, including wireless handset, semiconductor and wire-line telecommunication equipment companies, experienced sharp declines during most of the Series' fiscal year.

         As a result of this market's weak performance, we began focusing the portfolio in the highest quality technology companies that we thought had the most solid outlooks. Based on this objective, the Series was streamlined down to 28 stocks as of December 31, 2000. Areas of concentration include telecommunications equipment, semiconductor communications and a range of software companies.

         Although semiconductor companies, in general, suffered throughout the period, a few companies in this sector were strong performers and either remained in the portfolio or were replaced with other successful semiconductor stocks.

         The Series' performance was substantially weakened by a handful of fiber optic and computer software holdings. These stocks were especially hard hit in November 2000, as perceptions of a slowdown in these sectors caused a massive sell off. We do not share that perception and believe that many of these companies' earnings outlooks are solid.

Investment Outlook

         We believe that technology investors currently stand at the forefront of change, as many of today's technology companies replace the current generation of technology and create new markets. As we look ahead to 2001 and beyond, we are optimistic about the prospects for continued growth in the technology sector.

         On a cautionary note, we expect more companies to miss earnings projections in the short-term, given the fact that parts of the economy are still decelerating. In January 2001, the Federal Reserve Board lowered interest rates two times in an effort to stabilize a U.S. economy that was slowing faster than anticipated. Although we applaud the effort and think it greatly enhances the prospects for economic growth in 2001, we realize that the U.S. economy cannot be turned on a dime. We expect that the effects of the rate decrease will become evident in corporate earnings reports later this year.

--------------------------------------------------------------------------------
Technology and Innovation Series Investment Objective

The Series seeks long-term capital growth. It attempts to achieve this objective by primarily investing in stocks we believe will benefit from technological advances and improvements. The stocks can be of any size or market capitalization, including securities of emerging or other growth-oriented companies.
--------------------------------------------------------------------------------

                                                     Technology and Innovation-1

Growth of a $10,000 Investment
August 31, 2000 (Series inception) through
December 31, 2000

---------------------------------------------------
                                 Technology and
            S&P 500 Index        Innovation Series
            -------------        -----------------

Aug. '00     $10,000                 $10,000
Sep. '00     $ 9,472                 $ 9,820
Oct. '00     $ 9,432                 $ 8,650
Nov. '00     $ 8,688                 $ 5,550
Dec. '00     $ 8,731                 $ 5,330
---------------------------------------------------


        Technology and Innovation Series
                Cumulative Return
---------------------------------------------------
             Standard Class        Service Class
                Shares*               Shares*
Lifetime        -46.70%               -46.70%

     For the period ended December 31, 2000

* Both classes commenced operations on August 31, 2000.


Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both Technology and Innovation Series Standard Class shares and the S&P 500 Index for the period from the Series' inception on August 31, 2000 through December 31, 2000. Returns plotted on the chart were as of the last day of each successive month shown. All distributions were reinvested. The S&P 500 Index measures the performance of mostly large-capitalization U.S. companies. The index is unmanaged, with no set investment objective and does not include the "real world" cost of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.








                                                     Technology and Innovation-2

Delaware Group Premium Fund-Technology and Innovation Series
Statement of Net Assets
December 31, 2000

                                                           Number        Market
                                                           of Shares     Value
 COMMON STOCK-99.98%
 Application Software-16.45%
*i2 Technologies .......................................     1,800      $ 97,875
*PeopleSoft ............................................       800        29,750
*Peregrine Systems .....................................     2,900        57,274
*Veritas Software ......................................       400        35,000
                                                                       ---------
                                                                         219,899
                                                                       ---------
 Business Software & Service-15.65%
*Agile Software ........................................       600        29,625
*BEA Systems ...........................................       900        60,581
*NetIQ .................................................     1,000        87,375
*Synquest ..............................................     4,300        31,713
                                                                       ---------
                                                                         209,294
                                                                       ---------
 Computer Communications-17.81%
*Brocade Communications Systems ........................       700        64,269
*Cisco Systems .........................................       500        19,125
*Extreme Networks ......................................     1,700        66,513
*Juniper Networks ......................................       700        88,244
                                                                       ---------
                                                                         238,151
                                                                       ---------
 Diversified Electronic Products-4.05%
*JDS Uniphase ..........................................     1,300        54,194
                                                                       ---------
                                                                          54,194
                                                                       ---------
 Electronic Components-9.09%
*Applied Micro Circuits ................................     1,200        90,056
*PMC - Sierra ..........................................       400        31,450
                                                                       ---------
                                                                         121,506
                                                                       ---------
 Electronic Data Processing-2.50%
*Sun Microsystems ......................................     1,200        33,450
                                                                       ---------
                                                                          33,450
                                                                       ---------
 Electronic Data Processing Peripherals-7.73%
*Network Appliance .....................................       800        51,387
*VeriSign ..............................................       700        51,931
                                                                       ---------
                                                                         103,318
                                                                       ---------
 Internet Services-10.88%
*Ariba .................................................       800        43,000
*BroadVision ...........................................     3,100        36,618
*Commerce One ..........................................     2,600        65,813
                                                                       ---------
                                                                         145,431
                                                                       ---------
 Semiconductors-3.27%
*Micrel ................................................       600        20,213
*Transwitch ............................................       600        23,475
                                                                       ---------
                                                                          43,688
                                                                       ---------

                                                           Number        Market
                                                           of Shares     Value
 COMMON STOCK (Continued)
 Telecommunications Equipment-12.55%
*Ciena .................................................       800     $  65,100
*ONI Systems ...........................................       400        15,825
*Openwave Systems ......................................       600        28,763
*Research in Motion ....................................       400        32,000
*Sycamore Networks .....................................       700        26,075
                                                                       ---------
                                                                         167,763
                                                                       ---------
 Total Common Stock
  (cost $2,086,907) ....................................               1,336,694
                                                                       ---------

                                                          Principal
                                                          Amount
 REPURCHASE AGREEMENTS-0.67%
 With BNP Paribas 6.00% 1/2/01
  (dated 12/29/00, collateralized by
  $1,000 U.S. Treasury Notes
  11.625% due 11/15/02,
  market value $1,039 and $400
  U.S. Treasury Notes 11.875%
  due 11/15/03, market value
  $472 and $1,400 U.S. Treasury
  Notes 11.625% due 11/15/04,
  market value $1,690) .................................    $3,130         3,130
 With Chase Manhattan 5.85%
  1/2/01 (dated 12/29/00,
  collateralized by $3,000
  U.S. Treasury Notes
  6.00% due 9/30/02,
  market value $3,185) .................................     3,110         3,110
 With J.P. Morgan Securities
  5.90% 1/2/01 (dated 12/29/00,
  collateralized by $2,600
  U.S. Treasury Bills due 3/29/01,
  market value $2,509 and $300
  U.S. Treasury Notes 10.75% due
  5/15/03, market value $312) ..........................     2,760         2,760
                                                                       ---------
 Total Repurchase Agreements
  (cost $9,000) ........................................                   9,000
                                                                       ---------

TOTAL MARKET VALUE OF SECURITIES-100.65% (cost $2,095,907) ..........................................   1,345,694

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.65%) .............................................      (8,639)
                                                                                                       ----------
NET ASSETS APPLICABLE TO 250,501 SHARES OUTSTANDING-100.00% .........................................  $1,337,055
                                                                                                       ==========
NET ASSET VALUE-TECHNOLOGY AND INNOVATION SERIES STANDARD CLASS ($1,334,387 / 250,001 shares) .......       $5.34
                                                                                                            =====
NET ASSET VALUE-TECHNOLOGY AND INNOVATION SERIES SERVICE CLASS ($2,668 / 500 shares) ................       $5.34
                                                                                                            =====
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2000:
Shares of beneficial interest (unlimited authorization-no par) ......................................  $2,505,010
Accumulated net realized loss on investments ........................................................    (417,742)
Net unrealized depreciation of investments ..........................................................    (750,213)
                                                                                                       ----------
Total net assets ....................................................................................  $1,337,055
                                                                                                       ==========

----------
*Non-income producing security for the period ended December 31, 2000.



                             See accompanying notes

                                                     Technology and Innovation-3

Delaware Group Premium Fund-
Technology and Innovation Series
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Investments at market (cost $2,095,907) ..........................  $ 1,345,694
Cash .............................................................          648
Dividends and interest receivable ................................            4
Receivable for securities sold ...................................      315,240
                                                                    -----------
    Total assets .................................................    1,661,586
                                                                    -----------
LIABILITIES:
Payable for securities purchased .................................      318,745
Other accounts payable
  and accrued expenses ...........................................        5,786
                                                                    -----------
Total liabilities ................................................      324,531
                                                                    -----------

TOTAL NET ASSETS .................................................  $ 1,337,055
                                                                    ===========
Delaware Group Premium Fund-
Technology and Innovation Series
Statement of Operations
August 31, 2000* to December 31, 2000

INVESTMENT INCOME:
Interest .........................................................  $     5,530
Dividends ........................................................           18
                                                                    -----------
                                                                          5,548
                                                                    -----------
EXPENSES:
Management fees ..................................................        5,063
Reports and statements to shareholders ...........................        1,167
Custodian fees ...................................................          739
Accounting and administration expenses ...........................          285
Professional fees ................................................          218
Dividend disbursing and transfer agent
  fees and expenses ..............................................           80
Registration fees ................................................           58
Trustees' fees ...................................................           30
Taxes (other than taxes on income) ...............................            8
Distribution expense - Service Class .............................            2
Other ............................................................          303
                                                                    -----------
                                                                          7,953
Less expenses absorbed or waived .................................       (1,934)
Less expenses paid indirectly ....................................         (233)
                                                                    -----------
Total expenses ...................................................        5,786
                                                                    -----------

NET INVESTMENT LOSS ..............................................         (238)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
Net realized loss on investments .................................     (417,504)
Net change in unrealized appreciation / depreciation
  of investments .................................................     (750,213)
                                                                    -----------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS ............................................   (1,167,717)
                                                                    -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ......................................  ($1,167,955)
                                                                    ===========
----------
*Date of commencement of operations.

                             See accompanying notes

Delaware Group Premium Fund-
Technology and Innovation Series
Statement of Changes In Net Assets
                                                                     8/31/00* to
                                                                       12/31/00
                                                                     -----------
DECREASE IN NET ASSETS
  FROM OPERATIONS:
Net investment loss ..............................................        ($238)
Net realized loss on investments .................................     (417,504)
Net change in unrealized appreciation /
  depreciation of investments ....................................     (750,213)
                                                                     -----------
Net decrease in net assets resulting from operations .............   (1,167,955)
                                                                     -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  Standard Class .................................................    2,500,010
  Service Class ..................................................        5,000
                                                                     -----------
Increase in net assets derived from
  capital share transactions .....................................    2,505,010
                                                                     -----------

NET INCREASE IN NET ASSETS .......................................    1,337,055

NET ASSETS:
Beginning of period ..............................................           --
                                                                     -----------
End of period ....................................................   $1,337,055
                                                                     ==========

----------
*Date of commencement of operations.

                             See accompanying notes

                                                     Technology and Innovation-4

Delaware Group Premium Fund-Technology and Innovation Series
Financial Highlights

Selected data for each share of the Series outstanding throughout the period was as follows:

                                 Technology and Innovation Series Standard Class
                                                                      8/31/00(1)
                                                                           to
                                                                       12/31/00
                                                                       --------
Net asset value, beginning of period .............................     $ 10.000

Loss from investment operations:
Net investment loss(2) ...........................................       (0.001)
Net realized and unrealized loss on investments ..................       (4.659)
                                                                       --------
Total from investment operations .................................       (4.660)
                                                                       --------

Net asset value, end of period ...................................     $  5.340
                                                                       ========

Total return(3) ..................................................      (46.70%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..........................       $1,334
Ratio of expenses to average net assets(4) .......................        0.84%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly .......        1.16%
Ratio of net investment loss to average net assets ...............       (0.03%)
Ratio of net investment loss to average net assets prior
  to expense limitation and expenses paid indirectly .............       (0.35%)
Portfolio turnover ...............................................         127%

----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(4) Ratio including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.88%.

                             See accompanying notes

                                                     Technology and Innovation-5

Technology and Innovation Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout the period was as follows:
                                  Technology and Innovation Series Service Class
                                                                      8/31/00(1)
                                                                          to
                                                                       12/31/00
                                                                       --------
Net asset value, beginning of period .............................     $ 10.000

Loss from investment operations:
Net investment loss(2) ...........................................       (0.005)
Net realized and unrealized loss on investments ..................       (4.655)
                                                                       --------
Total from investment operations .................................       (4.660)
                                                                       --------

Net asset value, end of period ...................................     $  5.340
                                                                       ========

Total return(3) ..................................................      (46.70%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..........................           $3
Ratio of expenses to average net assets(4) .......................        0.99%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly ........................        1.31%
Ratio of net investment loss to average net assets ...............       (0.18%)
Ratio of net investment loss to average net assets prior
  to expense limitation and expenses paid indirectly .............       (0.50%)
Portfolio turnover ...............................................         127%

----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(4) Ratio including fees paid indirectly in accordance with Securities and Exchange Commission rules was 1.03%.

                             See accompanying notes

                                                     Technology and Innovation-6

Delaware Group Premium Fund-Technology and Innovation Series
Notes to Financial Statements
December 31, 2000

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series (formerly Delaware Balanced Series), Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series (formerly DelCap Series), High Yield Series (formerly Delchester Series), International Equity Series, REIT Series, Select Growth Series (formerly Aggressive Growth Series), Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Technology and Innovation Series (the "Series"). The Trust is an open-end investment company. The Series is considered non-diversified under the Investment Company Act of 1940, as amended. The Series offers two classes of shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares do carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek to provide long-term capital growth. It attempts to achieve this objective by primarily investing in stocks we believe will benefit from technological advances and improvements. The stocks can be of any size or market capitalization, including securities of emerging or other growth-oriented companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $16 for the period ended December 31, 2000. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These earnings credits were $217 for the period ended December 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2001.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to the distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets.

                                                     Technology and Innovation-7

Technology and Innovation Series
Notes to Financial Statements (Continued)

2. Investment Management and Other Transactions with Affiliates (Continued) At December 31, 2000, the Series had liabilities payable to affiliates as follows:

                             Dividend disbursing,        Other
           Investment        transfer agent fees,       expenses
           management          accounting fees           payable
         fee payable to      and other expenses          to DMC
             DMC               payable to DSC         and affiliates
         --------------     ---------------------     --------------
           $3,129                   $147                    $1

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Series. These officers, trustees and employees are paid no compensation by the Series.

3. Investments
For the period ended December 31, 2000, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

Purchases ...............  $ 3,273,113
Sales ...................    $ 768,702

At December 31, 2000, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                             Aggregate       Aggregate
           Cost of          unrealized       unrealized      Net unrealized
         investments       appreciation     depreciation      depreciation
         -----------       ------------     ------------      ------------
         $2,279,880           $8,473         ($942,659)        ($934,186)

For federal income tax purposes, the Series had accumulated capital losses as of December 31, 2000, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

        Year of Expiration
              2008
        ------------------
            $233,531

4. Capital Shares
Transactions in capital shares were as follows:

                                    Period
                                    Ended
                                    12/31/00*
                                    ---------
Shares sold:
  Standard Class ................   250,001
  Service Class .................       500
                                    -------
                                    250,501
                                    -------
Net increase ....................   250,501
                                    =======
----------
*Commenced operations on 8/31/00.

5. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2000, or at any time during the period.

6. Credit and Market Risk
The Series concentrates its investments in companies management believes will benefit from technology advances and innovation. As a result, the value of the Series' shares can be expected to fluctuate in response to factors affecting the industries in which these companies operate, and may fluctuate more widely than a fund that invests in a broader range of industries. The Series may be more susceptible to any single economic, political or regulatory occurrence affecting these companies.

The Series invests a significant portion of its assets in small- and medium-sized companies and may be subject to certain risks associated with ownership of securities of small- and medium-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

                                                     Technology and Innovation-8

Delaware Group Premium Fund-Technology and Innovation Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Technology and Innovation Series

We have audited the accompanying statement of net assets and statement of assets and liabilities of Technology and Innovation Series (the "Series") as of December 31, 2000, and the related statement of operations, statement of changes in net assets and financial highlights for the period August 31, 2000 (commencement of operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Technology and Innovation Series at December 31, 2000, and the results of its operations, the changes in its net assets and its financial highlights for the period August 31, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States.


                                                        /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 5, 2001





                                                     Technology and Innovation-9

FOR GROWTH OF CAPITAL

Trend Series

Investment Strategy and Performance in 2000

         Throughout 2000, severe levels of volatility struck nearly every major stock market index, causing 2000 to be the worst year in the equity markets since 1990. The performance of the Trend Series suffered from the turbulent conditions and posted a total return of -6.88% (Standard Class shares with capital change plus reinvestment of all distributions) for the fiscal year ended December 31, 2000. Although we were disappointed by the Series' performance, we were pleased that it managed to significantly outperform its benchmark, the Russell 2000 Growth Index, which returned -22.43% for the same period. We attribute the Series' outperformance to strong security selection by management, especially in the technology sector, where the Series' holdings fared better than those in the benchmark.

         In the current volatile environment, it is our opinion that the market will continue to display an emphasis on earnings growth; rewarding those companies that exhibit continued growth and penalizing those companies that fall short of expectations. In this investment environment, we will continue to focus on companies that have strong earnings outlooks and are the recognized leaders of their respective industries.

Portfolio Snapshot

         Computers and technology continues to be our largest sector weighting, comprising more than 17% of our portfolio as of December 31, 2000. Many of the technology holdings that contributed to the Series' positive performance in recent years were the hardest hit securities during this fiscal period. Overall, the Series' technology holdings delivered a -32% return. Although technology stocks particularly suffered in 2000, we expect that they will continue to represent our largest holdings, as we believe this sector has the potential to rebound, in which case our holdings could provide significant future earnings.

         Despite the overall weakness of the market, there were still some companies that posted sizable gains during the fiscal year, such as business services and consumer products. We held more stocks in the business and financial services sector throughout the fiscal year than our benchmark. This larger allocation helped boost our performance, as many investors sought the quality represented in the financial services markets.

Investment Outlook

         Generally, we are maintaining a positive outlook for the Trend Series in the coming months. In our opinion, the downturn in the stock market last year has created many opportunities for the Series. Moreover, the Fed's recent interest rate decreases in January 2001, with indications that more reductions are to come, have given us cause for optimism. We believe that a falling interest rate environment could create a much needed resurgence in the U.S. economy and even boost investors' confidence, which has been seriously dampened in recent months.

         As always, we remain convinced that over the long term, smaller companies offer investors substantial opportunities for capital appreciation. In addition, we continue to believe small-capitalization stocks are an important part of an investor's overall asset allocation policy and offer a great opportunity for investors to diversify their portfolios.

--------------------------------------------------------------------------------
Trend Series Investment Objective

The Series seeks long-term capital appreciation. It attempts to achieve this objective by investing primarily in small, growth-oriented companies that we believe are responsive to changes in the marketplace and have the fundamental characteristics to support continued growth.

--------------------------------------------------------------------------------

                                                                         Trend-1

Growth of a $10,000 Investment
December 27, 1993 (Series inception)
through December 31, 2000



                         Trend Series
                       (Standard Class      Russell 2000
                           Shares)          Growth Index
Dec.'93                    $10,000            $10,000
Dec.'94                    $10,160            $ 9,757
Dec.'95                    $14,144            $12,785
Dec.'96                    $15,699            $14,225
Dec.'97                    $19,054            $16,068
Dec.'98                    $22,110            $16,266
Dec.'99                    $37,686            $23,276
Dec.'00                    $35,091            $18,054

                                                 Trend Series
                                            Average Annual Total Returns
                                          -------------------------------
                                          Standard Class    Service Class
                                            Shares(1)         Shares(2)
                            Lifetime         +19.60%           -15.57%
                            Five Years       +19.93%               --
                            One Year          -6.88%               --

                                For the periods ended December 31, 2000

                            (1) Commenced operations on December 27, 1993.

                            (2) Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both Trend Series Standard Class shares and the Russell 2000 Growth Index for the period from the Series' inception on December 27, 1993 through December 31, 2000. Returns plotted on the chart were as of the last day of each successive year shown. All distributions were reinvested. The Russell 2000 Growth Index is an unmanaged composite that measures the performance of the 2,000 smallest growth-oriented companies in the Russell 3000 Index. The index has no set investment objective and does not include the "real world" cost of managing a mutual fund. You cannot invest directly in an index. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                                         Trend-2

Delaware Group Premium Fund-Trend Series
Statement of Net Assets
December 31, 2000

                                                          Number      Market
                                                        of Shares     Value
  COMMON STOCK-94.94%
  Banking & Finance-5.52%
 *AmeriCredit .....................................      224,600   $ 6,120,350
  Dime Bancorp ....................................      402,700    11,904,819
  Doral Financial .................................      276,300     6,683,006
  GATX ............................................       93,600     4,668,300
  Metris ..........................................      232,150     6,108,447
  Webster Financial ...............................      244,400     6,919,575
                                                                   -----------
                                                                    42,404,497
                                                                   -----------
  Basic Industry / Capital Goods-0.60%
 *MSC Industrial Direct Class A ...................      257,500     4,651,094
                                                                   -----------
                                                                     4,651,094
                                                                   -----------
  Business Services-10.94%
 *BISYS Group .....................................      275,800    14,376,075
 *Bright Horizons Family Solutions ................      269,100     7,030,237
 *Corporate Executive Board .......................      282,000    11,213,906
*+Digital Insight .................................      148,400     2,680,475
*+Dycom ...........................................      563,950    20,266,953
*+eSpeed ..........................................      232,200     3,642,637
 *Hall, Kinion & Associates .......................      176,900     3,560,112
 *Metrocall .......................................          289           135
*+Resources Connection ............................       50,700       963,300
 *Trimeris ........................................      206,200    11,315,225
  True North Communications .......................      171,200     7,276,000
 *Watson Wyatt & Company ..........................       75,900     1,783,650
                                                                   -----------
                                                                    84,108,705
                                                                   -----------
  Computers & Technology-17.24%
*+Broadbase Software ..............................      878,900     5,493,125
 *CarScience ......................................      242,200       181,650
*+Extensity .......................................      158,300       952,273
*+Gemstar-TV Guide International ..................      211,600     9,812,950
  Henry (Jack) & Associates .......................      482,500    29,975,312
*+i2 Technologies .................................      293,270    15,946,556
*+Manugistics Group ...............................      150,800     8,595,600
 *NetIQ ...........................................      239,500    20,926,313
 *Onyx Software ...................................      257,200     2,829,200
 *Peregrine Systems ...............................      467,100     9,225,225
 *Veritas Software ................................      265,487    23,230,113
*+Webex Communications ............................      257,300     5,371,138
                                                                   -----------
                                                                   132,539,455
                                                                   -----------
  Consumer Durables / Cyclical-0.69%
  D.R. Horton .....................................       57,200     1,397,825
  Kaufman & Broad Home ............................      116,300     3,917,856
                                                                   -----------
                                                                     5,315,681
                                                                   -----------
  Consumer Services / Other-1.66%
 *West Teleservices ...............................      454,200    12,774,375
                                                                   -----------
                                                                    12,774,375
                                                                   -----------
  Electronics & Electrical Equipment-9.70%
*+CacheFlow .......................................      137,600     2,347,800
 *CoorsTek ........................................      114,200     3,583,025
 *Micrel ..........................................      611,700    20,606,644
 *Network Appliance ...............................      350,700    22,526,995
 *PMC-Sierra ......................................      147,300    11,581,463
 *RSA Security ....................................      102,100     5,398,538
 *TranSwitch ......................................      218,200     8,537,075
                                                                   -----------
                                                                    74,581,540
                                                                   -----------
  Food, Beverage & Tobacco-0.71%
 *American Italian Pasta Class A ..................      202,900     5,440,256
                                                                   -----------
                                                                     5,440,256
                                                                   -----------

                                                          Number      Market
                                                        of Shares     Value
  COMMON STOCK (Continued)
  Healthcare & Pharmaceuticals-9.12%
*+CIMA Labs .......................................      254,700   $16,571,419
 *CIMA Labs Restricted ............................       60,600     3,942,787
 *Cubist Pharmaceuticals ..........................      126,300     3,662,700
 *Cubist Pharmaceuticals Restricted ...............       57,300     1,661,700
 *Esperion Therapeutics ...........................      196,600     2,138,025
 *Exelixis ........................................       70,500     1,031,062
*+Inhale Therapeutic Systems ......................      271,700    13,720,850
*+Inspire Pharmaceuticals .........................      248,700     6,481,744
*+Intrabiotics Pharmaceuticals ....................      378,200     3,640,175
 *Neurocrine Biosciences ..........................      314,600    10,421,125
*+QLT .............................................      160,800     4,502,400
*+United Therapeutics .............................      156,500     2,308,375
                                                                   -----------
                                                                    70,082,362
                                                                   -----------
  Industrial Machinery-0.01%
 *Spinnaker Industries ............................        4,500        40,219
                                                                   -----------
                                                                        40,219
                                                                   -----------
  Insurance-2.72%
  Everest Re Group ................................       48,300     3,459,488
  PartnerRe .......................................      124,300     7,582,300
  Radian Group ....................................      131,200     9,848,200
                                                                   -----------
                                                                    20,889,988
                                                                   -----------
  Leisure, Lodging & Entertainment-9.97%
*+California Pizza Kitchen ........................       70,600     1,994,450
 *CEC Entertainment ...............................      563,100    19,215,787
 *Extended Stay America ...........................      531,200     6,825,920
 *Mediacom Communications .........................      352,900     6,065,469
 +Morrison Management Specialist ..................       70,840     2,473,024
 +Ruby Tuesday ....................................      438,700     6,690,175
 *Sonic ...........................................      565,275    13,177,974
 *The Cheesecake Factory ..........................      434,550    16,675,856
 *Westwood One ....................................      181,400     3,503,288
                                                                   -----------
                                                                    76,621,943
                                                                   -----------
  Retail-11.37%
 *American Eagle Outfitters .......................      259,200    10,951,200
 *Cost Plus .......................................      444,825    13,066,734
 *Dollar Tree Stores ..............................      680,500    16,672,250
*+Duane Reade .....................................      355,200    10,855,800
 *Getty Images ....................................      429,900    13,756,800
 *Linens'n Things .................................      488,800    13,503,100
 *Too .............................................      329,100     4,113,750
 *Tweeter Home Entertainment Group ................      368,900     4,495,969
                                                                   -----------
                                                                    87,415,603
                                                                   -----------
  Telecommunications-12.10%
 *Advanced Fibre Communications ...................      263,500     4,759,469
 *Agile Software ..................................      176,000     8,690,000
 *Applied Micro Circuits ..........................      423,000    31,744,828
 *Leap Wireless ...................................      124,700     3,117,500
 *SBA Communications ..............................      365,500    15,008,344
*+Tekelec .........................................      534,500    16,035,000
*+Western Multiplex ...............................      343,500     2,361,563
 *XO Communications ...............................      633,100    11,277,094
                                                                   -----------
                                                                    92,993,798
                                                                   -----------
  Miscellaneous-2.59%
 *Mettler-Toledo International ....................      366,800    19,944,750
                                                                   -----------
                                                                    19,944,750
                                                                   -----------
  Total Common Stock
   (cost $595,359,142) ............................                729,804,266
                                                                   -----------

                                                                         Trend-3

Trend Series
Statement of Net Assets (Continued)

                                                     Principal     Market
                                                       Amount       Value
REPURCHASE AGREEMENTS-5.16%
With BNP Paribas 6.00% 1/2/01 (dated 12/29/00,
  collateralized by $4,058,000 U.S. Treasury
  Notes 11.625% due 11/15/02, market value
  $4,575,850 and $1,745,000 U.S. Treasury Notes
  11.875% due 11/15/03, market value $2,079,470
  and $6,006,000 U.S. Treasury Notes 11.625% due
  11/15/04, market value $7,446,983) ..............  $13,797,000   $13,797,000
With Chase Manhattan 5.85% 1/2/01 (dated
  12/29/00, collateralized by $13,650,000 U.S.
  Treasury Notes 6.00% due 9/30/02, market value
  $14,031,727) ....................................   13,683,000    13,683,000
With J.P. Morgan Securities 5.90% 1/2/01 (dated
  12/29/00, collateralized by $11,200,000 U.S.
  Treasury Bills due 3/29/01, market value
  $11,054,362 and $1,211,000 U.S. Treasury Notes
  10.75% due 5/15/03, market value $1,375,473) ....  $12,174,000   $12,174,000
                                                                   -----------
Total Repurchase Agreements
  (cost $39,654,000) ..............................                 39,654,000
                                                                   -----------

TOTAL MARKET VALUE OF SECURITIES-100.10% (cost $635,013,142) ...................      769,458,266

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.10%) ........................         (775,868)
                                                                                     ------------
NET ASSETS APPLICABLE TO 25,798,937 SHARES OUTSTANDING-100.00% .................     $768,682,398
                                                                                     ============
NET ASSET VALUE-TREND SERIES STANDARD CLASS ($760,319,871 / 25,518,032 shares) .           $29.80
                                                                                           ======
NET ASSET VALUE-TREND SERIES SERVICE CLASS ($8,362,527 / 280,905 shares) .......           $29.77
                                                                                           ======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2000:
Shares of beneficial interest (unlimited authorization-no par) .................     $699,488,697
Accumulated net realized loss on investments ...................................      (65,251,423)
Net unrealized appreciation of investments .....................................      134,445,124
                                                                                     ------------
Total net assets ...............................................................     $768,682,398
                                                                                     ============

------
*Non-income producing security for the year ended December 31, 2000.
+Fully or partially on loan. See Note #7 in "Notes to Financial Statements."

                             See accompanying notes

                                                                         Trend-4

Delaware Group Premium Fund-Trend Series
Statement of Operations
Year Ended December 31, 2000

INVESTMENT INCOME:
Interest ....................................................      $ 4,218,684
Security lending income .....................................          654,718
Dividends ...................................................          594,600
                                                                   -----------
                                                                     5,468,002
                                                                   -----------
EXPENSES:
Management fees .............................................        5,780,387
Accounting and administration expenses ......................          340,742
Registration fees ...........................................          145,066
Professional fees ...........................................          118,794
Reports and statements to shareholders ......................           93,187
Dividend disbursing and transfer agent
  fees and expenses .........................................           82,721
Custodian fees ..............................................           34,212
Taxes (other than taxes on income) ..........................           20,419
Trustees' fees ..............................................           16,405
Distribution expense-Service Class ..........................            2,308
Other .......................................................          107,371
                                                                   -----------
                                                                     6,741,612
Less expenses absorbed or waived ............................          (92,870)
Less expenses paid indirectly ...............................          (18,171)
                                                                   -----------
Total expenses ..............................................        6,630,571
                                                                   -----------
NET INVESTMENT LOSS .........................................       (1,162,569)
                                                                   -----------

NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
Net realized loss on investments ............................      (64,320,072)
Net change in unrealized appreciation /
  depreciation of investments ...............................      (32,278,468)
                                                                   -----------
NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS ............................................      (96,598,540)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ...........................................     ($97,761,109)
                                                                  ============

                             See accompanying notes

Delaware Group Premium Fund-Trend Series
Statements of Changes in Net Assets

                                                   Year Ended       Year Ended
                                                    12/31/00         12/31/99
                                                  ------------     -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
Net investment loss ............................  ($1,162,569)       ($431,269)
Net realized gain (loss) on investments ........  (64,320,072)      42,917,993
Net change in unrealized appreciation/
  depreciation of investments ..................  (32,278,468)     125,502,501
                                                 ------------     ------------
Net increase (decrease) in net assets
  resulting from operations ....................  (97,761,109)     167,989,225
                                                 ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Standard Class ...............................            -          (17,149)
  Service Class ................................            -                -
Net realized gain on investments:
  Standard Class ...............................  (42,073,039)               -
  Service Class ................................            -                -
                                                 ------------     ------------
                                                  (42,073,039)         (17,149)
                                                 ------------     ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  Standard Class ...............................  604,951,861      299,364,862
  Service Class ................................    9,983,822                -
Net asset value of shares issued
  upon reinvestment of distributions:
  Standard Class ...............................   42,073,039           17,149
  Service Class ................................            -                -
                                                 ------------     ------------
                                                  657,008,722      299,382,011
                                                 ------------     ------------
Cost of shares repurchased:
  Standard Class ............................... (251,885,140)    (131,948,006)
  Service Class ................................     (264,327)               -
                                                 ------------     ------------
                                                 (252,149,467)    (131,948,006)
                                                 ------------     ------------
Increase in net assets derived from capital
  share transactions ...........................  404,859,255      167,434,005
                                                 ------------     ------------
NET INCREASE IN NET ASSETS .....................  265,025,107      335,406,081

NET ASSETS:
Beginning of period ............................  503,657,291      168,251,210
                                                 ------------     ------------
End of period .................................. $768,682,398     $503,657,291
                                                 ============     ============


                             See accompanying notes

                                                                         Trend-5

Delaware Group Premium Fund-Trend Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                              Trend Series Standard Class
                                                                                Year Ended December 31,
                                                                   2000      1999        1998       1997        1996
                                                                 ----------------------------------------------------
Net asset value, beginning of period ........................    $33.660    $19.760    $17.380    $14.560     $14.020

Income (loss) from investment operations:
Net investment income (loss)(1) .............................     (0.051)    (0.043)     0.006      0.019       0.050
Net realized and unrealized gain (loss)
  on investments ............................................     (1.676)    13.945      2.736      3.031       1.380
                                                                 -------    -------    -------    -------     -------
Total from investment operations ............................     (1.727)    13.902      2.742      3.050       1.430
                                                                 -------    -------    -------    -------     -------
Less dividends and distributions:
Dividends from net investment income ........................         --     (0.002)    (0.020)    (0.050)     (0.090)
Distributions from net realized gain on investments .........     (2.133)        --     (0.342)    (0.180)     (0.800)
                                                                 -------    -------    -------    -------     -------
Total dividends and distributions ...........................     (2.133)    (0.002)    (0.362)    (0.230)     (0.890)
                                                                 -------    -------    -------    -------     -------
Net asset value, end of period ..............................    $29.800    $33.660    $19.760    $17.380     $14.560
                                                                 =======    =======    =======    =======     =======

Total return(2) .............................................     (6.88%)    70.45%     16.04%     21.37%      11.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .....................   $760,320   $503,657   $168,251   $118,276     $56,423
Ratio of expenses to average net assets .....................      0.83%      0.82%      0.81%      0.80%       0.80%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly ...................      0.84%      0.82%      0.85%      0.88%       0.92%
Ratio of net investment income (loss) to average
  net assets ................................................     (0.14%)    (0.18%)     0.03%      0.16%       0.56%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly ..     (0.15%)    (0.18%)    (0.01%)     0.08%       0.44%
Portfolio turnover ..........................................        61%        82%       121%       125%        112%

------
(1) Per share information for the years ended December 31, 1999 and 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

                                                                         Trend-6

Trend Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout the period was as follows:

                                                                  Trend Series Service Class
                                                                          5/1/00(1)
                                                                             to
                                                                          12/31/00
                                                                          --------

Net asset value, beginning of period .................................    $35.260

Loss from investment operations:
Net investment loss(2) ...............................................     (0.074)
Net realized and unrealized loss on investments ......................     (5.416)
                                                                          -------
Total from investment operations .....................................     (5.490)
                                                                          -------
Net asset value, end of period .......................................    $29.770
                                                                          =======
Total return(3) ......................................................    (15.57%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..............................     $8,363
Ratio of expenses to average net assets ..............................      1.00%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly ...........      1.01%
Ratio of net investment loss to average net assets ...................     (0.31%)
Ratio of net investment loss to average net
  assets prior to expense limitation and expenses paid indirectly ....     (0.32%)
Portfolio turnover ...................................................        61%

------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

                                                                         Trend-7

Delaware Group Premium Fund-Trend Series
Notes to Financial Statements
December 31, 2000

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series (formerly Delaware Balanced Series), Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series (formerly DelCap Series), High Yield Series (formerly Delchester Series), International Equity Series, REIT Series, Select Growth Series (formerly Aggressive Growth Series), Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Trend Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended. The Series offers two classes of shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares do carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The objective of the Series is to seek long-term capital appreciation. It attempts to achieve this objective by investing primarily in small growth-oriented companies that the investment manager believes are responsive to changes in the marketplace and have the fundamental characteristics to support continued growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $18,171 for the year ended December 31, 2000. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2001.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

                                                                         Trend-8

Trend Series
Notes to Financial Statements (Continued)

2. Investment Management and Other Transactions with Affiliates (Continued) Pursuant to the distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets.

At December 31, 2000, the Series had liabilities payable to affiliates as follows:

                           Dividend disbursing,             Other
         Investment        transfer agent fees,            expenses
         management          accounting fees                payable
       fee payable to       and other expense               to DMC
            DMC               payable to DSC             and affiliates
       --------------      --------------------          --------------
         $437,122                $33,061                    $75,357

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Series. These officers, trustees and employees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2000, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

Purchases ..............   $817,750,994
Sales ..................   $436,807,503

At December 31, 2000, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                            Aggregate          Aggregate
            Cost of         unrealized        unrealized       Net unrealized
         investments       appreciation      depreciation       appreciation
         ------------      ------------      ------------      --------------
         $646,005,777      $213,386,013      ($89,933,524)       $123,452,489

For federal income tax purposes, the Series had accumulated capital losses as of December 31, 2000, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                               Year of Expiration
                                     2008
                               -------------------
                                  $8,971,847

4. Capital Shares
Transactions in capital shares were as follows:

                                      Year                Year
                                      Ended              Ended
                                     12/31/00           12/31/99
                                     --------           --------
Shares sold:
  Standard Class .................  16,498,118         12,063,724
  Service Class ..................     289,194                  -

Shares issued upon reinvestment
  of distributions:
  Standard Class .................   1,020,942                895
  Service Class ..................           -                  -
                                    ----------         ----------
                                    17,808,254         12,064,619
                                    ----------         ----------
Shares repurchased:
  Standard Class .................  (6,965,627)        (5,616,834)
  Service Class ..................      (8,289)                 -
                                    ----------         ----------
                                    (6,973,916)        (5,616,834)
                                    ----------         ----------
Net increase .....................  10,834,338          6,447,785
                                    ==========         ==========
5. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2000, or at any time during the year.

                                                                         Trend-9

Trend Series
Notes to Financial Statements (Continued)

6. Credit and Market Risk
The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

7. Securities Lending
The Series may lend its securities, along with other funds in the Delaware Investments Family of Funds, pursuant to a security lending agreement (Lending Agreement) with JP Morgan Chase/Mellon Bank. Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of the securities issued in the United States. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at December 31, 2000 were as follows:

           Market Value of              Market Value of
         Securities on Loan                Collateral
         ------------------             ---------------
            $84,344,020                   $89,137,700

8. Tax Information (Unaudited)
For the fiscal year ended December 31, 2000, the Series designates distributions paid during the year as follows:

         (A)                (B)
      Long-Term           Ordinary             (C)
    Capital Gains          Income             Total              (D)
    Distributions       Distributions      Distributions     Qualifying
     (Tax Basis)         (Tax Basis)        (Tax Basis)      Dividends(1)
    -------------       -------------      -------------     ------------
         74%                 26%              100%               --
---------------
    (A) and (B) are based on a percentage of the Series' total distributions.
    (D) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.


                                                                        Trend-10

Delaware Group Premium Fund-Trend Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Trend Series

We have audited the accompanying statement of net assets of Trend Series (the "Series") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Trend Series at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                        /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 5, 2001

                                                                        Trend-11

FOR GROWTH OF CAPITAL

U.S. Growth Series

Investment Strategy and Performance in 2000

         Throughout the year 2000, severe volatility dominated the stock market, producing the worst year in the equity markets since 1990. By year-end, growth investments, such as those held in U.S. Growth Series, were largely out-of-favor in the market. As a result, the Series posted a disappointing return of -4.16% (Standard Class shares with capital change plus reinvestment of all distributions) for the fiscal year ended December 31, 2000. On a positive note, the Series managed to outperform its benchmark, the Standard & Poor's 500 Index, which returned -9.11% for the same period. This outperformance can be attributed in part to the Series' stock selection in the technology sector. A number of our technology stocks saw significant appreciation in the beginning of the year.

         U.S. Growth Series focuses on companies that, in our opinion, are poised for accelerated earnings growth rates. We particularly focus on companies that are undergoing a positive fundamental change. We look for catalysts such as:

          o  management changes
          o  the introduction of new products
          o  changes in the economy which favor an industry
          o  corporate restructuring or turnaround

Portfolio Snapshot

         As of December 31, 2000, the Series' largest sector was healthcare and pharmaceuticals, which comprised nearly 23% of the portfolio and generally performed well during the fiscal year. Also helping our performance within this sector were medical equipment companies. In general, the technology sector has performed poorly since experiencing sharp declines in March 2000, prompting us to slightly decrease our exposure to this area over the second half of the fiscal year. However, technology remained the Series' third-largest sector as of December 31, 2000.

         Another victim of the market's recent volatility has been telecommunications stocks. Despite the recent slump, we believe in the long-term growth potential of our current telecommunications holdings. We also see improved prospects for our holdings in computers and technology. We think the outlook for many stocks in these sectors remains bright, and that as a whole they will rebound. However, we do expect that future growth in the sector will often be at a slower pace than we had originally anticipated.

         In the coming months, we intend to monitor the defense and financial sectors for buying opportunities, as we believe that the potential for growth in these sectors is quite positive.

Investment Outlook

         We see a bright future for many growth stocks, and will continue to monitor the markets during the coming months for stocks that have been left at attractive prices by the broad market's recent decline. While the accumulated impact of higher energy prices, interest rates, and uncertainty about the direction of the U.S. economy has caused some softness in prices and earnings, we believe economic fundamentals are still sound. We expect the Series to benefit over the long term from our technology holdings. We also see good opportunities for growth in the healthcare sector.

         We remain committed to our disciplined, objective approach in selecting stocks with long-term growth potential. We believe our strategy positions us to take advantage of new market opportunities as they arise.

--------------------------------------------------------------------------------
U.S. Growth Series Investment Objective

The Series seeks to provide maximum capital appreciation. It invests primarily in companies of all sizes that we believe will grow faster than the U.S. economy in general.
--------------------------------------------------------------------------------

                                                                   U.S. Growth-1

------------------------------------------------------
Growth of a $10,000 Investment
November 15, 1999 (Series' inception) through
December 31, 2000
                                 U.S. Growth
            S&P 500 Index        Series Standard Class
            -------------        ---------------------

Nov. '99       $10,000                $10,000
Dec. '99       $10,589                $10,590
Mar. '00       $10,832                $11,330
Jun. '00       $10,544                $11,420
Sep. '00       $10,442                $12,382
Dec. '00       $ 9,625                $10,150
------------------------------------------------------


                   U.S. Growth Series
             Average Annual Total Returns
------------------------------------------------------
                  Standard Class        Service Class
                     Shares(1)             Shares(2)
Lifetime              +1.33%                -7.15%
One Year              -4.16%                    --

       For the periods ended December 31, 2000

(1)  Commenced operations on November 15, 1999.
(2)  Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both U.S. Growth Series Standard Class shares and the S&P 500 Index for the period from the Series' inception on November 15, 1999 through December 31, 2000. All distributions were reinvested. Returns plotted on the chart were as of the last day of each successive month shown. The S&P 500 Index measures the performance of mostly large-capitalization U.S. companies. The index is unmanaged, with no set investment objective and does not include the "real world" cost of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                                   U.S. Growth-2

Delaware Group Premium Fund-U.S. Growth Series
Statement of Net Assets
December 31, 2000

                                                          Number         Market
                                                         of Shares        Value
                                                        ----------    ----------
 COMMON STOCK-85.38%
 Aerospace & Defense-2.65%
 Northrop ...........................................       8,700     $  722,100
                                                                      ----------
                                                                         722,100
                                                                      ----------
 Banking & Finance-6.47%
 Citigroup ..........................................      14,533        742,091
 Goldman Sachs Group ................................       4,500        481,219
 Morgan Stanley Dean Witter .........................       6,800        538,900
                                                                      ----------
                                                                       1,762,210
                                                                      ----------
 Cable, Media & Publishing-2.72%
 Time Warner ........................................       2,500        130,600
*Viacom-Class B .....................................      13,050        610,088
                                                                      ----------
                                                                         740,688
                                                                      ----------
 Computers & Technology-8.73%
*Cisco Systems ......................................      12,800        489,600
*EMC ................................................       8,500        565,250
*General Motors-Class H .............................      20,700        476,100
*Oracle .............................................      10,800        313,875
 SAP ADR ............................................       8,400        282,975
*Sun Microsystems ...................................       9,000        250,875
                                                                      ----------
                                                                       2,378,675
                                                                      ----------
 Electronics & Electrical Equipment-7.99%
 Corning ............................................       8,100        427,781
 Emerson Electric ...................................      15,000      1,182,187
 Intel ..............................................      12,700        384,175
*PMC-Sierra .........................................       2,300        180,837
                                                                      ----------
                                                                       2,174,980
                                                                      ----------
 Energy-15.87%
*BJ Services ........................................      10,600        730,075
 Dynegy .............................................      18,100      1,014,731
 Enron ..............................................       7,400        615,125
*Petroleo Brasiliero ADR ............................      24,700        623,675
 Schlumberger .......................................       5,000        399,688
 Transocean Sedco Forex .............................      13,945        641,470
*Triton Energy ......................................       9,900        297,000
                                                                      ----------
                                                                       4,321,764
                                                                      ----------

                                                          Number         Market
                                                         of Shares        Value
                                                        ----------    ----------
 COMMON STOCK (Continued)
 Environmental Services-3.38%
 PE Biosystems Group ................................       9,800     $  921,812
                                                                      ----------
                                                                         921,812
                                                                      ----------
 Healthcare & Pharmaceuticals-22.76%
*Abbott Laboratories ................................      12,200        590,937
 Baxter International ...............................      10,300        909,619
*Celera Genomics ....................................       9,400        337,813
*Elan ADR ...........................................       8,700        407,269
*Genentech ..........................................       9,000        733,500
*Guidant ............................................       8,200        442,287
*IDEC Pharmaceuticals ...............................       2,500        473,906
 Johnson & Johnson ..................................       6,300        661,894
 Lilly (Eli) ........................................       6,700        623,519
 Medtronic ..........................................       3,700        223,387
*Protein Design Labs ................................       2,800        243,250
*Sepracor ...........................................       2,500        200,313
*Serono ADR .........................................      14,700        351,881
                                                                      ----------
                                                                       6,199,575
                                                                      ----------
 Industrial Machinery-2.58%
*Applied Materials ..................................       2,900        110,744
*Celestica ..........................................      10,900        591,325
                                                                      ----------
                                                                         702,069
                                                                      ----------
 Telecommunications-7.97%
*Ciena ..............................................      10,800        878,850
*Network Appliance ..................................       5,200        334,019
*NEXTEL Communications ..............................      10,000        247,500
*Sprint PCS .........................................       8,200        167,588
*Voicestream Wireless ...............................       5,400        543,375
                                                                      ----------
                                                                       2,171,332
                                                                      ----------
 Transportation & Shipping-1.51%
 United Parcel Service Class B ......................       7,000        411,688
                                                                      ----------
                                                                         411,688
                                                                      ----------
 Utilities-2.75%
*AES ................................................       7,800        431,925
*Calpine ............................................       7,000        315,437
                                                                      ----------
                                                                         747,362
                                                                      ----------
 Total Common Stock
  (cost $23,259,408) ................................                 23,254,255
                                                                      ----------

                                                                   U.S. Growth-3

U.S. Growth Series
Statement of Net Assets (Continued)

                                                       Principal        Market
                                                         Amount         Value
REPURCHASE AGREEMENTS-15.63%
With BNP Paribas 6.00%
 1/2/01 (dated 12/29/00,
 collateralized by $436,000
 U.S. Treasury Notes 11.625
 due 11/15/02, market value
 $491,119 and $187,000
 U.S. Treasury Notes 11.875
 due 11/15/03, market value
 $223,186 and $645,000
 U.S. Treasury Notes 11.625%
 due 11/15/04, market value $799,273) ..............   $1,481,000     $1,481,000
With Chase Manhattan 5.85%
 1/2/01 (dated 12/29/00, collateralized
 by $1,465,000 U.S. Treasury Notes
 6.00% due 9/30/02, market
 value $1,506,003) .................................    1,468,000      1,468,000
With J.P. Morgan Securities 5.90%
 1/2/01 (dated 12/29/00, collateralized
 by $1,202,000 U.S. Treasury Bills
 due 3/29/01, market value $1,186,447
 and $130,000 U.S. Treasury Notes
 10.75% due 5/15/03, market
 value $147,627) ...................................    1,307,000      1,307,000
                                                                       ---------
Total Repurchase Agreements
 (cost $4,256,000) .................................                   4,256,000
                                                                       ---------

TOTAL MARKET VALUE OF SECURITIES-101.01% (cost $27,515,408) ..............................   27,510,255

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(1.01%) ..................................     (274,622)
                                                                                            -----------
NET ASSETS APPLICABLE TO 2,686,619 SHARES OUTSTANDING-100.00% ............................  $27,235,633
                                                                                            ===========

NET ASSET VALUE-U.S. GROWTH SERIES STANDARD CLASS ($27,230,989 / 2,686,161 shares) .......       $10.14
                                                                                                 ======
NET ASSET VALUE-U.S. GROWTH SERIES SERVICE CLASS ($4,644 / 458.3 shares) .................       $10.13
                                                                                                 ======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2000:
Shares of beneficial interest (unlimited authorization-no par) ...........................  $28,213,233
Undistributed net investment income ......................................................      146,829
Accumulated net realized loss on investments .............................................   (1,119,276)
Net unrealized depreciation of investments ...............................................       (5,153)
                                                                                            -----------
Total net assets .........................................................................  $27,235,633
                                                                                            ===========

----------
*Non-income producing security for the year ended December 31, 2000.
 ADR-American Depositary Receipts

                             See accompanying notes

                                                                   U.S. Growth-4

Delaware Group Premium Fund-
U.S. Growth Series
Statement of Operations
Year Ended December 31, 2000

INVESTMENT INCOME:
Interest ........................................................   $   246,052
Dividends .......................................................        94,655
                                                                    -----------
                                                                        340,707
                                                                    -----------

EXPENSES:
Management fees .................................................       167,820
Accounting and administration expenses ..........................        10,501
Reports and statements to shareholders ..........................         2,840
Dividend disbursing and transfer agent fees and expenses ........         2,567
Registration fees ...............................................         2,476
Custodian fees ..................................................         2,474
Professional fees ...............................................         1,799
Trustees' fees ..................................................           812
Taxes (other than taxes on income) ..............................           120
Distribution expense-Service Class ..............................             5
Other ...........................................................         1,728
                                                                    -----------
                                                                        193,142
Less expenses paid indirectly ...................................        (1,392)
                                                                    -----------

Total expenses ..................................................       191,750
                                                                    -----------

NET INVESTMENT INCOME ...........................................       148,957
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS:
Net realized loss on investments ................................    (1,119,276)
Net change in unrealized appreciation / depreciation
 of investments .................................................      (365,224)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS .................................................    (1,484,500)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ................................................   ($1,335,543)
                                                                    ===========

                             See accompanying notes

Delaware Group Premium Fund-
U.S. Growth Series
Statements of Changes In Net Assets
                                                      Year Ended    11/15/99* to
                                                       12/31/00        12/31/99
                                                     -----------    ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS:
Net investment income ............................   $   148,957     $   21,462
Net realized loss on investments .................    (1,119,276)            --
Net change in unrealized appreciation /
 depreciation of investments .....................      (365,224)       360,071
                                                     -----------     ----------
Net increase (decrease) in net assets
 resulting from operations .......................    (1,335,543)       381,533
                                                     -----------     ----------

DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class ..................................       (23,590)            --
 Service Class ...................................            --             --
                                                     -----------     ----------
                                                         (23,590)            --
                                                     -----------     ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class ..................................    26,433,660      8,362,469
 Service Class ...................................         5,000             --
Net asset value of shares issued upon
 reinvestment of distributions:
 Standard Class ..................................        23,590             --
 Service Class ...................................            --             --
                                                     -----------     ----------
                                                      26,462,250      8,362,469
                                                     -----------     ----------
Cost of shares repurchased:
 Standard Class ..................................    (6,611,064)          (422)
 Service Class ...................................            --             --
                                                     -----------     ----------
                                                      (6,611,064)          (422)
                                                     -----------     ----------
Increase in net assets derived from
 capital share transactions ......................    19,851,186      8,362,047
                                                     -----------     ----------

NET INCREASE IN NET ASSETS .......................    18,492,053      8,743,580

NET ASSETS:
Beginning of period ..............................     8,743,580             --
                                                     -----------     ----------
End of period ....................................   $27,235,633     $8,743,580
                                                     ===========     ==========
----------
*Date of commencement of operations.

                             See accompanying notes

                                                                   U.S. Growth-5

Delaware Group Premium Fund-U.S. Growth Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                            U.S. Growth Series
                                                              Standard Class
                                                             Year    11/15/99(1)
                                                            Ended         to
                                                           12/31/00    12/31/99
                                                           ---------------------
Net asset value, beginning of period ...................... $10.590     $10.000

Income (loss) from investment operations:
Net investment income(2) ..................................   0.076       0.026
Net realized and unrealized gain (loss) on investments ....  (0.515)      0.564
                                                            -------     -------
Total from investment operations ..........................  (0.439)      0.590
                                                            -------     -------

Less dividends:
Dividends from net investment income ......................  (0.011)         --
                                                            -------     -------
Total dividends ...........................................  (0.011)         --
                                                            -------     -------

Net asset value, end of period ............................ $10.140     $10.590
                                                            =======     =======

Total return(3) ...........................................  (4.16%)      5.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ................... $27,231      $8,744
Ratio of expenses to average net assets ...................   0.74%       0.75%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly ..................   0.74%       0.79%
Ratio of net investment income to average net assets ......   0.57%       3.33%
Ratio of net investment income to average net assets prior
 to expense limitation and expenses paid indirectly .......   0.57%       3.29%
Portfolio turnover ........................................     91%          0%

----------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)Per share information for the year ended December 31, 2000 was based on the average shares outstanding method.
(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

                                                                   U.S. Growth-6

U.S. Growth Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout the period was as follows:

                                                               U.S. Growth Series Service Class
                                                                           5/1/00(1)
                                                                              to
                                                                           12/31/00
                                                                           --------
Net asset value, beginning of period .....................................  $10.910

Income (loss) from investment operations:
Net investment income(2) .................................................    0.004
Net realized and unrealized loss on investments ..........................   (0.784)
                                                                            -------
Total from investment operations .........................................   (0.780)
                                                                            -------

Net asset value, end of period ...........................................  $10.130
                                                                            =======

Total return(3) ..........................................................   (7.15%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..................................       $5
Ratio of expenses to average net assets ..................................    0.89%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly .................................    0.89%
Ratio of net investment income to average net assets .....................    0.05%
Ratio of net investment income to average net assets prior to expense
 limitation and expenses paid indirectly .................................    0.05%
Portfolio turnover .......................................................      91%

----------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)Per share information was based on the average shares outstanding method.
(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

                                                                   U.S. Growth-7

Delaware Group Premium Fund-U.S. Growth Series
Notes to Financial Statements
December 31, 2000

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series (formerly Delaware Balanced Series), Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series (formerly DelCap Series), High Yield Series (formerly Delchester Series), International Equity Series, REIT Series, Select Growth Series (formerly Aggressive Growth Series), Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to U.S. Growth Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended. The Series offers two classes of shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares do carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek to provide maximum capital appreciation. It invests primarily in companies of all sizes that the investment manager believes will grow faster than the U.S. economy in general.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $599 for the year ended December 31, 2000. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These earnings credits were $793 for the year ended December 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of its the investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Series through April 30, 2001. No reimbursement was due for the year ended December 31, 2000.

                                                                   U.S. Growth-8

U.S. Growth Series
Notes to Financial Statements (Continued)

2. Investment Management and Other Transactions with Affiliates (Continued)
The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to the distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets.

At December 31, 2000, the Series had liabilities payable to affiliates as follows:

                         Dividend disbursing,        Other
         Investment      transfer agent fees,       expenses
         management        accounting fees           payable
       fee payable to     and other expense          to DMC
            DMC            payable to DSC        and affiliates
       --------------    --------------------    ---------------
         $14,518               $1,188                $2,384

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Series. These officers, trustees and employees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2000, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

 Purchases ..............   $38,942,628
 Sales ..................   $19,520,448

At December 31, 2000, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                           Aggregate        Aggregate
         Cost of          unrealized       unrealized      Net unrealized
       investments       appreciation     depreciation      depreciation
       -----------       ------------     ------------      ------------
       $27,515,408        $3,228,635       ($3,233,788)       ($5,153)

For federal income tax purposes, the Series had accumulated capital losses as of December 31, 2000, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

       Year of Expiration
              2008
       ------------------
           $1,077,920

4. Capital Shares
Transactions in capital shares were as follows:

                                                          Year          Period
                                                          Ended          Ended
                                                        12/31/00       12/31/99*
                                                        --------       ---------
Shares sold:
 Standard Class ....................................    2,408,892       825,396
 Service Class .....................................          458            --

Shares issued upon reinvestment of distributions:
 Standard Class ....................................        2,049            --
 Service Class .....................................           --            --
                                                        ---------       -------
                                                        2,411,399       825,396
                                                        ---------       -------
Shares repurchased:
 Standard Class ....................................     (550,135)          (41)
 Service Class .....................................           --            --
                                                        ---------       -------
                                                         (550,135)          (41)
                                                        ---------       -------
Net increase .......................................    1,861,264       825,355
                                                        =========       =======
----------
*Commenced operations on 11/15/99.
                                                                   U.S. Growth-9

U.S. Growth Series
Notes to Financial Statements (Continued)

5. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2000, or at any time during the year.

6. Tax Information (Unaudited)
For the fiscal year ended December 31, 2000, the Series designates distributions paid during the year as follows:

              (A)               (B)
           Long-Term         Ordinary          (C)
         Capital Gains        Income            Total             (D)
         Distributions     Distributions    Distributions     Qualifying
          (Tax Basis)       (Tax Basis)      (Tax Basis)      Dividends(1)
          -----------       -----------      -----------      ------------
              --                100%            100%               64%

----------
   (A) and (B) are based on a percentage of the Series' total distributions.
   (D) is based on a percentage of ordinary income of the Series.
(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
                                                                  U.S. Growth-10

Delaware Group Premium Fund-U.S. Growth Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-U.S. Growth Series

We have audited the accompanying statement of net assets of U.S. Growth Series (the "Series") as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and for the period November 15, 1999 (commencement of operations) through December 31, 1999, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Growth Series at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period November 15, 1999 (commencement of operations) through December 31, 1999, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                         /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 5, 2001





                                                                  U.S. Growth-11